UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.                                            )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RB Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2024

PROXY STATEMENT

Notice of Annual and Special Meeting of
Shareholders to be held on May 7, 2024

1	2024 Proxy Statement

Dear Fellow Shareholders,

For RB Global, 2023 was a year of positive transformation as we worked to build on the Company’s success and deliver sustainable, long-term value for you, our shareholders. Among the actions taken, we:

•	Completed our acquisition of IAA in March, advancing our vision of being a trusted global marketplace for insights, services, and transaction solutions for commercial assets and vehicles;

•	Appointed new leaders with proven records and the experience needed to drive the IAA integration and progress on our business objectives; and

•	Evolved the composition of the RB Global Board of Directors and its committees, welcoming new diverse voices and skill sets to support management, oversee strategic execution and serve our shareholders’ best interests.

New Leadership and Organizational Structure to Advance the IAA Integration and Ensure a Strong Future for RB Global

In August 2023, the Board appointed Jim Kessler as Chief Executive Officer. Jim joined RB Global in 2020 as Chief Operating Officer. In that role, he was integral in developing and executing the customer engagement strategies and offerings that repositioned RB Global from a traditional auctioneer into a premier, global omnichannel marketplace. He also spearheaded the due diligence underpinning the IAA acquisition and the associated integration planning. Jim’s appointment followed Ann Fandozzi’s departure from the Company. Ann made many contributions to RB Global’s marketplace strategy, and we thank her for her service and wish her the best.

Jim is a roll-up-your-sleeves CEO with a commitment to shaping effective teams, and actions under his leadership are already benefitting operational excellence and profitable growth.

Changes have been implemented to the Company’s operating model and organizational structure to increase accountability, reduce costs and rebalance investments in key growth areas. New appointments were made in high impact areas, such as global marketing, product management, strategic accounts management and sales.

To help build on this momentum, Eric J. Guerin joined RB Global as Chief Financial Officer, effective January 15, 2024. Eric brings significant leadership and financial experience, including with other logistics and technology services companies where he has worked hand-in-hand with the sales and operational teams to drive profitable growth and market share gains. We look forward to his contributions at RB Global.

The leadership appointments made this year underscore the priority the Board places on retaining, attracting and developing top talent. Consistent with these objectives and RB Global’s transformation in scale and reach, the Board’s Compensation Committee reviewed and adjusted the pay structure for our executive officers. We invite you to read more in the letter from our Compensation Committee in the accompanying proxy statement.

Adding New Perspectives to the Board and Experience Tied to Strategy and Value Creation

We are pleased to announce that our 11-member slate of director nominees for this year’s Annual Meeting includes two new independent director nominees – Debbie Stein and Gregory Morrison. As further detailed herein, Debbie and Greg are both accomplished executives with significant board experience. They bring to RB Global experience that is directly tied to our strategy and enhancing shareholder value, including in the areas of finance, automotive services, innovative technology deployments and large-scale business transformations. Debbie and Greg also add further diversity to the Board, consistent with the commitment we made to shareholders in 2023.

Erik Olsson and Bill Breslin will not be standing for re-election at this Annual Meeting. Both have served RB Global admirably. Erik joined the Board in 2013 and has acted as Chair of the Board since 2020. The Company has undergone significant transformation and growth during his tenure. We are grateful for Erik’s stewardship of RB Global.

Accelerating Our Journey to a Better Tomorrow

A winning company starts with a winning culture that supports and empowers employees. We are proud to have recently received a Great Place to Work® certification, which is a highly coveted achievement that requires consistent and intentional dedication to the overall employee experience. This recognition is a testament to the progress we have made in bringing the Ritchie Bros. and IAA businesses together and operating as one integrated team.

2	2024 Proxy Statement

As part of our IAA integration efforts, we have also identified sustainability and governance best practices from each of the historical Ritchie Bros. and IAA businesses. The Nominating and Corporate Governance Committee of the Board, which oversees our governance and sustainability strategies, is working with leadership to continue to draw on these best practices as we advance our integration. We look forward to sharing more when we publish our sustainability report in or about the month of June 2024.

Thank You for Your Investment

As we look toward the future, the Board and management team believe in our strategy and ability to grow and create superior value. Shareholder feedback has been an important element in our decision making, and we thank you for your continued engagement over the past year. The Board values the perspectives of our shareholders, and we look forward to continuing this dialogue and building on all that we accomplished this year.

On behalf of the RB Global Board of Directors,

Bob Elton	Jim Kessler
Vice Chair of the Board	Chief Executive Officer

3	2024 Proxy Statement

Two Westbrook Corporate Center, Suite 500

Westchester, Illinois 60154, United States

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To The Shareholders:

NOTICE IS HEREBY GIVEN that an Annual and Special Meeting (the “Meeting”) of the shareholders of RB GLOBAL, INC. (the “Company”) will be held in a virtual-only format on May 7, 2024 at 11:00 a.m. (Central Time), for the following purposes:

1.	to receive the financial statements of the Company for the financial year ended December 31, 2023 and the report of the auditors thereon;

2.	to elect the directors of the Company to hold office until their successors are elected at the next annual meeting of the Company;

3.	to appoint the auditors of the Company to hold office until the next annual meeting of the Company and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditors;

4.	to consider and, if deemed advisable, to approve, on an advisory basis, a non-binding resolution on the compensation of the Company’s named executive officers, as more particularly described in the accompanying proxy statement;

5.	to consider and, if deemed advisable, to pass, with or without variation, a special resolution approving the Company’s continuation from a corporation organized under the Canada Business Corporations Act to a corporation organized under the Business Corporations Act (Ontario); and

6.	to transact such other business as may properly be brought before the Meeting.

The Meeting will be held in a virtual-only format conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. We have structured our virtual meeting to provide shareholders the same rights as if the Meeting were held in person. Shareholders may listen to the Meeting, submit questions and vote online at: http://www. virtualshareholdermeeting.com/rba2024 (the “2024 Meeting Website”). To be admitted to vote or ask questions at the Meeting at the 2024 Meeting Website, you must enter the control number found on your Notice of Availability of Proxy Materials, proxy card or voting instruction form. You may vote during the Meeting by following the instructions available on the 2024 Meeting Website during the Meeting.

Further information regarding the matters to be considered at the Meeting is set out in the accompanying proxy statement.

4	2024 Proxy Statement

The directors of the Company have fixed the close of business on March 18, 2024 as the record date for determining the shareholders entitled to receive notice of and to vote at the Meeting. Only registered shareholders of the Company as of March 18, 2024 will be entitled to vote online or by proxy at the Meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted at the Meeting. We urge you to vote your shares either by Internet, phone or mail as promptly as possible so your shares will be represented at the Meeting. Instructions on voting your shares are in the Notice of Internet Availability of Proxy Materials you received for the Meeting. If you received paper copies of our proxy materials, instructions on voting your shares can be found on the enclosed proxy form. Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:00 a.m. (Central Time) on May 3, 2024. To be effective, forms of proxy sent by mail must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment or postponement thereof.

All non-registered shareholders who receive these materials through a broker or other intermediary should complete and return the materials in accordance with the instructions provided to them by such broker or intermediary.

DATED at Vancouver, British Columbia, as of this 25th day of March, 2024.

By Order of the Board of Directors

Ryan Welsh

Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2024

The Company’s Proxy Statement and Annual Report on Form 10-K for the year ended
December 31, 2023 are available at investor.rbglobal.com

5	2024 Proxy Statement

TABLE OF CONTENTS

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS	4

PROXY STATEMENT FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS	8

PROXY SUMMARY	9

Annual and Special Meeting of Shareholders	9

Shareholder Voting Matters	9

General Information	9

Voting Methods	10

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING	11

PROPOSAL ONE: ELECTION OF DIRECTORS	16

Questions and Answers about the Election of Directors	16

Information Concerning The Nominees To The Board Of Directors	17

Recommendation of the Board	23

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS	24

CORPORATE GOVERNANCE	26

Overview	26

Structure and Members of the Board	26

Independence of the Directors	26

Meetings of the Board and Board Member Attendance at Annual Meeting	26

Independent Chair	27

Board Mandate	27

Position Descriptions	29

Orientation and Continuing Education	29

Code of Business Conduct and Ethics	29

Shareholder and Other Interested Party Communications to the Board	30

Executive and Chief Executive Officer Succession Planning	31

Board Evaluations and Director Assessments	31

Director Term Limits and Board Renewal	32
Gender and Racial/Ethnic Diversity on the Board and in the Director Identification and Selection Process	32

Representation of Women in Executive Officer Appointments	32

Other Designated Groups	33

Corporate Governance Guidelines	34

Board Leadership Structure	34

Board’s Role in Risk Oversight	34

Compensation Committee Interlocks and Insider Participation	34

BOARD COMMITTEES	35

Audit Committee and Audit Committee Financial Expert	35

Compensation Committee	35

Nominating and Corporate Governance Committee	36

Other Committees	37

OTHER MATTERS	38

Legal Proceedings	38

Delinquent Section 16(a) Reports	38

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	38

Starboard Strategic Investment	39

NON-EXECUTIVE DIRECTOR COMPENSATION	40

Non-executive Director Compensation Table	41

Ownership Guidelines	42

Non-executive Director Deferred Share Unit Plan	43

PROPOSAL TWO:

RE-APPOINTMENT OF ERNST & YOUNG LLP	44

Overview	44

Fees Billed by Independent Auditors	44

Pre-Approval Policies and Procedures	44

Recommendation of the Board	45

Report of the Audit Committee	45

PROPOSAL THREE: NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION	45

Overview	45

Recommendation of the Board	46

6	2024 Proxy Statement

PROPOSAL FOUR: APPROVAL OF THE COMPANY’S CONTINUATION FROM A CORPORATION ORGANIZED UNDER THE CANADA BUSINESS CORPORATIONS ACT TO A CORPORATION ORGANIZED UNDER THE BUSINESS CORPORATIONS ACT (ONTARIO)	46

Overview	46

Continuance Process	47

Effect of Continuance	47

Majority Voting Policy	48

Comparison of CBCA and OBCA	48

“De-Clawing” Preferred Shares	51

Recommendation of the Board	51

Rights of Dissent in Respect of the Continuance Resolution	52

COMPENSATION DISCUSSION AND ANALYSIS	54

EXECUTIVE COMPENSATION TABLES	81

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS	104

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	106

OTHER BUSINESS	107

NOTE REGARDING FORWARD-LOOKING STATEMENTS	108

APPENDIX A:

SELECTED DEFINITIONS OF OPERATIONAL AND FINANCIAL PERFORMANCE	109

APPENDIX B: PROPOSED ARTICLES	110

Rights, Privileges, Restrictions and Conditions	117

EXHIBIT 1	140

APPENDIX C: PROPOSED BY-LAWS	141

APPENDIX D: SECTION 190 OF THE CBCA	145

7	2024 Proxy Statement

PROXY STATEMENT FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To Be Held on May 7, 2024

The Annual and Special Meeting of Shareholders (the “Meeting”) of RB Global, Inc. (the “Company” or “RB Global”) will be held in a virtual-only format on May 7, 2024 at 11:00 a.m. (Central Time). On or about March 25, 2024, in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for the Meeting, we anticipate that we will begin mailing to each shareholder entitled to vote at the meeting either (1) a Notice of Internet Availability of Proxy Materials or (2) this Proxy Statement, Notice of Annual and Special Meeting of Shareholders, the Company’s 2023 Annual Report and the form of proxy.

We are providing proxy materials to our shareholders primarily via a Notice of Internet Availability of Proxy Materials instead of mailing printed copies of these materials to each shareholder. The Notice of Internet Availability of Proxy Materials contains instructions about how to access our proxy materials and vote online or by mail. If you would like to receive a free paper or email copy of our proxy materials for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number in the subject line. To facilitate timely delivery, any request for a paper or email copy of the proxy materials should be made by April 23, 2024.

If you plan to attend the Meeting and your shares are held in “street name” — in an account with a bank, broker, or other nominee — you should follow the procedures in the materials and request voting instructions provided by or on behalf of such broker, bank or other nominee and arrange to be appointed as a proxy holder.

The Meeting will be held in a virtual-only format conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. Shareholders may listen to the Meeting, submit questions and vote online at: www.virtualshareholdermeeting.com/rba2024.

You can vote your shares by internet, phone or mail, or if you hold your shares in “street name”, by following the instructions set forth in the voting instruction form provided by or on behalf of your broker, bank or other nominee.

If you need assistance to attend the Meeting, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

Unless the context requires otherwise, references in this Proxy Statement to “we,” “us,” and “our” refer to RB Global, Inc. Dollar amounts are presented in U.S. dollars unless otherwise specified. Except as otherwise stated, the information herein is given as of March 18, 2024.

8	2024 Proxy Statement

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. For more complete information about these topics, please review our Annual Report on Form 10-K and the entire Proxy Statement.

Annual and Special Meeting of Shareholders

Time and Date:	May 7, 2024 at 11:00 a.m. (Central Time)

Location:	Virtual-only format via the Internet by visiting www.virtualshareholdermeeting.com/rba2024

Record Date:	March 18, 2024

Mailing Date:	On or about March 25, 2024

Attending the Meeting:	Virtual Meeting. Virtually via the Internet by visiting www.virtualshareholdermeeting.com/rba2024 and following the instructions. You will need the information included on your proxy card to access the Meeting.

Shareholder Voting Matters

The Board recommends that you vote your shares:

“FOR” the election of each of the nominees named under “Proposal One: Election of Directors” on page 16

“FOR” the appointment of Ernst & Young LLP as auditors of the Company until the next annual meeting and the authorization of the Audit Committee of the Board to fix the remuneration to be paid to the auditors on page 44

“FOR” non-binding, advisory approval of our executive compensation on page 45

“FOR” the approval of the Company’s continuation from a corporation organized under the Canada Business Corporations Act to a corporation organized under the Business Corporations Act (Ontario) on page 46

General Information

Stock Symbol:	RBA

Exchanges:	New York Stock Exchange (NYSE) and Toronto Stock Exchange (TSX)

Registrar and Transfer Agent:	Computershare

Head Office:	Two Westbrook Corporate Center, Suite 500, Westchester, Illinois 60154, United States

Company Website:	rbglobal.com

Investor Relations Website:	investor.rbglobal.com

References in this Proxy Statement to the Company’s website, including its investor relations website,  are not intended to, and do not, incorporate by reference into this Proxy Statement any materials contained on such website.

9	2024 Proxy Statement

Voting Methods

Have your Notice of Internet Availability of Proxy Materials or your proxy card available.

Vote by Internet: www.proxyvote.com

Vote by Phone: 1-800-690-6903

Vote by Mail: at address provided on proxy card.

Voting Deadline: May 3, 2024 at 11:00 a.m. (Central Time) or 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.

10	2024 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement?

The Company is providing the Notice of Annual and Special Meeting of Shareholders and this Proxy Statement directly to shareholders who are shareholders of record at the close of business on March 18, 2024 and therefore are entitled to vote at the Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.

When you vote by internet, phone or mail, you appoint the proxy holders nominated by management, Bob Elton, Vice Chair, or Jim Kessler, Chief Executive Officer (the “CEO”) of the Company, with full power of substitution, to be your representatives at the Meeting. A shareholder has the right to appoint a person or company other than the nominees of management named in the instrument of proxy to represent the shareholder at the Meeting. To exercise this right, a shareholder should insert the name of its nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of the Company. As your representative(s), your proxy holder(s) will vote or withhold from voting the shares represented by the proxy at the Meeting (or any adjournments or postponements) in accordance with your instructions on any ballot that may be called. If you specify a choice in the proxy as to how your shares are to be voted with respect to any matter to be acted upon, the shares will be voted accordingly. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we recommend that you vote by internet, phone or mail as soon as possible to ensure your vote is recorded in advance of the Meeting.

When you vote by internet, phone or mail, you will confer discretionary authority upon a proxy holder named in the instrument of proxy to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders and any other matter which may properly come before the Meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

You may attend the Meeting via live audio webcast. The accompanying proxy materials include instructions on how to participate in the Meeting via the live audio webcast and how you may vote your shares online if you attend the Meeting. To submit your questions during the Meeting, please log on to www.virtualshareholdermeeting.com/rba2024. You will need to enter the 16-digit control number received with your Notice of Internet Availability of Proxy Materials or proxy card to enter the Meeting. If you have any technical difficulties or any questions regarding the virtual meeting website, please call the support team at the numbers listed on the log-in screen. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our Investor Relations website, https://investor.rbglobal.com/home/default.aspx, including information on when the meeting will be reconvened.

Why is the Meeting being held in a virtual-only format?

The Meeting is being held in a virtual-only format in order to provide all our shareholders with an equal opportunity to participate, regardless of their geographic location. We are confident in the technology and believe that it enables shareholders to have an equal opportunity to participate in the Meeting in a safe and easy manner regardless of their geographic location.

Why does my name not appear as a shareholder of record?

Many, if not most, investors own their shares through a broker dealer or other nominee. Broker dealers frequently clear their transactions through other broker dealers, and may hold the actual certificates for shares in the name of securities depositories, such as Cede & Co. (operated by the Depository Trust Company) in the United States or CDS Clearing and Depository Services Inc. in Canada. In such a case, only the ultimate certificate holder appears on our records as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker dealer. You should contact your broker dealer for more information about this process.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the non-registered/beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by or on behalf of that organization. The registered holder of the shares is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account by following the instructions on the voting instruction form that is provided by or on behalf of the intermediary. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not attend the Meeting remotely and vote your shares at the Meeting unless you arrange with your broker, bank, or other nominee to be appointed as proxy holder.

11	2024 Proxy Statement

Who is making this solicitation and who will pay the related costs?

This solicitation is made on behalf of the management of the Company. No director has given management notice that he or she intends to oppose any action intended to be taken by management at the Meeting. The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of common shares of the Company (the “Common Shares”) on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When is the record date?

The Board has fixed March 18, 2024 as the record date for the Meeting. Only holders of Common Shares and holders of Series A Senior Preferred Shares of the Company (the “Subordinate Voting Shares”) as of the close of business on that date will be entitled to vote at the Meeting or any adjournment or postponement thereof.

How many shares are outstanding and how many votes can be cast by all shareholders?

A total of 183,284,575 Common Shares and 485,000,000 Subordinate Voting Shares were outstanding as of March 18, 2024.

At the Meeting or any adjournment or postponement thereof, each holder of Common Shares as of the record date is entitled to one vote per Common Share held in connection with each matter to be acted upon at the Meeting or any adjournment or postponement thereof.

At the Meeting or any adjournment or postponement thereof, each holder of Subordinate Voting Shares as of the record date is entitled to 0.0139696 vote per Subordinate Voting Share held in connection with each matter to be acted upon at the Meeting or any adjournment or postponement thereof, voting with the holders of the Common Shares on an as-converted basis and as a single class. Subordinate Voting Shares represent, as of the record date, 6,775,252 votes at the Meeting or any adjournment or postponement thereof, which is the number of Common Shares into which the Subordinate Voting Shares could be converted as of the record date. Such number of votes represents approximately 3.56% of the aggregate voting rights attached to the Company’s securities as of the record date.

Are there any shareholders that hold 10% or more of the shares that may be voted?

To the knowledge of the Company’s directors and executive officers, based on filings with Canadian securities regulators and the U.S. Securities and Exchange Commission (the “SEC”), no person beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying more than 10% of the voting rights attached to the Common Shares of the Company other than as described under “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” on page 104.

To the knowledge of the Company’s directors and executive officers, as of March 18, 2024, various funds and a managed account to which Starboard Value LP serves as the investment manager or manager beneficially own, or control or direct, directly or indirectly, 485,000,000 Subordinate Voting Shares, representing 100% of the voting rights attached to the Subordinate Voting Shares. See “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” on page 104.

What items of business will be voted on at the Meeting and how does the Board recommend I vote?

Shareholders will be asked to vote on the following:

•	the election of eleven directors for a term of one year each expiring at the next annual meeting of the Company;

•	the appointment of Ernst & Young LLP as the Company’s auditor until the next annual meeting of the Company and the authorization of the Audit Committee of the Board to fix the remuneration to be paid to the auditors;

•	a non-binding, advisory vote on executive compensation;

•	the approval of the Company’s continuation from a corporation organized under the Canada Business Corporations Act (the “CBCA”) to a corporation organized under the Business Corporations Act (Ontario) (the “OBCA”); and

•	any other business that may properly come before the Meeting.

12	2024 Proxy Statement

The Board recommends a vote:

FOR each nominee for director;

FOR the appointment of Ernst & Young LLP as the Company’s auditor until the next annual meeting of the Company and the authorization of the Audit Committee of the Board to fix the remuneration to be paid to the auditors;

FOR the non-binding, advisory vote on executive compensation; and

FOR the approval of the Company’s continuation from a corporation organized under the CBCA to a corporation organized under the OBCA.

What are my voting rights if I hold Common Shares?

Each Common Share is entitled to one vote in connection with each matter to be acted upon at the Meeting. No cumulative rights are authorized. The rights of dissent in respect of the Company's proposed continuation from a corporation organized under the CBCA to a corporation organized under the OBCA are described on page 52.

What are my rights if I hold Subordinate Voting Shares?

Each Subordinate Voting Share is entitled to 0.0139696 of a vote in connection with each matter to be acted upon at the Meeting, voting with the holders of the Common Shares on an as-converted basis and as a single class. No cumulative rights are authorized. The rights of dissent in respect of the Company's proposed continuation from a corporation organized under the CBCA to a corporation organized under the OBCA are described on page 52.

In the event of a take-over bid for the Common Shares, a holder of Subordinate Voting Shares may participate in such take-over bid by exercising the conversion rights attached to such Subordinate Voting Shares. Each outstanding Subordinate Voting Share shall be convertible into Common Shares at the option of the holder, subject to the terms and conditions contained in the articles of the Company. Under certain circumstances prescribed under the articles of the Company, a holder of Subordinate Voting Shares may also have the right to require the Company to redeem all or any portion of such holder’s Subordinate Voting Shares for cash in the event of a take-over bid.

How do I vote if I am a registered shareholder?

If you are a registered shareholder, you may vote your shares by internet at www.proxyvote.com, by mail, by phone or by attending the Meeting and voting online. To vote by internet, you will need your voting control number, which can be found on your Notice of Internet Availability of Proxy Materials or proxy card. To vote by mail, you should promptly complete, sign and return your proxy card, or if you have received a Notice of Internet Availability of Proxy Materials, request a proxy card by internet at www.proxyvote.com, calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. Joint owners wishing to complete a proxy form must each sign the proxy card.

How do I vote if I am a non-registered/beneficial holder?

If you are a non-registered/beneficial holder, you should receive a voting instruction form from a broker dealer or other nominee that you may use to instruct such persons how to vote your shares. If you receive a voting instruction form, you may exercise voting rights in respect of those shares in accordance with the procedures provided by the broker dealer or other nominee, which may include voting by mail, telephonically by calling the telephone number shown on the voting form or via the internet at the website shown on the voting instruction form. If you are a non-registered/ beneficial holder, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares at the Meeting unless you have obtained a proxy for those shares from the person or entity of record holding your shares. Should you require additional information regarding the Meeting, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

To participate in the Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials or proxy card. Beneficial shareholders who do not have a control number may be able to gain access to the Meeting by logging into their broker, brokerage firm, bank or other nominee’s website and selecting the shareholder communications mailbox to link through to the Meeting; instructions should also be provided on the voting instruction form provided by your broker, bank or other nominee.

Can shareholders vote at the Meeting?

If you prefer, you may vote online at the Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you need to arrange with your stockbroker or the registered owner to be appointed as proxy holder entitling you to vote online at the Meeting.

13	2024 Proxy Statement

What does it mean if I receive more than one proxy card and/or voting instruction form?

If you receive more than one proxy card and/or voting instruction form, it likely means that you have multiple accounts with the Company’s transfer agent and/or with stockbrokers. Please vote or arrange for voting of all of your shares.

What if I share an address with another shareholder and we received only one copy of the proxy materials or what if I receive multiple copies?

SEC rules permit companies and intermediaries such as brokers to send one envelope with individual copies of our Notice of Internet Availability of Proxy Materials or proxy materials to multiple shareholders who share the same address unless we receive contrary instructions from a shareholder. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials by default, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call 1-866-540-7095 or write to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of this Proxy Statement, the Notice of Internet Availability of Proxy Materials and our 2023 Annual Report by written request to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

May I revoke my proxy or change my vote?

Yes. If you are a registered shareholder, you may revoke your proxy by:

•	signing another proxy with a later date and delivering it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting or any adjournment or postponement thereof;

•	signing and dating a written notice of revocation and delivering it to the registered office of the Company, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada, at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof;

•	attending the Meeting virtually and registering with the scrutineer of the Meeting as a shareholder present virtually and by signing and delivering a written notice of revocation to the Chair of the Meeting or any adjournment or postponement thereof; or

•	in any other manner provided by law.

If you have followed the process for attending and voting online at the Meeting, voting online at the Meeting will revoke your previous proxy.

In addition, if you are a registered shareholder and have voted using the internet following the instructions as described in the Notice of Internet Availability of Proxy Materials or this Proxy Statement, you may change your vote by following the procedures described in the Notice of Internet Availability of Proxy Materials or this Proxy Statement to submit a vote with a later date prior to the voting deadline.

If you are not a registered shareholder and wish to change your proxy nominee or your vote, you should consult your broker or nominee with respect to submitting new voting instructions. Intermediaries may set deadlines for the receipt of revocation notices that are farther in advance of the Meeting than those set out above and, accordingly, any such revocation should be completed well in advance of the deadline prescribed in the form of proxy or voting instruction form to ensure it is given effect at the Meeting.

How are abstentions and broker non-votes counted?

Shares held or represented by proxy by persons present at the Meeting in respect of which the holder or proxy holder does not vote, or abstains from voting, with respect to any proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement. A “broker non-vote” occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under the rules of the New York Stock Exchange (“NYSE”). If a quorum is present, broker non-votes will not be counted as votes FOR or AGAINST such matter or, in the case of election of a director, as votes FOR or AGAINST with respect to such election, and also will not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a majority of the shares voting on the matter.

14	2024 Proxy Statement

Under the NYSE rules, brokers or nominees are entitled to vote shares held for a beneficial owner on “routine” matters, such as the appointment of Ernst & Young LLP as our independent auditors, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a nominee is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters. Accordingly, if you hold your shares in street name, it is critical that you arrange to exercise your voting right if you want it to count on all matters to be decided at the Meeting.

How many votes are needed to hold the Meeting and approve the proposals and how does the Board recommend that I vote?

To conduct the Meeting, the Company must have a quorum, which is two persons present and each entitled to vote and holding or representing by proxy not less than 33% of the votes entitled to be cast at the Meeting. The table below shows the votes needed to approve each of the proposals, as further described in each of the proposals and the Board’s recommendation for voting on each proposal.

Proposals		Votes Required	Board Recommendation

1	Election of eleven nominees to serve as directors for a term of one year each expiring at the next annual meeting of the Company
The nominees receiving a greater number of “FOR” vote cast at the Meeting than “AGAINST” will be elected. See “Proposal One: Election of Directors — Questions and Answers about the Election of Directors — Might directors be required to resign following the Meeting?” on page 17 for more information.
FOR each nominee

2	Appointment of Ernst & Young LLP as the Company’s auditor until the next annual meeting of the Company and the authorization of the Audit Committee to fix the remuneration of the auditors	Majority of votes cast at the Meeting voting FOR the proposal. For purposes of determining the number of votes cast, only “FOR” or “AGAINST” votes are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of the proposal.	FOR

3	Annual non-binding, advisory vote on executive compensation	Majority of votes cast at the Meeting voting FOR the proposal. This is an advisory vote and, while not binding on us, our Board and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future decisions on executive compensation.	FOR

4	Approval of the Company’s continuation from a corporation organized under the CBCA to a corporation organized under the OBCA	Two-thirds (2/3) of votes cast at the Meeting voting FOR the proposal.	FOR

Will my shares be voted if I do not vote by phone, internet or sign and return my proxy card or voting instruction form?

If your shares are registered in your name and you do not vote by phone, internet or sign and return your proxy card, or attend and vote online at the Meeting, your shares will not be voted at the Meeting. If your shares are held through an account with a brokerage firm, bank, dealer or other nominee, your brokerage firm or other nominee may vote your shares on certain “routine” matters as described above.

How are votes counted?

If your instructions as to voting in any instrument of proxy or voting instruction form are certain, your shares will be voted, withheld or abstained from voting in accordance with your instructions. If you do not specify a choice in the proxy card as to any of the following matters, and one of the proxy holders recommended by management is appointed as proxy holder, your shares will be voted “FOR” the election of each director nominee named in this Proxy Statement and “FOR” each of proposals two through four, as recommended by the Board as further described in each of the proposals.

Voting results will be tabulated and certified by a representative of Broadridge, or such other entity as may be selected by the Company, as the scrutineer of the Meeting.

15	2024 Proxy Statement

What happens if additional matters are presented at the Meeting?

Management of the Company is not aware of any amendments to or variations of any of the matters identified in the enclosed Notice of Annual and Special Meeting of Shareholders nor of any other business which may be brought before the Meeting. When you vote by internet, phone or mail, you will confer discretionary authority upon a proxy holder named in the instrument of proxy to vote your shares on any amendments or variations to the matters identified in the accompanying Notice of Annual and Special Meeting and on any other matter that may properly be brought before the Meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

Where can I find the voting results of the Meeting?

The Company will publish the voting results of the Meeting in a Current Report on Form 8-K, which is required to be filed with the SEC at www.sec.gov within four business days after the date of the Meeting and on the System for Electronic Document Analysis and Retrieval Plus (“SEDAR+”) at www.sedarplus.com.

How can I obtain additional information, including a copy of the Proxy Statement and the 2023 Annual Report on Form 10-K?

The Company will mail, without charge to any registered holder or beneficial owner of Common Shares and/or Subordinate Voting Shares, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the consolidated financial statements, management’s discussion and analysis of financial condition and results of operations, schedules and list of exhibits, and any particular exhibit specifically requested, any interim financial statements of the Company and the relevant management’s discussion and analysis of financial condition and results of operations that have been filed with securities regulators for any period after the end of the Company’s most recently completed financial year and the Company’s proxy statement in respect of its most recent annual meeting of shareholders. Requests should be sent to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada. The Company may require payment of a reasonable charge for reproduction if a person that is not a registered shareholder or beneficial owner of Common Shares and/or Subordinate Voting Shares makes the request. This Proxy Statement, the Annual Report on Form 10-K and additional information relating to the Company are also available at https://investor.rbglobal.com, on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2023 as contained in the Company’s Annual Report on Form 10-K.

PROPOSAL ONE: ELECTION OF DIRECTORS

Questions and Answers about the Election of Directors

What is the current composition of the Board?

The Company’s current articles require the Board to have at least three and no more than twelve directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is composed of the following eleven directors: Robert Elton, Jim Kessler, Brian Bales, Bill Breslin, Adam DeWitt, Tim O’Day, Erik Olsson, Sarah Raiss, Michael Sieger, Jeffrey C. Smith, and Carol Stephenson.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors are elected for one-year terms to hold office until the next annual meeting of shareholders unless he or she sooner ceases to hold office.

Who can nominate individuals for election as directors?

Shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the CBCA. The advance notice provisions require advance notice to the Company of nominations for persons for election to the Board in circumstances where nominations are made other than pursuant to a shareholder proposal made in accordance with the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. Shareholders should note that nominations for directors must be made in compliance with the procedures in the Company’s by-laws, which include requirements to notify the Company in writing in advance of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. Please see the information under “Shareholder Proposals and Director Nominations” on page 106.

The Company has not received any director nominations in connection with the Meeting.

16	2024 Proxy Statement

Who is standing for election this year?

The following eleven individuals are being nominated by or at the direction of the Board, based on the recommendation of the Nominating and Corporate Governance Committee:

• Jim Kessler	• Robert Elton

• Brian Bales	• Adam DeWitt

• Gregory Morrison	• Tim O’Day

• Sarah Raiss	• Michael Sieger

• Jeffrey C. Smith	• Debbie Stein

• Carol Stephenson

Each of the nominees, except Mr. Kessler, qualifies as independent under applicable NYSE listing standards and Canadian securities laws and regulations. See “Corporate Governance — Independence of the Directors” on page 26 for a summary of how “independence” is determined. Additional information concerning the above nominees, including their ages, positions and offices held with the Company, and terms of office as directors, is set forth below under “Information Concerning the Nominees to the Board of Directors” on page 17.

What if a nominee is unable or unwilling to serve?

If any one or more of the nominees named in this Proxy Statement is unable to serve or for good cause will not serve, then the persons voting the accompanying proxy may in their discretion vote for a substitute. The persons named in the enclosed form of proxy intend to vote for the election of any such substitute nominee. Each of the nominees has agreed to serve, if elected, and the Board is not presently aware of any reason that would prevent any nominee from serving as a director if elected.

How are nominees elected?

In the election of directors, you may vote “FOR” or “AGAINST” each or any of the nominees. Each of the eleven nominees is uncontested. Only nominees receiving a greater number of votes cast remotely or by proxy at the Meeting “FOR” their election than “AGAINST” their election will be elected as directors.

Might directors be required to resign following the Meeting?

Yes. Amendments to the CBCA, which came into force on August 31, 2022, establish a majority voting requirement for directors. Specifically, the CBCA now requires that, for elections at which there is only one candidate nominated for each position available on the Board, shareholders vote “for” or “against” individual directors (rather than “for” or “withhold”) and each candidate is elected only if they receive a majority of votes cast in their favour. The CBCA provides that if an incumbent director is not elected in those circumstances, the director may continue in office until the earlier of (i) the 90th day after the day of the election, and (ii) the day on which their successor is appointed or elected.

The Board determined that these new CBCA requirements, which apply to the Company, made the Company’s majority voting policy redundant and it has therefore been repealed.

May additional directors be appointed by the Board between annual general meetings?

Subject to the maximum number of directors permitted under the articles of the Company, the Board has the power to increase the number of directors at any time between annual meetings of shareholders and appoint one or more additional directors, provided that the total number of directors so appointed shall not exceed one-third of the number of directors elected at the previous annual meeting.

Information Concerning the Nominees to the Board of Directors

The following section provides information with respect to the nominees to our Board. Directors are to be elected for a one-year term expiring at our next annual meeting unless he or she sooner ceases to hold office (if the director dies or resigns, is removed by resolution of the shareholders or becomes disqualified from being a director under the CBCA).

The Board and the Nominating and Corporate Governance Committee believe that each director nominee brings a strong set of attributes and qualifications and that together these director nominees would create an effective and well-functioning Board that will continue to serve the Company and our shareholders well. Included in each director nominee’s biography below is a summary describing the key attributes and qualifications of the nominees upon which the decisions to nominate were made. Information below regarding shares owned, controlled or directed, Deferred Share Units (“DSUs”) issued under the Company’s Non-Executive Director Deferred Share Unit Plan, and restricted share units (“RSUs”) and performance share units (“PSUs”) granted under the Company’s equity incentive plans is given as of March 18, 2024.

17	2024 Proxy Statement

Robert George Elton

Voting results 2023: Votes For: 143,652,516 Percentage For: 94.86%

Independent

Age: 72

Residence: Vancouver, B.C., Canada

Director since: April 30, 2012

Shares owned, controlled or directed:

1,471 Common Shares

DSUs held: 31,522.31

Committees: Audit Committee
Integration Committee (Chair)

Key attributes and qualifications

Robert Elton’s experience in senior executive positions during the course of the past 25 years brings strong leadership and management skills to the Company. Mr. Elton held executive roles at Vancouver City Savings Credit Union from 2013 to 2017, including Chief Financial Officer and Chief Risk Officer. Mr. Elton served as an adjunct professor at the University of British Columbia’s Sauder School of Business.

Mr. Elton was President and Chief Executive Officer of BC Hydro, a government-owned electric utility, from 2003 to 2009. Prior to this he was Executive Vice President Finance and Chief Financial Officer of BC Hydro (2002 – 2003), Powerex (2001 – 2002), a subsidiary of BC Hydro, and Eldorado Gold Corporation (1996 – 2001) (TSX: “ELD”; NYSE: “EGO”; ASX: “EAU”). Mr. Elton spent over 20 years with PriceWaterhouseCoopers and predecessor firms, becoming partner in 1987 before leaving the firm in 1996.

He is a Fellow of the Canadian Chartered Professional Accountants (FCPA.FCA) and has a Master of Arts degree from Cambridge University, U.K. He is a member of CPA’s Advisory Board for Sustainable Business and the Canada Electricity Advisory Board, which advises the Government of Canada’s Ministry of Energy and Natural Resources.

Other directorships

Corix Utilities, a private utility infrastructure company – Director, Chair of the Human Resources Committee

Jim Kessler

Voting results 2023: N/A	Not Independent Age: 51 Residence: Norwood, PA, USA Director since: August 1, 2023 Shares owned, controlled or directed: 64,261 Common Shares PSUs held: 246,157 Committees: None

Key attributes and qualifications

Jim Kessler was appointed Chief Operating Officer of RB Global in 2020, was promoted to President and Chief Operating Officer in 2021 and promoted to Chief Executive Officer in August of 2023. Before joining RB Global, he served as a senior leader for two decades in the automotive industry, including as President, Emerging Business at Caliber Collision from 2019 to 2020 and as Chief Operating Officer of ABRA Auto Body and Glass from 2017 to 2019. At ABRA, he oversaw operations, procurement, and growth initiatives, including the integration of the merger between ABRA and Caliber Collision, which created the first national collision repair provider in the United States. He also held a variety of senior leadership positions at vRide, City Sports and Pep Boys.

Mr. Kessler is an Operating Advisor to Percheron Capital, a private equity firm focused on partnering with exceptional teams to build market-leading essential services businesses. He holds an undergraduate degree and MBA from Saint Joseph’s University.

18	2024 Proxy Statement

Brian Bales

Voting results 2023: Votes for: 149,171,974 Percentage For: 98.51%	Independent Age: 61 Residence: Scottsdale, AZ, USA Director since: March 20, 2023 Shares owned, controlled or directed: 6,327.478 Common Shares DSUs held: 1,570.30 Committees: Integration Committee

Key attributes and qualifications

Brian Bales was appointed to the Board in 2023. Mr. Bales has significant management experience, including as a senior executive at a Fortune 300 company. Mr. Bales’ extensive experience in business strategy and transformational growth (including mergers & acquisitions and related integration, risk management & oversight, commercial real estate & infrastructure development, capital markets, capital allocation and investor relations) enables him to provide the Board with additional perspectives on the Company’s operations. Mr. Bales has also had extensive leadership oversight of environmental and sustainability initiatives, including the development and measurement of goals designed to benefit the environment and society while enhancing the foundation and profitability of a business for the long-term.

Mr. Bales is currently the Executive Vice President and Chief Development Officer of Republic Services, a leader in the U.S. environmental services industry. Prior to his current role, Mr. Bales served as the Executive Vice President of Business Development at Republic Services from 2008 to 2015, and as Vice President of Corporate Development from 1998 to 2008. Before joining Republic services, Mr. Bales held roles at Ryder System from 1993 to 1998 and as Chief Financial Officer for EDIFEX & VTA Communications from 1988 to 1993. Mr. Bales began his professional career as an accountant with Price Waterhouse, now PricewaterhouseCoopers, and worked there from 1986 to 1988.

Mr. Bales holds a Bachelor of Science degree in Business Administration from the University of Tennessee and has held a Certified Public Accountant designation.

Past directorships (past five years)

IAA, Inc., a previously publicly traded auto auction company

Adam DeWitt

Voting results 2023: Votes for: 145,260,573 Percentage For: 95.92%

Independent

Age: 51

Residence: Chicago, IL, USA

Director since: May 5, 2020

Shares owned, controlled or directed:

4,000 Common Shares

DSUs held: 7,818.79

Committees: Audit Committee (Chair)

Integration Committee

Key attributes and qualifications

Adam DeWitt’s experience in senior executive positions during the past 15 years brings strong leadership and management skills to the Company. Mr. DeWitt was the Chief Executive Officer of Grubhub, Inc. where he led all functions of the U.S. business from June 2021 to March 2023. Prior to this role, Mr. DeWitt was Grubhub’s President (since 2018) and Chief Financial Officer (since 2011). During his tenure of a decade at the company, Grubhub’s annual revenues grew from $20 million to more than $2 billion, and he led the company through its initial public offering in 2014, 13 subsequent acquisitions and eventual sale for $7 billion. Before joining Grubhub, Mr. DeWitt was the Chief Financial Officer of publicly-traded optionsXpress Holdings, Inc. Mr. DeWitt serves on the boards of directors and audit committees of Treehouse Foods (NYSE: THS), a leading private label snack and beverage manufacturer, and Fathom Digital Manufacturing Corp. (NYSE: FATH), a leading on demand digital manufacturing platform. He is also a member of the board of directors of The Joffrey Ballet, and is the treasurer and member of the board of trustees of the Bernard Zell Anshe Emet Day School.

Mr. DeWitt holds a B.A. in Economics from Dartmouth College.

Other directorships

Treehouse Foods (NYSE: THS), a private label snack and beverage manufacturer

Fathom Digital Manufacturing Corporation (NYSE: FATH), a publicly traded advanced manufacturing services company

19	2024 Proxy Statement

Gregory B. Morrison

Independent Age: 64 Residence: Fernandina Beach, FL, USA Director since: N/A Shares owned, controlled or directed: nil DSUs held: nil Committees: N/A Voting results 2023: N/A

Key attributes and qualifications

Gregory B. Morrison is the former Senior Vice President and Corporate Chief Information Officer for Cox Enterprises, Inc., a communications, media and automotive company, a role he held from February 2002 until his retirement in January 2020. During his 18 years at Cox, Mr. Morrison was responsible for providing corporate strategic planning, policy development and management of all information technology systems, leveraging deployment of new information technology across the company’s operations and overseeing cybersecurity matters. Prior to his role at Cox, Mr. Morrison served as Executive Vice President and Chief Operating Officer of RealEstate.com in 2000 and held various information and technology leadership roles, including CIO, at Prudential Financial from 1989 to 2002.

Mr. Morrison has extensive knowledge and expertise with cybersecurity, large-scale business transformations and technology deployments, and the development of key technological advances that help improve manual business processes. Mr. Morrison was named among the industry’s top performing Chief Information Officers who have shown unparalleled leadership to drive innovation and transformation in businesses.

Mr. Morrison was a commissioned officer in the US Army from 1982 to 1989. Mr. Morrison received a Bachelor of Science in Mathematics and Physics from South Carolina State University, and a Master of Science in Industrial Engineering from Northwestern University.

Other Directorships

Mr. Morrison serves on the following board of directors: Veritex Holdings (Bank) where he Chairs the Corporate Governance and Nominations Committee and the Technology Committee and serves on the Audit Committee; and Rollins Inc., where he serves on the Audit Committee and the Human Capital and Compensation Committee. He has also served on the board of Veritiv Corp (recently acquired by CD&R), including on its Audit and Finance Committee and Compensation and Leadership Development Committee.

Timothy O’Day

Voting results 2023: Votes for: 148,950,838 Percentage For: 98.36%

Independent

Age: 65

Residence: Chicago, IL, USA

Director since: March 20, 2023

Shares owned, controlled or directed:

1,500 Common Shares

DSUs held: 1,570.30

Committees: Nominating and Corporate Governance Committee

Key attributes and qualifications

Timothy O’Day was appointed to the Board in 2023. Mr. O’Day is a seasoned automotive industry executive and operator and the current President and Chief Executive Officer of Boyd Group Services Inc., one of the largest automotive collision repair and glass repair and replacement companies in the world. Mr. O’Day has worked in the automotive collision business since joining Gerber Collision & Glass in 1998 as Vice President of Operations. After Gerber Collision & Glass was acquired by Boyd in 2004, Mr. O’Day joined Boyd to run their US operations. In his tenure, Mr. O’Day has helped Boyd grow from approximately 50 locations to over 900 locations by the end of 2023. Mr. O’Day started his career in internal audit at a public company.

Other directorships

Boyd Group Services Inc., a publicly traded collision repair company

20	2024 Proxy Statement

Sarah Raiss

Voting results 2023: Votes for: 133,246,957 Percentage For: 87.99%

Independent

Age: 66

Residence: Calgary, AB, Canada

Director since: July 1, 2016

Shares owned, controlled or directed:

1,410 Common Shares

DSUs held: 18,657.42

Committees: Nominating and Corporate Governance Committee

Audit Committee

Key attributes and qualifications

Sarah Raiss has been a director for RB Global since 2016 and has served as Chair of both the Nominating and Corporate Governance Committee and Compensation Committee.

Ms. Raiss brings almost 40 years of experience encompassing various board positions and executive and management positions in engineering, operations, strategy, merger and acquisition integration, government relations and community investment, governance, human resources, information technology, marketing and other administrative functions. She has business experience in Canada, the United States and abroad. Ms. Raiss retired in August 2011 as Executive Vice-President of Corporate Services, TransCanada Corporation, one of North America’s leading energy infrastructure companies with operations in natural gas, oil and power industries. Since her retirement, Ms. Raiss’ principal occupation has been serving as a corporate director, and she has served on a number of other corporate boards noted below.

Ms. Raiss was named a 2015 National Association of Corporate Directors Directorship 100, recognizing the most influential people in governance, 50 of which are corporate directors. Ms. Raiss was named a Fellow of the Institute of Corporate Directors in 2020.

Ms. Raiss has a BS in Applied Mathematics and an MBA, both from the University of Michigan. She also holds the ICD.D designation.

Other directorships

The Loblaw Companies, Ltd. (TSX: “L”), a public food retailer — Director and member of the Corporate Governance Committee and Chair of the Pension Committee

The Commercial Metals Company (NYSE: “CMC”), a public metal manufacturer and recycler — Lead Director as of 2022, past Chair of the Compensation Committee and past Chair and current member of the Nominations and Governance Committee; member of the Audit Committee

Michael Sieger

Voting results 2023: Votes for: 147,836,691 Percentage For: 97.63%	Independent Age: 62 Residence: Miami Beach, FL, USA Director since: March 20, 2023 Shares owned, controlled or directed: 3,036.53 Common Shares DSUs held: 1,570.30 Committees: Compensation Committee

Key attributes and qualifications

Michael Sieger was appointed to the Board in 2023. Mr. Sieger brings to the Board extensive experience and leadership in the automotive insurance industry from over three decades with The Progressive Corporation (NYSE: PGR). Mr. Sieger possesses strong public company executive management experience, as well as significant strategic planning and operational experience.

Mr. Sieger retired from Progressive in January 2022, where he served as its Claims President since 2015. Mr. Sieger also held various other positions at Progressive from 1990 to 2015: including as its General Manager Claims Process from 2007 to 2015, General Manager Northeast Field Claims from 1999 to 2007, General Manager WA and PA from 1996 to 1999, Product Manager MS from 1992 to 1996 and Product Manager Corporate Marketing from 1990 to 1992. Prior to joining Progressive, Mr. Sieger served as a consultant at Frank Lynn & Associates from 1989 to 1990. Mr. Sieger also serves on the board of directors of nonprofit organizations Bellefaire JCB and the Jewish Federation of Cleveland. Mr. Sieger is also a member of the board of directors of Crash Champions and serves on the Advisory Boards of Hi Marley and Verisk.

Mr. Sieger holds a Bachelor of Science in Electrical Engineering from Case Western Reserve University and an MBA from the University of Chicago Graduate School of Business.

Other directorships

Crash Champions, LLC, a private collision repair company

Past directorships (past five years)

IAA, Inc., a previously publicly traded auto auction company

21	2024 Proxy Statement

Jeffrey C. Smith

DSUs held: 1,151.47 Committees: Integration Committee Voting results 2023: Votes for: 148,653,187 Percentage For: 98.17%

Independent

Age: 51

Residence: Boca Raton, FL, USA

Director since: March 14, 2023

Shares owned, controlled or directed:

See information set forth in section titled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and footnotes thereto.

DSUs held: 1,609.08

Committees: Integration Committee

Key attributes and qualifications

Jeffrey Smith was appointed to the Board in 2023. Mr. Smith is a Managing Member, Chief Executive Officer and Chief Investment Officer of Starboard Value LP, a New York-based investment adviser with a focused and fundamental approach to investing primarily in publicly traded U.S. companies, which he founded in April 2011, with a spin-off of the existing Value and Opportunity Fund. From January 1998 to April 2011, Mr. Smith was at Ramius LLC, a subsidiary of the Cowen Group, Inc., where he was a Partner and Managing Director and the Chief Investment Officer of the funds that comprised the Value and Opportunity investment platform.

Mr. Smith served as chair of the boards of Papa John’s International, Inc. from February 2019 to March 2023; Starboard Value Acquisition Corp. from November 2019 until it merged with Cyxtera Technologies, Inc. (Nasdaq: CYXT) in July 2021; and Advance Auto Parts, Inc. from May 2016 to May 2020. He served as chair of the board of Darden Restaurants, Inc. from October 2014 to April 2016. Mr. Smith was formerly on the boards of Cyxtera Technologies, Inc. from July 2021 to March 2023; Perrigo Company plc from February 2017 to August 2019; Yahoo! Inc from April 2016 to June 2017; Quantum Corporation from May 2013 to May 2015; Office Depot, Inc. from August 2013 to September 2014; Regis Corporation from October 2011 until October 2013; and Surmodics, Inc. from January 2011 to August 2012. Mr. Smith also previously served as chair of the board of directors of Phoenix Technologies Ltd.; and as a director of Zoran Corporation, Actel Corporation, S1 Corporation, Kensey Nash Corporation, and the Fresh Juice Company, Inc.

Mr. Smith holds a Bachelor of Science in Economics from the Wharton School of Business at the University of Pennsylvania.

Past directorships (past five years)

Papa John’s International, Inc., a publicly listed pizza company; Starboard Value Acquisition Corp., an investment advising company; Cyxtera Technologies, Inc., a publicly listed data company; Advance Auto Parts, Inc., a publicly listed automotive aftermarket parts company; and Perrigo Company plc, a publicly listed manufacturing company.

Debbie Stein

Independent Age: 63 Residence: Calgary, AB, Canada Director since: N/A Shares owned, controlled or directed: nil DSUs held: nil Committees: N/A Voting results 2023: N/A

Key attributes and qualifications

Debbie Stein brings extensive experience in infrastructure, energy and utility sectors to the Company. Ms. Stein has previously served as Senior Vice President, Finance, and Chief Financial Officer of AltaGas Ltd. from 2008-2015, and CFO and Corporate Secretary of Alta Gas Utilities from 2005 to 2008. Ms. Stein has also held positions in TC Energy Corporation, Wendy’s Restaurants of Canada and Paramount’s Canada’s Wonderland.

Ms. Stein holds a Bachelor of Arts degree in Economics (Hons.) from York University and is a Fellow of Chartered Professional Accountants (FCPA, CPA), and holds the ESG Global Competent Boards Designation and the Institute of Corporate Directors designation (ICD.D).

Other directorships

Ms. Stein has also served on a number of public and private company boards, including directorships at: Aecon Group Inc. since 2019, where she chairs the Audit Committee and serves on the Corporate Governance and Compensation Committee; Parkland Corporation since 2016, where she chairs the Environment, Safety and Sustainability Committee and serves on the Governance, Nominating and Ethics Committee*; NuVista Energy Ltd. since 2016, where she chairs the Audit Committee and serves on the ESG Committee; and Trican Well Service Ltd. since 2016 where she chairs the Governance Committee and serves on the Audit Committee. Ms. Stein also chairs the Audit Committee and serves on the Investment and Governance Committee of the board of Ontario Teacher’s Pension Plan since 2023.

*Ms. Stein has decided not to stand for re-election to the Parkland Corporation board at its upcoming annual general meeting of shareholders on March 28, 2024. Ms. Stein will, therefore, no longer be a board member of Parkland Corporation on the date she begins her tenure on the RB Global, Inc. Board if so elected.

22	2024 Proxy Statement

Carol M. Stephenson

Independent

Age: 73

Residence: London, ON, Canada

Director since: April 27, 2022

Shares owned, controlled or directed: 4,320

DSUs held: 3,595.44

Committees: Nominating and Corporate Governance Committee (Chair)

Compensation Committee

Voting results 2023:

Votes for: 141,744,317

Percentage For: 93.60%

Key attributes and qualifications

Carol M. Stephenson served as Dean of the Ivey Business School at Western University from 2003 until her retirement in 2013. Prior to joining the Ivey Business School, she was President and CEO of Lucent Technologies Canada from 1999 to 2003 and a member of the Advisory Board of General Motors of Canada, Limited, a GM subsidiary, from 2005 to 2009. Ms. Stephenson was a board member of General Motors Company (NYSE: GM) from 2009 to 2023 where she chaired the Compensation Committee. She also served on the board of Maple Leaf Foods, Inc. (TSE: MFI) until 2023 where she chaired the Corporate Governance Committee. She has served on the board of Mattamy Asset Management since 2020. Ms. Stephenson has previously served on the boards of Ballard Power Systems, Inc. (2012 to 2017), Intact Financial Corporation (2004 to 2021), Manitoba Telecom Services, Inc. (2008 to 2016) and Sears Canada, Inc. (2001 to 2006). Ms. Stephenson is an officer of the Order of Canada.

Ms. Stephenson is a graduate of the University of Toronto. She completed the Executive Program at the Graduate School of Business Administration, University of California and the Advanced Management Program at Harvard University. She holds honorary doctorates from Ryerson Polytechnic University and Western University.

Other directorships

Mattamy Asset Management (Private), an asset manager – Director

Past directorships (past five years)

General Motors Company (NYSE: GM), a publicly traded automotive manufacturing company – Director, Chair of the Compensation Committee

Maple Leaf Foods, Inc. (TSE: MFI), a publicly traded consumer packaged meats company – Director, Chair of the Corporate Governance Committee

Intact Financial Corporation (TXS: IFC), a property and casualty insurance company - Director

Recommendation of the Board The Board recommends a vote “FOR” each of the nominees.

23	2024 Proxy Statement

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current executive officers, other than Jim Kessler, whose information may be found under “Proposal One: Election of Directors – Information Concerning the Nominees to the Board of Directors” on page 16.

Eric Guerin Chief Financial Officer Age: 52

Mr. Guerin brings extensive senior executive financial leadership experience to the Company. Most recently, Mr. Guerin served as the Chief Financial Officer of Veritiv Corporation, a leading distributor of packaging, facility solutions, and print products, from March 1, 2023 until its acquisition in November of 2023. Mr. Guerin previously served as Executive Vice President and Chief Financial Officer of CDK Global, Inc., a provider of retail technology and software-as-a-service solutions from January 18, 2021 until July 22, 2022. Mr. Guerin also served as Division Vice President, Finance from August 2020 through January 18, 2021 and as Division Vice President and Sector Chief Financial Officer, Corning Glass Technologies from September 2016 through August 2020 for Corning Incorporated, a provider of specialty glass, ceramics and related materials and technologies for industrial and scientific applications. Earlier in his career, Mr. Guerin served in a number of financial management roles for various public companies, including Flowserve Corporation, Novartis and Johnson & Johnson. Mr. Guerin serves as a member of the board of directors for Skyworks Solutions, Inc.

Mr. Guerin obtained a Masters of Business Administration from St. John’s University and a Bachelor of Science in Accounting from the College of Staten Island.

Drew Fesler Chief People Officer Age: 52

Drew Fesler is the Company’s Chief People Officer. Before his appointment to this position in September 2023, Mr. Fesler served as the Company’s Senior Vice President, People Team from October 2022 and before that, as Vice President, People Team, beginning September 2021. He has extensive experience aligning human resources with a company’s changing business strategy and corporate objectives. From 2019 until he joined the Company, Mr. Fesler was a consultant at Accenture, where he helped clients in the transportation, retail, and healthcare industries transform their human capital functions during mergers, acquisitions, or restructurings. He began his career as an engineer and has since held leadership roles in a variety of disciplines with leading companies including Ameriprise Financial, ON Semiconductor, and General Electric.

Mr. Fesler holds a Master of Business Administration from Vanderbilt University – Owen Graduate School of Management, and a Bachelor of Science in Industrial Engineering from the University of Tennessee, Knoxville.

24	2024 Proxy Statement

Baron Concors Chief Product and Technology Officer Age: 54

Baron Concors was appointed as Chief Information Officer (“CIO”) effective March 23, 2020 and was promoted to Chief Product and Technology Officer in November of 2022. Mr. Concors held various leadership positions in his career, including CIO of Yum Brands from 2012 to 2014 where he was responsible for Taco Bell, KFC and Pizza Hut information technology in over 120 countries, and CIO for Pizza Hut from 2008 to 2012. He also served as Chief Digital Officer for Pizza Hut from 2014 to 2017, where he led digital transformation for the global business. In addition, Mr. Concors held a variety of leadership positions at FedEx, Deloitte & Touche LLP, and Ernst & Young LLP. Most recently, Mr. Concors served as CIO at ABRA Auto Body and Glass from 2017 to 2020, a leading national vehicle collision repair company, where he helped transform the customer experience through technology. He was named by Computerworld Magazine as one of the Premier 100 IT Leaders in the world and Forbes Magazine named the Pizza Hut iPhone application the #1 branded mobile application of the year. Mr. Concors serves on the boards of Bibliotheca and Punchh. As previously disclosed, Mr. Concors will be leaving the Company effective on or about June 1, 2024.

Mr. Concors graduated from the University of Texas-Arlington and earned his MBA from the University of Tennessee.

Darren Watt Chief Legal Officer Age: 52

Darren Watt joined the Company in 2004 as in-house legal counsel. In 2012, Mr. Watt was promoted to Vice President Legal Affairs, and in 2013 was appointed General Counsel and Corporate Secretary. On August 29, 2016, Mr. Watt was promoted to Senior Vice President & General Counsel and to Chief Legal Officer in April of 2023. Prior to joining the Company, Mr. Watt practiced with McCarthy Tétrault LLP (1998 − 2004) as an Associate lawyer in the area of Corporate Finance & Securities.

Mr. Watt is a member of the Law Society of British Columbia and holds a Law Degree from the University of British Columbia, as well as an Honours Bachelor of Arts degree (International Relations) from the University of Toronto.

Jeff Jeter Chief Revenue Officer Age: 65

Jeff Jeter is the Company’s Chief Revenue Officer. Prior to joining the Company in 2017, Mr. Jeter was President, IronPlanet leading IronPlanet’s US and international sales and new business planning activities, including identifying strategic initiatives and driving new market launch initiatives.

Mr. Jeter has also served as Senior Principal at PRTM Management Consultants, where he helped lead PRTM’s customer experience consulting for Fortune 1000 companies. Prior to PRTM, he was Senior Vice President of Marketing for Manugistics Group, Inc. (NASDAQ:MANU), where he executed global marketing strategies and managed the company’s new business development and sales operations initiatives. Mr. Jeter has 25 years of experience in sales, marketing, and international business, including two international assignments for Iomega, a wholly owned subsidiary of EMC Corporation (NYSE:EMC) and leader in innovative storage and network security solutions for small businesses, home offices and consumers.

Mr. Jeter holds a B.A. from Wake Forest University and an M.B.A. from Mercer University.

25	2024 Proxy Statement

CORPORATE GOVERNANCE

Overview

The Board and the Company believe that excellent corporate governance practices are essential for the effective and prudent operation of the Company and for enhancing shareholder value. The Board’s Nominating and Corporate Governance Committee is responsible for reviewing and, if deemed necessary, recommending changes to the Company’s corporate governance practices.

Structure and Members of the Board

The Company’s articles require the Board to have at least three and no more than twelve directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is comprised of the following eleven directors:

• Jim Kessler	• William Breslin	• Erik Olsson	• Jeffrey C. Smith

• Robert Elton	• Adam DeWitt	• Sarah Raiss	• Carol Stephenson

• Brian Bales	• Timothy O’Day	• Michael Sieger

Independence of the Directors

The Board is comprised of a majority of independent directors as defined under the applicable rules of the NYSE and National Instruments 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) and 52-110 Audit Committees (“NI 52-110”) adopted by the Canadian Securities Administrators. The NYSE listing standards provide that no director qualifies as “independent” unless the Board affirmatively determines that such director has no material relationship with the Company and NI 58-101 and NI 52-110 provide, in effect, that an independent director is a person that has no direct or indirect “material relationship” with the Company (defined to mean a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment). The NYSE listing standards and NI 52-110 set forth specific categories of relationships that disqualify a director from being independent.

The Board has reviewed the independence of each director and director nominee and considered whether any of them have a material relationship with the Company. The Board’s independence determination was based on information provided by the directors and director nominees. As a result of this review, the Board affirmatively determined that Erik Olsson, William Breslin, Brian Bales, Adam DeWitt, Robert G. Elton, Gregory Morrison, Timothy O’Day, Sarah Raiss, Michael Sieger, Jeffrey C. Smith, Debbie Stein and Carol Stephenson, representing all of the non-executive director nominees, are independent within the meaning of the applicable rules of the NYSE and NI 58-101 and NI 52-110. Mr. Kessler is not considered independent given his employment as CEO of the Company. There were no undisclosed transactions, relationships or arrangements that required consideration by the Board for purposes of determining director independence in 2023.

Meetings of the Board and Board Member Attendance at Annual Meeting

In the year ended December 31, 2023, the Board held 16 Board meetings and an additional eight working sessions. The independent Board members held executive sessions without management present at each of its 16 meetings and eight working sessions. Each of our directors attended at least 75% of the aggregate of the total number of meetings of our Board during the period that the director served on our Board and the total number of meetings of all committees of our Board on which he or she served during the year ended December 31, 2023. Agenda and materials in relation to Board and Board committee meetings are generally circulated to directors for their review in advance of meetings. The following table presents information about attendance by incumbent director nominees at Board and committee meetings for the year ended December 31, 2023.

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Meetings

Director	Board Meetings[1]	Audit Committee Meetings	Compensation Committee Meetings	Nominating and Corporate Governance Committee Meetings
Jim Kessler[2]	5/5
Robert G. Elton	16/16	4/4
Brian Bales[3]	9/9
Adam DeWitt	16/16	4/4
Tim O’Day[4]	9/9			6/6
Sarah Raiss	16/16	4/4		7/7
Michael Sieger[5]	9/9		7/7
Jeffrey Smith[6]	10/10
Carol Stephenson	16/16		9/9	7/7

1.	Excludes eight additional working sessions held by the Board during 2023.
2.	Mr. Kessler was appointed to the Board as of August 1, 2023 and attended 100% of the Board meetings from the time of his appointment.
3.	Mr. Bales was appointed to the Board as of March 20, 2023 and attended 100% of the Board meetings from the time of his appointment.
4.	Mr. O’Day was appointed to the Board and the Nominating and Corporate Governance Committee as of March 20, 2023 and attended 100% of the Board and Nominating and Corporate Governance Committee meetings from the time of his appointment.
5.	Mr. Sieger was appointed to the Board and the Compensation Committee as of March 20, 2023 and attended 100% of the Board and Compensation Committee meetings from the time of his appointment. Mr. Sieger was appointed as chair of the Compensation Committee, effective November, 13, 2023. Prior to that, Carol Stephenson was acting Compensation Committee Chair from July 12, 2023 to November 12, 2023. Prior to that, Lisa Hook, who retired from the Board on July 12, 2023, was the Compensation Committee chair and attended 6/6 Compensation Committee meetings, reflecting 100% of the Compensation Committee meetings while so appointed.
6.	Mr. Smith was appointed to the Board as of March 14, 2023 and attended 100% of the Board meetings from the time of his appointment.

Board members are encouraged but not required to attend the annual general meeting of shareholders. All directors serving at such time attended the 2023 Annual and Special Meeting of shareholders.

Independent Chair

Erik Olsson is the current Board Chair and is an independent director. Under the description of the position adopted by the Board, the Board Chair is responsible for overseeing the management, development and effective performance of the Board, and taking all reasonable measures to ensure that the Board fully executes its mandate and that directors clearly understand and respect the boundaries between the Board’s and management’s responsibilities. Following the completion of Mr. Olsson’s term as director at the Meeting, the Company expects the Board to appoint Bob Elton, who currently serves as Vice Chair of the Board, as the successor independent Board Chair. See also “— Board Leadership Structure” on page 34 and “— Director Term Limits and Board Renewal” on page 32.

Board Mandate

The mandate of the Board is to supervise management of the Company and to act in the best interests of the Company and its shareholders. The Board acts in accordance with its formal mandate and:

•	the CBCA;

•	the Company’s articles and by-laws;

•	the Company’s Code of Business Conduct and Ethics;

•	the charters of the Board committees, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee;

•	the Company’s Corporate Governance Guidelines; and

•	other applicable laws and Company policies.

The Board or its designated committees approve significant decisions that affect the Company and its subsidiaries before they are implemented. The Board or a designated committee oversees the implementation of such decisions and reviews the results.

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The Board meets with the CEO and other executive officers of the Company from time to time to discuss and review internal measures and systems adopted by management to ensure a culture of integrity throughout the organization.

The Board is involved in the Company’s strategic planning process. The Board is responsible for reviewing and approving strategic initiatives, taking into account the risks and opportunities of the business. Management updates the Board on the Company’s performance in relation to strategic initiatives at least quarterly. Management undertakes an annual strategic planning process, with regular Board involvement in the process and review and approval of the resulting strategic plan. The frequency of meetings and the nature of agenda items change depending upon the state of the Company’s affairs.

The Board is responsible for overseeing the identification of the principal risks of the Company and ensuring that risk management systems are implemented. The principal risks of the Company include those related to the Company’s integration of acquisitions, the Company’s underwritten business, ability to sustain and manage growth, its reputation and industry. The Board oversees the Company's adoption of risk management practices, including a comprehensive enterprise risk management program, and the Board regularly reviews and provides input on the same. See also the discussion under “— Board’s Role in Risk Oversight” on page 34.

The Board is responsible for the selection and performance of the CEO, and the appointment of other executive officers.

The Nominating & Corporate Governance Committee is responsible for developing guidelines and procedures for selection and long-range and emergency succession planning for the CEO. See the discussions under “— Executive & Chief Executive Officer Succession Planning” on page 31.

The Board reviews all the Company’s financial communications, including annual and quarterly reports. The Company communicates with its stakeholders through a number of channels including its website. The Board oversees the Company’s disclosure policy, which requires, among other things, the accurate and timely communication of all material information as required by applicable law.

The Audit Committee meets regularly to review reports from management of the Company and discuss specific risk areas with management and the external auditors. The Board, through the Audit Committee, oversees the effectiveness and integrity of the Company’s internal control processes and management information systems. The Audit Committee also directly oversees the activities of the Company’s external auditors. The Company’s Disclosure Committee reports to the Audit Committee on a quarterly basis on the quality of the Company’s internal control processes.

The Nominating and Corporate Governance Committee is responsible for reviewing the governance principles of the Company, recommending any changes to these principles, and monitoring their disclosure. This committee is responsible for the corporate governance disclosure included in the Company’s proxy statement. Through industry forums and access to professional advisors, the committee keeps abreast of best practices to ensure the Company continues to carry out high standards of corporate governance. The Board has adopted Corporate Governance Guidelines, which are available on our website at investor.rbglobal.com.

As provided in the Company’s Corporate Governance Guidelines, the Board, with the assistance of the Nominating and Corporate Governance Committee, determines from time to time the number of directors on the Board, within a range specified in the Company’s charter documents. The Board believes that the Board should include eleven directors at this time.

The Board believes that the current membership of the Board, and the membership of the Board subsequent to the Meeting, reflects appropriate experience and an appropriate number of unrelated and independent directors, and permits the Board to operate in an efficient manner. As described below, in February 2015 the Board adopted a diversity policy (the “Diversity Policy”), including an updated target, as of 2023, for the number of women on the Board.

28	2024 Proxy Statement

Position Descriptions

The entire Board is responsible for the overall governance of the Company. Any responsibility that is not delegated to senior management or a Board committee remains with the entire Board. The Board has adopted position descriptions for the CEO and the Board Chair. The charters of the committees of the Board are considered to be position descriptions for the chairs of the committees. The CEO position description was reviewed and revised in 2019. The CEO has overall responsibility for all Company operations, subject to Board oversight.

The Board reviews and approves the corporate objectives for which the CEO is responsible and such corporate objectives form a key reference point for the review and assessment of the CEO’s performance.

The Board has defined the limits to management’s authority. The Board expects management, among other things, to:

•	set the appropriate “tone at the top” for all employees of the Company;

•	implement effective succession planning strategies and provide for development of senior management;

•	review the Company’s strategies and their implementation in all key areas of the Company’s activities, provide relevant reports to the Board related thereto and integrate the Board’s input into management’s strategic planning for the Company;

•	carry out a comprehensive planning process and monitor the Company’s financial performance against the annual plan approved by the Board; and

•	identify opportunities and risks affecting the Company’s business, develop and provide relevant reports to the Board related thereto and, in consultation with the Board, implement appropriate mitigation strategies.

Orientation and Continuing Education

All new directors receive a comprehensive information package, which includes a record of historical public information about the Company, a copy of the Company’s Code of Business Conduct and Ethics, the mandate of the Board and the charters of the Board committees, and other relevant corporate and business information and securities filings. In addition, the Company’s orientation for directors involves meeting with the Board Chair, CEO and senior management of the Company for an interactive introductory discussion about the Company and its strategy and operations, and providing the directors with an opportunity to ask questions. New directors are also expected to attend as an observer at least one meeting of each Board committee during their first year. All directors are also encouraged to meet with management informally, visit sites and other Company offices and facilities, and attend “town hall” meetings on a periodic basis. New Board members joining any of the Board committees also receive committee orientation materials and meetings with the then current applicable committee chairs and relevant members of the management team.

Senior management makes regular presentations to the Board on the main areas of the Company’s business and updates the Board quarterly on the Company’s financial and operating performance. External subject matter experts are also invited to make presentations to the Board on emerging topics of interest on a periodic basis.

Directors are encouraged to take relevant professional development courses at the Company’s expense, and at times, the Company also recommends appropriate courses and conferences and encourages directors to attend. The Company maintains, at its expense, individual memberships for all directors with the National Association of Corporate Directors and the Institute of Corporate Directors and a number of directors have attended training courses offered to members of these institutions. All directors subscribe to and make regular use of the reference materials provided by these organizations.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics, applicable to all directors, officers and employees, the full text of which can be found on our website at investor.rbglobal.com. Any shareholder may request a paper copy, free of charge, of the Code of Business Conduct and Ethics by making such request in writing to:

RB Global, Inc.

Attention: Corporate Secretary

9500 Glenlyon Parkway

Burnaby, British Columbia, V5J 0C6, Canada.

29	2024 Proxy Statement

The Board and management review and discuss from time to time the effectiveness of the Code of Business Conduct and Ethics and any areas or systems that may be further improved. The Company performs a Code of Business Conduct and Ethics compliance review on an annual basis, and seeks annual confirmation of understanding of and adherence to the Code from all employees throughout the Company and from directors. The Company, through directors’ and officers’ questionnaires and other systems, gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.

No material change report has been filed that pertains to any conduct of a director or executive officer that constitutes a departure from the Code of Business Conduct and Ethics.

The Company complies with the relevant provisions under the CBCA that deal with conflict of interest in the approval of agreements or transactions, and the Code of Business Conduct and Ethics sets out additional guidelines in relation to conflict of interest situations. Specifically, the Code of Business Conduct and Ethics includes provisions requiring disclosure and avoidance of conflicts of interest where personal interests interfere, or appear to interfere, with the Company’s business responsibilities, including doing business with family members, accepting outside employment, using corporate opportunities for personal benefit, holding interests in outside organizations that impact the Company and regarding the Company not providing corporate loans or extending credit guarantees to or for the personal benefit of directors or officers.

The Company was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct and doing what is right. Employees are regularly reminded about their obligations in this regard and senior management demonstrates a culture of integrity and monitors employees by being closely engaged with the active operations of the business.

The Company has implemented procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters or reports of wrongdoing or violations of the Code of Business Conduct and Ethics.

Exemptions or waivers from our Code of Business Conduct and Ethics may only be granted by formal approval of senior management and/or the Audit Committee. The Company will publish any waivers of the Code of Business Conduct and Ethics for an executive officer or director on our website. The Company had no such waivers in 2023. Further, during 2023, the Company had no transactions where the policies and procedures summarized above required review, approval, or ratification, or where such policies and procedures were not followed.

Shareholder and Other Interested Party Communications to the Board

In furtherance of its commitment to engaging in constructive and meaningful communication with shareholders, the Company has adopted a formal Shareholder Engagement Policy in order to promote open and sustained dialogue with shareholders and other interested parties in a manner consistent with the Company’s disclosure controls and procedures. The Policy outlines topics which are considered suitable for Board-Shareholder communication, including:

•	Board structure and composition

•	Board performance

•	Chief Executive Officer performance

•	Executive compensation philosophy and structure

•	Executive succession philosophy, process and oversight

•	Corporate governance practices and disclosures

•	Board involvement in strategy development and oversight

•	Risk management oversight

Shareholders and other interested parties may initiate communications with the Board by directing their questions or concerns to the independent directors through the Board Chair c/o the Corporate Secretary, RB Global, Inc., 9500 Glenlyon Parkway, Burnaby, B.C. V5J 0C6 or email to Chair_of_the_Board@rbglobal.com.

All relevant correspondence, with the exception of solicitations for the purchase or sale of products and services and other similar types of correspondence, will be forwarded to the Board Chair. Purely for administrative purposes, correspondence to the Board Chair may be opened or viewed by the Company’s Corporate Secretary. A copy of the Company’s Shareholder Engagement Policy is available on the Company’s website at investor.rbglobal.com.

30	2024 Proxy Statement

Executive and Chief Executive Officer Succession Planning

The Board is responsible for ensuring that the Company has an appropriate organizational structure in place, including a CEO and other key executives who have the skills and expertise to ensure the effective management of the Company. The Board is supported in this function by the Nominating and Corporate Governance Committee, which is responsible for ensuring that management has a robust process in place for CEO succession planning. Succession planning may incorporate the consideration of recruitment of external candidates as well as internal candidates, depending on the evolving needs of the business.

Under the oversight of the Compensation Committee, management has implemented a talent review process building on the Company’s annual performance management process. This process, in addition to identifying the high-potential and high-performing talent, assists management to review succession plans at key levels and establish development plans for key talent. This process is the basis for enterprise succession planning and will continue to evolve in the coming years with the aim of ensuring that the Company has the appropriate level of executive bench strength necessary to drive growth and ensure long-term profitability. The succession plan for the CEO and other key executive roles is formally reviewed with the full Board once a year, and there are further periodic discussions of talent progression throughout the year. In addition to ordinary course CEO succession planning, the Company’s Nominating and Corporate Governance Committee, in consultation with the CEO, also implements a succession plan to address unanticipated emergency situations. The emergency succession plan is reviewed annually.

The Board encourages senior management to participate in professional and personal development activities, courses and programs, and supports management’s commitment to training and developing its employees with a special focus on areas of strategic importance.

Board Evaluations and Director Assessments

The Board has an annual assessment process for the Board, its committees, and individual directors. The process is administered by the Nominating and Corporate Governance Committee, and the results of each annual assessment are shared with all directors. The process considers Board and committee performance relative to the Board mandate or relevant committee charters, as appropriate, and provides a mechanism for all directors to individually and confidentially assess and provide comments on Board, committee and Board Chair performance, as well as a self-assessment of individual director performance. As part of these evaluations, the directors will provide their assessments of the effectiveness of the Board, the Board Chair, themselves as individual Board members, and the committees on which they serve. The Board also periodically performs a peer-to-peer review as part of its continuing effort to advance and refine its assessment process. The Board as a whole will review the individual committee assessments, and the Board Chair will review individual members’ self-evaluations and peer reviews with them, along with any other ideas for improvement. The Board may, at its discretion, engage an independent corporate governance expert to gather, organize and/or summarize the individual assessments for discussion with the Board and the committees.

In 2020, the Board engaged Watson, Inc., an independent third-party consultant specializing in corporate governance, to conduct a formal evaluation of the Board and its activities, with key objectives of assessing the way the Board functions and carries out its governance responsibilities and identifying opportunities to enhance governance in a way that would have a direct impact on the company’s performance and its ability to meet strategic goals. As part of such process, feedback was gathered from all directors and select members of management via a confidential survey, followed by confidential one-on-one interviews. Watson’s report was delivered to the Board in May 2020, and the Board enhanced its practices based on the feedback and recommendations provided.

In 2021, the Board engaged with The Board Institute to conduct its annual board committee evaluations, leveraging the platform to assess and benchmark the effectiveness of such committees, identify key strengths and weaknesses of each committee’s structure, policies and practices and opportunities for enhancement.

In 2022, the Board utilized The Board Institute’s Protiviti Board Risk Oversight Meter to assess and benchmark the strength of the Board’s risk oversight processes.

The Board actively changes its evaluation process and focus periodically to ensure maximum value and impact. In 2022 and 2023, the Board completed an open-ended series of questions around the most critical issues facing the business, the Company’s strategy and board effectiveness, had a thorough discussion and developed specific actions in response.

31	2024 Proxy Statement

Director Term Limits and Board Renewal

In February of 2022, the Company amended its Corporate Governance Guidelines to eliminate the previously established mandatory retirement age of 72 for directors. In approving this amendment, the Board considered that the prior mandatory retirement age could result in the arbitrary or premature loss of active directors who are able to continue to make valuable contributions to the overall management, risk oversight and strategic vision of the Company. This amendment also serves to increase the pool of qualified director nominees that could be considered by the Board when it is in the best interest of the Company and its shareholders. After considering these factors, the Board concluded that a specific retirement age was not necessary and may be counterproductive, and that the Company and its shareholders are best served by retaining the flexibility in electing or appointing directors without an age restriction. The Company has determined not to adopt any other formal term limit for the members of the Board, but generally views a term of 10 – 15 years as an appropriate guideline to allow for the development of sufficient continuity and experience on the Board, while also ensuring adequate Board renewal. This guideline is set forth in the Company’s Corporate Governance Guidelines.

With a renewal lens, the Nominating and Corporate Governance Committee reviews the composition of the Board on a regular basis in relation to approved director criteria and skill requirements, experiences and performance of our Board members, to best support our strategy and the long-term success of the Company and shareholder value creation and recommends changes as appropriate to renew the Board.

Gender and Racial/Ethnic Diversity on the Board and in the Director Identification and Selection Process

The Company has adopted a Diversity Policy and amended the Director Selection Guidelines forming part of the Nominating and Corporate Governance Committee Charter (the “Director Selection Guidelines”) to implement the provisions of such Diversity Policy. The Company values diversity and recognizes the organizational strength, deeper problem-solving ability and opportunity for innovation that diversity brings to the Board. The Company believes diversity is an important element of corporate governance and is good for the business.

Diversity contributes to the achievement of the Company’s corporate objectives. It enables the Company to attract people with the best skills and attributes, and to develop a workforce whose diversity reflects that of the communities in which it operates. The Company’s Diversity Policy and Director Selection Guidelines was amended in 2023 to establish, as a measurable objective for improving gender diversity, that at least 30% of the Board be comprised of women. In addition to a candidate’s independence, industry knowledge, skills, experience, leadership qualities and other factors, the Nominating and Corporate Governance Committee takes into account the diversity objectives set forth in the Diversity Policy and Director Selection Guidelines in selecting candidates for filling nomination and appointment to the Board. As of March 18, 2024, there are two female directors on the Board, representing 18% of the Board. The proposed slate of directors consists of three female nominees, which, if elected, would represent 27% of the Board. As recently as March 2022, female representation on the Company’s Board was 50%. The Company is committed to continuing to build on its proven track record in this regard. In addition, both of the Company’s new Board nominees, Ms. Stein and Mr. Morrison, provide racial/ethnic diversity to the Board.

Representation of Women in Executive Officer Appointments

The Company is committed to improving the level of diversity, including the representation of women in executive officer appointments. As of March 18, 2024, the Company has one female on its executive leadership team, representing 10% of the Company’s executive leadership team.

The Company has not adopted any specific target regarding women in executive positions. The Company believes that it has a balanced and effective approach in its executive selection process and has given emphasis to gender representation in its executive search program. Pursuant to the Company’s Diversity Policy, the Company’s management is responsible for implementing the Diversity Policy, achieving the diversity initiatives established by the Company and reporting to the Board on progress toward and achievement of diversity initiatives.

The Company also recognizes that it is equally important to increase female representation at the mid-management level as these positions are the Company’s pipeline for future executive officer roles. As such, the Company has continued to focus on recognizing high-potential women in our organization. In order to implement this initiative, the Company has:

•	established a global diversity and inclusion function supported by executive officers to anchor diversity and inclusion in the business strategy and to connect talent strategies;

•	structured a women’s employee resource group to implement Company-wide innovative diversity initiatives relating to women. These initiatives provide networking, training, development and mentoring opportunities for women to realize opportunities for personal and professional growth, and further develop confidence in leadership roles;

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•	provided gender intelligence training to employees at director level and above to identify conscious and unconscious biases, with the aim of enhancing their appreciation of the value of diversity for the Company’s shareholders, customers, employees and the communities we serve;

•	developed a career website and recruiting collateral to include representation of the Company’s diverse workforce which demonstrates our commitment to diversity and inclusiveness. The talent acquisition team was trained on diversity recruiting tactics and the Company ensures female candidates are identified and interviewed during the recruiting process;

•	developed its talent management strategy to ensure diversity and inclusion integration into every aspect of its programs including succession planning, leadership development, learning, and identification and development of high potential talent using 360-degree assessments and coaching; and

•	fosters and supports the Women’s L.I.N.K. Program (Lead.Inspire.Network.Know), a global initiative to support women within the Company and further strengthen our core value of being a diverse and inclusive global organization to drive innovation through diversity of thought, gender, nationality and ethnicity.

The Company’s management believes these initiatives and efforts will ensure a pipeline of diverse candidates and improve representation of women to be considered when making leadership and executive officer appointments. The Company is committed to providing an environment in which all employees are treated with fairness and respect, and have equal access to opportunities for advancement based on skills and aptitude.

Other Designated Groups

The Diversity Policy requires the Company to establish specific diversity initiatives and targets with the aim of progressing towards achieving such initiatives and targets. The Board recognizes the value that diversity brings to both the boardroom and workplace. As such, the Board proactively monitors the Company’s performance in terms of meeting the standards outlined in the Diversity Policy. This includes an annual review of any diversity initiatives or targets established by the Company, and progress in achieving them.

The Board and the Nominating and Corporate Governance Committee consider diversity in the broadest sense, including individuals from designated groups (as such term is defined in the Employment Equity Act (Canada)) (the “Designated Groups”), in selecting potential director candidates and candidates for executive positions. The Board and the Nominating and Corporate Governance Committee consider the representation of the Designated Groups in identifying and nominating director candidates and candidates for executive positions in a variety of ways, including by actively seeking these candidates for inclusion in its list of potential candidates for future vacancies on the Board and appointments to executive positions. The Nominating and Corporate Governance Committee assesses the effectiveness of the Diversity Policy by periodically reviewing the skills, expertise and background of each of the existing members of our Board.

While the Company has adopted a target for women representation on the Board, the Company, at this time, has not adopted any specific targets for other types of diversity within the Designated Groups for Board positions or executive positions.

The Company believes that it is a combination of the skills, experience and character of an individual that are the most important qualities in assessing the value that such individual can bring to the Board or to their executive position. To the knowledge of the Company, none (0%) of the Company’s directors self-identify as being an Indigenous person or being a member of a visible minority and one of eleven (9.1%) identifies as having a disability. To the knowledge of the Company, one (16.7%) of the Company’s executive officers self-identifies as being a member of a visible minority and none (0%) identify as being an Indigenous person or having a disability.

We invited employees worldwide to participate in roundtable discussions about bias, racism and how we can make our doors more open to people of color. Employee volunteers representing five countries, three Canadian provinces and 14 U.S. states formed a Black Lives Matter Employee Resource Group in 2020, as we continued our diversity and inclusion journey by looking critically at our workplace and asking ourselves some difficult questions about diversity, inclusion and racial justice. We hope this is the first of many additional grassroots efforts to support our employees’ diverse needs. We prioritized education, recruitment, development and advancement of diverse team members as our actions.

In 2021, we developed a framework to support additional Employee Resource Groups (“ERGs”) that meet our employees’ diverse needs resulting in the creation of two new groups. The Pride (LGBTQ+) ERG fosters a welcoming and inclusive workplace for lesbian, gay, bisexual, transgender, queer or questioning, and nonbinary (LGBTQ+) employees.

The SERVE (Military) ERG embraces our proud community of military service member and Veteran colleagues, including colleagues who have family members who have served or are serving, by building awareness and providing resources to past or present military service members and their families.

The framework will be used in the future to establish additional ERGs as employee interests emerge.

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Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines addressing, among other things, Board and management roles, Board functions and responsibilities, director qualifications, director independence, Board structure and performance evaluations. The guidelines are available on our website at investor.rbglobal.com.

Board Leadership Structure

The Board does not have a formal written policy regarding the separation of the roles of CEO and Board Chair; however, the Board believes that separating the Board Chair and CEO positions is the most effective leadership structure for the Company. This structure allows the Board Chair to focus on the effectiveness of the Board while the CEO focuses on executing the Company’s strategy and managing the Company’s operations and performance.

As required under the Corporate Governance Guidelines, the Board holds at least four scheduled meetings each year of the non-executive directors without management present.

Additional executive sessions may be held from time to time as required. The Board Chair presides at executive sessions. The non-executive directors met either immediately before or following each regularly-scheduled meeting of the Board, and otherwise held meetings and several information sessions in 2023 without management present.

Board’s Role in Risk Oversight

The Board oversees the Company’s enterprise risk management program, which focuses on the identification, assessment and mitigation of risks associated with achievement of the Company’s strategic objectives. Principal risks are identified and evaluated relative to their potential impact and likelihood of occurrence, including consideration of mitigating activities.

The Company’s annual risk assessment process is linked to the annual strategic planning process, with periodic updates conducted to identify potential emerging risks, such as those associated with major business decisions, key initiatives and external factors. The Company’s enterprise risk management program is overseen at the senior executive level in conjunction with the Company’s risk management and internal audit group. Reports on principal risks and mitigation strategies are reviewed by the Company’s executive officers, the Audit Committee and the Board.

Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees.

The Board has primary responsibility for oversight of the enterprise risk management program. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Board is responsible for overseeing the Company’s activities with respect to the identification, assessment and mitigation of cybersecurity and technology risks. The Audit Committee is responsible for reviewing, including with management and the Company’s independent auditor, if appropriate, the guidelines and policies with respect to risk assessment and risk management, specifically the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for oversight of compensation risk and accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk taking by the Company’s executive officers.

Compensation Committee Interlocks and Insider Participation

During 2023, Michael Sieger, Carol Stephenson, Robert Elton and Lisa Hook each served on our Compensation Committee. None of these persons served as an officer or employee of the Company or has had any relationships with the Company requiring disclosure under applicable rules and regulations of the SEC. Each of these persons qualified as independent under applicable NYSE listings standards and Canadian securities laws and regulations. In addition, none of our executive officers served during 2023 as a director or member of a compensation committee of any entity that has one or more of its executive officers serving as a member of our Board or our Compensation Committee.

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BOARD COMMITTEES

Audit Committee and Audit Committee Financial Expert

The Audit Committee oversees the Company’s corporate accounting and financial reporting processes and the audits of its financial statements. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are currently Adam DeWitt, Robert Elton, Sarah Raiss and Bill Breslin. Adam DeWitt is Chair of the Audit Committee. All committee members qualify as independent directors for audit committee purposes under the applicable NYSE listing standards, SEC rules and NI 52-110. The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. The Board has further determined that each of Robert Elton and Adam DeWitt qualifies as an "audit committee financial expert,” as defined in the applicable rules of the SEC. The Audit Committee held four meetings during 2023. Each of our incumbent directors on the Audit Committee attended all meetings of the committee that occurred following the time of their appointment to the committee.

Information regarding the relevant education and experience of the members of the Audit Committee, as required under NI 52-110, is disclosed, under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors”.

The Audit Committee Charter establishes the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis and, if appropriate, proposes changes to the Board. The Audit Committee Charter was most recently updated in November 2023. The Audit Committee Charter is available on our website at investor.rbglobal.com. For further information on our Audit Committee and related matters, including the Report on Audited Financial Statements, see “Proposal Two: Appointment of Ernst & Young LLP” on page 44.

The Audit Committee meets periodically with our independent accountants and management to review the scope and results of the annual audit and to review and discuss our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the Audit Committee meets with the independent auditors on at least a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.

Compensation Committee

The Board has established a Compensation Committee, the current members of which are Carol Stephenson and Michael Sieger. Michael Sieger is Chair of the Compensation Committee. The Board has determined that the committee members qualify as independent directors for compensation committee purposes under the applicable NYSE standards and NI 58-101 and as non-employee directors under the SEC rules. The Compensation Committee held nine meetings during 2023.

The Compensation Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in November 2023. A copy of the charter is available on our website at investor.rbglobal.com.

The Compensation Committee, acting pursuant to its charter is responsible for, among other matters:

•	recommending to the Board the Company’s compensation philosophy for the Company’s executive officers, and overseeing the implementation of such compensation policies and programs;

•	reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining, or recommending to the independent directors of the Board, the CEO’s compensation based on this evaluation at least annually;

•	reviewing and approving the CEO’s recommendations regarding annual compensation for the Company’s other executives;

•	considering the implications of the risks associated with the Company’s compensation policies, practices and programs and reporting to the Board annually regarding such considerations; and

•	reviewing and recommending to the Board for its approval and, where required, submission to the Company’s shareholders, annual and long-term incentive and equity-based compensation plans for the Company’s executive officers and others, relevant changes to such plans, and overseeing the administration of such plans.

The Compensation Committee’s charter allows the Compensation Committee to form and delegate authority to subcommittees and to delegate authority to one or more designated members of the Board or Company officers, provided that any such delegation complies with all applicable laws, regulations and stock exchange rules. See “Compensation Discussion and Analysis” on page 54 for additional discussion regarding the process and procedures of the Compensation Committee with respect to compensation.

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Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee, the current members of which are Carol Stephenson, Sarah Raiss and Tim O’Day. Carol Stephenson is Chair of the Nominating and Corporate Governance Committee. The Board has determined that the committee members each qualify as an independent director for nominating and corporate governance committee purposes under the applicable NYSE standards and NI 58-101. The Nominating and Corporate Governance Committee held seven meetings during 2023.

The Nominating and Corporate Governance Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in November 2023. The charter is available on our website at investor.rbglobal.com.

The Nominating and Corporate Governance Committee, acting pursuant to its charter, serves the following purposes:

•	to address Board succession issues and identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•	to select and recommend to the Board director and committee member candidates;

•	to develop, update as necessary and recommend to the Board corporate governance principles and policies applicable to the Company, including the Corporate Governance Guidelines, and to monitor compliance with such principles and policies;

•	to oversee the evaluation of the Board;

•	to facilitate and encourage director orientation and continuing education;

•	to review and recommend to the Board annual Board compensation;

•	to review and recommend for the Board’s approval annual director and officer insurance policies;

•	oversee succession planning for the CEO; and

•	review with management and oversee the assessment of material environmental, social and governance issues facing the Company, the approach taken by management to effectively manage such risks and issues, and related public disclosures by the Company.

Annually, the Nominating and Corporate Governance Committee follows a process designed to consider the election of directors, in accordance with the guidelines articulated in its charter and the Company’s Corporate Governance Guidelines, including, if applicable, to seek individuals qualified to become new Board members for recommendation to the Board to fill any vacancies. In assessing the qualification of a candidate, the committee adheres to the director selection guidelines set forth in the committee’s charter, which include, among other things:

•	the candidate’s personal and professional ethics, integrity and values;

•	the candidate’s training, experience and ability at making and overseeing relevant policies;

•	the candidate’s willingness and ability to devote the required time and effort to fulfill effectively the duties and responsibilities related to Board and committee membership and the candidate’s willingness and ability to serve on the Board for multiple terms, if nominated and elected; and

•	the candidate’s independence under SEC, Canadian securities laws or applicable stock exchange rules on independence.

The Nominating and Corporate Governance Committee believes that having directors with, among other things, relevant professional experience, industry knowledge, functional skills and expertise, geographic experience and exposure, leadership qualities and public company board and committee experience is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The Nominating and Corporate Governance Committee monitors the mix of skills and experience of directors and committee members to assess whether the Board has the appropriate tools to perform its oversight function effectively. With respect to nominating existing directors, the Nominating and Corporate Governance Committee reviews relevant information available to it and assesses their continued ability and willingness to devote the required time and effort to serve as a director, taking into consideration any other engagements they may have, including any other public boards on which they serve. The Nominating and Corporate Governance Committee also assesses each person’s contribution in light of the mix of skills and experience the committee deems appropriate for the Board. The Nominating and Corporate Governance Committee takes into account the diversity objectives set forth in the Diversity Policy and Director Selection Guidelines discussed herein in addition to the relevant skills and experience required by the Board, in selecting candidates for filling Board vacancies and changing its composition.

With respect to considering nominations of new directors, including nominations by shareholders, the Nominating and Corporate Governance Committee identifies candidates based upon the criteria set forth above and in its charter. The Nominating and Corporate Governance Committee reviews selected candidates and makes a recommendation to the Board. The

36	2024 Proxy Statement

Nominating and Corporate Governance Committee may also seek input from other directors or from senior management when identifying candidates. There are no specific minimum qualifications required for nominees.

The Nominating and Corporate Governance Committee has the responsibility for establishing corporate governance guidelines and overseeing the evaluation and effectiveness of the Board as a whole, as well as the committees of the Board and the contribution of individual directors. The Nominating and Corporate Governance Committee maintains and updates from time to time an inventory of the competencies, capabilities and skills of current non-executive Board members. The following matrix is used as a reference tool for the ongoing assessment of Board composition, to ensure that desired skills and attributes are considered as new Board members are being assessed and to identify any gaps in the competencies that are required to successfully advance the overall strategy of the Company.

	General Business Skill						Functional Experience
Health &
					Safety,							Commercial
	Large				Environment		Cybersecurity					Equipment /
	Organization	CEO	Overseas	Accounting	and Social	Financial /	and Risk		Organizational		Strategic	Automotive	Digital
Name	Experience	Experience	Experience	Expertise	Responsibility	Investment	Oversight	Marketing	Structure	Sales	Planning	Industries	Transformation
Robert Elton	•	•	•	•	•	•	•	•	•	•	•	•	•
Brian Bales	•			•	•	•	•	•	•	•	•	•
Adam DeWitt	•	•	•	•	•	•	•	•	•	•	•	•	•
Gregory Morrison	•	•	•	•	•	•	•	•	•		•	•	•
Timothy O’Day	•	•	•	•	•	•	•	•	•	•	•	•	•
Sarah Raiss	•		•		•	•	•	•	•		•	•	•
Michael Sieger	•					•		•	•	•	•	•	•
Jeffrey C. Smith	•	•	•	•	•	•	•	•	•	•	•	•	•
Debbie Stein	•			•	•	•	•		•		•		•
Carol Stephenson	•	•	•		•	•	•	•	•	•	•	•	•

Pursuant to our by-laws, in addition to nomination of directors by or at the direction of the Board, shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the CBCA. The advance notice provisions in the Company’s by-laws are described under “Shareholder Proposals and Director Nominations” on page 106.

The Nominating and Corporate Governance Committee does not have a formal policy on consideration of recommendations for candidates to the Board from registered shareholders. The Nominating and Corporate Governance Committee believes the evaluation of potential members of the Board is by its nature a case-by-case process, depending on the composition of the Board at the time, the needs and status of the business of the Company, and the experience and qualification of the individual. Accordingly, the Nominating and Corporate Governance Committee would consider any such recommendations on a case-by-case basis in its discretion, and, if accepted for consideration, would evaluate any such properly submitted nominee.

The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. The Nominating and Corporate Governance Committee from time to time retains independent consultants to provide advice regarding compensation for the directors of the Company. Please refer to the discussion of director compensation under “Non-Executive Director Compensation” on page 40.

Other Committees

In addition to the standing committees of the Board described above, the Board may form ad hoc committees from time to time. An Integration Committee was formed in March 2023 to monitor the progress of the integration of IAA, in addition to oversight by the entire Board. The Integration Committee includes Robert Elton, Brian Bales, Adam DeWitt, and Jeffrey Smith. Robert Elton is Chair of the Integration Committee.

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OTHER MATTERS

Legal Proceedings

Except as described below, we do not currently know of any material legal proceedings against us or any of our subsidiaries involving our directors, nominees for director, officers, affiliates or any owner of record or beneficial owners of more than 5% of our Common Shares or any of their respective associates, or in which any of these persons has a material interest adverse to us or any of our subsidiaries. We do not currently know of any legal proceedings that occurred during the past 10 years that are material to an evaluation of the ability or integrity of any of our executive officers, directors or nominees for director.

On July 31, 2023, Ann Fandozzi informed the Company’s Board of her intention to resign from her position as the Company’s Chief Executive Officer due to a disagreement with the Company regarding her compensation as Chief Executive Officer, as discussed in the Company’s August 2, 2023 press release. The Board accepted her verbal resignation and interpreted her subsequent conduct as affirmation of her resignation. The Company advised Ms. Fandozzi that it was accepting her resignation effective immediately and waiving any written procedural notice requirements under the Employment Agreement by and between Ritchie Bros. Auctioneers (Canada) Ltd. and Ms. Fandozzi, dated December 14, 2019. Ms. Fandozzi disputes that she tendered her resignation. The parties have agreed to mediate the dispute, which began in January 2024 and may take months to resolve. On February 21, 2024, Ms. Fandozzi resigned from the Company's Board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, certain officers and persons who own 10% or more of our Common Shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Based solely upon the Company’s review of SEC filings of such forms and written representations from such directors, officers and owners, the Company believes that during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to such persons were timely satisfied.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

No executive officer, director, or employee or former executive officer, director or employee of the Company or any of its subsidiaries, nor any proposed nominee for election as a director of the Company, nor any associate of any director, executive officer or proposed nominee, is, or at any time since January 1, 2023 has been, indebted to the Company or any of its subsidiaries or indebted to another entity where the indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries either for a purchase of securities or otherwise, other than “routine indebtedness” as defined in Form 51-102F5 adopted by the Canadian Securities Administrators.

In accordance with its charter, our Audit Committee is responsible for reviewing all related person transactions, including current or proposed transactions in which the Company was or is to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. The Audit Committee does not currently have a written related party transaction policy but its practice is to consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction, such as: (i) the nature of the related person’s interest in the transaction; (ii) the terms of the transaction; (iii) the relative importance (or lack thereof) of the transaction to the Company; (iv) the materiality and character of the related person’s interest, including any actual or perceived conflicts of interest; and (v) any other matters the Audit Committee deems appropriate. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee decides whether or not to approve such transactions and approves only those transactions that are deemed to be in the overall best interests of the Company. To identify any related person transaction, the Company requires each director and executive officer to complete a questionnaire each year requiring disclosure of any prior or proposed transaction with the Company in which the director, executive officer or any immediate family member might have an interest.

In addition, pursuant to our Corporate Governance Guidelines, if any actual or potential conflict of interest arises for a director, the director is expected to promptly inform the Board Chair and the CEO. If a significant conflict exists and cannot be resolved, the director is expected to resign. All directors are expected to recuse themselves from any discussion or decision affecting their personal business or interests.

38	2024 Proxy Statement

Other than as disclosed in this Proxy Statement, since January 1, 2023, none of our directors, executive officers, nominees for director or beneficial owners of more than 5% of our Common Shares or any of their immediate family members was indebted to the Company or had a material interest in a transaction with the Company where the amount involved exceeded $120,000, nor are any such transactions currently proposed.

Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no director or officer of a body corporate that is itself an insider or a subsidiary of the Company, no person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercised control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to vote in connection with any matters being proposed for consideration at the Meeting, no proposed director or nominee for election as a director of the Company and no associate or affiliate of any of the foregoing has or had any material interest, direct or indirect, in any transaction or proposed transaction since January 1, 2023 that has materially affected or would or could materially affect the Company or any of its subsidiaries.

Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or officers of the Company at any time since January 1, 2023 and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, in any matter to be acted upon at the Meeting. Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no proposed nominee for election as a director of the Company, and none of the persons who have been directors or officers of the Company at any time since January 1, 2023, were appointed or selected pursuant to an arrangement or understanding between he or she and any other person.

There are no family relationships (by blood, marriage, or adoption, not more remote than first cousin) between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Starboard Strategic Investment

On January 22, 2023, the Company entered into a Securities Purchase Agreement with certain affiliated funds of Starboard Value LP (collectively, “Starboard”) and, for certain purposes, Starboard Value LP and Jeffrey C. Smith, pursuant to which the Company sold to Starboard in a private placement (i) an aggregate of 485,000,000 Subordinate Voting Shares, which are convertible into our Common Shares, for an aggregate purchase price of $485.0 million, or $1.00 per Subordinate Voting Share, and (ii) an aggregate of 251,163 Common Shares, for an aggregate purchase price of approximately $15.0 million, or $59.722 per Common Share. The Subordinate Voting Shares rank, with respect to rights as to dividends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Company, senior to all Common Shares. The closing of the Starboard investment occurred on February 1, 2023. During 2023, the Company paid aggregate dividends of $30,430,573.28 with respect to the Subordinate Voting Shares pursuant to their terms. As of the record date for the Meeting, the Subordinate Voting Shares represented 6,775,252 Common Shares on an as-converted basis.

Pursuant to the terms of the Securities Purchase Agreement, Mr. Smith, who serves as Managing Member, Chief Executive Officer and Chief Investment Officer of Starboard Value LP, was appointed to the Board on March 14, 2023. Mr. Smith is being nominated again this year for election at the Meeting. As a condition to Mr. Smith’s initial appointment, Mr. Smith submitted an irrevocable resignation letter pursuant to which he will resign from the Board automatically and immediately if (A) Starboard fails to beneficially own in the aggregate at least 50.0% of the purchased shares (on an as-converted basis and subject to adjustment for share splits, reclassifications, combinations and similar adjustments) or (B) Starboard or Mr. Smith materially breaches certain provisions of the Securities Purchase Agreement. Starboard has agreed, until the date that Mr. Smith no longer serves on the Board (the “Standstill Period”), to customary standstill restrictions.

Holders of the Subordinate Voting Shares will be entitled to vote together with the holders of the Common Shares on an as-converted basis on all matters permitted by applicable law. Starboard has agreed that, during the Standstill Period, it will not vote any shares beneficially owned by it against (including through a “withhold” vote) any of the Company’s nominees for director, including any continuing director, or the Board’s recommendation with respect to any other management proposal or shareholder proposal or nomination presented at an annual or special meeting of shareholders. There are no restrictions, however, on Starboard’s ability to vote shares beneficially owned by it with respect to any extraordinary transaction that may be presented for shareholder approval during the Standstill Period or the election or removal of Mr. Smith. The Securities Purchase Agreement also includes a customary mutual non-disparagement provision, effective during the Standstill Period.

In connection with the Starboard strategic investment, the Company and Starboard entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to grant Starboard certain customary registration rights (under U.S. securities laws) with respect to the purchased shares and certain other securities that may be issued to Starboard in respect thereof, subject to specified limitations.

39	2024 Proxy Statement

Summaries of the Securities Purchase Agreement, Registration Rights Agreement and terms of the Subordinate Voting Shares are included in the Company’s Current Reports on Form 8-K filed with the SEC on January 23, 2023 and February 1, 2023.

NON-EXECUTIVE DIRECTOR COMPENSATION

The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. For 2023, the annual retainer paid to non-executive directors, other than the Board Chair, was $235,000. The annual retainer paid to the Board Chair was $345,000. The Chairs of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Integration Committee received an additional fee of $20,000, $15,000, $15,000 and $15,000, respectively.

Effective January 1, 2021, 55% of the annual Board retainers paid to non-executive directors, including the annual fees paid to the Board Chair (but excluding fees for chairmanship of Board committees), are paid in the form of DSUs. Prior to that, since January 1, 2018, 50% of the annual Board retainers paid to non-executive directors, including the annual fees paid to the Board Chair (but excluding fees for chairmanship of Board committees), were paid in the form of DSUs. Executive directors receive no additional compensation for service on the Board. For a discussion of DSUs, see “Non-Executive Director Deferred Share Unit Plan” on page 43.

None of the Company’s non-executive directors have been granted stock options since their appointment. The Company ceased granting stock options to non-executive directors in 2004, and the Company’s Policy Regarding the Granting of Equity-Based Compensation Awards (the “Stock Option Policy”) precludes any such issuance.

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Non-executive Director Compensation Table

The table below sets out the compensation of the Company’s non-executive directors for the year ended December 31, 2023. Ms. Fandozzi did not receive any compensation in 2023 in her capacity as a non-executive director.

Non-Executive Director	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)[3]	Total ($)
Erik Olsson	155,250	186,907	67,520	409,677
Brian Bales[5]	82,837	66,965	373	150,175
Bill Breslin[5]	82,837	66,965	373	150,175
Adam DeWitt	118,653	127,222	12,635	258,510
Robert Elton	126,122	127,222	62,501	315,845
Lisa Hook[6]	60,375	96,851	4,179	161,405
Timothy O’Day[5]	82,837	66,965	373	150,175
Sarah Raiss	114,406	127,222	35,420	277,048
Mahesh Shah[7]	52,222	–	990	53,212
Michael Sieger[5]	84,813	66,965	373	152,151
Jeffrey Smith[8]	84,600	69,112	365	154,077
Carol Stephenson	112,766	127,222	3,866	243,854
Chris Zimmerman[7]	23,500	–	7,758	31,258

1.	Represents total fees earned or paid in cash for service on the Board, including annual Board retainer, and the annual fee paid to the Board Chair and to the Committee Chairs.

2.	The dollar amounts represent the grant date fair value of DSUs granted in 2023, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 2 and Note 24 to our financial statements for the fiscal year ended December 31, 2023, without taking into account estimated forfeitures. The number of DSUs granted and the fair value on each grant date calculated in accordance with ASC 718 are as follows:

	March 6, 2023[4]		May 15, 2023		August 14, 2023		November 14, 2023
Non-Executive Director	Fair Value ($)	DSUs(#)	Fair Value ($)	DSUs(#)	Fair Value ($)	DSUs(#)	Fair Value ($)	DSUs(#)	DSUs held as of December 31, 2023
Erik Olsson	47,431	767	47,420	839	47,432	771	44,624	742	31,609
Brian Bales	—	—	4,296	76	32,298	525	30,371	505	1,111
Bill Breslin	—	—	4,296	76	32,298	525	30,371	505	1,111
Adam DeWitt	32,280	522	32,273	571	32,298	525	30,371	505	7,330
Robert Elton	32,280	522	32,273	571	32,298	525	30,371	505	30,933
Lisa Hook	32,280	522	32,273	571	32,298	525	—	—	3,772
Timothy O’Day	—	—	4,296	76	32,298	525	30,371	505	1,111
Sarah Raiss	32,280	522	32,273	571	32,298	525	30,371	505	18,121
Mahesh Shah	—	—	—	—	—	—	—	—	—
Michael Sieger	—	—	4,296	76	32,298	525	30,371	505	1,111
Jeffrey Smith	—	—	6,443	114	32,298	525	30,371	505	1,149
Carol Stephenson	32,280	522	32,273	571	32,298	525	30,371	505	3,127
Chris Zimmerman	—	—	—	—	—	—	—	—	—

3.	All other compensation includes the value of additional DSUs credited to non-executive directors during 2023 corresponding to dividends declared and paid by the Company on Common Shares during 2023 and reimbursement of expenses for tax advice. The value of such dividend equivalent DSUs was calculated by multiplying the number of such additional DSUs credited by the fair market value of a Common Share on the date the dividend was paid.

4.	DSUs are awarded quarterly in arrears. The DSU grants are based on the 2023 compensation practices detailed above. For a discussion of DSUs, see “Non-Executive Director Deferred Share Unit Plan” on page 43.

5.	Appointed a director on March 19, 2023.

6.	Ceased to be a director on July 12, 2023.

7.	Resigned on March 19, 2023.

8.	Appointed a director on March 14, 2023.

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Ownership Guidelines

In January 2012, the Board adopted share ownership guidelines for the non-executive directors of the Company. The Board believes that share ownership aligns the interests of its directors with the interests of the Company’s shareholders, promotes sound corporate governance and demonstrates a commitment to the Company. Effective January 2018, the Board amended its share ownership guidelines for the non-executive directors of the Company to require non-executive directors to hold Common Shares and/or DSUs with a combined value of not less than five times the cash portion of the annual fixed retainer paid to such directors. Since DSUs must be held until the director retires and as the value of DSUs increases or decreases in lock-step with the price of the Common Shares, DSUs reflect a philosophy of aligning the interests of the directors with the long-term interests of shareholders by tying compensation to share price performance.

The following table sets out the applicable equity ownership guideline and equity ownership for each incumbent non-executive director.

	Equity Ownership Guideline

Non-Executive Director	Multiple of Retainer	Amount of Retainer ($)	Total Value of Equity Ownership Required ($)	Common Shares[1] (#)	DSUs[2] (#)	Total Value of Equity Ownership[3] ($)	Meets Share Ownership Requirement[4]
Erik Olsson	5x	155,250	776,250	4,000	32,271	2,723,972	Yes
Brian Bales	5x	82,837	414,187	6,258	1,562	587,290	Yes
Bill Breslin	5x	82,837	414,187	6,795	1,562	627,618	Yes
Adam DeWitt	5x	118,653	593,266	4,000	7,781	884,761	Yes
Robert Elton	5x	126,122	630,612	1,471	31,384	2,467,418	Yes
Timothy O’Day	5x	82,837	414,187	1,500	1,562	229,964	No5
Sarah Raiss	5x	114,406	572,030	1,410	18,572	1,500,656	Yes
Michael Sieger	5x	84,813	424,067	3,036	1,562	345,317	No5
Jeffrey Smith	5x	84,600	423,000	–	1,600	120,168	No5
Carol Stephenson	5x	112,766	563,831	4,320	3,578	593,147	Yes

1.	Represents the number of Common Shares held as of March 18, 2024.

2.	Represents the number of DSUs and dividend equivalents credited to each non-executive director held as of March 18, 2024.

3.	The total value of equity ownership is based on the closing price of the Common Shares on the NYSE on March 18, 2024, of $75.10 and includes the value of both Common Shares and DSUs.

4.	The share ownership guidelines were implemented in January 2012 and updated effective January 2018.

5.	It is anticipated that new directors, including Messrs. O’Day, Sieger and Smith, will meet their share ownership requirements by March 2028.

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Non-executive Director Deferred Share Unit Plan

In 2020, the Board approved amendments to the DSU Plan pursuant to which, in respect of calendar years commencing on or after January 1, 2021, 55% of the annual Board retainer paid to non-executive directors, including the annual fee paid to the Board Chair, will be paid in the form of DSUs regardless of a director’s current level of share ownership or whether a non-executive director had satisfied share ownership guidelines. Prior to January 1, 2021, 50% of the annual Board retainer paid to non-executive directors, including the annual fee paid to the Board Chair, was paid in the form of DSUs regardless of a director’s current level of share ownership or whether a non-executive director had satisfied share ownership guidelines. Prior to January 1, 2018, a non-executive director on each quarterly date on which the annual Board retainer for the prior completed calendar quarter was payable could elect to receive a cash payment only if the share ownership guidelines were met.

The annual Board retainer which is payable in the form of DSUs as contemplated in the plan is payable, calculated and credited quarterly in arrears as follows:

•	The number of DSUs credited to a director is calculated by dividing the dollar amount of the portion of the Board retainer to be paid in the form of DSUs by the fair market value of a Common Share on the date the DSUs are credited, being the volume weighted average price of the Common Shares reported by the NYSE for the immediately preceding twenty trading days.

•	DSUs are credited on the 65th day (or the next business day if the 65th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any fourth calendar quarter and DSUs are credited on the 45th day (or next business day if the 45th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any other calendar quarter.

Although DSUs vest immediately upon being granted under the DSU Plan, no amount is payable to the non-executive director holding the DSUs until the director ceases to be a director, following which the director will be entitled to receive a lump sum cash payment, net of any applicable withholdings, equal to the number of DSUs held multiplied by the fair market value of one Common Share (determined as described above) as of the 24th business day after the first publication of the Company’s interim or annual financial statements and management’s discussion and analysis for the fiscal quarter of the Company next ending following the director ceasing to hold office. Additional DSUs are credited under the DSU Plan corresponding to dividends declared on the Common Shares. DSUs are considered equivalent to Common Shares for purposes of determining whether a director is complying with or satisfying share ownership guidelines.

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PROPOSAL TWO: RE-APPOINTMENT OF ERNST & YOUNG LLP

Overview

We are asking our shareholders to re-appoint Ernst & Young LLP (United States) as our auditor until the next annual meeting of the Company and that the Audit Committee be authorized to fix their remuneration. Ernst & Young LLP (Canada) previously audited our financial statements from 2013 through the fiscal year ended December 31, 2022. In 2023, Ernst & Young LLP (Canada) elected not to stand for re-appointment due to the relocation of our principal executive offices from Burnaby, British Columbia, Canada to Westchester, Illinois, United States. The reports of Ernst & Young LLP (Canada) on our financial statements for the two years ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  In connection with its audits for the years ended December 31, 2021 and 2022 and up to April 5, 2023, there were (1) no disagreements with Ernst & Young LLP (Canada) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP (Canada), would have caused it to make a reference to the subject matter of the disagreements in connection with its report, and (2) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Ernst & Young LLP (United States) was appointed as our independent registered public accounting firm by our shareholders at our 2023 annual general and special meeting.

The affirmative vote of a majority of votes cast by shareholders present or represented by proxy at the Meeting is required for the re-appointment of Ernst & Young LLP (United States) as our independent registered public accounting firm. For purposes of this proposal, abstentions will not be counted as votes cast in determining the number of votes necessary for the re-appointment of Ernst & Young LLP (United States) as our independent registered public accounting firm.

Fees Billed by Independent Auditors

The fees billed to us by Ernst & Young LLP (United States), our independent auditor for the year ended December 31, 2023, and by Ernst & Young LLP (Canada), our independent auditor for the year ended December 31, 2022, are set forth in the following table. All services and fees, including tax service fees, were pre-approved by the Audit Committee.

Item	Year Ended December 31
	2023[5]	2022[5]
Audit Fees[1]	$4,337,333	$2,854,433
Audit-Related Fees[2]	$24,074	—
Tax Fees[3]	$422,506	$77,995
All Other Fees[4]	$155,200	—
Total	$4,939,113	$2,932,428

1.	“Audit Fees” represent fees including out-of-pocket expenses billed for the audit of our annual financial statements and review of our quarterly financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements, including accounting consultations, comfort letters, consents, and assistance with and review of documents filed with the SEC. In 2023, this would include the audit of the IAA acquisition and other material events and transactions.

2.	“Audit-Related Fees” represent fees billed for services reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under audit fees, and in 2023 included an agreed-upon procedures report for a local government grant.

3.	“Tax Fees” represent fees billed for tax compliance services and advisory work relating to areas of complexity in income taxes including those relating to 2023 transactions and actual or proposed legislative changes.

4.	“All Other Fees” represent fees for services other than the services reported in audit fees, audit-related fees and tax fees, which in the current year is for a cybersecurity assessment.

5.	Any amounts billed in Canadian dollars or other foreign currencies are translated to U.S. dollars at the applicable exchange rate.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee is responsible for the selection, appointment, and retention of the independent auditor, subject to annual shareholder approval, and evaluation and, where appropriate, replacement of the independent auditor. In addition, the Audit Committee approves compensation of the independent auditor. The Audit Committee also has responsibility for pre-approving the retention of the independent auditor for all audit and non-audit services the independent auditor is permitted to provide the Company and approve the fees for such services, other than any de minimis non-audit services allowed by applicable law or regulation. The Audit Committee is required to pre-approve all

44	2024 Proxy Statement

non-audit related services performed by the auditors. The Audit Committee’s pre-approval policy outlines the procedures and the conditions pursuant to which permissible services proposed to be performed by the auditors are pre-approved, provides a general pre-approval for certain permissible services and outlines a list of prohibited services. For 2022 and 2023, all of the services related to amounts billed by the Company’s external accountants were pre-approved by the Audit Committee.

Recommendation of the Board

The Board recommends a vote “FOR” the re-appointment of Ernst & Young LLP (United States) as the Company’s auditor until the next annual meeting of the Company and the authorization of the Audit Committee of the Board to fix the auditor’s remuneration.

Report of the Audit Committee

To the Shareholders of RB Global, Inc.:

The Audit Committee reviewed and discussed with management and the Company’s independent auditors the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Audit Committee discussed the matters required to be discussed by the Auditing Standard No. 1301. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has also discussed with the independent accountant the accountant’s independence. Based on the review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Audit Committee of the Board

Adam DeWitt, Chair

Robert Elton

Sarah Raiss

Bill Breslin

PROPOSAL THREE: NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

The Board of Directors believes that the Company’s operating success and shareholder value depend on the Company’s leadership. Accordingly, our executive compensation program is designed to provide a competitive level of compensation necessary to:

•	attract and retain the talent needed to lead a strategic transformation to grow the Company’s business;

•	incent executives and key employees to achieve the Company’s goals, including long-term earnings growth and sustained value creation; and

•	create commonality of interests among management, the Company’s shareholders and other stakeholders.

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In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following resolution, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to vote to approve or not approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers (“NEOs”). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in the “Compensation Discussion and Analysis” beginning on page 54. Shareholders are currently given an opportunity to cast an advisory vote on this topic annually, with the next shareholder advisory vote after the Meeting expected to occur at the 2025 Annual Meeting of Shareholders.

While this vote is advisory in nature and therefore not binding on us, or our directors, we value the opinions of all our shareholders and will carefully consider the outcome of this vote when making future compensation decisions for our NEOs.

We encourage our shareholders to read the “Compensation Discussion and Analysis”, which explains specifically how, what and why we pay our executives, and will equip shareholders to cast an informed vote.

Our Board believes that our compensation program appropriately links executive pay to achievement of corporate goals, properly aligns management and shareholder interests, and is fair, reasonable and competitive relative to market practice. We therefore recommend that shareholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the Executive Compensation Tables and the accompanying narrative discussion in the proxy statement of the Company, dated          , 2024, is hereby approved.”

Recommendation of the Board

The Board recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of the Company’s NEOs.

PROPOSAL FOUR: APPROVAL OF THE COMPANY’S CONTINUATION FROM A CORPORATION ORGANIZED UNDER THE CANADA BUSINESS CORPORATIONS ACT TO A CORPORATION ORGANIZED UNDER THE BUSINESS CORPORATIONS ACT (ONTARIO)

Overview

The Company is currently incorporated under the CBCA. The Board proposes to continue the Company to the jurisdiction of Ontario under the OBCA (the “Continuance”). At the Meeting, the Company’s shareholders will be asked to consider and, if deemed advisable, pass, with or without variation, a special resolution to approve the Continuance (the “Continuance Resolution”).

Under the CBCA, at least 25% of the directors of the Company must be resident Canadians (the “Director Residency Requirement”). The OBCA does not impose a Director Residency Requirement. Given the Company’s increasingly global activities and in order to provide the Company with the flexibility to attract and nominate the most suitable candidates for directors from a global talent pool, the Board believes that it is in the Company’s best interest to continue into Ontario.

Upon completion of the Continuance, the Company’s existing articles and by-laws (the “Current Articles and By-Laws”) will be replaced with articles of continuance (the “Proposed Articles”) and new by-laws (the “Proposed By-Laws” and, together with the Proposed Articles, the “Proposed Articles and By-Laws”) under the OBCA. The Proposed Articles will be substantially in the form attached as Appendix B to this Proxy Statement and the Proposed By-Laws will be substantially in the form attached as Appendix C to this Proxy Statement. The Proposed Articles and By-Laws are substantially similar to the Current Articles and By-laws with certain changes made to reflect the provisions of the OBCA.

46	2024 Proxy Statement

The Current Articles and By-laws are available on the Company’s website and SEDAR+. Upon the approval and completion of the Continuance, the Proposed Articles and By-Laws will be available on the Company’s website and SEDAR+.

The Continuance will affect certain rights of shareholders as they currently exist under the CBCA. Shareholders should consult their legal advisers regarding the implications of the Continuance that may be of particular importance to them. For more information, see “Comparison of CBCA and OBCA” on page 48.

Continuance Process

In order to effect the Continuance:

1.	the Company must obtain the approval of the holders of Common Shares and holders of Subordinate Voting Shares, voting together as a class, of the Continuance by way of the Continuance Resolution. The Continuance Resolution must be approved by not less than two-thirds of the votes cast in respect of the Continuance Resolution by the holders of Common Shares and holders of Subordinate Voting Shares in person or by proxy at the Meeting;

2.	the Company must make a written application to the Director under the CBCA (the “CBCA Director”) for consent to continue under the OBCA. The application must satisfy the CBCA Director that the Continuance will not adversely affect the Company’s shareholders or creditors;

3.	once the Continuance Resolution is passed and the Company has obtained the consent of the CBCA Director, the Company must apply to the Director under the OBCA (the “OBCA Director”) for a certificate of continuance (the “Certificate of Continuance”);

4.	on the date shown on the Certificate of Continuance, the Company will become a company organized under the OBCA as if it had been incorporated under the OBCA; and

5.	the Company must file a copy of the Certificate of Continuance with the CBCA Director and receive a certificate of discontinuance under the CBCA (the “Certificate of Discontinuance”).

Effect of Continuance

Upon receipt of the Certificate of Continuance, the Company will become subject to the OBCA as if it had been incorporated under the OBCA. Upon receipt of the Certificate of Discontinuance, the CBCA will cease to apply to the Company, thereby completing the Continuance. The Continuance will not create a new legal entity, affect the continuity of the Company or result in a change in its business. However, the Continuance will affect certain rights of shareholders as they currently exist under the CBCA and the Current Articles and By-Laws. See “Comparison of CBCA and OBCA” on page 48 for a summary of some of the key differences in corporate law between the CBCA and OBCA.

The OBCA provides that when a foreign corporation continues into Ontario under the OBCA:

1.	the corporation possesses all property, rights, privileges and franchises and is subject to all the liabilities, including civil, criminal and quasi-criminal, and all contracts, disabilities and debts of the foreign corporation;

2.	a conviction against, or ruling, order or judgment in favor of or against, the foreign corporation may be enforced against the corporation; and

3.	the corporation shall be deemed to be the party plaintiff or the party defendant, as the case may be, in any civil action commenced by or against the foreign corporation.

The Continuance will not affect the Company’s status as a TSX- or NYSE-listed company, nor as a reporting issuer under the securities legislation of any jurisdiction in Canada or as a registrant in the United States and the Company will remain subject to their respective requirements.

As of the effective date of the Continuance, the Company’s existing constating documents—the Current Articles and By-Laws under the CBCA—will be replaced with the Proposed Articles and By-laws under the OBCA, the legal domicile of the Company will be Ontario and the Company will no longer be subject to the provisions of the CBCA.

47	2024 Proxy Statement

Majority Voting Policy

The Board had repealed the Company’s majority voting policy in 2023 after determining that certain CBCA amendments that were introduced in 2022 had made the Company’s majority voting policy redundant.

However, if the Continuance is approved by the Company shareholders, the Company intends to re-adopt its majority voting policy that will apply to any uncontested election of directors. Pursuant to this policy, any nominee for director who receives a greater number of votes marked “WITHHOLD” than votes “FOR” at such election will promptly tender his or her resignation to the Board Chair following the Meeting.

The Board’s Nominating and Corporate Governance Committee would consider the offer of resignation and make a recommendation to the Board whether to accept it.

In making its recommendation with respect to a director’s resignation, the Nominating and Corporate Governance Committee would consider, in the best interests of the Company, the action to be taken with respect to such offered resignation. The recommended action may include (i) accepting the resignation; (ii) recommending that the director continue on the Board but addressing what the Nominating and Corporate Governance Committee believes to be the underlying reasons why shareholders “withheld” votes for election from such director; or (iii) rejecting the resignation.

The Nominating and Corporate Governance Committee would be expected to recommend that the Board accept the resignation except in extenuating circumstances. The Board will consider the Nominating and Corporate Governance Committee’s recommendation within 90 days following the Company’s annual meeting, and in considering such recommendation, the Board will consider the factors taken into account by the Nominating and Corporate Governance Committee and such additional information and factors that the Board considers to be relevant. The Board will promptly disclose its decision by a press release, such press release to include the reasons for rejecting the resignation, if applicable. A director who tenders his or her resignation pursuant to the majority voting policy will not be permitted to participate in any meeting of the Board or the Nominating and Corporate Governance Committee at which the resignation is considered. If the resignation is accepted, subject to applicable law, the Board may leave the resultant vacancy unfilled until the next annual general meeting, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the shareholders, or call a special meeting of shareholders at which there will be presented one or more nominees to fill any vacancy or vacancies.

Comparison of CBCA and OBCA

Upon completion of the Continuance, the Company will be governed by the OBCA. The provisions of the OBCA dealing with shareholder rights and protections are substantially the same as those contained in the CBCA. The Company shareholders will not lose or gain any significant rights or protections as a result of the Continuance, but there are certain differences between the two statutes and the regulations thereunder. Shareholders should consult their legal advisers regarding the implications of the Continuance that may be of particular importance to them.

The following is a summary comparison of certain provisions of the CBCA and the OBCA. This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the CBCA and OBCA, as applicable.

Charter Documents

There are no significant differences between the CBCA and the OBCA with respect to the charter documents for companies governed by those statutes.

A copy of the Proposed Articles and By-Laws under the OBCA are attached as Appendix B and C to this Proxy Statement, respectively.

Shareholder Proposals

Both statutes provide for shareholder proposals.

Under the OBCA, proposals may be submitted by both registered shareholders who are entitled to vote at a meeting of shareholders and beneficial shareholders whose shares are entitled to be voted at a meeting of shareholders.

Under the CBCA, a registered of beneficial holder of shares entitled to be voted at a meeting of shareholders may (i) submit notice of a proposal to the corporation, and (ii) discuss at the meeting any matter in respect of which such shareholder would have been entitled to submit a proposal. The registered or beneficial shareholder must either: (i) have owned for at least six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2,000, or (ii) have the support of persons who, in the aggregate, have owned for at least six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2,000.

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Each statute contains certain requirements with respect to, among other things, the content, timing and delivery of proposals. Moreover, each statute includes provisions which allow a corporation to refuse to process a proposal in similar circumstances.

Shareholder Requisitions

Both statutes provide that holders of not less than 5% of the outstanding voting shares of the corporation may requisition a meeting of shareholders, and permit the requisitioning registered shareholder to call the meeting where the board of directors of the corporation does not do so within the 21 days following the corporation’s receipt of the shareholder meeting requisition.

Rights of Dissent and Appraisal

The OBCA provides that shareholders, including beneficial holders, who dissent to certain actions being taken by a corporation may exercise a right of dissent and require the corporation to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is available to shareholders, whether or not their shares carry the right to vote, where the corporation proposes to:

1.	amend its articles to add, remove or change any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

2.	amend its articles to add, remove or change any restriction upon the business or businesses that the corporation may carry on;

3.	amalgamate with another corporation (other than for vertical or horizontal short-form amalgamations);

4.	be continued under the laws of another jurisdiction;

5.	sell, lease or exchange all or substantially all its property; or

6.	carry out a going-private transaction.

The CBCA contains a similar dissent remedy, provided however, that in addition to the foregoing, the CBCA expressly provides for dissent rights with respect to a squeeze-out transaction. For a summary of the dissent provisions of the CBCA, see “Rights of Dissent in Respect of the Continuance Resolution” on page 52. The full text of Section 190 of the CBCA is set forth on Appendix D to this Proxy Statement. Under the CBCA and OBCA, the dissenting shareholder must generally send notice of dissent at or before the resolution being passed.

Oppression Remedy

Under both the CBCA and the OBCA, a shareholder, beneficial shareholder, former shareholder or beneficial shareholder, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, and in the case of an offering corporation under the OBCA, the Ontario Securities Commission, may apply to a court for an order to rectify the matters complained of where, in respect of a corporation or any of its affiliates, any act or omission of a corporation or its affiliates effects a result, the business or affairs of a corporation or its affiliates are or have been exercised in a manner that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of, any security holder, creditor, director or officer of the corporation.

The OBCA allows a court to grant relief where a prejudicial effect to the shareholder is merely threatened, whereas the CBCA only allows a court to grant relief if the effect actually exists (that is, it must be more than merely threatened).

Under the CBCA, such remedy is also available to the CBCA Director appointed under Section 260 of the CBCA.

Shareholder Derivative Actions

A broad right to bring a derivative action is contained in each of the CBCA and the OBCA. This right extends to officers, former shareholders, directors or officers of a corporation or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. Both statutes permit derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries.

Under the CBCA and OBCA, it is a condition precedent to a complainant bringing a derivative action that the complainant has given at least 14 days’ notice to the directors of the corporation of the complainant’s intention to make an application to the court to bring such a derivative action. However, under the OBCA, a complainant is not required to give notice to the directors of the corporation of the complainant’s intention to make an application to the court to bring a derivative action if all of the directors of the corporation are defendants in the action.

Under the CBCA, the CBCA Director appointed under Section 260 of the CBCA may also commence a derivative action.

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Residency Requirement for Directors

The OBCA does not have a residency requirement.

Under the CBCA, at least one-quarter of the directors of a corporation must be resident Canadians, unless the corporation has less than four directors, in which case at least one director must be a resident Canadian. Subject to certain exceptions, an individual must be a Canadian citizen or permanent resident ordinarily resident in Canada to be considered a resident Canadian under the CBCA.

Independent Directors

Under the OBCA, at least one-third of the members of the board of directors of a corporation must not be officers or employees of the corporation or its affiliates.

Under the CBCA, at least two of a corporation’s directors must not be officers or employees of the corporation or its affiliates.

The Company is also subject to applicable securities law and stock exchange requirements with respect to director independence. These requirements will not change as a result of the Continuance.

Notice-and-Access

Both statutes permit the use of the notice-and-access delivery system (“Notice-and-Access”) under National Instrument 51-102 — Continuous Disclosure Obligations and National Instrument 54-101 — Communication with Beneficial Owners of Securities of Reporting Issuer.

There are no requirements under the OBCA for a corporation to obtain exemptive relief in order to use Notice-and-Access.

In order to use Notice-and-Access under the CBCA, a corporation must seek exemptive relief from the CBCA Director under Sections 151(1) and 156 of the CBCA, which exempt a corporation from the requirement to send a proxy circular to shareholders, duties related to intermediaries and the requirement to send annual financial statements to shareholders in order to use Notice-and-Access.

Place of Meetings

Under the OBCA, subject to the articles of the corporation and any unanimous shareholders agreement, a shareholders’ meeting may be held in or outside Ontario (including outside Canada) as determined by the directors, or in the absence of such a determination, at the place where the registered office of the corporation is located.

Subject to certain exceptions, the CBCA provides that meetings of shareholders shall be held at the place within Canada provided in the by-laws or, in the absence of such provision, at the place within Canada that the directors determine. A meeting may be held outside Canada if the place is specified in the articles or all the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place.

Virtual or hybrid shareholder meetings, which are comprised of both an in-person and virtual element, are permitted under both the OBCA and CBCA, unless the articles or by-laws of a corporation state otherwise.

Constitutional Jurisdiction

Other significant differences in the statutes arise from the differences in the constitutional jurisdiction of the federal and provincial governments. For example, a CBCA corporation has the capacity to carry on business throughout Canada as a right. An OBCA company is only allowed to carry on business in another province where that other province allows it to register to do so. A CBCA corporation is subject to provincial laws of general application, but a province cannot pass laws directed specifically at restricting a CBCA corporation’s ability to carry on business in that province. If another province so chooses, however, it can restrict an OBCA company’s ability to carry on business within that province. Further, a CBCA corporation will not have to change its name if it wants to do business in a province where there is already a corporation with a similar name; in comparison, an OBCA company may not be allowed to use its name in that other province if that name, or a similar one, is already in use.

Registered Office

Under the OBCA, a corporation’s registered office must be situated in Ontario and may be relocated to a different municipality within Ontario by special resolution of the shareholders or relocated within the same municipality by resolution of the directors.

Under the CBCA, a corporation’s registered office must be in the province specified in the articles and may be relocated to a different province by special resolution of the shareholders or relocated within the same province by resolution of the directors.

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Short Selling

Under the CBCA, insiders of a corporation are prohibited from short selling any securities of the corporation unless the insider selling the securities owns or has fully paid for the securities being sold. The OBCA does not contain a similar prohibition.

“De-Clawing” Preferred Shares

In September 2014, the Board resolved that it will not, without prior shareholder approval, issue any series of preferred shares for defensive or anti-takeover purposes, for purpose of implementing any shareholder rights plan or with features specifically and primarily intended to make any attempted acquisition of the Company more difficult.

This resolution by the Board will remain in place should the Continuance be approved by the Company’s shareholders at the Meeting.

Recommendation of the Board

The text of the Continuance Resolution is set forth below:

“BE IT RESOLVED, as a special resolution of the shareholders of the Company, that:

1.	the continuance of RB Global, Inc. (the “Company”), a corporation existing under the laws of Canada, to the Business Corporations Act (Ontario) (“OBCA”) pursuant to Section 188 of the Canada Business Corporations Act (“CBCA”) and Section 180 of the OBCA, is hereby authorized and approved and the Company is hereby authorized to apply to the Director under the OBCA (“Director”) for authorization to be continued as if it had been constituted under the OBCA and to continue is existence under the OBCA (the “Continuance”) on such date as the directors of the Company may determine;

2.	the form of articles of continuance, the full text of which is attached as Appendix B to the Company’s proxy statement dated March 25, 2024 (the “Proxy Statement”) is hereby approved and the Company is hereby authorized to file the articles of continuance with the Director together with any notices and other documents prescribed by the OBCA necessary to continue the Company as it if had been incorporated under the laws of the Province of Ontario;

3.	subject to the Continuance becoming effective and without affecting the validity of any act of the Company under its existing by-laws (the “Existing By-Laws”), the Existing By-Laws are hereby repealed and replaced with the new By-Law No. 2 of the Company (the “Proposed By-Laws”), the full text of which is attached as Appendix C to the Proxy Statement, together with such changes or amendments thereto as any director or officer of the Company determines appropriate, the conclusive evidence of such determination being the execution of the Proposed By-Laws by a director or officer of the Company;

4.	notwithstanding the approval of this special resolution by the holders of Common Shares of the Company and the holders of Subordinate Voting Shares of the Company, the board of directors of the Company, in its sole discretion and without further notice to or approval of the holders of Common Shares of the Company and the holders of Subordinate Voting Shares of the Company, may decide not to proceed with the Continuance or otherwise give effect to this special resolution, at any time before the Continuance becomes effective; and

5.	any one director or officer of the Company be and is hereby authorized and directed for and in the name of and on behalf of the Company, to execute or cause to be executed and to deliver or cause to be delivered all such documents and instruments, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to carry out the terms of this special resolution and the matters authorized hereby including, without limitation, the execution and filing of the documents and forms prescribed by or contemplated under the CBCA and OBCA, such determination to be conclusively evidenced by the execution and delivery of such documents and instruments or the doing of any such act or things.”

The Board recommends a vote “FOR” the special resolution approving the Continuance.

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Rights of Dissent in Respect of the Continuance Resolution

The following description of rights of shareholders to dissent in respect of the Continuance Resolution is not a comprehensive statement of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of its shares and is qualified in its entirety by the reference to the full text of Section 190 of the CBCA, which is attached as Appendix D to this Proxy Statement. A dissenting shareholder who intends to exercise the right of dissent should carefully consider and comply with the provisions of Section 190 of the CBCA and should seek independent legal advice. Failure to comply strictly with the provisions of the CBCA and to adhere to the procedures established therein may result in the loss of all rights thereunder.

Pursuant to Section 190 of the CBCA, a registered shareholder is entitled, in addition to any other right that the registered shareholder may have, to dissent in respect of the Continuance Resolution and, if the Continuance Resolution is adopted, to be paid by the Company the fair value of the shares in respect of which that registered shareholder dissents. “Fair value” is determined as of the close of business on the last business day before the day on which the Continuance Resolution is adopted. Pursuant to the CBCA, there is no right of partial dissent. Accordingly, a registered shareholder may only dissent with respect to all shares held on behalf of any one beneficial shareholder and registered in the name of such registered shareholder.

Beneficial shareholders of shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware only registered shareholders are entitled to dissent. Accordingly, beneficial shareholders desiring to exercise a right of dissent to the Continuance Resolution should contact their brokers, custodians, nominees or other intermediary for advice well in advance of the date of the Meeting to make arrangements for Common Shares beneficially owned by such beneficial shareholder to be registered in the beneficial shareholder’s name prior to the time the written objection to the Continuance Resolution is required to be received by the Company or, alternatively, make arrangements for the registered holder of such shares to dissent on the beneficial shareholder’s behalf. It is strongly suggested that any beneficial shareholder wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of Section 190 of the CBCA may prejudice such beneficial shareholder’s right to dissent.

A registered holder of Common Shares or Subordinate Voting Shares who wishes to dissent must send a written objection to the Continuance Resolution (a “Dissent Notice”) to RB Global, Inc., 9500 Glenlyon Parkway, Burnaby, British Columbia, V5J 0C6 Attention: Darren Watt, Chief Legal Officer, with a copy to the Company’s counsel, McCarthy Tétrault LLP, Suite 2400, 745 Thurlow Street, Vancouver, BC, V6E 0C5, Attention: David Frost or to dfrost@mccarthy.ca, at or prior to the time of the Meeting or any adjournment thereof in order to be effective.

The delivery of a Dissent Notice does not deprive a registered shareholder of its right to vote at the Meeting, however, a vote in favor of the Continuance Resolution will, in effect, result in such shareholder ceasing to be a dissenting shareholder and losing its rights under Section 190 of the CBCA. A vote against the Continuance Resolution, whether in person or by proxy, does not constitute a Dissent Notice, but a shareholder need not vote its shares against the Continuance Resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxy holder to vote in favor of the Continuance Resolution does not constitute a Dissent Notice in respect of the Continuance Resolution, but any such proxy granted by a shareholder who intends to dissent should be validly revoked (see “May I revoke my proxy or change my vote” on page 14) in order to prevent the proxy holder from voting such the Company shares in favor of the Continuance Resolution.

If the Continuance Resolution is approved at the Meeting or at an adjournment or postponement thereof, the Company is required to deliver to each registered shareholder who has filed a Dissent Notice and has not voted for the Continuance Resolution or not withdrawn that shareholder’s Dissent Notice (each, a “Dissenting Shareholder”), within 10 days after the approval of the Continuance Resolution, a notice stating that the Continuance Resolution has been adopted (the “Notice of Resolution”). A Dissenting Shareholder then has 20 days after receipt of the Notice of Resolution or, if the Dissenting Shareholder does not receive a Notice of Resolution, within 20 days after learning that the Continuance Resolution has been adopted, to send to the Company a written notice (a “Demand for Payment”) containing the Dissenting Shareholder’s name and address, the number and class of shares in respect of which it dissents and a demand for payment of the fair value of such shares. A Dissenting Shareholder must within 30 days after sending the Demand for Payment, send the certificates representing the shares in respect of which it is dissenting to the Company or its transfer agent, Computershare. The Company or Computershare must endorse the certificates with a notice that the holder is a Dissenting Shareholder under Section 190 of the CBCA and forthwith return the certificates to the Dissenting shareholder. A Dissenting Shareholder who fails to make a Demand for Payment within the time required or to send the certificates within the 30-day period, has no right to make a claim under Section 190 of the CBCA.

A Dissenting Shareholder that sends a Demand for Payment within the time required ceases to have any rights as a holder of shares, other than the right to be paid the fair value of such Dissenting Shareholder’s shares, unless: (i) the Dissenting Shareholder withdraws the Demand for Payment before the Company makes an Offer to Pay (as defined below); (ii) the

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Company fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws the Demand for Payment; or (iii) the Board revokes the Continuance Resolution, in which case the Dissenting Shareholder’s rights as a shareholder are required to be reinstated as of the date the Demand for Payment was sent.

The Company is required, not later than seven days after the later of the date shown on the certificate of continuation issued by the OBCA Director and the day the Company receives the Demand for Payment, to send a written offer to pay (“Offer to Pay”) in the amount considered by the Board to be the fair value of the shares in respect of which the Dissenting Shareholder has dissented. The Offer to Pay must be accompanied by a statement showing how the fair value was determined. Every Offer to Pay made to Dissenting Shareholders must be on the same terms, and lapses if not accepted within 30 days after being made. If the Offer to Pay is accepted, payment must be made within 10 days of acceptance. If the Company fails to make an Offer to Pay or if a Dissenting Shareholder fails to accept an Offer to Pay, the Company may, within 50 days after the date shown on the Certificate of Continuance issued by the OBCA Director or within such further period as a court of competent jurisdiction may allow, apply to the court to fix a fair value for the shares of any Dissenting Shareholder. If the Company fails to so apply to the court, a Dissenting Shareholder may do so for the same purpose within a further period of 20 days or such other period as the court may allow. A Dissenting Shareholder is not required to give security for costs in any such application to the court. Applications referred to in this paragraph may be made to a court of competent jurisdiction in the place where the Company has its registered office or in the province where the Dissenting Shareholder resides if the Company carries on business in that province.

Upon the making of any such application to a court, the Company shall give notice of the date, place and consequences of the application and of the Dissenting Shareholder’s right to appear and be heard to each Dissenting Shareholder who has sent the Company a Demand for Payment and has not accepted an Offer to Pay. All Dissenting Shareholders whose shares have not been purchased by the Company shall be joined as parties to the application and are bound by the decision of the court. The court is authorized to determine whether any other person is a Dissenting Shareholder who should be joined as a party to such application, and the court will then fix a fair value for the shares of all Dissenting Shareholders. The final order of a court will be rendered in favor of each Dissenting Shareholder for the amount of the fair value of its shares as fixed by the court. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the effective date of the Continuation until the date of payment of the amount so fixed.

The above is only a summary of the dissenting shareholder provisions of the CBCA. A holder of Common Shares or Subordinate Voting Shares wishing to exercise a right to dissent should seek independent legal advice. Failure to comply strictly with the provisions of the statute may prejudice the right of dissent.

53	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

A Letter from the RB Global Compensation Committee Chair

Dear Fellow Shareholders,

Last year, we completed the acquisition of IAA, Inc., significantly expanding the scale, scope, reach and value creation runway for RB Global. We added a complementary vertical and more than doubled our addressable market. This combination accelerates our strategic vision to create a next-generation global marketplace for commercial assets and vehicles, supported by advanced technologies and data analytics.

The RB Global team, under the direction of our new Chief Executive Officer, Jim Kessler, is focused on operating and integration objectives related to this acquisition. We increased our presence in key U.S. and European geographies, resulting in a combined ~13,600 acres of yard capacity. We believe that the acquisition created more than $100 million of cost synergy opportunities as well as upside growth opportunities.

In connection with the IAA transaction, the Board’s Compensation Committee conducted an extensive evaluation of the Company’s compensation program to ensure we continue to attract and retain high caliber talent, incentivize strong operating and financial performance, and align with sustainable shareholder value creation. This review was conducted with the assistance of an independent compensation consultant and with consideration to our shareholders’ perspectives, including the desire to have compensation metrics directly linked to a successful IAA integration.

The outcome of the Committee’s evaluation includes the following:

•	An updated compensation peer group to more accurately reflect the new size and characteristics of RB Global as a combined company;

•	New target compensation opportunities that correspond to the median pay levels of similarly-sized peers;

•	A compensation philosophy of paying for performance as reflected in the predominantly at-risk performance-based structure of the new compensation program;

•	Performance metrics that are intended to ensure accountability and incentivize achievement of the IAA integration objectives and long-term growth performance goals, including revenue growth, effective cost management and profitability – key indicators used by our investors to assess our ability to invest in our business and create sustained value.

We encourage you to review the Compensation Discussion and Analysis section that further details how we viewed 2023 compensation decisions and factors that informed them.

As part of its mandate, the Committee has additionally conducted an extensive talent succession plan review for the combined company that is intended to ensure we continue to cultivate talent in all parts of our Company. A deep bench of talent builds a cohesive and inspiring leadership team that drives innovation and excellence to maximize the strength of our offerings in this next pivotal stage of growth.

On behalf of the Compensation Committee, we thank you for your continued investment and support.

Sincerely,

Michael Sieger-Chair, Compensation Committee

(On behalf of the entire Compensation Committee)

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Executive Compensation

The Compensation Discussion and Analysis included in this Proxy Statement provides information about the compensation for our NEOs in 2023, including an analysis of the overall objectives of our compensation program for the year and each element of compensation provided. Upon completion of the IAA transaction in 2023, the Company developed compensation programs that focused on the combined company and the related opportunities, while ensuring focus on executing our core strategy.

Recent Management Changes

The Company experienced several key leadership changes in 2023. On July 31, 2023, Ann Fandozzi informed the Board of her intention to resign from her position as the Company’s Chief Executive Officer, and the Board accepted her resignation. On August 1, 2023, the Board appointed Jim Kessler as the Company’s Chief Executive Officer and a member of the Company’s Board. Mr. Kessler had previously served as the Company’s President and Chief Operating Officer since September 2021, after joining the Company as Chief Operating Officer in May 2020. On August 1, 2023, Eric Jacobs was terminated from his position as the Company’s Chief Financial Officer. Simultaneously, the Board appointed Megan Cash as the Company’s Principal Finance and Accounting Officer. Prior to her appointment, Ms. Cash was Vice President, Corporate Finance of the Company since July 2018 and was promoted to Senior Vice President, Global Control & Corporate Finance in 2020. In December 2023, the Company announced it had hired Eric Guerin as its new Chief Financial Officer. Mr. Guerin started in his CFO role on January 15, 2024 and, after a brief transition period, Ms. Cash relinquished the role of Principal Finance and Accounting Officer to Mr. Guerin effective January 30, 2024. On January 30, 2024, it was determined that Baron Concors, the Company’s Chief Product and Technology Officer, will be leaving the Company effective on or about June 1, 2024. On February 21, 2024, Ms. Fandozzi resigned from the Company's Board.

Named executive officers

James Kessler[1]	Chief Executive Officer	Appointed August 2023
Ann Fandozzi[2]	Former Chief Executive Officer	Appointed January 2020
Megan Cash[3]	Principal Finance and Accounting Officer	Appointed August 2023
Eric Jacobs[4]	Former Chief Financial Officer	Appointed June 2022
Baron Concors[5]	Chief Product and Technology Officer	Appointed November 2022
Jeff Jeter[6]	Chief Revenue Officer	Appointed September 2023
Darren Watt[7]	Chief Legal Officer	Appointed April 2023
Carmen Thiede[8]	Chief Transformation Officer	Appointed September 2023

1.	Mr. Kessler joined the Company as Chief Operating Officer in May 2020 and was promoted to President and Chief Operating Officer in 2021 and to CEO on August 1, 2023.

2.	Ms. Fandozzi’s last day as Chief Executive Officer was July 31, 2023.
3.	Ms. Cash joined the Company in 2018 as Vice President, Finance and was promoted to Senior Vice President, Global Control & Corporate Finance in 2020 and to Principal Finance and Accounting Officer on August 1, 2023 until she relinquished this additional role to Eric Guerin effective as of January 30, 2024.
4.	Mr. Jacobs’ last day as Chief Financial Officer was August 1, 2023.

5.	Mr. Concors joined the Company as Chief Information Officer in March 2020 and was promoted to Chief Product and Technology Officer in November of 2022.

6.	Mr. Jeter joined the Company in June 2017 as President, Upstream & Emerging Businesses. and was promoted to Chief Revenue Officer in September 2023.

7.	Mr. Watt joined the Company in 2004 as in-house counsel. He was promoted to Senior Vice President & General Counsel in August 2016 and to Chief Legal Officer in April of 2023.

8.	Ms. Thiede joined the Company as Chief Human Resources Officer in April 2020. She was promoted to Chief Transformation and People Officer in September 2022 and has been the Chief Transformation Officer since September 2023 when Mr. Fesler was appointed Chief People Officer, at which point, it was determined that Ms. Thiede was no longer an executive officer of the Company.

55	2024 Proxy Statement

Business Update

In March 2023, we completed the acquisition of IAA, which was a key part of our growth strategy and vision of becoming the trusted global marketplace for transaction solutions, insights and services for commercial assets and vehicles. IAA has accelerated our expansion into an attractive, adjacent vertical, broadening our global footprint. We believe our combined yard footprint, marketplace infrastructure and comprehensive suite of innovative solutions will allow us to better serve our customers effectively and efficiently. In January 2023, we also acquired a controlling interest in VeriTread, a transportation technology company in the United States experienced in building heavy haul transportation platforms and solutions for industrial equipment, vehicles, and other assets. VeriTread adds to our suite of value-added services, supporting the needs of equipment owners throughout the equipment lifecycle by integrating transportation solutions directly into our marketplace technology.

In the beginning of August 2023, we appointed Jim Kessler, who was previously the Company’s President and Chief Operating Officer as Chief Executive Officer (“CEO”) and in December 2023, we announced the appointment of Eric J. Guerin as Chief Financial Officer (“CFO”), effective January 15, 2024.

In addition to our growth through two acquisitions this year, below are some other notable operational highlights during 2023:

•	In October 2023, the Company, along with Nations Capital, LLC (“Nations”), received bankruptcy court approval to be the agent and liquidator of Yellow Corporation’s transportation assets. The Company and Nations intend to utilize the expansive footprint of RB Global to manage the relocation, transportation, refurbishment, inventory, storage and sale of the rolling stock assets, including approximately 60,000 units of trucks, trailers and miscellaneous equipment located across the United States and Canada at over 300 terminal locations. The Company and Nations intend to implement a multi-faceted sales strategy, including private treaty and strategic bulk sales, as well as live and fully digital formats

•	SmartEquip released a major enhancement to its digital parts commerce product in September 2023. The new SmartEquip e-Commerce Store 2.0 platform helps dealers, fleet owners and authorized distributors in the industrial goods industry to set up a branded, digital parts shop quickly and easily and help them manage inventory, product support, sales and customers in one easy-to-use self-serve platform.

•	In August 2023, IAA released three product enhancements to its selling platform, IAA Vehicle Score™, IAA Vehicle Value™ and the IAA Sales Decision Center™, which all work together to provide vehicle sellers with information that is critical in helping to optimize their auction strategies for greater returns.

•	In April 2023, we made strategic real estate investments in the states of New York, Indiana, Connecticut and Delaware in the United States to meet growing demand and to secure our presence in prime locations. Accordingly, we opened two new IAA auction sites in Staten Island, New York, and Fort Wayne, Indiana.

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Compensation Overview

Compensation governance and best practices

WHAT WE DO
Provide short-term and long-term incentive plans with performance targets aligned to business goals
Maintain a Compensation Committee composed entirely of independent directors who are advised by an independent compensation consultant
Require stock ownership for all senior leaders
Directors and members of management, including members of our Compensation Committee and our Independent Chair, engage with shareholders and other stakeholders on various topics, including our compensation program and philosophy
Include non-competition and non-solicitation terms in all employment agreements with senior leaders, where permitted by law
Maintain an Insider Trading Policy requiring directors, executive officers, and all other senior leaders to trade only during pre-established periods after receiving preclearance from our General Counsel
Have only double trigger (change in control and termination of employment) vesting provisions
Complete an annual risk review evaluating incentive compensation plans
Require short-term cash and long-term equity awards for all executive officers to be subject to clawback and cancellation provisions

WHAT WE DON’T DO
Provide gross-up payments to cover personal income taxes or excise taxes pertaining to executive severance benefits
Pay above-market interest on deferred compensation in retirement plans
Allow any director or employee to engage in hedging or pledging of our securities, including those received as compensation
Reward executives for excessive, imprudent, inappropriate, or unnecessary risk-taking
Allow the repricing, spring-loading, or backdating of equity awards
Guarantee incentive payouts from short-term or long-term incentive awards

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Shareholder Engagement

The Company views shareholder engagement as a continuous process and annually seeks feedback directly from our shareholders. In 2023, we engaged 75 of our top shareholders representing more than 90% of our outstanding shares. Through these engagements, we received positive feedback in support of our executive compensation program, and the Compensation Committee’s decision to further drive accountability and reinforce our growth strategy.

The Compensation Committee seeks to align the Company’s executive compensation program with the interests of the Company’s shareholders. The Compensation Committee considers the results of the annual Say-on-Pay vote, the long-term vision and strategic goals of the Company, input from management, input from its independent compensation consultant, and investor engagement feedback when setting and developing compensation plans for our executives. In 2023, 86.7% of the votes cast were voted in favor of our executive compensation program. The Compensation Committee believes that these results indicate that our shareholders generally approve of the structure of our executive compensation program. In light of the results of the advisory Say-on-Pay vote on our named executive officers for 2022, the Compensation Committee structured executive compensation for 2023 in a manner that was generally consistent with our 2022 executive compensation program, but included a different mix of equity awards.

We considered shareholder feedback in evaluating our Long-term Incentives (“LTI”) design for 2023. During our discussions with shareholders, we received feedback on the performance metrics used for our performance-based LTI awards. Specifically, while a number of our shareholders agree with the Compensation Committee that the measures we use are the best measures to ensure accountability of our senior executives and focus on cash generation to support the Company’s strategy, some shareholders have asked us to consider using additional or different performance measures for our LTI awards. The Compensation Committee considered shareholder feedback regarding performance-based LTI awards, and determined that the performance metrics would be better aligned to both an internal metric as well as a shareholder return metric, which supports our objectives of motivating our executives to drive shareholder value, as well as recruiting and retaining top talent in our industry.

Compensation Program – Key Elements

2023 STI and 2023 LTI Overview

The 2023 Short-Term Incentive Plan (the “2023 STI”) focused leadership on three key financial measures. The total potential payout for the STI ranged from 0% to 200% based on performance against objective, pre-established targets with payout to occur only if threshold performance of at least one financial measure was met. The performance measures for the 2023 STI were Agency Proceeds, Operating Free Cash Flow (“OFCF”), and Budgeted Non-GAAP Operating Income. In August 2023, the Compensation Committee approved an adjustment to the 2023 STI for certain senior leaders to account for enterprise results by incorporating IAA results as an additional metric while still maintaining the core structure of the 2023 STI (the “Acquisition Adjusted 2023 STI”). The target amounts for the performance metrics included in the 2023 STI were not adjusted in the Acquisition Adjusted 2023 STI and the only change was to add IAA-Adjusted EBITDA as a performance metric and to adjust the weightings of the performance metrics to account for the addition. The performance measures for the Acquisition Adjusted 2023 STI were Agency Proceeds, OFCF, Budgeted Non-GAAP Operating Income, and IAA-Adjusted EBITDA. These metrics are all non-GAAP measures. For a description of each, see Appendix A to this Proxy Statement.

The 2023 Long-Term Incentive Plan (the “2023 LTI”) was redesigned to feature a mix of stock options (25% of total LTI) to align the interests of our most senior leaders with those of shareholders in share price appreciation, restricted stock units (“RSUs”) (25% of total LTI) to align the interests of our most senior leaders with those of shareholders in share price appreciation and performance share units (“PSUs”) (50% of total LTI) that are earned only if objective, pre-determined performance measures that drive long-term results are achieved. The performance measures for the PSUs are equally weighted between Earnings Compound Annual Growth Rate (“CAGR”) and relative total shareholder return (“rTSR”) based on the Russell 3000 Index (“rTSR”), and performance payouts are capped at 200% of target. If absolute TSR performance is negative, payout for this metric is capped at 100%. The total payout for performance ranges from 0% to 200% based on performance against the objective, pre-established targets. At least one financial measure must be met for any portion of the PSUs to be earned and vest. Earnings CAGR is a non-GAAP measure. For a description of Earnings CAGR, see Appendix A to this Proxy Statement.

We believe that focusing performance on Agency Proceeds, Budgeted Non-GAAP Operating Income, OFCF and IAA-Adjusted EBITDA in the short-term, combined with measuring Earnings CAGR and rTSR per share in the long-term, provides direct alignment of our executive compensation program with the interests of our shareholders and focuses senior leaders on making the investments that will provide profitable long-term growth.

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Peer group

The Compensation Committee annually reviews the peer group for compensation benchmarking comparisons and makes updates as needed to align with established criteria and Company strategy. We do not limit the peer group to our industry alone because we believe compensation practices for NEOs at other large U.S.-based multinational companies affect our ability to attract and retain diverse talent around the globe.

The Compensation Committee re-evaluated the peer group for fiscal year 2023 after the acquisition of IAA. They considered the following factors when selecting the peer group used to inform 2023 target compensation levels for our NEOs:

*	Gross Transaction Value is a measure of operational performance. For a description of Gross Transaction Value, see Appendix A: Selected Definitions of Operational and Financial Performance.

Based on the above quantitative, qualitative and unique considerations described above, the Compensation Committee selected the following peer group for 2023 compensation benchmarking purposes:

Peer Group
Copart, Inc. (CPRT)	Expedia Group, Inc. (EXPE)	TripAdvisor, Inc. (TRIP)
CoStar Group, Inc. (CSGP)	Fair Isaac Corporation (FICO)	Verisk Analytics, Inc. (VRSK)
eBay Inc. (EBAY)	OPENLANE, Inc. (KAR)	WillScot Mobile Mini, Holdings Corp. (WSC)
Etsy, Inc. (ETSY)	Match Group, Inc. (MTCH)	Zillow Group, Inc. (Z)

How we use benchmarking data to assess compensation

We benchmark pay practices and compensation levels against the proxy statement disclosures of our peer group. In addition, we use executive compensation surveys to benchmark relevant market data for executive positions and adjust this data to reflect the Company’s size and market-expected compensation trends. Furthermore, the Compensation Committee reviews an analysis completed by its independent compensation consultant of the competitive position of each of our executives relative to its benchmark data.

We review each element of compensation compared with the market and generally target each element of our total direct compensation (base salary, STI, and LTI) for the executive group to be within a competitive range of the market median. An individual element or an individual’s total direct compensation may be positioned above or below the market median due to a variety of considerations, such as specific responsibilities, experience, and performance.

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How we plan compensation

Our incentive plans are designed to optimize long-term financial returns for our shareholders and reward our NEOs for delivering on the Company’s strategy. The 2023 performance-based structure incorporated short-term and long-term incentives tied to financial measures to drive Company performance for fiscal year 2023 and beyond. The Compensation Committee believes a majority of the compensation opportunity should be performance-based and at risk to align the interests of executives with those of shareholders. The full Board is involved in the design and approval of CEO compensation.

Target Compensation Mix for the Current CEO	Average Target Compensation Mix for the Other Current NEOs

Compensation Principles

The compensation provided to our senior leaders is guided by a pay-for-performance philosophy and the following principles:

Align with Shareholders – Compensation paid should align directly with the long-term interests of our shareholders, and our executives should share with them in the performance and value of our Common Shares.

Enable Company Strategy – Compensation should be based on challenging Company performance and strategic goals, which are within our executives’ control, and reward performance aligned with the Company’s strategy, values, and expected behaviors.

Market Competitive – Target compensation should have an appropriate mix of short-term and long-term pay elements and should be competitive (market median) with that paid to individuals at peer group companies so that it attracts, motivates, and retains talent.

Avoid Excessive Risk Taking – Compensation structure should avoid incentivizing unnecessary and excessive risk taking.

Simple Design – Compensation plans should be easy to understand and communicate, and minimize unintended consequences.

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Compensation Elements

Compensation structure

The 2023 compensation structure is market competitive, with each pay element targeted at or near the market median and includes the following pay elements:

ELEMENT	PURPOSE	PERFORMANCE PERIOD	PERFORMANCE MEASURES	PAYOUT
Base Salary	Market-competitive base salary reflects contribution, background, knowledge, experience and performance	—	—	—
STI	Annual cash incentive based on achievement of Company financial and strategic goals	One Year January 1, 2023 December 31, 2023	Agency Proceeds, Budgeted Non-GAAP Operating Income, OFCF and IAA Adjusted EBITDA	0% – 200%
PSUs	Align leadership with long-term Company goals and shareholder interests	Three-Years January 1, 2023 December 31, 2025	Earnings CAGR and Relative TSR	0% – 200%
RSUs	Align leadership with shareholder interest in long-term share price	Three-Year Ratable Vesting	Share Price	—
Stock Options	Align leadership with shareholder interest in long-term share price appreciation	Three-Year Ratable Vesting 10-Year Term	Absolute Share Price Appreciation	—

Perquisites and other compensation

We provide perquisites and other compensation to our NEOs consistent with market practices. The following perquisites and other compensation were provided in 2023:

Car Allowance – NEOs are eligible to receive an annual car allowance. In addition, NEOs are eligible to use driver services provided by the Company in accordance with Company policies.

Financial Counseling – NEOs are eligible to receive tax preparation and compliance services, subject to an annual limit, when they are required to work outside of their country of residence. These services allow our NEOs to focus on Company business and ensure accurate personal tax reporting.

Executive Well-being – The health and wellness of our workforce is a priority, and all of our employees are encouraged to complete an annual physical. NEOs are eligible to receive a comprehensive wellness examination with an approved provider. These wellness visits promote employee well-being and enable employees to take appropriate steps in the event of illness or a medical condition that may impact their ability to perform their duties.

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2023 Target compensation

Our target total direct compensation for each NEO in 2023 was as follows:

					LTI Targets

Name	Base Salary ($)	STI Target (%)	STI Target ($)	Target Total Cash Compensation ($)	PSUs[1] ($)	RSUs[1] ($)	Stock Options ($)	Target Total Direct Compensation ($)[3]
James Kessler	850,000	125%	1,062,500	1,912,500	5,886,250	2,943,125	2,943,125	13,685,000
Ann Fandozzi	900,000	125%	1,125,000	2,025,000	–	–	–	2,025,000
Megan Cash[2]	260,867	60%	156,520	417,387	–	206,445	–	623,832
Eric Jacobs	575,000	100%	575,000	1,150,000	–	–	–	1,150,000
Baron Concors	575,000	80%	460,000	1,035,000	1,006,250	503,125	503,125	3,047,500
Jeff Jeter	600,000	125%	750,000	1,350,000	1,425,000	712,500	712,500	4,200,000
Darren Watt[2]	416,671	70%	291,670	708,340	312,503	156,252	156,252	1,333,347
Carmen Thiede	540,000	80%	432,000	972,000	729,000	364,500	364,500	2,430,000

1.	The number of PSUs and RSUs awarded is determined by using the target PSU value divided by the NYSE closing market price on the grant date.
2.	Ms. Cash and Mr. Watt are paid in Canadian dollars. Amounts reported are converted based on the average annual Canadian and U.S. dollar exchange rate of CA$1 to US$0.7411 for 2023.
3.	Executive compensation was thoroughly reviewed in 2023. Changes to executive compensation were made following a benchmarking exercise. Included in this exercise was the development of a peer group that was built to reflect the sizable increase in company size (fiscally and demographically), and an independent review by our compensation consultant, FW Cook. Executive compensation shown above generally aligns with market benchmark medians, except for Ms. Fandozzi and Mr. Jacobs, who were no longer with the company at the time the adjustments were made.

Performance Measures

How we set performance targets

The Compensation Committee approves the performance measures for the STI and LTI annually. The Compensation Committee reviews recommendations from management, receives input from its independent compensation consultant, evaluates the annual budget and mid-term business plan, and reviews prior year performance to approve value-creating goals tied to long-term shareholder value.

2023 STI performance measures

STI performance measures are linked to the Company’s annual financial goals and strategic goals that drive our long-term strategy. The Compensation Committee annually reviews and approves STI performance measures that align with shareholders’ interests.

STI awards, if any, are determined based on final Company financial performance and the Compensation Committee’s assessment of performance against objective, pre-established targets. The 2023 STI targets were aligned to the Board-approved budget for the year. Changes were made to the 2023 STI to reflect the acquisition of IAA and consider the time of the year the transaction was completed. NEOs with cross-organizational responsibilities were aligned with this updated plan (Acquisition Adjusted 2023 STI), including metrics and weightings in order to align behaviors and drive performance on a combined-entity basis. The named executive officers had the following STI Plan alignment for 2023:

Name	STI Plan ($)
James Kessler	Acquisition Adjusted 2023 STI
Ann Fandozzi	Acquisition Adjusted 2023 STI
Megan Cash	2023 STI
Eric Jacobs	Acquisition Adjusted 2023 STI
Baron Concors	Acquisition Adjusted 2023 STI
Jeff Jeter	2023 STI
Darren Watt	Acquisition Adjusted 2023 STI
Carmen Thiede	Acquisition Adjusted 2023 STI

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The table below describes each STI performance measure for the 2023 STI and Acquisition Adjusted 2023 STI, including its weighting, its target, and the leadership behavior each measure drives.

2023 STI

STI Performance Measure[1]	Weight	Target	Leadership Behaviors
Agency Proceeds ($M)	33%	$1,127.0	Focus on revenue and driving growth
Operating Free Cash Flow ($M)	33%	$128.0	Focus on driving strong cash flow to invest in the business
Budgeted Non-GAAP Operating Income	34%	$422.0	Focus on performance that emphasizes cost management and supports the Company’s strategic goals

1.
Agency Proceeds, OFCF and Budgeted Non-GAAP Operating Income are non-GAAP measures. For a description of these non-GAAP measures, see Appendix A: Selected Definitions of Operational and Financial Performance.

Acquisition Adjusted 2023 STI

STI Performance Measure[1]	Weight	Target	Leadership Behaviors
Agency Proceeds ($M)	25%	$1,127.0	Focus on revenue and driving growth
Operating Free Cash Flow ($M)	25%	$128.0	Focus on driving strong cash flow to invest in the business
Budgeted Non-GAAP Operating Income	25%	$422.0	Focus on performance that emphasizes cost management and supports the Company’s strategic goals
IAA Adjusted EBITDA	25%	$594.0	Focus on enterprise results

1.
Agency Proceeds, OFCF, Budgeted Non-GAAP Operating Income and IAA Adjusted EBITDA are non-GAAP measures. For a description of these non-GAAP measures, see Appendix A: Selected Definitions of Operational and Financial Performance.

The potential payouts for each Company performance measure range from 0% to 200% of target based on actual Company performance. The payout for threshold performance is discussed on page 65; performance below threshold results in no payout. Final STI awards are calculated as follows:

2023–2025 LTI performance measures

Grants made under the LTI are intended to link the financial interests of NEOs with the long-term interests of shareholders. When determining grant amounts, the Compensation Committee considers factors such as individual responsibilities, experience, and performance. In addition, the Compensation Committee factors relevant market compensation comparison data and input provided by its independent compensation consultant. LTI awards are 50% in the form of PSUs, 25% in the form of RSUs and 25% in the form of stock options. PSUs, to the extent earned, cliff-vest following a three-year performance period, while RSUs and stock options vest ratably over three years.

In 2023, the performance metrics for the PSUs were equally weighted between Earnings CAGR and rTSR, and both measures are subject to performance caps. The PSU performance measures promote the efficient use of capital for long-term growth in shareholder value with an increased focus on earnings growth and cash generation. The table below describes each PSU performance measure — its weighting, the leadership behavior each measure drives, and its payout.

Performance Measure	Weight	Leadership Behaviors	Payout
Earnings CAGR	50%	Focus on earnings growth, while being held accountable for successful execution of strategic objectives	Below Threshold (0%) — Less than 10% Threshold (50%) — 10% Target (100%) — 14% Maximum (200%) — 18% or greater
rTSR[1]	50%	Focus on relative market performance of peers	Below Threshold (less than 25th percentile) — 0% Threshold (50%) — 25th percentile Target (100%) — 50th percentile Maximum (200%) — 75th percentile

1.	If absolute TSR performance is negative, payout for this metric is capped at 100%.

63	2024 Proxy Statement

The 2023–2025 PSUs, to the extent earned, will vest following the completion of the three-year performance period beginning January 1, 2023, and may be earned at a level between 0% and 200% of target. Final PSU awards are calculated as follows:

The Company focused on Earnings CAGR and rTSR with respect to the 2023 awards to support our strategic goals and align performance with our shareholders. We continue to prioritize and focus on accelerating growth while achieving strong, profitable growth with solid return on investment.

Summary of Outstanding Performance Awards

Each PSU award features a three-year performance period resulting in overlapping awards that, in aggregate, cover a four-year period. The table below illustrates the performance period for the four PSU awards that include 2023 in the performance period, and the corresponding performance measures and weights. The number of shares earned, if any, for each PSU award will be measured and determined at the end of the performance period.

Award	Performance Period	Performance Measures & Weighting	Potential Payouts	Vest Date
2021 – 2023	1 January 2021 to 31 December 2023	50% Earnings CAGR 50% Cumulative OFCF per share[1]	0 – 200%	February 25, 2024
2021 – 2024[2]	1 August 2021 to 31 July 2024	Company’s relative TSR compared to the TSR of the S&P 500 index members as of the date of grant	0 – 300%	August 11, 2024
2022 – 2024	1 January 2022 to 31 December 2024	50% Earnings CAGR 50% Cumulative OFCF per share	0 – 200%	March 14, 2025
2023 – 2025	1 January 2023 to 31 December 2025	50% Earnings CAGR 50% rTSR compared to the Russell 3000 index members as of the date of grant	0 – 200%	March 14, 2026

1.	OFCF per Share is a non-GAAP measure. For a description of OFCF per Share, see Appendix A: Selected Definitions of Operational and Financial Performance.
2.	The 2021-2024 Awards reflect the 2021 Special Transformation Incentive Awards. See “Special Equity Awards” on page 65.

Performance Results and Compensation Decisions

2023 STI results

The payout of the 2023 STI awards was calculated based on the Company’s achievement of Agency Proceeds, OFCF and Budgeted Non-GAAP Operating Income performance measures. Target goals were set in consideration of the prior year results. The Company also delivered other strong 2023 financial results and key business highlights.

The payout of the Acquisition Adjusted 2023 STI awards was calculated based on the Company’s 2023 STI performance measures and the added IAA-focused metric. Target goals were set in consideration of the prior year results and to incorporate IAA results.

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Final 2023 STI and Acquisition Adjusted 2023 STI performance, as determined and approved by the Compensation Committee, is displayed below.

2023 STI Measure	Weight	Threshold	Target	Maximum	Performance Result[1]
Agency Proceeds ($M)	33%	$1,014	$1,127	$1,240	$1,173
OFCF ($M)	33%	$115	$128	$141	$202
Budgeted Non-GAAP Operating Income ($M)	34%	$379	$422	$464	$447
Performance Payout					167% of Target

Acquisition Adjusted 2023 STI Measure	Weight	Threshold	Target	Maximum	Performance Result[1]
Agency Proceeds ($M)	25%	$1,014	$1,127	$1,240	$1,173
OFCF ($M)	25%	$115	$128	$141	$202
Budgeted Non-GAAP Operating Income ($M)	25%	$379	$422	$464	$447
IAA Adjusted EBITDA ($M)	25%	$535	$594	$653	$643
Performance Payout					171% of Target

2021-2023 LTI results

The 2021-2023 PSUs will vest on February 24, 2024, based on Company performance for the three-year performance period beginning January 1, 2021 against pre-established objective performance targets for Earnings CAGR and OFCF per share. Final LTI performance, as determined and approved by the Compensation Committee is displayed below.

		Percentile
LTI Measure	Weight	Threshold	Target	Maximum	Performance Result[1]
Earnings CAGR	50%	6%	10%	Greater than 14%	13.9%
OFCF per share	50%	$6.58	$7.10	Greater than $7.64	$8.71
Performance Payout					198% of Target

2021 Special Equity Awards

In 2021, to recognize that RB Global was in the midst of major transformational change being led by a new senior management team, the Compensation Committee considered a variety of potential compensation alternatives to further motivate and accelerate the execution of the strategic transformation and create strong alignment between management and shareholders. In August 2021, the Compensation Committee approved the 100% performance-based one-time Special Transformation Incentive Awards that require significant shareholder value creation as measured by both absolute and relative stock price performance before any payout is achieved. It does this via a combination of premium priced stock options (“PPOs”) and PSUs. The program also supports retention of the RB Global executive team, many of whom were newly tenured and thus had limited unvested Company share holdings. The grant value was approximately equal to the current annual LTI grant value for each participant. In June 2022, the Compensation Committee approved 2021 Special Transformation Incentive Awards to our new CFO at that time, Mr. Jacobs.

Half of the grant date fair value is in the form of PPOs that cliff vest on August 12, 2024, the three-year anniversary of the grant date (with certain exceptions, no interim vesting) with a 6-year maximum option term to ameliorate overhang relative to typical ten-year option terms. PPOs were granted with three premium exercise prices equal to $80, $90 and $100, which represented appreciation from the grant date of approximately 35%, 52% and 69%, respectively. Attainment of these prices would result in an increase to the market capitalization from the grant date of $2.3 billion at an $80 share price, $3.4 billion at $90 and $4.5 billion at $100.

1.	In determining actual 2023 STI and 2021-2023 LTI corporate performance against the above-mentioned targets, and the resulting payouts, the Compensation Committee made certain adjustments to the Company’s operating results to eliminate the impact of certain nonrecurring and extraordinary items including: (1) adjustments to all results for the difference in actual versus planned foreign currency rates used to determine the targets, and (2) adjustments to OFCF to remove the impact of costs directly related to the acquisition of IAA, which were not budgeted and therefore not captured in the target.

65	2024 Proxy Statement

The other half of the award is in the form of PSUs that may be earned at the end of a three-year performance period ending on August 11, 2024. The performance required is challenging and awards are forfeited in their entirety if rTSR is below the median of the S&P 500 index members as of the date of grant. Earned PSUs, if any, will vest on August 11, 2024 and must be held for 12 months after the three-year performance period. No dividend equivalents are awarded on the PSUs, meaning that the award is focused solely on share price appreciation in support of our commitment to the creation of sustainable shareholder value.

The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets.

Performance Factor	rTSR Performance Targets[1]	% of Target PSUs Earned
The Company’s rTSR over the Performance Period compared to the TSR over the Performance Period of S&P 500 index members as of the date of grant	Below 50th percentile	0%
	At or Above 50th percentile	50%
	At or Above 62.5th percentile	100%
	At or Above 75th percentile	150%
	At or Above 87.5th percentile	200%
	99th percentile and above	300%
	1. rTSR achievement will be interpolated between levels.

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Compensation Decisions for James Kessler

Chief Executive Officer – August 1 through December 31, 2023

The Compensation Committee made the following pay decisions based on performance, competitive market data, and feedback from its independent compensation consultant:

Base Salary – Base salary was increased from $575,000 to $850,000 upon his promotion to Chief Executive Officer in August 2023, which was retroactive to April 1, 2023 in consideration of when the IAA acquisition closed. His actual salary paid in 2023 was $781,250.

Short-Term Incentive – Mr. Kessler had Acquisition Adjusted 2023 STI performance measures.

Long-Term Incentive – In August 2023, Mr. Kessler was awarded an annual LTI grant of $13.2 million, consisting of 50% PSUs, 25% RSUs and 25% stock options based on target LTI.

Total awarded compensation for 2023, including salary, STI, and LTI, is displayed below.

Pay Element	Majority of Pay Is At-Risk	Awarded Value
Base Salary	Fixed Pay Element	$781,250
STI	Performance to Annual Financial Metrics	$1,816,875
PSUs[1]	Performance to 3-Year Financial Metrics and Stock Price	$7,268,239
RSUs[1]	Performance to Stock Price	$2,943,885
Stock Options[1]	Performance to Stock Price	$2,943,875
TOTAL		$15,754,124

1.	Value reflects grant date fair value at target performance for PSUs, which is higher than 50% of the awarded LTI value due to inclusion of the rTSR metric. RSUs reflect grant date fair value and stock options reflect the grant date fair value using a Black-Scholes valuation.

2023 Compensation Awarded	Historic Awarded Value (in millions)

Awarded Value reflects the amount included in the Summary Compensation Table, excluding amounts reported in the All Other Compensation column.

67	2024 Proxy Statement

Compensation Decisions for Ann Fandozzi

Former Chief Executive Officer – January 1 through July 31, 2023

The Compensation Committee made the following pay decisions based on performance, competitive market data, and feedback from its independent compensation consultant:

Base Salary – Ms. Fandozzi’s actual salary paid in 2023 was $528,409.

Short-Term Incentive – Ms. Fandozzi did not receive an STI award for 2023.

Long-Term Incentive – Ms. Fandozzi did not receive any LTI awards in 2023.

Total awarded compensation for 2023 is displayed below.

Pay Element	Majority of Pay Is At-Risk	Awarded Value
Base Salary	Only Fixed Pay Element	$528,409
STI	Performance to Annual Financial Metrics	$—
PSUs[1]	Performance to 3-Year Financial Metrics and Stock Price	$0
RSUs[1]	Performance to Stock Price	$0
Stock Options[1]	Performance to Stock Price	$0
TOTAL		$528,409

1. Ms. Fandozzi was not awarded 2023 LTI awards due to her resignation in August 2023.

2023 Compensation Awarded	Historic Awarded Value (in millions)

Awarded Value reflects the amount included in the Summary Compensation Table, excluding amounts reported in the All Other Compensation column.

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Compensation Decisions for Megan Cash

Principal Finance and Accounting Officer August 2, 2023 through December 31, 2023

The Compensation Committee made no changes to Ms. Cash’s Base Salary or Short-Term Incentive upon her appointment to Principal Finance and Accounting Officer.

Base Salary – Her Base Salary is $260,867. Her actual salary paid in 2023 was $264,530.

Stipend – Ms. Cash received a stipend of $74,110 in addition to her base salary for the period she was Principal Finance and Accounting Officer to recognize the additional roles and responsibilities she took on in that role. The stipend payments earned in 2023 are eligible for the 2023 STI payout.

Bonus – Ms. Cash received a bonus of $99,307 related to the successful acquisition of IAA.

Short-Term Incentive – Ms. Cash had 2023 STI performance measures.

Long-Term Incentive – In May 2023, Ms. Cash was awarded an annual LTI grant of $0.2 million, consisting of 100% RSUs based on target LTI.

Total awarded compensation for 2023, including salary, STI, and LTI, is displayed below.

Pay Element	Majority of Pay Is At-Risk	Awarded Value
Base Salary	Fixed Pay Element	$264,530
Stipend	Additional Fixed Pay Element for Additional Responsibilities	$74,110
Bonus	Discretionary Pay	$99,307
STI (1)	Performance to Annual Financial Metrics	$376,446
PSUs	Performance to 3-Year Financial Metrics and Stock Price	$0
RSUs	Performance to Stock Price	$206,445
Stock Options	Performance to Stock Price	$0
TOTAL		$1,020,838

(1)	For services in 2023, she received $74,110 in 2023 and $37,055 in 2024.

2023 Compensation Awarded	Historic Awarded Value (in millions)

20%
Long-Term
Incentives
RSUs
20%
Base
Salary
and
Stipend
33%
80%
Cash
Payments
Bonus
10%
STI
37%

Awarded Value reflects the amount included in the Summary Compensation Table, excluding amounts reported in the All Other Compensation column.

69	2024 Proxy Statement

Compensation Decisions for Eric Jacobs

Former Chief Financial Officer – January 1 through August 1, 2023

The Compensation Committee made the following pay decisions based on performance, competitive market data, and feedback from its independent compensation consultant and management:

Base Salary – Base salary remained $575,000. He received 18 months’ salary upon his departure from the Company. His actual salary paid in 2023 was $337,595.

Short-Term Incentive – Mr. Jacobs received a payment of 18 months’ of his target STI and a pro-rated 2023 STI payment at target per the terms of his employment agreement.

Long-Term Incentive – Mr. Jacobs did not receive any LTI awards in 2023. Per the terms of his employment agreement the value of the unvested sign-on grant PSUs as of his departure date were included in his severance.

Total awarded compensation for 2023, including salary, STI, and LTI, is displayed below.

Pay Element	Majority of Pay Is At-Risk	Awarded Value
Base Salary	Fixed Pay Element	$337,595
STI	Performance to Annual Financial Metrics	$0
PSUs[1]	Performance to 3-Year Financial Metrics and Stock Price	$0
RSUs[1]	Performance to Stock Price	$0
Stock Options[1]	Performance to Stock Price	$0
Severance	Paid Pursuant to Employment Agreement	$ 4,037,674
TOTAL		$4,375,269

1. Mr. Jacobs was not awarded 2023 LTI awards in 2023 due to his departure from the Company in August 2023

2023 Compensation Awarded	Historic Awarded Value (in millions)

Awarded Value reflects the amount included in the Summary Compensation Table, excluding amounts reported in the All Other Compensation column with the exception of severance.

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Compensation Decisions for Baron Concors

Chief Product and Technology Officer

The Compensation Committee made the following pay decisions based on performance, competitive market data, and feedback from its independent compensation consultant and management:

Base Salary – Increased base salary from $415,000 to $575,000, which was retroactive to April 1, 2023 in consideration of when the IAA acquisition closed. His actual salary paid in 2023 was $535,000.

Short-Term Incentive – Mr. Concors had Acquisition Adjusted 2023 STI performance measures.

Long-Term Incentive – In August 2023, Mr. Concors was awarded an annual LTI grant of $2.0 million, consisting of 50% PSUs, 25% RSUs and 25% stock options based on target LTI.

Total awarded compensation for 2023, including salary, STI, and LTI, is displayed below.

Pay Element	Majority of Pay Is At-Risk	Awarded Value
Base Salary	Only Fixed Pay Element	$535,000
STI	Performance to Annual Financial Metrics	$786,600
PSUs[1]	Performance to 3-Year Financial Metrics and Stock Price	$1,242,250
RSUs[1]	Performance to Stock Price	$503,176
Stock Options[1]	Performance to Stock Price	$503,143
TOTAL		$3,570,169

1.	Value reflects grant date fair value at target performance for PSUs, and is higher than 50% of the awarded LTI value due to inclusion of the rTSR metric. RSUs reflect grant date fair value and stock options reflect the grant date fair value using a Black-Scholes valuation.

2023 Compensation Awarded	Historic Awarded Value (in millions)

63%
Long-Term
Incentives
Stock
Options
14%
Base
Salary
15%
RSUs
14%
STI
22%
37%
Cash
Payments
PSUs
35%

Awarded Value reflects the amount included in the Summary Compensation Table, excluding amounts reported in the All Other Compensation column.

71	2024 Proxy Statement

Compensation Decisions for Jeff Jeter

Chief Revenue Officer

The Compensation Committee made the following pay decisions based on performance, competitive market data, and feedback from its independent compensation consultant and management:

Base Salary – Increased base salary from $450,000 to $510,000 in August 2023, which was retroactive to April 1, 2023. In September upon his appointment to Chief Revenue Officer, his salary was adjusted to $600,000. His actual salary paid in 2023 was $525,000.

Bonus – Mr. Jeter received a bonus of $50,490 related to the successful acquisition of IAA.

Short-Term Incentive – Mr. Jeter had 2023 STI performance measures.

Long-Term Incentive – In August 2023, Mr. Jeter was awarded an annual LTI grant of $1.0 million, consisting of 50% PSUs, 25% RSUs and 25% stock options based on his salary prior to his appointment in September.

Total awarded compensation for 2023, including salary, STI, and LTI, is displayed below.

Pay Element	Majority of Pay Is At-Risk	Awarded Value
Base Salary	Only Fixed Pay Element	$525,000
Bonus	Discretionary Pay	$50,490
STI	Performance to Annual Financial Metrics	$1,252,500
PSUs[1]	Performance to 3-Year Financial Metrics and Stock Price	$629,614
RSUs[1]	Performance to Stock Price	$255,015
Stock Options[1]	Performance to Stock Price	$255,000
TOTAL		$2,967,619

1.	Value reflects grant date fair value at target performance for PSUs, and is higher than 50% of the awarded LTI value due to inclusion of the rTSR metric. RSUs reflect grant date fair value and stock options reflect the grant date fair value using a Black-Scholes valuation.

2023 Compensation Awarded	Historic Awarded Value (in millions)

38%
Long-Term
Incentives
Stock
Options
8%
Base
Salary
18%
Bonus
2%
RSUs
9%
PSUs
21%
STI
42%
62%
Cash
Payments

Awarded Value reflects the amount included in the Summary Compensation Table, excluding amounts reported in the All Other Compensation column.

72	2024 Proxy Statement

Compensation Decisions for Darren Watt

Chief Legal Officer

The Compensation Committee made the following pay decisions based on performance, competitive market data, and feedback from its independent compensation consultant and management:

Base Salary – Increased base salary from $325,600 to $425,000 in August 2023, which was retroactive to April 1, 2023 in consideration of when the IAA acquisition closed. His actual salary paid in 2023 was $401,840.

Short-Term Incentive – Mr. Watt had Acquisition Adjusted 2023 STI performance measures.

Long-Term Incentive – In August 2023, Mr. Watt was awarded an annual LTI grant of $0.6 million, consisting of 50% PSUs, 25% RSUs and 25% stock options.

Total awarded compensation for 2023, including salary, STI, and LTI, is displayed below.

Pay Element	Majority of Pay Is At-Risk	Awarded Value
Base Salary	Only Fixed Pay Element	$401,840
STI	Performance to Annual Financial Metrics	$498,754
PSUs[1]	Performance to 3-Year Financial Metrics and Stock Price	$393,544
RSUs[1]	Performance to Stock Price	$159,399
Stock Options[1]	Performance to Stock Price	$159,375
TOTAL		$1,612,912

1.	Value reflects grant date fair value at target performance for PSUs, is higher than 50% of the awarded LTI value due to inclusion of the rTSR metric. RSUs reflect grant date fair value and stock options reflect the grant date fair value using a Black-Scholes valuation.

2023 Compensation Awarded	Historic Awarded Value (in millions)

43%
Long-Term
Incentives
Stock
Options
10%
RSUs
10%
Base
Salary
25%
PSUs
24%
STI
31%
57%
Cash
Payments

Awarded Value reflects the amount included in the Summary Compensation Table, excluding amounts reported in the All Other Compensation column.

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Compensation Decisions for Carmen Thiede

Chief Transformation Officer

The Compensation Committee made the following pay decisions based on performance, competitive market data, and feedback from its independent compensation consultant and management:

Base Salary – Increased base salary from $435,000 to $540,000 in August 2023, which was retroactive to April 1, 2023 in consideration of when the IAA acquisition closed. Her actual salary paid in 2023 was $513,750.

Short-Term Incentive – Ms. Thiede had Acquisition Adjusted 2023 STI performance measures.

Long-Term Incentive – In August 2023, Ms. Thiede was awarded an annual LTI grant of $1.5 million, consisting of 50% PSUs, 25% RSUs and 25% stock options.

Total awarded compensation for 2023, including salary, STI, and LTI, is displayed below.

Pay Element	Majority of Pay Is At-Risk	Awarded Value
Base Salary	Only Fixed Pay Element	$513,750
STI	Performance to Annual Financial Metrics	$738,720
PSUs[1]	Performance to 3-Year Financial Metrics and Stock Price	$899,961
RSUs[1]	Performance to Stock Price	$364,515
Stock Options[1]	Performance to Stock Price	$364,500
TOTAL		$2,881,446

1.	Value reflects grant date fair value at target performance for PSUs, is higher than 50% of the awarded LTI value due to inclusion of the rTSR metric. RSUs reflect grant date fair value and stock options reflect the grant date fair value using a Black-Scholes valuation.

2023 Compensation Awarded	Historic Awarded Value (in millions)

56%
Long-Term
Incentives
Stock
Options
12%
Base
Salary
18%
RSUs
13%
STI
26%
44%
Cash
Payments
PSUs
31%

Awarded Value reflects the amount included in the Summary Compensation Table, excluding amounts reported in the All Other Compensation column.

74	2024 Proxy Statement

Compensation Policies and Governance Practices

Share ownership requirements

The Company requires our senior leaders to own Company shares to align their interests with those of our shareholders. Our share ownership requirements:

•	Cover all senior leaders

•	Set a five-year time frame to meet ownership requirements

•	Require senior leaders to continually hold owned shares to maintain ownership requirements

•	Establish a multiple of each executive’s base salary on the date first covered

The table below shows the share ownership requirement by level in the Company. As of December 31, 2023, all NEOs have met or are on track to meet stock ownership requirements by their respective dates.

Stock Ownership Covers all Senior Leaders
CEO	• • • • •	5x annual base salary
Senior Executives	• • •	3x annual base salary
Vice President	•	1x annual base salary

Compensation Risk Assessment

The Compensation Committee, with support from its independent consultant FW Cook, annually reviews the potential impact of our compensation programs on organizational risk. The Compensation Committee discusses the compensation programs and risk mitigation features when evaluating whether the programs encourage or reward employees for engaging in excessive, imprudent, inappropriate, or unnecessary risk-taking. The Committee also confirms the alignment of the compensation programs to the Company’s sustainability risks and opportunities.

The annual risk review involved analyzing our current compensation programs in relation to risk. Our analysis concluded that our compensation programs include the following risk mitigation features:

Mix of pay elements – Base salary, STI, PSUs, RSUs and stock options are included in the executive compensation program.

Short-term and long-term plans – The mix of our short-term and long-term compensation appropriately rewards employees while balancing risk through the delayed payment of long-term awards.

Adjustments to compensation – Maximum payout caps are in place for incentive compensation, and the Compensation Committee has the ability to apply negative discretion.

Compensation committee oversight – Our Compensation Committee reviews plan performance and approves all executive compensation plans and payouts.

Multiple performance measures – Multiple performance measures work together to balance risk in our incentive compensation plans.

Stock ownership requirements – All senior leaders are subject to stock ownership requirements of at least one times their salary, as described above.

Clawback and cancellation provisions – All awards are subject to our Clawback Policy, as described below. In addition, cancellation provisions apply to all outstanding STI and LTI awards.

The Compensation Committee determined that our 2023 compensation programs have sufficient risk mitigation features and do not encourage or reward employees for engaging in excessive, imprudent, inappropriate, or unnecessary risk-taking. Based on the Compensation Committee’s review, the Committee determined our compensation programs to be low risk.

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Clawback Policy

In 2022, the SEC adopted final rules implementing the incentive-based compensation recovery provision of the Dodd-Frank Act. On November 7, 2023, the Board amended and restated the Company’s Executive Compensation Clawback Policy (the “Amended and Restated Clawback Policy”), covering incentive-based compensation received by current or former executive officers on or after October 2, 2023. The Amended and Restated Clawback Policy provides that we must recover incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. Erroneous payments must be recovered even if there was no misconduct or failure of oversight on the part of an individual executive officer. There are limited exceptions to our obligation to enforce the application of the Amended and Restated Clawback Policy. Such exceptions are available where (i) pursuing such recovery would be impractical because the direct expense paid to a third party to assist in enforcing the Amended and Restated Clawback Policy would exceed the recoverable amounts and we have made a reasonable attempt to recover such amounts and provided documentation of such attempts to NYSE; (ii) pursuing such recovery would violate our home country laws and we provide an opinion of counsel to that effect to the NYSE; or (iii) recovery would likely cause an otherwise tax-qualified retirement plan, under which benefits are broadly available to our employees, to fail to meet the requirements of the Internal Revenue Code.
Trading Company Securities

Our Insider Trading Policy, which applies to (i) directors, executive officers, and employees of the Company, (ii) such persons’ family members, and (iii) Company contractors and consultants who have access to material nonpublic information concerning the Company (collectively, “Insiders”), prohibits Insiders from buying or selling Company securities when in possession of material nonpublic information and during other closed periods. Any sale or purchase of Common Shares by directors, executive officers, and all other senior leaders must be made during pre-established periods after receiving preclearance by the Chief Legal Officer or designated clearance officer.

Trading in Company derivatives (i.e., puts or calls), engaging in short sales or otherwise engaging in hedging activities, and pledging of Company securities, including awards received as compensation, is prohibited for all Insiders. All Insiders are expected to be in compliance with the Insider Trading Policy and to not hedge nor pledge any Common Shares, including those shares they have received as compensation.

Tax Considerations

The Tax Cuts and Jobs Act enacted on December 22, 2017, modified IRC Section 162(m) and, among other things, limits the federal tax deduction for annual individual compensation paid up to $1 million for NEOs beginning with the 2018 tax year. Previously, compensation paid in excess of $1 million could be deducted if it qualified as performance-based compensation under IRC Section 162(m). While the Compensation Committee considers tax deductibility as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the compensation is not deductible by us for tax purposes. In addition, the Compensation Committee continues to closely align executive pay with performance, regardless of the elimination of the exception for qualified performance-based under IRC Section 162(m).

Compensation Committee and Consultant Independence

Our Compensation Committee is composed entirely of independent directors, as determined by the Board under NYSE guidelines and as defined for various regulatory purposes. Under its charter, the Compensation Committee has the authority to hire outside consultants and advisors at the Company’s expense.

For 2023, the Compensation Committee retained the services of Frederic W. Cook & Co., Inc. (“FW Cook”), an independent consultant, for advice on issues related to the compensation of NEOs and other executive compensation-related matters. FW Cook takes direction from, and is solely responsible to, the Compensation Committee, and does not provide services to the Company’s management. A representative from FW Cook attended all Compensation Committee meetings, either in person or virtually, consulted with and advised the Compensation Committee members on executive compensation, including the structure and amounts of various pay elements, and developed executive benchmarking data. The Compensation Committee is also aided in its deliberations by in-house and external legal counsel.

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The Compensation Committee annually reviews the performance of its compensation advisers and considers the following factors when assessing the independence of FW Cook in accordance with NYSE standards:

•	Services provided to the Company management outside the services provided to the Compensation Committee

•	Fees paid as a percentage of FW Cook’s total revenue

•	Policies and procedures designed to prevent conflicts of interest

•	Any business or personal relationships between members of the Compensation Committee and FW Cook

•	Company share ownership by employees of FW Cook

•	Any business or personal relationships between the Company and FW Cook

After reviewing the performance and independence of its consultant, the Compensation Committee determined FW Cook was independent based on the standards above.

Employment and Termination Agreements

The Company, through wholly-owned operating subsidiaries, has entered into an employment agreement with each of the NEOs. The employment agreements continue for an indefinite period of time until terminated in accordance with the terms of such agreements. The terms of the employment agreements with Ms. Fandozzi and Mr. Jacobs terminated upon the termination of their employment with the Company. Mr. Jacobs’ employment was terminated without cause under the terms of his employment agreement and he was paid the severance to which he was contractually entitled upon a termination of employment without cause pursuant to the terms of his employment agreement. The following is a summary of the material terms of those agreements as in effect in 2023.

Compensation and Benefits

The NEOs earn an annual base salary and may earn annual short-term incentives, determined as a percentage of base salary, and may be awarded long-term incentive grants. In addition, the NEOs may participate in the Company’s other long-term plans, including the U.S. Deferred Compensation Plan, the employee stock purchase plan, the Registered Retirement Savings Plan and the 401(k) plan, as applicable. For a discussion of the compensation earned by or awarded to the NEOs in 2023, see pages 40–44. The NEOs are eligible to participate in the Company’s group benefit plans available to employees generally.

Confidentiality, Non-Solicitation and Non-Competition

Pursuant to their respective employment agreements, the NEOs are prohibited at all times from disclosing confidential information related to the Company. Each NEO, with the exception of Ms. Fandozzi, is subject to provisions prohibiting his or her solicitation of the Company’s employees for 12 months following termination for any reason. Ms. Fandozzi’s prohibitions extend for a period of 24 months following termination.

Each NEO, with the exception of Ms. Fandozzi, is also subject to provisions prohibiting competition with the Company during the term of his or her employment and for a period of 12 months following termination for any reason. Ms. Fandozzi is prohibited from competing against the Company in Canada and the United States for a period of 24 months following termination.

Termination for Cause

With the exception of Ms. Fandozzi, the Company may terminate the employment of the NEOs, for “cause,” as defined in the employment agreements, at any time after providing the executive with at least 30 days’ notice of such proposed termination and allowing the executive 15 days to remedy the alleged defect. The Company could have terminated the employment of Ms. Fandozzi with at least 10 days’ notice in certain circumstances. The employment agreements with the NEOs state that no STI or bonus payment will be payable to such NEO in the event of his or her termination for cause. In the event of termination for cause, sign-on stock options granted to the terminated NEO will be cancelled as of the date of his or her termination, and the NEO will have 30 days from the date of his or her termination to exercise any stock options that have vested prior to his or her termination, subject to the terms and conditions of the applicable Equity Plans and the applicable option agreements. Under the Company’s Equity Plans, unvested stock options expire immediately upon termination for cause. A terminated NEO’s rights with respect to PSUs and RSUs held are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the applicable Equity Plan (as defined below). In the case of the 2021 Special Transformation Incentive Awards, all PPOs will be canceled on the notice of termination date and all unvested PSUs will be cancelled on the termination date.

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Termination Without Cause or Voluntary Termination for Good Reason (including disability or death)

In the event that a NEO’s employment is terminated without cause, each as defined in the employment agreements, subject to the executive’s execution and non-revocation of a general release of claims in favor of the Company, such NEO will be entitled to or, in the case of Ms. Fandozzi or Mr. Jacobs, was entitled to:

•	for Ms. Fandozzi, two years’ base salary, plus two years’ target STI bonus;

•	for Ms. Cash, 12 month’s base salary and 12 months’ target STI bonus;

•	for Mr. Jeter, six months’ base salary and six months’ target STI bonus, plus an additional one month’s base salary and 12% of the target STI per year of service up to a maximum of one year’s target STI bonus.

•	for Mr. Watt, six months’ base salary and STI at target, plus an additional one month’s base salary and target STI per year of service up to a maximum of 18 months’ base salary and target STI.

•	with the exception of Ms. Fandozzi, Ms. Cash, Mr. Jeter and Mr. Watt, 18 month’s base salary and 18 month’s target STI bonus;

•	a pro rata STI bonus for the year of termination, up to and including the NEO’s last day of active employment with the Company, based on actual performance;

•	with the exception of the 2021 Special Transformation Incentive Awards, immediate accelerated vesting of all unvested stock options; the 2021 Special Transformation Incentive Award PPOs will, in the case of termination due to disability, continue to vest in accordance with the original vesting schedule and the holder will have three years to exercise vested stock options, and, in all other cases, a pro-rated percentage of the unvested PPOs will vest immediately based on the percentage of the vesting period that preceded the date of termination. The remaining unvested PPOs will be cancelled. The NEO will have 90 days (or longer in certain cases) to exercise vested stock options;

•	pro-rated vesting of PSU and RSU awards based on the portion of performance period worked, payable at the same time as active employees and will be based on actual rTSR performance, provided, in the case of termination due to disability, the 2021 Special Transformation Incentive Award PSUs will not be pro-rated and will continue to vest; and

•	continued extended health and dental benefits coverage under existing cost sharing arrangements (or the cash equivalent) for up to one year after termination of his or her employment or the date on which he or she begins new full-time employment.

In the case of a termination of a NEO as a result of the disability or death of the NEO, certain RSU, PSU and stock option awards may be subject to different treatment. See the relevant descriptions in “Stock Option Plan” on page 87 and “Performance Share Unit Plans” on page 89.

Under the terms of the employment agreements with the NEOs, NEOs may terminate their respective employment with the Company for “good reason,” as defined in the employment agreements, and, in the event of good reason, will receive pay and benefits as if terminated by the Company without cause, and the termination will be regarded as a termination without cause for purposes of the Company’s Equity Plans. Under the employment agreements, NEOs may terminate their employment for good reason by delivery of written notice, including the basis for such good reason, to the Company within 60 days’ after the occurrence of good reason. Termination for good reason will be effective 30 days after delivery in the event the Company fails or is unable to cure such good reason within that period.

Resignation

Under the terms of the employment agreements with the NEOs, NEOs may resign by providing three months’ written notice to the Company to that effect. If a NEO provides the Company with notice of resignation, the Company may waive such notice, in whole or in part, in which case the Company will pay the NEO his or her base salary for only the amount of time remaining in that notice period and such NEO’s employment will terminate on the earlier date specified by the Company without any further compensation. The employment agreements with the NEOs state that no short-term incentive or bonus payment will be payable to a NEO in the event of his or her resignation. In the event of resignation, all unvested stock options held by the resigning NEO will be immediately cancelled on the termination date and such NEO will have 90 days from such date to exercise any vested stock options. Under the Company’s Stock Option Plan, unvested stock options granted on or after February 24, 2009 to a NEO are immediately cancelled. Under the Equity Plans, in the event of resignation of a participant other than by retirement in accordance with the normal retirement policy of the Company (or its affiliates), RSUs and PSUs that have not vested prior to the last day of active employment will not vest and shall be forfeited and cancelled without payment.

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Retirement

The employment agreements with the NEOs provide that in the event of retirement, which, for such purpose, means retirement in accordance with the normal retirement policy of the Company (or its affiliates) when the participant is not less than 55 years of age:

•	with the exception of Ms. Cash, Mr. Jeter and Mr. Watt, the Company will pay a pro-rated STI bonus, at target, for the year of termination, up to and including the last day of active employment, to such NEOs;

•	with the exception of the 2021 Special Transformation Incentive Awards, all unvested stock options will continue to vest according to their initial grant schedules and will remain exercisable up to the earlier of the original grant expiry date and the third anniversary of the date of retirement;

•	with the exception of the 2021 Special Transformation Incentive Awards, RSUs and PSUs will continue to vest and be paid in accordance with the original grant schedule applicable thereto; and

•	in the case of the 2021 Special Transformation Incentive Awards, NEOs age 60 and over with at least five years of service and subject to a six-month minimum service provision after the grant date, (1) immediate accelerated vesting of all unvested PPOs as of the retirement date, with the NEO given one year from the date of termination to exercise such stock options and (2) pro-rated vesting of PSUs based on the portion of performance period worked, payable at the same time as active employees based on actual rTSR performance.

In the case of the stock options and the 2021 Special Transformation Incentive Award PPOs, if the NEO takes on any substitute paid employment before the applicable expiry date, the stock options and PPOs will expire on the date when such NEO takes on such paid employment or engagement.

Change of Control

The Compensation Committee believes that change of control arrangements are necessary to attract and retain the talent necessary for the Company’s long-term success. The Company has entered into change of control agreements with the NEOs with the exception of Ms. Cash (the “Change of Control Agreements”). For purposes of the Change of Control Agreements, a “change of control” means:

•	the acquisition or accumulation of beneficial ownership of more than 50% of the Company’s voting shares by a person or a group of persons acting jointly or in concert;

•	a person, or a group of persons acting jointly or in concert, holding at least 25% of the Company’s voting shares and being able to change the composition of the Board by having their nominees elected as a majority of the Board;

•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever and whether in one transaction or in a series of transactions or by plan of arrangement; or

•	a reorganization, merger or consolidation or sale or other disposition of substantially all the assets of the Company, unless the Company beneficially owns all or substantially all of the Company’s assets either directly or through one or more subsidiaries following such event.

The Change of Control Agreements provide for payment and accelerated vesting on a “double-trigger” basis, which requires a change of control and either (i) termination by the Company without cause upon a change of control or within two years following a change of control; or (ii) termination by the NEO for good reason upon a change of control or within one year following a change of control. Following a double-trigger event, each NEO will be entitled to, or in the case of Ms. Fandozzi and Mr. Jacobs, was entitled to, a lump-sum cash amount equal to the aggregate of:

•	in the case of Ms. Fandozzi, two times annual base salary, two times the STI bonus at target, plus a pro rata STI bonus at target for year of termination and two times the annual premium cost that would be incurred by the Company to continue to provide her all health, dental and life insurance benefits provided immediately before her termination;

•	In the case of all other NEOs with the exception of Ms. Cash, one and one-half times annual base salary, one and one-half times the STI bonus at target plus a pro rata STI bonus at target for year of termination, and one and one-half times the annual premium cost that would be incurred by the Company to continue to provide to them all health, dental and life insurance benefits provided immediately before their termination.

79	2024 Proxy Statement

Each of the NEOs is entitled, following a double-trigger event, to:

•	accelerated vesting of RSU and PSU awards; and

•	immediate vesting of all unvested stock options, with a 90-day post-termination exercise period.

The employment agreements with the NEOs provide that, notwithstanding provisions to the contrary in plan documents, any accelerated vesting of annual LTI awards upon a change of control, as defined in the Change of Control Agreements, requires both a change of control and the termination of employment without “cause” or for “good reason,” each as defined in the respective employment agreements.

In the case of all NEOs, the Change of Control Agreements provide that no such payments will be made unless the NEO signs within 60 days and does not revoke a full and general release of any and all claims against the Company, affiliates, and past and then current officers, directors, owners, managers, members, agents and employees.

Indemnity Agreements

The Company has entered into indemnity agreements with each NEO pursuant to which the Company agrees to indemnify each NEO in connection with claims or proceedings involving the officer (by reason of serving as a director or officer of the Company or its subsidiaries), as provided in the agreement.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on that review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission on February 28, 2024.

Compensation Committee

Michael Sieger (Chair)
Carol M. Stephenson

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

A summary of the compensation paid to our NEOs for each of the 2021 2022 and 2023 fiscal years is set forth below. Additional information on the components of the total compensation package, including a discussion of the proportion of each element to total compensation, is discussed under “Compensation Discussion and Analysis” starting on page 54.

Name and Principal Position	Year	Salary[1] ($)	Bonus[2] ($)	Stock Awards[3] ($)	Option Awards[4] ($)	Non-Equity Incentive Plan Compensation[5] ($)	All Other Compensation[6] ($)	Total ($)
James Kessler[7]	2023	781,250	—	10,212,124	2,943,875	1,816,875	174,201	15,928,325
Chief Executive Officer	2022	575,000	—	916,000	838,710	1,086,106	109,052	3,524,868
	2021	516,667	—	1,184,596	1,125,019	524,051	70,359	3,420,692

Ann Fandozzi[8]	2023	528,409	—	—	—	—	263,957	792,366
Former Chief Executive Officer	2022	900,000	—	2,442,665	2,236,556	2,124,990	215,756	7,919,967
	2021	900,000	—	4,264,545	4,050,020	1,017,782	149,383	10,381,730

Megan Cash[9,11,12]	2023	338,640	99,307	206,445	—	376,446	14,734	1,035,572
Principal Finance and Accounting Officer	2022	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—

Eric Jacobs[10]	2023	337,595	—	—	—	—	4,235,844	4,573,439
Former Chief Financial Officer	2022	329,150	250,000	5,382,709	1,919,033	1,086,106	32,518	8,999,516
	2021	—	—	—	—	—	—	—

Baron Concors	2023	535,000	—	1,745,426	503,143	786,600	80,155	3,650,324
Chief Product Information Officer	2022	415,000	—	550,927	504,442	509,525	64,967	2,044,861
	2021	400,000	—	1,052,974	1,000,015	235,221	36,459	2,724,669

Jeff Jeter	2023	525,000	50,490	884,629	255,000	1,252,500	45,857	3,013,476
Chief Revenue Officer	2022	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—

Darren Watt [11]	2023	401,840		552,943	159,375	498,754	41,581	1,654,493
Chief Legal Officer	2022	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—

Carmen Thiede	2023	513,750	—	1,264,476	364,500	738,720	62,769	2,944,215
Chief Transformation Officer	2022	435,000	—	440,113	419,390	616,247	62,846	1,973,596
	2021	420,000	—	552,811	525,018	246,982	56,986	1,801,798

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1.	Amounts reported reflect the base salary earned by the NEOs. Base salary for Ms. Cash includes a stipend of $71,440 paid in 2023 for the period she was Principal Finance and Accounting Officer.
2.	In 2023, Ms. Cash and Mr. Jeter were paid bonuses of $99,307 and $50,490, respectively, upon completion of the IAA acquisition. Amounts paid under the Company’s 2023 STI and Adjusted 2023 STI are reported in the “Non-Equity Incentive Plan Compensation” column.
3.
The dollar amounts represent the aggregate grant date fair value of PSUs and RSUs granted during each of the years presented, measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2 and Note 24 to our financial statements for the fiscal year ended December 31, 2023, without considering estimated forfeitures.

With respect to PSUs, the grant date fair value determined in accordance with ASC 718 is based on the probable outcome of the performance conditions on the grant date, which was deemed to be 100% of target. Assuming the highest level of performance is achieved, which would result in vesting at 200% of target, except for Mr. Jacobs 2021 Special Transformation Incentive Awards, for which maximum achievement is 300% of target, the aggregate grant date fair value of the share awards set forth in the Summary Compensation Table would be:

Named Executive Officer	2023 ($)	2022 ($)	2021 ($)
James Kessler	14,536,478	1,831,999	2,991,287
Ann Fandozzi	—	4,885,331	10,768,634
Megan Cash	—	—	—
Eric Jacobs	—	11,784,432	—
Baron Concors	2,484,500	1,101,854	2,658,922
Jeff Jeter	1,259,228	—	—
Darren Watt	787,088	—	—
Carmen Thiede	1,799,922	880,226	1,977,574

The dividend equivalents attributable to PSUs and RSUs are deemed “reinvested” in PSUs or RSUs, as applicable, and will only be distributed upon the vesting, if any, of the PSUs or RSUs under the terms of the respective plans.

4.	The dollar amounts represent the aggregate grant date fair value of stock option awards granted during each of the years presented. The grant date fair value of a stock option award is calculated in accordance with ASC 718 utilizing the assumptions discussed in Note 2 and Note 24 to our financial statements for the fiscal year ended December 31, 2023, without considering estimated forfeitures. For a discussion of specific stock option awards granted during 2023, see “2023 Grants of Plan-Based Awards” and the narrative discussion that follows.

5.	Reflects amounts earned under the Company’s STI in the relevant year, regardless of whether paid in the following year.
6.	Reflects compensation in 2023 to:
•	Mr. Kessler representing a car allowance ($15,000), the Company’s matching contribution to the ESPP ($240), the Company’s matching contribution to the 401(k) plan ($4,500) and dividend equivalents corresponding to PSUs ($127,666) and RSUs ($26,796).

•	Ms. Fandozzi representing a car allowance ($8,750), the Company’s matching contribution to the ESPP ($1,500), the Company’s matching contribution to the 401(k) plan ($4,500), PTO payout upon termination ($50,835) and dividend equivalents corresponding to PSUs ($198,372).

•	Ms. Cash representing the Company’s matching contribution to the ESPP ($428), the Company’s matching contribution to the RRSP plan ($3,401) and dividend equivalents corresponding to PSUs ($8,707) and RSUs ($2,197).

•	Mr. Jacobs representing a car allowance ($8,750), the Company’s matching contribution to the ESPP ($958) the Company’s matching contribution to the 401(k) plan ($4,500), PTO payout upon termination ($32,260), and severance ($4,037,674 comprised of 18 months of base pay, 18 months of STI at target, a pro-rata 2023 STI payment at target, and a payment for unvested sign-on PSUs valued as of his departure date)) and dividend equivalents corresponding to PSUs ($151,702).

•	Mr. Concors representing a car allowance ($15,000), the Company’s matching contribution to the ESPP ($692), the Company’s matching contribution to the 401(k) plan ($4,500) and dividend equivalents corresponding to PSUs ($55,383) and RSUs ($4,580).

•	Mr. Jeter representing a car allowance ($15,000), the Company’s matching contribution to the ESPP ($1,125), the Company’s matching contribution to the 401(k) plan ($4,500) and dividend equivalents corresponding to PSUs ($22,910) and RSUs ($2,321).

•	Mr. Watt representing a car allowance ($18,139), the Company’s matching contribution to the ESPP ($1,109), the Company’s matching contribution to the RRSP plan ($3,401) and dividend equivalents corresponding to PSUs ($17,481) and RSUs ($1,451).

•	Ms. Thiede representing a car allowance ($15,000), the Company’s matching contribution to the ESPP ($988), the Company’s matching contribution to the 401(k) plan ($4,500) and dividend equivalents corresponding to PSUs ($38,964) and RSUs ($3,318).

7.	Mr. Kessler became CEO on August 1, 2023. Prior to his promotion to CEO, Kessler served as our President and Chief Operating Officer.
8.	Ms. Fandozzi's last day as an employee of the Company was July 31, 2023.
9.	Ms. Cash became Principal Finance and Accounting Officer on August 2, 2023.
10.	Mr. Jacobs joined the Company on June 6, 2022 and left the Company on August 1, 2023.
11.	Ms. Cash and Mr. Watt are paid in Canadian dollars. Amounts reported are converted based on the average annual Canadian and U.S. dollar exchange rate of CA$1 to US$0.7411 as of December 31, 2023.
12.	Ms. Cash’s STI is based on her base salary and the stipend she earned in 2023 and includes the stipend paid in 2024 of $37,055, for services provided in 2023.

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2023 Grants of Plan-Based Awards

The following table provides information related to grants of plan-based awards to our NEOs during the 2023 fiscal year.

		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards: Number of Shares of Stock or Stock Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards2

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/Share)	($)
James Kessler		531,250	1,062,500	2,125,000
	08-Aug-23[3]				50,768	101,356	202,712				7,268,239
	08-Aug-23[4]							50,678			2,943,885
	08-Aug-23[5]								166,981	58.09	2,943,875
Ann Fandozzi		562,500	1,125,000	2,250,000
Megan Cash		78,125	156,520	312,500
	31-May-23[4]							3,964			206,445
Eric Jacobs		287,500	575,000	1,150,000
Baron Concors		230,000	460,000	920,000
	08-Aug-23[3]				8,662	17,323	34,646				1,242,250
	08-Aug-23[4]							8,662			503,176
	08-Aug-23[5]								28,539	58.09	503,143
Jeff Jeter		375,000	750,000	1,500,000
	08-Aug-23[3]				4,390	8,780	17,560				629,614
	08-Aug-23[4]							4,390			255,015
	08-Aug-23[5]								14,464	58.09	255,000
Darren Watt		148,750	297,500	595,000
	08-Aug-23[3]				2,744	5,488	10,796				393,544
	08-Aug-23[4]							2,744			159,399
	08-Aug-23[5]								9,040	58.09	159,375
Carmen Thiede		216,000	432,000	864,000
	08-Aug-23[3]				6,275	12,550	25,100				899,961
	08-Aug-23[4]							6,275			364,515
	08-Aug-23[5]				1,106	2,211	4,422		20,675	58.09	364,500

1.	Represents the possible payout under 2023 STI and Acquisition Adjusted 2023 STI. For amounts actually paid under these awards, see “— Summary Compensation Table” on page 81.

2.	Represents the grant date fair value of stock and option awards calculated in accordance with the guidance in ASC 718, utilizing the assumptions discussed in Note 2 and Note 24 to our financial statements for the fiscal year ended December 31, 2023, without taking into account estimated forfeitures. With respect to PSUs, the estimate of the grant date fair value determined in accordance with ASC 718 is based on the probable outcome of the performance conditions on the grant date, which was deemed to be 100% of target.

3.	Represents PSUs granted in 2023 under the 2023 Share Incentive Plan.

4.	Represents RSUs granted in 2023 under the 2023 Share Incentive Plan.

5.	Represents stock options granted in 2023 under the 2023 Share Incentive Plan.

6.	Ms. Cash and Mr. Watt are paid in Canadian dollars. Amounts reported for Ms. Cash and Mr. Watt are converted based on the average annual Canadian and U.S. dollar exchange rate of CA$1 to US$0.7411 as of December 31, 2023.

83	2024 Proxy Statement

2023 Share Incentive Plan

The Company’s 2023 Share Incentive Plan (the “2023 Plan,” together with the Stock Option Plan, the IAA Plan, the IronPlanet Stock Plans, the PSU Plans, the RSU Plans and the ESPP, the “Equity Plans”) permits the Company to grant to eligible persons stock options, share appreciation rights, RSUs, restricted share awards, unrestricted share awards, cash-based awards, and dividend equivalent rights. Up to 9,355,000 Common Shares may be issued pursuant to the 2023 Plan. The number of Common Shares issuable to “insiders” at any time and issued to insiders in any one-year period pursuant to our 2023 Plan and any other securities-based compensation arrangement cannot exceed 10% of the issued and outstanding shares. The 2023 Plan provides flexibility regarding the terms of individual grants. The August 2023 grants to the NEOs were made in accordance with the Company’s current Stock Option Policy, which provides that:

•	the exercise price of each option will be equal to the closing price of the Company’s Common Shares on the NYSE on the date of grant;

•	vesting of options will occur over three years from the date of grant, with 1/3 vesting on each of the first three anniversaries of the grant date; and

•	options will expire ten years after the date of grant, subject to a provision of the Stock Option Plan that provides, subject to certain exceptions, that if the tenth anniversary of the grant falls within, or within five business days after the end of, a “blackout period”, the date will be extended to the fifth business day after the end of such blackout period.

Eligibility

Persons eligible to participate in the 2023 Plan are those officers and other employees, non-employee directors and consultants of the Company and its affiliates as selected from time to time by the administrator of the 2023 Plan in its discretion.

Types of Awards

Stock Options. The 2023 Plan permits the granting of (i) options to purchase Common Shares intended to qualify as incentive stock options under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”), and (ii) options that do not so qualify. Options granted under the 2023 Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

The term of each stock option will be fixed by the administrator of the 2023 Plan and may not exceed ten years from the date of grant. The 2023 Plan provides that any option intended to be an incentive stock option that is granted to an optionee who owns more than 10% of our Common Shares must have a term of no more than five years from the date of grant.

The exercise price of each stock option will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of the Common Shares on the date of grant (110% in the case of an incentive stock option granted to an optionee who owns more than 10% of our Common Shares), except in compliance with applicable securities laws and stock exchange rules and in the limited circumstances of (i) stock options granted pursuant to a transaction described in and in a manner consistent with Section 424(a) of the IRC, (ii) stock options granted to individuals not subject to U.S. income tax on the date of grant or (iii) if the stock option is otherwise compliant with Section 409A of the IRC. The 2023 Plan defines “fair market value” by reference to the closing price of our Common Shares on the date of grant on the NYSE or the TSX, whichever exchange has the majority of trading volume at such time.

Upon exercise of a stock option, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the administrator of the 2023 Plan or by delivery (or attestation to the ownership) of Common Shares that are not then subject to any restrictions under any Company plan. Subject to applicable law, the exercise price may also be delivered to us by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature, which reduces the number of Common Shares issued to the optionee by the number of Common Shares with an aggregate fair market value equal to the aggregate exercise price of the exercised stock options.

The administrator of the 2023 Plan will determine at what time or times each option may be exercised. Options may be made exercisable in installments. In general, unless otherwise permitted by the administrator of the 2023 Plan, no option granted under the 2023 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

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Share Appreciation Rights. The administrator of the 2023 Plan may award share appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Share appreciation rights entitle the recipient to Common Shares (or cash, to the extent explicitly provided for in the applicable award certificate) equal to the value of the appreciation in the share price over the exercise price. The exercise price may not be less than the fair market value of the Common Shares on the date of grant, except in compliance with applicable securities laws and stock exchange rules and in the limited circumstances of (i) share appreciation rights granted pursuant to a transaction described in and in a manner consistent with Section 424(a) of the IRC, (ii) share appreciation rights granted to individuals not subject to U.S. income tax on the date of grant or (iii) if the share appreciation right is otherwise compliant with Section 409A of the IRC. The maximum term of a share appreciation right is ten years.

Restricted Shares. The administrator of the 2023 Plan may award Common Shares to participants subject to such conditions and restrictions as the administrator of the 2023 Plan may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment or other service relationship through a specified restricted period. During the vesting period, restricted share awards may be credited with dividends but dividends payable with respect to a restricted share award, including regular cash dividends, shall not be paid unless and until the awards vest.

Restricted Share Units. The administrator of the 2023 Plan may award restricted share units to any participants. Restricted share units are ultimately payable in the form of Common Shares (or cash to the extent explicitly provided for in the relevant award certificate) and may be subject to such conditions and restrictions as the administrator of the 2023 Plan may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment or service relationship with us through a specified vesting period. In the administrator of the 2023 Plan’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted share unit award, subject to the participant’s compliance with the procedures established by the administrator of the 2023 Plan and requirements of Section 409A of the IRC.

Unrestricted Share Awards. The administrator of the 2023 Plan may also grant (or sell at par value or such higher price as determined by the administrator of the 2023 Plan) Common Shares that are free from any restrictions under the 2023 Plan. Unrestricted shares may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified Common Shares. Dividend equivalent rights may be granted as a component of an award of restricted share units or as a freestanding award and will be paid only if the related award becomes vested (in the case of dividend equivalent rights that are granted as a component of an award). Dividend equivalent rights may be settled in cash, Common Shares or a combination of cash and Common Shares, in a single installment or installments, as specified in the award. No options or share appreciation rights will provide for the payment or accrual of dividend equivalent rights.

Cash-Based Awards. The administrator of the 2023 Plan may grant cash bonuses under the 2023 Plan to participants. The cash bonuses may be subject to the achievement of pre-established performance goals.

Minimum Vesting Condition

The minimum vesting period for each equity award granted under the 2023 Plan must be at least one year, provided (i) that up to 5% of the Common Shares authorized for issuance under the 2023 Plan may be utilized for unrestricted share awards or other equity awards with a minimum vesting period of less than one year and (ii) annual awards to non-employee directors that occur in connection with our annual meeting of shareholders may vest on the date of our next annual meeting of shareholders that is at least 50 weeks after the immediately preceding year’s annual meeting. In addition, the administrator of the 2023 Plan may grant equity awards that vest within one year (a) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year or (b) if such awards are being granted in lieu of fully vested cash compensation.

Rights on Termination of Employment

The award certificate for each grant, except grants of cash-based awards, which will not be evidenced by an award certificate, will set forth the effect that the award holder’s termination of employment will have on such award.

Change in Control Provisions

The 2023 Plan provides that upon the effectiveness of a “sale event,” as defined in the 2023 Plan, all awards under the 2023 Plan will automatically terminate unless the parties to the sale event agree that such awards will be assumed, continued or substituted by the successor entity; provided however, except as may be otherwise provided in the relevant award certificate, that all awards with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to

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the effective time of the sale event shall become fully vested and exercisable or nonforfeitable, and all awards with conditions and restrictions relating to performance goals may become vested and exercisable or nonforfeitable in connection with a sale event in the administrator of the 2023 Plan’s discretion or to the extent specified in the relevant award certificate. In the event of such termination, we will have the option (in our sole discretion) to make or provide for the payment, in cash or in kind, to the participants holding stock options and share appreciation rights, an amount equal to the difference between the sale price multiplied by the number of Common Shares subject to outstanding stock options and share appreciation rights and the aggregate exercise price of all such outstanding stock options and share appreciation rights, or each participant will be permitted, within a specified period of time prior to the consummation of the sale event, to exercise all outstanding stock options and share appreciation rights (to the extent then exercisable) held by such participant. We will also have the option (in our sole discretion) to make or provide for a payment, in cash or in kind, to the participants holding other awards in an amount equal to the sale price multiplied by the number of vested Common Shares under such awards.

Amendments and Termination

The Board may at any time amend, alter or discontinue the 2023 Plan and the administrator of the 2023 Plan may at any time amend any outstanding award, provided that no such amendment, modification, change, suspension or termination of the 2023 Plan or any awards granted hereunder may materially impair any rights of a grantee or materially increase any obligations of a grantee under the 2023 Plan without the consent of the grantee, unless the Board determines such adjustment is required or desirable in order to comply with any applicable securities laws or stock exchange requirements. Awards are only transferable under certain circumstances as prescribed by the 2023 Plan, which includes transfers to certain family members.

Shareholder approval will be required for amendments to the 2023 Plan with respect to (i) any increase in the maximum number of Common Shares that may be issued pursuant to awards granted under the 2023 Plan; (ii) any reduction in the exercise price of outstanding stock options or share appreciation rights or to effect repricing through cancellation and re-grants or cancellation of stock options or share appreciation rights in exchange for cash or other awards or take any other action with respect to a stock option or share appreciation right that would be treated as a repricing under the rules and regulations of any stock exchange on which the shares are listed; (iii) any amendment that extends the term of an award beyond the original expiry date; (iv) if at any time, the 2023 Plan is amended to exclude participation by non-employee directors, any amendment to the 2023 Plan that may permit the introduction or reintroduction of non-employee directors on a discretionary basis; (v) any amendment that increases limits previously imposed on non-employee directors; (vi) any amendment that would permit equity based awards granted under the 2023 Plan to be transferable or assignable other than for normal estate settlement purposes and for transfers amongst certain family members as provided for under the 2023 Plan; (vii) any amendment to increase the maximum limit of the number of securities that may be issued to insiders under the 2023 Plan or other security-based compensation arrangement of the Company; (viii) adding provisions relating to a cashless exercise (other than a surrender of options for cash) which does not provide for a full deduction of the underlying Common Shares from the maximum number reserved under the 2023 Plan; and (ix) any amendment to the amending provisions of the 2023 Plan.

Subject to the requirements of any stock exchange upon which the Company’s shares are then listed and applicable law, no shareholder approval will be required for: (i) amendments to avoid any additional tax on grantees under Section 409A of the IRC or other applicable tax laws or regulations; (ii) amendments of a “housekeeping nature”; (iii) changes to the vesting or exercise provisions or other restrictions applicable to any award, award certificate or the 2023 Plan not inconsistent with the amendment provisions of the 2023 Plan; (iv) changes to the provisions of the 2023 Plan relating to the expiration of awards prior to their respective expiration dates upon the occurrence of certain specified events determined by the Board; and (v) the cancellation of an award under the 2023 Plan.

Notwithstanding the foregoing, to the extent required under the rules of any securities exchange or market system on which the Common Shares are listed, or to the extent determined by the administrator of the 2023 Plan to be required to ensure that incentive stock options granted under the 2023 Plan are qualified, amendments shall be subject to approval by Company shareholders.

86	2024 Proxy Statement

Stock Option Plan

The Company’s Amended and Restated Stock Option Plan (the “Stock Option Plan”) permits the Company to grant to eligible persons options that are exercisable to purchase Common Shares at a specified exercise price. Upon adoption of the 2023 Plan, the Company froze the Stock Option Plan and, as such, will no longer be granting any additional awards under the Stock Option Plan. A total of 2,854,366 options to acquire an aggregate of 2,854,366 Common Shares pursuant to the Stock Option Plan remain outstanding.

The Stock Option Plan provides flexibility regarding the terms of individual grants. Grants to the NEOs prior to 2023 were made in accordance with the Company’s current Stock Option Policy, which provides that:

•	the exercise price of each option will be equal to the closing price of the Company’s Common Shares on the NYSE on the date of grant;

•	vesting of options will occur over three years from the date of grant, with 1/3 vesting on each of the first three anniversaries of the grant date; and

•	options will expire ten years after the date of grant, subject to a provision of the Stock Option Plan that provides, subject to certain exceptions, that if the tenth anniversary of the grant falls within, or within five business days after the end of, a “blackout period”, the date will be extended to the fifth business day after the end of such blackout period.

The circumstances under which an option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries are set forth in the option agreement, which may be waived or modified by the Compensation Committee at any time. The Stock Option Policy provides for the following terms, unless otherwise determined by the Compensation Committee, and such terms were incorporated into grants prior to 2023 to NEOs:

•	in the case of termination without cause, excluding voluntary termination, immediate vesting of all unvested options, and the optionee has 90 days from the date on which the optionee ceases to be employed by the Company to exercise all options;

•	in the case of voluntary termination, other than retirement, immediate cancellation of all unvested options, and the optionee has 90 days to exercise vested options;

•	in the case of retirement, all unvested options continue to vest after retirement in accordance with the existing vesting schedule for those particular options and all options expire on the earlier of three years from the date of retirement and the option 10-year expiry date, provided if the participant takes on any substitute paid employment or engagement before the third anniversary, the options will expire on the date when such participant takes on such paid employment or engagement;

•	in the case of death, all unvested options vest immediately, and the optionee’s legal representative has 365 days from the date of death to exercise the options if the optionee’s employment or eligibility ceases by reason of his or her death or if the optionee dies prior to the expiration of the periods described in the three bullet points above; or

•	in the case of termination with cause, all options expire immediately upon termination.

The Compensation Committee may incorporate into any option agreement terms which will, notwithstanding the time specified in such option agreement for the exercise of the option granted thereunder, allow the optionee to elect to purchase all or any of the Common Shares then subject to such option if the Compensation Committee in its discretion determines to permit the optionee to exercise the option in respect of such shares; provided, that the Stock Option Plan imposes restrictions on the acceleration of vesting of options in connection with a change of control.

The Stock Option Policy prohibits the granting of options during a blackout period. In addition, it prohibits the granting of options to our non-executive directors. With respect to continuing employees that are to receive options, the Company’s policy is to make such grants annually, as of the fifth business day following the release of the Company’s results for the most recently completed fiscal year.

The stock option portion of the 2021 Special Transformation Incentive Awards granted to the NEOs were awarded under the Stock Option Plan.

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IAA 2019 Omnibus Stock and Incentive Plan

Pursuant to the acquisition of IAA in 2023, the Company assumed all outstanding unvested equity awards granted under the IAA 2019 Omnibus Stock and Incentive Plan (the “IAA Plan”). By the terms of the merger agreement, the IAA equity awards were automatically converted into options and RSUs covering an aggregate of 554,106 Common Shares. Otherwise, the IAA equity awards continued to be governed by the IAA Plan on the same terms and conditions (including vesting and vesting acceleration provisions) as applicable prior to the effective time of the merger. The Company does not intend to make any additional awards under the IAA Plan.

The terms and vesting of IAA equity awards granted under the IAA Plan are fixed by the plan administrator in connection with the grant of each IAA equity award and set forth in each award agreement.

IronPlanet Stock Plans

Pursuant to the acquisition of IronPlanet in 2017, the Company assumed all outstanding unvested stock options (the “IronPlanet Options”) granted under the IronPlanet, Inc. 1999 Stock Plan (the “1999 IronPlanet Stock Plan”) and IronPlanet Holdings, Inc. 2015 Stock Plan (the “2015 IronPlanet Stock Plan”, and together with the 1999 IronPlanet Stock Plan, the “IronPlanet Stock Plans”). By the terms of the merger agreement and the stock option assumption notice provided to IronPlanet Option holders, the IronPlanet Options were automatically converted into options to acquire an aggregate of 737,358 Common Shares, with exercise prices per Common Share adjusted to give effect to the merger. Otherwise, the IronPlanet Options continued to be governed by the respective IronPlanet Stock Plans on the same terms and conditions (including vesting and vesting acceleration provisions) as applicable prior to the effective time of the merger. The Company does not intend to make any additional awards under the IronPlanet Stock Plans.

The terms and vesting of IronPlanet Options granted under the IronPlanet Stock Plans are fixed by the respective plan administrator in connection with the grant of each IronPlanet Option and set forth in each option agreement. Nonetheless, the option term may not exceed (i) 10 years from the grant date or (ii) such shorter term as may be provided in the option agreement.

The circumstances under which an IronPlanet Option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries or affiliates are, (i) under the 2015 IronPlanet Stock Plan, set forth in the option agreement, which provisions may be waived or modified by the Board or Compensation Committee at any time, and (ii) under the 1999 IronPlanet Stock Plan, as follows, unless otherwise determined by the Board or any of its committees:

•	in the case of termination of employment or service other than as provided below, the optionee has up to three months after the date of such termination (but in no event later than the expiration date of such IronPlanet Option) to exercise the IronPlanet Option;

•	in the case of termination of employment or service as a result of such optionee’s total and permanent disability, the optionee may exercise the IronPlanet Option within 12 months from the date of termination, or as a result of such optionee’s certain other types of disability, the optionee may exercise the IronPlanet Options under the 1999 IronPlanet Stock Plan within six months from the date of termination (but in no event later than the expiration date of such IronPlanet Option); or

•	in the case of death of the optionee during the term of employment or service or within 30 days following termination of employment or service, the IronPlanet Option may be exercised at any time within 12 months following the date of death (but in no event later than the expiration date of such IronPlanet Option).

The IronPlanet Stock Plans’ respective administrator may at any time offer to buy out for a payment in cash or Common Shares any IronPlanet Option previously granted under the IronPlanet Stock Plans on such terms and conditions as such administrator will establish and communicate to the optionee at the time that such offer is made.

In the event of certain change of control transactions (i) under the 2015 IronPlanet Stock Plan, each outstanding IronPlanet Option will be treated as the administrator determines and the administrator need not treat all outstanding IronPlanet Options (or portions thereof) in an identical manner, and (ii) under the 1999 IronPlanet Stock Plan, each outstanding IronPlanet Option will be assumed or an equivalent option or right will be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the outstanding IronPlanet Options or to substitute equivalent options, in which case such IronPlanet Options will terminate upon the consummation of the transaction.

88	2024 Proxy Statement

Performance Share Unit Plans

The Company’s Amended and Restated Senior Executive PSU Plan (the “Executive PSU Plan”) and Amended and Restated Employee PSU Plan (the “Employee PSU Plan” and, together with the Executive PSU Plan, the “PSU Plans”) permit the Company to grant PSUs to employees. A PSU is an award under which the recipient is eligible to earn a payment during an applicable performance period based upon the performance of the Company against certain criteria during and at the end of such performance period. The PSUs, following vesting, entitle the participant to receive, at the election of the Compensation Committee or the Board, either cash or Common Shares, net of applicable withholding taxes. The amount of the payment to be made is calculated based on the number of vested PSUs multiplied by the fair market value of one Common Share as at the date of vesting, based on the volume weighted average price of a Common Share reported by the NYSE for the 20 trading days prior to the date of vesting.

Upon adoption of the 2023 Plan, the Company froze the PSU Plans and, as such, will not be granting any additional awards under the PSU Plans. A total of 428,894 outstanding PSUs to acquire an aggregate of 428,894 Common Shares pursuant to the PSU Plans remain outstanding.

If the Compensation Committee or the Board determines to satisfy the payment in Common Shares, the amount of the payment, net of applicable withholding taxes, will either be satisfied by the issuance of Common Shares to the participant or by making open market purchases of Common Shares on behalf of the participant, as determined by the Compensation Committee or the Board, subject to certain restrictions including that vested PSUs held by our NEOs may not be satisfied through open market purchased Common Shares. No more than 500,000 Common Shares will be purchased in the open market under the PSU Plans.

The PSU Plans provide the Compensation Committee and the Board with significant discretion regarding the vesting terms and criteria for PSUs, including the waiver of any vesting restrictions. Additional PSUs are credited on PSUs held by participants corresponding to dividends declared on the Common Shares. Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;

•	for cause, unvested PSUs will not vest and will be forfeited;

•	as a result of voluntary resignation by the participant (other than retirement), unvested PSUs will not vest and will be forfeited;

•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s PSU account as at the last day of active employment that subsequently vest; and

•	upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be settled in shares, net of applicable tax withholding or shall be payable by a lump sum cash payment, net of applicable tax withholding.

For participants in the Executive PSU Plan, if a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Executive PSU Plan, upon a change of control or within one year following a change of control, then all PSUs recorded in the participant’s PSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of termination.

For purposes of the Executive PSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Common Shares;

•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Common Shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or

•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

The PSU portion of the 2021 Special Transformation Incentive Awards granted to the NEOs was awarded under the Executive PSU Plan.

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Restricted Share Unit Plans

The Company’s Amended and Restated Senior Executive RSU Plan (the “Senior Executive RSU Plan”) and Amended and Restated Employee RSU Plan (the “Employee RSU Plan” and, together with the Senior Executive RSU Plan, the “RSU Plans”) permit the Company to grant RSUs to employees. Upon adoption of the 2023 Plan, the Company froze the RSU Plans and, as such, will not be granting any additional awards under the RSU Plans. A total of 32,711 outstanding RSUs to acquire an aggregate of 32,711 Common Shares pursuant to the RSU Plans remain outstanding.

An RSU is an award under which the recipient is eligible to earn a cash payment or a specified number of our Common Shares following an applicable vesting period based. The RSUs, following vesting, entitle the participant to: (i) a specified amount of cash, net of all applicable withholding taxes; (ii) a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of Common Shares; or (iii) a payment that, net of all applicable withholding taxes, will be applied to open market purchases of Common Shares on behalf of participants; provided that this method of settlement is not available for certain of our officers and directors. The payment to be received, or applied to the purchase or issuance of Common Shares, is based on the number of vested RSUs multiplied by the fair market value of one Common Share as at the date of vesting.

The maximum number of Common Shares that may be issued or delivered pursuant to open market purchases under the RSU Plans is 800,000.

Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;

•	for cause, unvested RSUs will not vest and will be forfeited;

•	as a result of voluntary resignation by the participant (other than retirement), unvested RSUs will not vest and will be forfeited;

•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s RSU account as at the last day of active employment that subsequently vest; and

•	upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be settled in shares, net of applicable tax withholding or shall be payable by a lump sum cash payment, net of applicable tax withholding.

For participants in the Senior Executive RSU Plan, if a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Senior Executive RSU Plan, upon a change of control or within one year following a change of control, then all RSUs recorded in the participant’s RSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested RSUs, net of all applicable tax withholdings, within 30 days of the date of termination.

For purposes of the Senior Executive RSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Common Shares;

•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Common Shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or

•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

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Employee Stock Purchase Plan

The Employee Stock Purchase Plan (“ESPP”) was approved by the Company's shareholders in May 2023, and includes two components: an IRC Section 423 Component (the “423 Component”) and a non-IRC Section 423 Component (the “Non-423 Component”). It is our intention that the 423 Component qualify as an “employee stock purchase plan” under Section 423 of the IRC. Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423 of the IRC, rights will be granted pursuant to rules adopted by the administrator of the ESPP designed to achieve tax, securities laws or other objectives for eligible employees.

Common Shares Subject to the ESPP. An aggregate of 3,000,000 Common Shares are reserved and available for issuance under the ESPP. If our capital structure changes because of a share dividend, share split or similar event, the number of Common Shares that can be issued under the ESPP will be appropriately adjusted.

Plan Administration. The ESPP is administered by the Compensation Committee, which has full authority to make, administer and interpret such rules and regulations regarding the ESPP as it deems advisable.

No Common Shares shall be purchased under the ESPP on behalf of a participant if, together with any other security based compensation arrangement established or maintained by the Company, such purchase could result, at any time, in:

•	the number of Common Shares issuable to insiders, at any time, exceeding 10% of the issued and outstanding Common Shares from time to time; or

•	the number of Common Shares issued to insiders within any one-year period exceeding 10% of the issued and outstanding Common Shares from time to time.

Eligibility. All individuals classified as employees on the payroll records of the Company or the Designated Companies (as defined in the ESPP) as of the first day of the applicable offering period (the “Offering Date”) are eligible to participate in the ESPP; provided that the administrator of the ESPP may determine, in advance of any offering period, that employees are eligible only if, as of the Offering Date, (a) they are customarily employed by the Company or a Designated Company for more than 20 hours a week, (b) they are customarily employed by the Company or a Designated Company for more than five months per calendar year, and/or (c) they have completed six months of employment (or such other period as determined by the administrator of the ESPP, provided such service requirement does not exceed two years of employment). No person who owns or holds, or as a result of participation in the ESPP would own or hold, Common Shares or options to purchase Common Shares, that together equal 5% or more of our total outstanding Common Shares is entitled to participate in the ESPP. No employee may exercise a right granted under the ESPP that permits the employee to purchase Common Shares having a value of more than $25,000 (determined using the fair market value of the Common Shares at the time such right is granted) in any calendar year. The ESPP defines “fair market value” by reference to the closing price of our Common Shares on the NYSE or the TSX, whichever exchange has the majority of trading volume at such time.

Participation; Payroll Deductions; Cashless Exercise Program. Participation in the ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage or amount of base pay. Employees may authorize payroll deductions, with a minimum of 1% of base pay and a maximum of 15% of base pay or such other minimum or maximum as may be specified by the administrator of the ESPP in advance of an offering, provided that the maximum specified by the administrator of the ESPP does not exceed 15%. In addition to such payroll deductions, participants other than executive officers of the Company may elect to purchase Common Shares under the ESPP pursuant to a cashless participation program through loans from a third-party provider (the “Cashless Participation Program”). Once an employee becomes a participant in the ESPP, that employee will automatically participate in successive offering periods (as described below) and purchases will continue at the same percentage of compensation until that employee files a new enrollment form, withdraws from the ESPP or becomes ineligible to participate in the ESPP.

Offering Periods; Purchase Periods. The initial offering of Common Shares under the ESPP began on July 3, 2023 and ended on November 14, 2023. Subsequent offerings of Common Shares under the ESPP will be for a period of 12 months, which we refer to as an “offering period.” Separate subsequent offering periods will (a) begin on the first trading day on or after each May 15 and end on the last trading day on or prior to the following May 14, and (b) begin on the first trading day on or after each November 15 and end on the last trading day on or prior to the following November 14. The administrator of the ESPP may, in its discretion, designate a different period for any offering period but no offering period shall exceed 27 months in duration. Unless the administrator of the ESPP otherwise determines, each offering period shall be divided into two six-month purchase periods and, unless otherwise determined by the administrator of the ESPP, participants will only be permitted to participate in one offering period at a time. Unless the administrator of the ESPP, in its sole discretion, chooses otherwise prior to the Offering Date, and to the extent an offering has more than one purchase period and to the extent permitted by applicable law, if the fair market value of the Common Shares on any exercise date in an offering is lower than the fair market value of the

91	2024 Proxy Statement

Common Shares on the Offering Date, then all participants in such offering automatically will be withdrawn from such offering immediately after the exercise of their right on such exercise date and automatically re-enrolled in the immediately following offering as of the first day thereof and the preceding offering will terminate.

Exercise Price. On the Offering Date for an offering period, employees participating in that offering period will receive a right to purchase Common Shares. On the exercise date of each purchase period, the employee is deemed to have exercised the right, at the exercise price, to the extent of accumulated payroll deductions and additional contributions made pursuant to the Cashless Participation Program. The exercise price is equal to the lesser of (1) 85% the fair market value per Common Share on the Offering Date or (2) 85% of the fair market value per Common Share on the exercise date. The maximum value of Common Shares that may be issued to any employee under the ESPP, in any offering period is $25,000 (valued as of the Offering Date) or such other lesser number of shares as determined by the administrator of the ESPP from time to time.

Subject to certain limitations, the number of Common Shares a participant purchases in each offering period is determined by dividing the total amount of (i) payroll deductions withheld from the participant’s compensation during the purchase period and (ii) additional contributions made pursuant to the Cashless Participation Program by the exercise price. In general, if an employee is no longer a participant on an exercise date, the employee’s right will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.

Terms of Participation. Except as may be permitted by the administrator of the ESPP in advance of an offering, a participant may decrease the amount of such participant’s contributions once during any offering period but may not increase the amount of such participant’s contributions during any offering period. Unless otherwise determined by the administrator of the ESPP, a participant may increase or decrease such participant’s contributions with respect to the next offering period by filing a new enrollment form by such deadline as shall be established by the administrator of the ESPP for the offering period. A participant may withdraw from an offering period by giving written notice to the Company or an agent designated by the Company in a form acceptable to the administrator of the ESPP (including, but not limited to, by electronic means) no later than one month prior to the end of the then-applicable offering period (or such shorter or longer period as may be specified by the administrator of the ESPP prior to any offering period). A participant’s withdrawal will be effective as soon as practicable following receipt of written notice of withdrawal by the Company or an agent designated by the Company. If a participant withdraws from an offering period, that participant may not again participate in the same offering period, but may enroll in subsequent offering periods. Enrollments, deduction changes and withdrawals may only occur when the Company is not in a blackout period established by the Company’s insider trading policies and procedures, as in effect from time to time.

Sale Event. In the case of and subject to the consummation of a Sale Event (as defined in the ESPP) the administrator of the ESPP, in its discretion, and on such terms and conditions as it deems appropriate, is authorized to take any one or more of the following actions under the ESPP or with respect to any right under the ESPP or to facilitate such transactions or events, provided, however, no action shall be taken to the extent that it will cause the rights held by participants who are resident in Canada or employed in Canada to not comply with section 7 of the Income Tax Act (Canada): (a) to provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the administrator of the ESPP in its sole discretion; (b) to provide that the outstanding rights under the ESPP shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar rights covering shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (c) to make adjustments in the number and type of Common Shares subject to outstanding options under the ESPP and/or in the terms and conditions of outstanding rights and rights that may be granted in the future; (d) to provide that the offering with respect to which a right relates will be shortened by setting a new exercise date on which such offering period will end; and (e) to provide that all outstanding rights shall terminate without being exercised and all amounts in the accounts of participants shall be promptly refunded.

Transferability. The rights under the ESPP are not transferable by a participant other than by will or the laws of descent and distribution.

Rights on Termination of Employment. Unless otherwise required by applicable law, if a Participant’s employment terminates for any reason before the exercise date for any offering, such Participant’s participation in the ESPP will terminate immediately and no payroll deductions will be taken from any pay due and owing to the Participant on or after the termination date.

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Term; Amendments and Termination. The ESPP will continue until terminated by the Board. The Board may terminate the ESPP at any time, provided that, no action shall be taken to the extent that it will cause the rights held by participants who are resident in Canada or employed in Canada to not comply with section 7 of the Income Tax Act (Canada). Upon termination of the ESPP, all amounts in the accounts of participants shall be promptly refunded. The Board may, insofar as permitted by law and subject to any required approval of the NYSE and the TSX, any other stock exchange or other authority, amend, modify, revise or otherwise change the terms of the ESPP, in whole or in part, provided that, no action shall be taken to the extent that it will cause the rights held by participants who are resident in Canada or employed in Canada to not comply with section 7 of the Income Tax Act (Canada). The Board may suspend, discontinue or terminate the ESPP at any time. No shareholder approval will be required for: (i) amendments of a “housekeeping nature”; (ii) amendments necessary to comply with applicable law; (iii) amendments to the eligibility to participate in offerings under the ESPP other than an amendment which would have the potential of broadening or increasing insider participation; (iv) amendments to the allowable employee contribution provided that the allowable employee contribution may not exceed 15% of an eligible employee’s base pay for each pay period; and (v) amendments necessary to suspend or terminate the ESPP. Shareholder approval shall be required for: (i) any amendment to increase the maximum number of Common Shares reserved for issuance from treasury under the ESPP; (ii) any amendment that would increase the allowable employee contribution to an amount greater than 15% of an eligible employee’s base pay for each pay period; (iii) any amendment that would provide for any form of financial assistance to participants; (iv) any amendment to remove, exceed or increase the limits on insider participation in the ESPP; and (v) any amendment to the amendment provisions of the ESPP not permitted under the terms of the ESPP.

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Outstanding Equity Awards as of December 31, 2023

The following table provides information related to the outstanding stock option awards and share-based awards held by each of our NEOs as of December 31, 2023.

		Option Awards[1]				Share Awards
		Number of Securities Underlying Unexercised Options (#)

Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Common Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Common Shares or Units of Stock That Have Not Vested($)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested(#)[3]	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested($)[3]
James Kessler	8-Aug-23	—	166,981	58.09	08-Aug-33	—	—	—	—
	8-Aug-23[4]	—	—	—	—	51,098	3,417,945	—	—
	8-Aug-23[5]	—	—	—	—	—	—	102,195	6,835,824
	15-Mar-22	19,829	39,624	57.70	15-Mar-32	—	—	—	—
	15-Mar-22[6]	—	—	—	—	—	—	16,686	1,116,127
	12-Aug-21	—	20,742	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	25,615	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	31,355	100.00	12-Aug-27	—	—	—	—
	12-Aug-21[7]	—	—	—	—	—	—	9,505	635,789
	25-Feb-21	30,439	15,219	54.83	25-Feb-31	—	—	—	—
	25-Feb-21[2,8]	—	—	—	—	20,827	1,393,118	—	—
	12-May-20	53,649	—	41.84	12-May-30	—	—	—	—
Ann Fandozzi	15-Mar-22	—	105,746	57.70	15-Mar-32	—	—	—	—
	15-Mar-22[6]	—	—	—	—	—	—	44,497	2,976,404
	12-Aug-21	—	74,669	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	92,214	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	112,877	100.00	12-Aug-27	—	—	—	—
	12-Aug-21[7]	—	—	—	—	—	—	34,218	2,288,842
	25-Feb-21	—	54,789	54.83	25-Feb-31	—	—	—	—
	25-Feb-21[2,8]	—	—	—	—	74,979	5,015,345	—	—
Megan Cash	31-May-23[4]	—	—	—	—	3,997	267,359	—	—
	15-Mar-22	2,444	4,884	57.70	15-Mar-32	—	—	—	—
	15-Mar-22[6]	—	—	—	—	—	—	2,055	137,459
	10-Nov-21	—	5,573	80.00	10-Nov-2027	—	—	—	—
	10-Nov-21	—	5,457	90.00	10-Nov-2027	—	—	—	—
	10-Nov-21	—	7,282	100.00	10-Nov-2027	—	—	—	—
	9-Mar-21[9]	—	—	—	—	43	2,876	—	—
	25-Feb-21	5,494	2,746	54.83	25-Feb-31	—	—	—	—
	25-Feb-21[2,8]	—	—	—	—	3,758	251,373	—	—

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		Option Awards[1]				Share Awards
		Number of Securities Underlying Unexercised Options (#)

Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Common Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Common Shares or Units of Stock That Have Not Vested($)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested(#)[3]	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested($)[3]
Eric Jacobs	6-Jun-22[6]	—	—	—	—	—	—	7,348	491,510
	6-Jun-22[6]		—	—	—	—	—	25,559	1,709,621
	6-Jun-22[7]		—	—	—	—	—	8,249	551,776
Baron Concors	8-Aug-23	—	28,539	58.09	08-Aug-33	—	—	—	—
	8-Aug-23[4]	—	—	—	—	8,734	584,217	—	—
	8-Aug-23[5]	—	—	—	—	—	—	17,466	1,168,301
	15-Mar-22	11,926	23,850	57.70	15-Mar-32	—	—	—	—
	15-Mar-22[6]	—	—	—	—	—	—	10,036	671,308
	12-Aug-21	—	18,437	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	22,769	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	27,871	100.00	12-Aug-27	—	—	—	—
	12-Aug-21[7]	—	—	—	—	—	—	8,449	565,154
	25-Feb-21	27,057	13,528	54.83	25-Feb-31	—	—	—	—
	25-Feb-21[2,8]	—	—	—	—	18,513	1,238,355	—	—
	12-May-20	42,919	—	41.84	12-May-30	—	—	—	—
Jeff Jeter	8-Aug-23	—	14,464	58.09	08-Aug-33	—	—	—	—
	8-Aug-23[4]	—	—	—	—	4,426	296,055	—	—
	8-Aug-23[5]	—	—	—	—	—	—	8,853	592,177
	15-Mar-22	4,829	9,654	57.70	15-Mar-32	—	—	—	—
	15-Mar-22[6]	—	—	—	—	—	—	4,063	271,774
	12-Aug-21	—	7,744	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	9,563	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	11,706	100.00	12-Aug-27	—	—	—	—
	12-Aug-21[7]	—	—	—	—	—	—	3,549	237,393
	25-Feb-21	11,364	5,682	54.83	25-Feb-31	—	—	—	—
	25-Feb-21[2,8]	—	—	—	—	7,776	520,137	—	—
	05-Mar-20	17,072	—	40.64	05-Mar-30	—	—	—	—
	07-Mar-19	11,416	—	33.79	07-Mar-29	—	—	—	—

95	2024 Proxy Statement

		Option Awards[1]				Share Awards
		Number of Securities Underlying Unexercised Options (#)

Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Common Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Common Shares or Units of Stock That Have Not Vested($)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested(#)[3]	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested($)[3]
Darren Watt	8-Aug-23	—	9,040	58.09	08-Aug-33	—	—	—	—
	8-Aug-23[4]	—	—	—	—	2,767	185,085	—	—
	8-Aug-23[5]	—	—	—	—	—	—	5,533	370,102
	15-Mar-22	3,951	7,902	57.70	15-Mar-32	—	—	—	—
	15-Mar-22[6]	—	—	—	—	—	—	3,325	222,409
	12-Aug-21	—	6,269	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	7,742	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	9,477	100.00	12-Aug-27	—	—	—	—
	12-Aug-21[7]	—	—	—	—	—	—	2,873	192,175
	25-Feb-21	9,100	4,549	54.83	25-Feb-31	—	—	—	—
	25-Feb-21[2,8]	—	—	—	—	6,226	416,457	—	—
	05-Mar-20	16,921	—	40.64	05-Mar-30	—	—	—	—
	07-Mar-19	16,850	—	33.79	07-Mar-29	—	—	—	—
	01-Mar-18	15,665	—	32.16	01-Mar-28	—	—	—	—
	02-Mar-17	14,800	—	32.16	02-Mar-27	—	—	—	—
	02-Mar-16	10,264	—	24.07	02-Mar-26	—	—	—	—
Carmen Thiede	8-Aug-23	—	20,675	58.09	08-Aug-33	—	—	—	—
	8-Aug-23[4]	—	—	—	—	6,327	423,209	—	—
	8-Aug-23[5]	—	—	—	—	—	—	12,654	846,419
	9-Sep-22	2,699	5,400	68.46	15-Mar-32	—	—	—	—
	9-Sep-22[6]	—	—	—	—	—	—	2,306	154,248
	15-Mar-22	6,250	12,500	57.70	15-Mar-32	—	—	—	—
	15-Mar-22[6]	—	—	—	—	—	—	5,260	351,841
	12-Aug-21	—	9,680	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	11,954	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	14,633	100.00	12-Aug-27	—	—	—	—
	12-Aug-21[7]	—	—	—	—	—	—	4,436	296,724
	25-Feb-21	14,205	7,102	54.83	25-Feb-31	—	—	—	—
	25-Feb-21[2,8]	—	—	—	—	9,719	650,104	—	—
	12-May-20	22,533	—	41.84	12-May-30	—	—	—	—

1.	Represents option awards granted under our 2023 Share Incentive Plan if the grant date is in 2023. Prior to this date all option awards were granted under our 1999 Stock Option Plan. All stock options vest in equal annual installments over three years from the grant date.

2.	Represents earned PSUs granted under the Executive PSU Plan. The amount includes dividend equivalent units that were earned during the vesting period and were paid out when the underlying PSUs vested. Market value is based on the closing Common Share price on the NYSE as of December 29, 2023, the last trading day of 2023, which was $66.89 per Common Share.

3.	Represents PSUs granted under the Executive PSU Plan and assumes 200% of target performance for unearned PSUs, except for 2021 Special Awards, for which 100% of target performance is assumed for unearned PSUs. Market value is based on the closing Common Share price on the NYSE as of December 29, 2023, the last trading day of 2023, which was $66.89 per Common Share. The amount includes dividend equivalent units that are accrued during the vesting period and are paid out when the underlying PSUs vest.

4.	Represents RSUs granted under our 2023 Share Incentive Plan, which vest in equal annual installments over three years from March 15, 2023.

5.	Represents PSUs granted under the 2023 Share Incentive Plan for the three-year performance period ending December 31, 2025 that vest on March 14, 2026.

6.	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending December 31, 2024 that vest on March 14, 2025.

7.	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending July 31, 2024 that vest on August 11, 2024, except for Mr. Jacobs, whose PSUs vest on June 5, 2025.

8.	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending December 31, 2023 that vested on February 24, 2024 at 198% of target performance.

9.	Represents RSUs granted under the 2017 Executive RSU Plan, which vest February 24, 2024.

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Option Exercises and Stock Vested in 2023

The following table provides information regarding our NEO’s stock option exercises and vesting of PSUs during 2023.

	Option Awards		Stock Awards
	Number of Common Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Common Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
James Kessler	—	—	103,810	6,128,922
Ann Fandozzi	223,429	2,345,976	153,452	9,059,813
Megan Cash	13,596	333,867	2,345	138,412
Eric Jacobs	59,483	395,604	—	—
Baron Concors	—	—	33,219	1,961,254
Jeff Jeter	—	—	8,829	521,252
Darren Watt	644	26,470	5,833	344,393
Carmen Thiede	—	—	41,109	2,427,053

1. Value realized on exercise of stock options is based on the fair market value of our Common Shares on the date of exercise minus the exercise price and does not reflect actual proceeds received.

2. Value realized on vesting of stock awards is based on the closing price of our Common Shares on the vest date.

Potential Payments Upon Termination or Change in Control

The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the NEOs would have been entitled if a termination of employment or change in control occurred on December 31, 2023. The actual amounts to be paid out can only be determined at the time of the NEO’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs or include distributions of plan balances under our 401(k) Plan. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards. Ms. Fandozzi and Mr. Jacobs’ employment terminated during 2023 and they have therefore been omitted from the table below. Ms. Fandozzi has not received any severance payments or benefits in connection with the termination of her employment and the severance benefits actually paid to Mr. Jacobs are reported in the Summary Compensation Table on page 81.

Named Executive Officer	Termination for “Cause”	Termination without “Cause” or if applicable, for “Good Reason”[8]	Resignation	Retirement[6]	“Change of Control”	Termination without “Cause” or “Good Reason” following “Change of Control”[1]
James Kessler
Cash severance[2]	—	1,275,000	—	—	—	1,275,000
Short-term incentive[3]	—	2,656,250	—	—	—	2,656,250
Acceleration of equity awards[4,6,7]	—	2,017,394	—	—	—	14,726,688
Present value of group plan benefits	—	26,637	—	—	—	43,060
Total Termination Benefits	—	5,975,281	—	—	—	18,700,998
Megan Cash
Cash severance[2]	—	260,867	—	—	—	260,867
Short-term incentive[3]	—	156,520	—	—	—	156,520
Acceleration of equity awards[4,6,7]	—	78,001	—	—	—	78,001
Present value of group plan benefits	—	1,171	—	—	—	1,171
Total Termination Benefits	—	496,559	—	—	—	496,559

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Named Executive Officer	Termination for “Cause”	Termination without “Cause” or if applicable, for “Good Reason”[8]	Resignation	Retirement[9]	“Change of Control”	Termination without “Cause” or “Good Reason” following “Change of Control”[1]
Baron Concors
Cash severance[2,5]	—	862,500	—	—	—	862,500
Short-term incentive[3]	—	1,150,000	—	—	—	1,150,000
Acceleration of equity awards[4,6,7]	—	633,472	—	—	—	4,247,882
Present value of group plan benefits[10]	—	693	—	—	—	3,422
Total Termination Benefits	—	2,646,665	—	—	—	6,263,804
Jeff Jeter
Cash severance[2,5]	—	600,000	—	—	—	900,000
Short-term incentive[3]	—	750,000	—	—	—	1,875,000
Acceleration of equity awards[4,6,7]	—	284,528	—	—	—	4,247,882
Present value of group plan benefits	—	33,541	—	—	—	51,927
Total Termination Benefits	—	1,668,069	—	—	—	7,074,809
Darren Watt
Cash severance[2,5]	—	625,006	—	—	—	625,006
Short-term incentive[3]	—	437,504	—	—	—	729,174
Acceleration of equity awards[4,6,7]	—	207,032	—	—	—	1,387,124
Present value of group plan benefits	—	3,278	—	—	—	6,273
Total Termination Benefits	—	1,272,821	—	—	—	2,747,577
Carmen Thiede
Cash severance[2,5]	—	810,000	—	—	—	810,000
Short-term incentive[3]	—	1,080,000	—	432,000	—	1,080,000
Acceleration of equity awards[4,6,7]	—	382,465	—	—	—	2,783,196
Present value of group plan benefits	—	20,351	—	—	—	32,762
Total Termination Benefits	—	2,292,816	—	432,000	—	4,705,958

1.	Represents the occurrence of a double-trigger event under the Change of Control Agreements.

2.	Represents cash payments based on base salary.

3.	Represents cash payments of the short-term incentive plan.

4.	Includes cash payments for accelerated vesting of PSUs upon a double-trigger event. Amounts are calculated based on the closing Common Share price on the NYSE of $66.89 as of December 29, 2023.

5.	Ms. Cash and Mr. Watt are paid in Canadian dollars. Amounts reported are converted based on the average annual Canadian and U.S. dollar exchange rate of CA$1 to US$0.7411 as of December 29, 2023, the last trading day of 2023.

6.	The value of accelerated stock options is determined by subtracting the exercise price of the stock option from the closing Common Share price on the NYSE of $66.89 as of December 29, 2023, the last trading day of 2023, and multiplying the result, if a positive number (“in-the-money”), by the number of option shares that would vest as a result of termination.

7.	The value of the PSUs assumes achieving target performance levels and is based on the closing Common Share price on the NYSE of $66.89 as of December 29, 2023, the last trading day of 2023.

8.	Includes termination as a result of death or disability.

9.	Age requirements must be met to receive any payments upon Retirement. See “Retirement” on page 79.

10.	Mr. Concors waived medical plan benefits in 2023.

98	2024 Proxy Statement

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annualized annual total compensation of James Kessler, our CEO in each case, inclusive of compensation under nondiscriminatory benefit plans.

For 2023, our last completed fiscal year:

•	the annual total compensation of our median employee (other than our CEO) was $57,010;

•	Mr. Kessler’s annual total compensation for the full year was $15,779,761; and

•	based on this information, for 2023, the ratio of the median of the annual total compensation of all employees to the annual total compensation of our CEO was 1 to 277. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K.

Under the SEC’s pay ratio rules, a company is required to identify its median employee only once every three years and calculate total compensation for that employee each year provided that, there has been no change in its employee population or employee compensation arrangements that it reasonably believes would result in a significant change to its pay ratio disclosure. Since it has been three years since we last identified our median employee and since our employee population has significantly changed, we identified a new median employee for purposes of our fiscal 2023 pay ratio disclosure. We used the following material assumptions, adjustments, and estimates to identify the median employee as of November 30, 2023, to determine the median of the annual total compensation of all our employees other than our CEO and to determine the annual total compensation of the median employee and our CEO:

We determined that, as of November 30, 2023, our employee population consisted of approximately 8,629 individuals working at our parent company and consolidated subsidiaries. This population consisted of our full-time, part-time, and temporary employees. We had no seasonal employees as of November 30, 2023.

As permitted under SEC rules, we adjusted the employee population to exclude 385 non-U.S. employees (which is less than 5.0% of our total workforce shown above), including all employees from the following foreign jurisdictions: Australia (96), Belgium (3), China (12), Finland (20), France (40), Germany (40), Ireland (9), Italy (32), Japan (2), Mexico (39), New Zealand (3), Panama (1), Poland (9), Portugal (1), Romania (1), Singapore (2), Spain (27), Sweden (14), Turkey (2), and United Arab Emirates (32). Following these exclusions, our adjusted employee population was 8,244, of which 1,178 were part-time or temporary employees.

We calculated, for each employee in the adjusted employee population, the employee’s gross pay, and taxable benefits (converted to USD), and in doing so we annualized the compensation for our permanent full-time and part-time employees who were newly hired during 2023 and therefore not employed for the full measurement period.

For both the median employee and our CEO, we included the estimated aggregate value of the employee’s compensation under the following non-discriminatory benefit plans: (i) group health care benefits and (ii) group life insurance.

99	2024 Proxy Statement

Pay Versus Performance

											Value of Initial Fixed $100 Investment Based On:

Fiscal Year a	Summary Compensation Table Total for James Kessler ($)[1] b	Compensation Actually Paid to James Kessler $[2] (c)	Summary Compensation Table Total for Ann Fandozzi[2] ($)[1] b	Compensation Actually Paid to Ann Fandozzi[2] $[2] (c)	Summary Compensation Table Total for Sharon Driscoll[3] ($)[1] b	Compensation Actually Paid to Sharon Driscoll[3] $[2] (c)	Summary Compensation Table Total for Karl Werner[4] ($)[1] b	Compensation Actually Paid to Karl Werner[4] $[2]	Average Summary Compensation Table Total for non-PEO NEOs $[3] (d)	Average Compensation Actually Paid to non-PEO NEOs $[4] (e)	Total Shareholder Return $[5] (h)	Peer Group Total Shareholder Return $[6] (g)	Net Income ($ in Millions) (h)	Agency Proceeds ($ in Millions) (i)
2023	15,928,325	25,849,889	792,366	9,727,850	–	–	–	–	2,811,920	3,697,652	170	123	175	1,173
2022	–	–	7,919,967	7,755,014	–	–	–	–	3,552,402	3,341,006	141	114	320	1,073
2021	–	–	10,381,730	9,943,897	–	–	–	–	2,997,009	2,272,068	147	124	152	917
2020	–	–	7,193,425	15,132,997	2,101,690	6,148,171	1,197,232	3,159,702	2,529,898	5,860,977	165	102	170	859
											100.00	100.00

1.	The Principal Executive Officers (the “PEOs”) for 2023 were James Kessler who served as PEO from August 1, 2023 through December 31, 2023 and Ann Fandozzi who served as PEO from January 1, 2023 through July 31, 2023. Ms. Fandozzi served as PEO in 2021 and 2022. The PEOs for 2020 were Sharon Driscoll and Karl Werner, who served as co-PEOs from January 1, 2020 through January 5, 2020, and Ms. Fandozzi who served as PEO, effective January 6, 2020. The Summary Compensation Table on page 81 provides the details of Mr. Kessler’s, and Ms. Fandozzi’s compensation for each of the past three years as set forth in column (b).

2.	SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay Versus Performance Table. Compensation actually paid (“CAP”) does not necessarily represent cash and/or equity value transferred to the applicable PEO, but rather is a value calculated under applicable SEC rules. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amount reported for the PEO in the “Total” column of the Summary Compensation Table to calculate CAP. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

Prior FYE Current FYE Fiscal Year		Mr. Kessler 12/31/2022 12/31/2023 2023
SCT Total		$15,928,325
-	Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0
-	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($13,155,999)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$18,016,114
+	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$1,136,214
+	Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+	Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$3,925,235
-	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
+	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0
Compensation Actually Paid		$25,849,889

100	2024 Proxy Statement

Prior FYE Current FYE Fiscal Year		Ms. Fandozzi 12/31/2022 12/31/2023 2023
SCT Total		$792,366
-	Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0
-	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$0
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$0
+	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$3,767,686
+	Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+	Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$5,167,798
-	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
+	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0
Compensation Actually Paid		$9,727,850

3.
The non-PEO NEOs for 2020 were James Kessler, Baron Concors, and Carmen Thiede. The non-PEO NEOs in 2021 were Sharon Driscoll, Mr. Kessler, Mr. Concors, and Kari Taylor. The non-PEO NEOs for 2022 were Ms. Driscoll, Eric Jacobs, Mr. Kessler, Mr. Concors, and Ms. Thiede. The non-PEO NEOs for 2023 were Megan Cash, Mr. Concors, Mr. Jacobs, Jeff Jeter, Darren Watt and Ms. Thiede. The Summary Compensation Table on page 81 provides details of each of the non-PEO NEOs’ compensation.

4.	CAP to the non-PEO NEOs in 2023 was calculated as follows:

Prior FYE Current FYE Fiscal Year		Non-PEO NEOs 12/31/2022 12/31/2023 2023
SCT Total		$2,811,920
-	Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0
-	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($989,323)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,352,235
+	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$442,293
+	Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+	Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$536,463
-	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	($455,936)
+	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0
Average Compensation Actually Paid		$3,697,652

5.	The Company’s TSR is determined based on the value of an initial fixed investment of $100 in Common Shares.

6.	The Company is using the S&P/TSX Index to measure our peer group TSR performance. The S&P/TSX is the peer group the Company used for purposes of Item 201(e) of Regulation S-K under the Exchange Act in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

7.	The following table identifies the five most important financial performance measures used by our Compensation Committee in 2023 to link the CAP to our PEO and other NEOs. Each of these performance measures is discussed in the CD&A above and defined in the Appendix A: Selected Definitions of Operational and Financial Performance on page 109.

101	2024 Proxy Statement

Financial Performance Measures

Agency Proceeds

OFCF

Earnings CAGR

Budgeted Non-GAAP Operating Income

rTSR

Pay Versus Performance Alignment

The charts below show, for the past four years, (i) the relationship of the Company’s TSR relative to its peers as well as (ii) the relationship between the PEO and non-PEO NEO CAP and (1) the Company’s TSR; (2) the Company’s net income; and (3) the Company’s Agency Proceeds. The CAP over the four-year period ended December 31, 2023 follows the trend in the Company TSR results over the same period. In addition, the chart titled “Company TSR vs. Peer Group TSR” reflects that our TSR over this four-year period exceeds the S&P/TSX TSR over the same period. In 2020, Ms. Fandozzi, Ms. Driscoll and Mr. Werner are included in the CAP for our PEOs. Mr. Werner and Ms. Driscoll are not included in the PEO CAP in 2021, 2022, or 2023. In 2022, Mr. Jacobs joined the Company, which is reflected in the higher average CAP in 2022 due to his new hire and 2021 Special Transformation Awards granted in 2022. Mr. Kessler was appointed Chief Executive Officer in August 2023 and received commensurate compensation adjustments, which is reflected in the higher CAP in 2023. Mr. Kessler and Ms. Fandozzi are included in the PEO CAP in 2023.

Company TSR vs. Peer Group TSR
Cumulative TSR (value of initial $100 investment)
$200
$180
$160
$140
$120
$100
$80
$100
$165
$147
$141
$170
$102
$124
$114
$123
2019
2020
2021
2022
2023
Company Cumulative TSR
S&P/TSX

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$200
$180
$160
$140
$120
$100
$80
Cumulative TSR (value of initial $100 investment)
$165
$147
$141
$170
2020
2021
2022
2023
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$350
$300
$250
$200
$150
$100
$50
$0
Net Income (millions)
$170
$152
$320
$175
2020
2021
2022
2023
PEO
Average for Non-PEO NEOs
Net Income (millions)

Compensation Actually Paid vs. Agency Proceeds
Compensation Actually Paid
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Agency Proceeds
$859
$917
$1,073
$1,173
2020
2021
2022
2023
PEO
Average for Non-PEO NEOs
Agency Proceeds

102	2024 Proxy Statement

Equity compensation plan information as of December 31, 2023

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information about the Company’s equity compensation plans as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders[1]	4,341,109[2]	$59.89[3]	11,331,020[4]
Equity compensation plans not approved by security holders	—	—	—
Total	4,341,109	$59.89	11,331,020

1.	Reflects our 2023 Share Incentive Plan, which was approved by the Company’s shareholders on May 8, 2023, as well as equity awards granted under our previous plans until expiration or settlement.
2.	This amount reflects 100% of target numbers of PSUs granted and includes dividend equivalent rights credited in connection with such PSUs. Under the PSU Plans, the number of PSUs that vest is conditional upon specified market, service, and/or performance vesting conditions being met. For the August 2021 PSUs with market conditions, the market vesting condition is based on the TSR performance of the Company relative to the performance of the S&P 500 index members at the date of grant. The August 2021 PSUs with market conditions can result in participants earning between 0% and 300% of the target number granted. For the August 2023 PSUs with market conditions, the market vesting condition is based on the TSR performance of the Company relative to the performance of the Russell 3000 index members at the date of grant. The August 2023 PSUs with market conditions can result in participants earning between 0% and 200% of the target number granted. There were no market vesting conditions for the share units granted under the PSU Plans in 2020 and 2022. Share units granted under our PSU Plans with no market vesting conditions are based on the achievement of specific performance measures and can result in participants earning between 0% and 200% of the target number of PSUs granted. Further, we have the option to choose whether to settle these PSU Plans without market vesting conditions in cash or in shares.

3.	Weighted average exercise price does not include the effect of our outstanding share units, which do not have an associated exercise price. The remaining term of our stock options is 5.5 years.

4.	Consists of 8,511,523 Common Shares available for issuance under the 2023 Share Incentive Plan and 2,819,497 Common Shares available for issuance under the ESPP.

Burn rate

The following table sets forth the burn rate of the Company’s equity compensation plans as at December 31, 2023.

	2021		2022		2023
Plans	Grants	Burn Rate[1]	Grants	Burn Rate[1]	Grants	Burn Rate[1]
2023 Share Incentive Plan	—	—%	—	—%	848,290	0.51%
1999 Stock Option Plan	1,775,320	1.61%	830,004	0.75%	—	—%
PSU Plans	249,018	0.23%	251,747	0.23%	—	—%
RSU Plans	46,675	0.04%	34,496	0.03%	—	—%
IAA Plan	—	—%	—	—%	—	—%
IronPlanet Stock Plans	—	—%	—	—%	—	—%
Total equity awards and burn rate	2,071,013	1.88%	1,116,247	1.01%	848,290	0.51%
Weighted average Common Shares outstanding	109,054,493		110,315,782		166,963,575

1.	The burn rate for each plan is calculated by dividing the number of shares or units granted under the plan during the applicable fiscal year by the weighted average number of Common Shares outstanding for the applicable fiscal year.

103	2024 Proxy Statement

Dilution

The following table sets forth the dilution of the Company’s equity compensation plans as at December 31, 2023.

Plans	Available[1]	Outstanding[2]	Available & Outstanding	Dilution[3]
2023 Share Incentive Plan	8,511,523	827,639	9,339,162	5.11%
1999 Stock Option Plan	—	2,854,366	2,854,366	1.56%
PSU Plans	—	428,894	428,894	0.23%
RSU Plans	—	32,711	32,711	0.02%
IAA Plan	—	155,972	155,972	0.09%
IronPlanet Stock Plans	—	41,527	41,527	0.02%
Employee Stock Purchase Plan	2,819,497	—	2,819,497	1.54%
Total stock options and dilution	11,331,020	4,341,109	15,672,129	8.57%
Common Shares outstanding				182,843,942

1.	Amounts available represent 4.66% (under the 2023 Incentive Plan) and 1.54% (under the ESPP) relative to the number of Common Shares outstanding as of December 31, 2023.
2.	Amounts outstanding represent 0.45% (under the 2023 Incentive Plan), 1.56% (under the Stock Option Plan), 0.23% (under the PSU Plans), 0.02% (under the RSU Plans), 0.09% (under the IAA Plan) and 0.02% (under the IronPlanet Stock Plans) relative to the number of Common Shares outstanding as of December 31, 2023.

3.	The dilution for each plan is calculated by dividing the number of Common Shares available for issuance and outstanding under the Equity Plans on a per plan and aggregated basis by the Common Shares outstanding as of December 31, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our Common Shares as of March 18, 2024 by:

•	our NEOs;

•	our directors and nominees for director;

•	all of our executive officers, directors and nominees as a group; and

•	each person who is known by us to beneficially own more than 5% of our issued and outstanding Common Shares.

Under SEC rules, “beneficial ownership” for purposes of this table takes into account Common Shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act. Common Shares that may be acquired by an individual or group within 60 days of March 18, 2024 are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in the footnotes to this table, to the best of our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all Common Shares shown as beneficially owned by them. Except as otherwise indicated, the address of each shareholder is c/o RB Global, Inc., 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6.

Directors, Nominees and Named Executive Officers	Amount and Nature of Beneficial Ownership	Percent of Class[1]
Robert G. Elton[2]	1,471	*
James Kessler[3]	270,910	*
Brian Bales[2]	6,258	*
Adam DeWitt[2]	4,000	*
Gregory Morrison	—	—
Timothy O’Day[2]	1,500	*

104	2024 Proxy Statement

Directors, Nominees and Named Executive Officers	Amount and Nature of Beneficial Ownership	Percent of Class[1]
Sarah Raiss[2]	1,410	*
Michael Sieger[2]	3,036	*
Jeffrey C. Smith[4]	7,026,415	3.70%
Debbie Stein	—	—
Carol M. Stephenson[2]	4,320	*
William Breslin[2]	6,795	*
Ann Fandozzi[10]	36,008	*
Erik Olsson[2]	4,000	*
Megan Cash[5]	4,886	*
Eric Jacobs[2]	19,873	*
Baron Concors[6]	100,894	*
Jeff Jeter[7]	76,045	*
Darren Watt[8]	112,262	*
Carmen Thiede[9]	98,624	*
All directors, nominees and executive officers as a group (22 individuals)[11]	7,786,214	4.10%

5% Shareholders	Amount and Nature of Beneficial Ownership	Percent of Class[1]
The Vanguard Group, Inc.[12]	22,839,262	12.49%
Independent Franchise Partners, LLP[13]	15,207,574	8.32%
BlackRock, Inc.[14]	12,404,326	6.78%
Massachusetts Financial Services Company[15]	10,153,125	5.55%

*Less than 1%.

1.	As of March 18, 2024, there were 183,284,575 Common Shares outstanding.

2.	Represents ownership of Common Shares.

3.	Represents 76,287 Common Shares and 194,623 Common Shares underlying stock options exercisable within 60 days of March 18, 2024.

4.	Includes (i) 251,163 Common Shares and (ii) 6,775,252 Common Shares issuable upon conversion of Subordinate Voting Shares. These securities are held by various funds and a managed account to which Starboard Value LP serves as the investment manager or manager, including, without limitation, Starboard Value and Opportunity Master Fund III LP (“Starboard V&O III Fund”), Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”), Starboard Value and Opportunity C LP (“Starboard C LP”), Starboard X Master Fund II LP (“Starboard X Master II”) and Starboard Value and Opportunity S LLC (“Starboard S LLC”). Starboard Value A LP (“Starboard A LP”) acts as the general partner of Starboard V&O III Fund. Starboard Value A GP LLC acts as the general partner of Starboard A LP. Starboard Value L LP (“Starboard L GP”) acts as the general partner of Starboard L Master. Starboard Value R LP (“Starboard R LP”) acts as the general partner of Starboard C LP and Starboard X Master II. Starboard Value R GP LLC acts as the general partner of Starboard L GP and Starboard R LP. Starboard Value GP LLC (“Starboard Value GP”) acts as the general partner of Starboard Value LP. Starboard Principal Co LP (“Principal Co”) acts as a member of Starboard Value GP. Starboard Principal Co GP LLC (“Principal GP”) acts as the general partner of Principal Co. Each of Jeffrey C. Smith and Peter A. Feld acts as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Each of the foregoing disclaims beneficial ownership of these securities except to the extent of its or his pecuniary interest therein.

5.	Represents 4,886 Common Shares underlying stock options exercisable within 60 days of March 18, 2024.

6.	Represents 26,945 Common Shares and 73,949 Common Shares underlying stock options exercisable within 60 days of March 18, 2024.

7.	Represents 27,450 Common Shares and 48,595 Common Shares underlying stock options exercisable within 60 days of March 18, 2024.

8.	Represents 17,787 Common Shares and 94,475 Common Shares underlying stock options exercisable within 60 days of March 18, 2024.

9.	Represents 52,526 Common Shares and 46,098 Common Shares underlying stock options exercisable within 60 days of March 18, 2024.

10.	Represents 36,008 Common Shares as of March 18, 2024.
11.	Represents 540,829 Common Shares, 6,775,252 Common Shares issuable upon conversion of the Subordinate Voting Shares, and 462,626 Common Shares underlying stock options exercisable within 60 days of March 18, 2024.

12.	Based solely on information contained in a Schedule 13G/A filed by The Vanguard Group, Inc. with the SEC on February 13, 2024. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355. The Schedule 13G/A indicates that The Vanguard Group, Inc. has shared voting power with respect to 1,851,851 Common Shares, sole dispositive power with respect to 20,837,639 Common Shares and shared dispositive power with respect to 2,001,623 Common Shares.

13.	Based solely on information contained in a Schedule 13G filed by Independent Franchise Partners, LLP with the SEC on February 13, 2024. The address of Independent Franchise Partners, LLP is Level 1, 10 Portman Square, London W1H 6AZ, United Kingdom. The Schedule 13G indicates that Independent Franchise Partners, LLP has sole voting power with respect to 14,604,548 Common Shares and sole dispositive power with respect to 15,207,574 Common Shares.

14.	Based solely on information contained in a Schedule 13G filed by BlackRock, Inc. with the SEC on February 2, 2024. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. The Schedule 13G indicates that BlackRock, Inc. has sole voting power with respect to 11,475,262 Common Shares and sole dispositive power with respect to 12,404,326 Common Shares.

15.	Based solely on information contained in a Schedule 13G/A filed by Massachusetts Financial Services Company with the SEC on February 9, 2024. The address of Massachusetts Financial Services Company is 111 Huntington Avenue, Boston, MA 02199. The Schedule 13G/A indicates that Massachusetts Financial Services Company has sole voting power with respect to 9,178,484 Common Shares and sole dispositive power with respect to 10,153,125 Common Shares.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our Company.

105	2024 Proxy Statement

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

To be considered for inclusion in the proxy statement distributed to shareholders prior to our annual meeting in 2025 (the “2025 Annual Meeting”), pursuant to the mechanism provided by the Exchange Act, a shareholder proposal (other than in respect of the nomination of directors) must be received by us no later than November 25, 2024, which corresponds to the date that is 120 calendar days before the anniversary date on which our proxy statement was released to shareholders in connection with the Meeting, and must comply with the requirements of Rule 14a-8 of the Exchange Act. If the date of the 2025 Annual Meeting is changed by more than 30 calendar days from the anniversary date of the Meeting, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy statement and form of proxy is a reasonable time before we begin to print and mail proxy materials.

Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the 2025 Annual Meeting under the provisions of the CBCA. In order to make a proposal under the CBCA (other than in respect of the nomination of directors), a shareholder must hold, or have the support of persons who, in the aggregate, including or not including the shareholder, hold, at least 1% of the outstanding voting shares, or the fair market value of the shares held must be at least CDN$2,000 and such shares must have been held for at least six months. A shareholder proposal to nominate a director must be signed by one or more holders of shares representing in the aggregate not less than 5% of the shares of a class of shares of the Company entitled to vote at the meeting. Such shareholder proposals must be received by us no earlier than December 8, 2024 and no later than February 5, 2025, in order to be included in the proxy materials for the 2025 Annual Meeting. Upon receipt of a proposal in compliance with the requirements of the CBCA, the Company will set out such proposal in the proxy statement distributed to shareholders prior to the 2025 Annual Meeting.

If the Continuance is approved and effected, the deadlines and requirements prescribed by the CBCA will cease to apply to the Company and any matter that you wish to propose for consideration at the 2025 Annual Meeting may instead be proposed in accordance with the OBCA. A proposal under the OBCA (other than in respect of the nomination of directors) may be submitted by any registered or beneficial shareholder entitled to vote at the 2025 Annual Meeting. A shareholder proposal to nominate a director must be signed by one or more holders of shares representing in the aggregate not less than 5% of the shares of a class or series of shares of the Company entitled to vote at the 2025 Annual Meeting. To be considered for inclusion in the proxy materials for the 2025 Annual Meeting, any shareholder proposal under the OBCA must be received by March 8, 2025.

In addition, our existing by-laws contain an advance notice provision which requires advance notice to the Company of nominations of persons for election to the Board in circumstances where nominations are made by shareholders other than pursuant to a shareholder proposal made pursuant to the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. The Proposed By-Laws contain a substantially similar advance notice provision that applies in circumstances where nominations of persons for election to the Board are made by shareholders other than pursuant to a shareholder proposal made pursuant to the provisions of the OBCA or a requisition of shareholders made in accordance with the OBCA. The advance notice provision, among other things, provides for a deadline by which shareholders must notify the Company in writing of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 8, 2025.

Shareholders wishing to put forward a proposal or nominate a director for election should carefully review the relevant provisions of the Exchange Act, the CBCA or CBCA and our existing or Proposed By-Laws, as applicable. Our existing by-laws, including the advance notice provisions, were approved by the Company’s shareholders at the annual and special meeting in 2015, and were set out in Schedule “A” to the information circular relating to such meeting. A copy of the by-laws is available on request from the Corporate Secretary of the Company and the information circular for our annual and special meeting in 2015 may be accessed through SEDAR+ at www.sedarplus.com or EDGAR at www.sec.gov.

Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:

RB Global, Inc.

9500 Glenlyon Parkway

Burnaby, British Columbia V5J 0C6 Canada

Attention: Corporate Secretary

106	2024 Proxy Statement

OTHER BUSINESS

As of the date of this Proxy Statement, management of the Company does not know of any other matters that will come before the Meeting. However, the proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

107	2024 Proxy Statement

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement, including the letters to shareholders, includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to: our future strategy, objectives, goals, targets, projections and performance; potential growth, cost synergy and market opportunities; potential future mergers and acquisitions; our ability to integrate and achieve the expected benefits from acquisitions (including IAA); the impact of our new initiatives, services, investments, and acquisitions on us and our customers; our future capital expenditures and returns on those expenditures; financing available to us from our credit facilities or other sources, our ability to refinance borrowings, and the sufficiency of our working capital to meet our financial needs; and other statements that are not historical facts. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “can,” “intends,” “objective,” “target,” “goal,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates,” “opportunity” or other words or phrases of similar import. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the risk factors identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The forward-looking statements included in this Proxy Statement are made only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company. By Order of the Board of Directors,

Ryan Welsh

Corporate Secretary

Vancouver, British Columbia

March 25, 2024

Please promptly sign and return your proxy card, or, if you are a non-registered/beneficial owner, please follow the instructions on your voting instruction form. If you decide to attend the Meeting via the live audio webcast, you may, if you wish, revoke the proxy and vote your shares online.

108	2024 Proxy Statement

APPENDIX A: SELECTED DEFINITIONS OF OPERATIONAL AND FINANCIAL PERFORMANCE

The following defines select measures of operational and financial performance used in this Proxy Statement.

Measures of operational performance

Gross transaction value (“GTV”) represents total proceeds from all items sold at our live and on site auctions and online marketplaces. GTV is not a measure of financial performance, liquidity, or revenue, and is not presented in our consolidated financial statements.

Non-GAAP financial measures

Adjusted Earnings before interest, income taxes, depreciation and amortization (“Adjusted EBITDA”) is calculated by adding back depreciation and amortization expenses, interest expense, and income tax expense, and subtracting interest income from net income and excludes the pre-tax effects of significant items that the Company does not consider to be part of normal operating results. Such items can include acquisition-related costs, loss (gain) on disposition of property, plant and equipment and related costs, change in fair value of derivatives and non-recurring advisory, legal and restructuring costs, as well as other items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

IAA Adjusted EBITDA is calculated by adding back depreciation and amortization expenses, interest expense, and income tax expense, and subtracting interest income from net income, each with respect to IAA, and excludes the pre-tax effects of significant items that the Company does not consider to be part of normal operating results. Such items can include acquisition-related costs, loss (gain) on disposition of property, plant and equipment and related costs, change in fair value of derivatives and non-recurring advisory, legal and restructuring costs, as well as other items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Agency Proceeds is calculated by subtracting the cost of inventory sold and ancillary and logistical service expenses from total revenues, excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Budgeted Non-GAAP Operating Income is budgeted operating income excluding the effects of adjusting items, including share-based payments expense, amortization of acquired intangible assets, and acquisition-related costs.

Earnings CAGR means the Compounded Annual Growth Rate (“CAGR”) over the applicable period of the Company’s net income attributable to shareholders excluding after-tax adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Operating free cash flow (“OFCF”) is calculated as cash provided by operating activities minus net capital spending. Net capital spending is a GAAP measure that is calculated as property, plant and equipment additions plus intangible asset additions less proceeds on disposition of property, plant and equipment.

OFCF per share is calculated by dividing the OFCF by the weighted average Common Shares outstanding.

109	2024 Proxy Statement

APPENDIX B: PROPOSED ARTICLES

Ministry of Public and Business Service Delivery	Articles of Continuance Business Corporations Act

For questions or more information to complete this form, please refer to the instruction page.

Fields marked with an asterisk (*) are mandatory.

1. Corporation Information

Corporation Name *

RB Global, Inc.

Has the corporation been assigned an Ontario Corporation Number (OCN) ? * ☐  Yes     ☑   No

Please confirm the statement below *

☑ I confirm that the corporation has never been assigned an Ontario Corporation Number

2. Corporation Information

Please provide the following information for the person we should contact regarding this filing. This person will receive official documents or notices and correspondence related to this filing. By proceeding with this filing, you are confirming that you have been duly authorized to do so.

First Name * Deborah	Middle Name	Last Name * Kay
Telephone Country Code	Telephone Number * 416-601-7552	Extension

Email Address *
dkay@mccarthy.ca

3. Jurisdiction

Please provide the name of the jurisdiction where the corporation is currently incorporated or continued and the original date of incorporation or amalgamation of the corporation.

Current Corporation Name *

RB Global, Inc.

Governing Jurisdiction *

Canada

Province *

British Columbia

Original Date of Incorporation/Amalgamation *
December 12, 1997

The following supporting documents are required. Please attach these documents with your application:

☑	Incorporating documents and all amendments, and a copy of continuation documents and amendments if applicable, certified by an officer of the appropriate jurisdiction *

☑	Letter of Satisfaction/Authorization to Continue issued by the proper officer of the jurisdiction the corporation is leaving *

4. Corporation Name

Every corporation must have a name. You can either propose a name for the corporation or request a number name. If you propose a name for the corporation, you need a Nuans report for the proposed name.

Will this corporation have a number name ? *      ☐ Yes      ☑ No

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110	2024 Proxy Statement

The corporation will have: *

☑	an English name (example: “Green Institute Inc.”)

☐	a French name (example: “Institut Green Inc.”)

☐	a combination of English and French name (example: “Institut Green Institute Inc.”)

☐	an English and French name that are equivalent but used separately (example: “Green Institute Inc./Institut Green Inc.”)

Nuans Report

New Corporation Name (Proposed) *

RB Global, Inc.

Nuans Report Reference Number * 122117405	Nuans Report Date * January 17, 2024
☐ Select this if you have a Legal Opinion for an identical name
5. General Details
Requested Date for Continuance *	Primary Activity Code *

Official Email Address *

tor-bls-corporate@mccarthy.ca

An official email address is required for administrative purposes and must be kept current. All official documents or notices and correspondence to the corporation will be sent to this email address.

6. Address

Every corporation is required to have a registered office address in Ontario. This address must be set out in full. A post office box alone is not an acceptable address.

Registered Office Address *

☑  Standard Address          ☐  Lot/Concession Address

Street Number * 66	Street Name * Wellington Street West	Unit Number 5300
City/Town * Toronto	Province Ontario	Postal Code * M5K 1E6
Country

Canada

7. Director(s)

Please specify the number of directors for your Corporation *

☐  Fixed Number                 ☑  Minimum/Maximum

Minimum Number of Directors * 3		Maximum Number of Directors * 12
Director 1
First Name * Timothy	Middle Name	Last Name * O’Day

Email Address

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Is this director a Resident Canadian? *     ☐ Yes    ☑ No

Address for Service *          ☐ Canada  ☑ U.S.A.  ☐ International

Street Number * 2	Street Name * Westbrook Corporate Center	Unit Number 500
City/Town * Westchester	State * Illinois	Zip Code * 60154
Country

United States

Director 2
First Name * Adam	Middle Name	Last Name * DeWitt

Email Address

Is this director a Resident Canadian? *     ☐ Yes    ☑ No

Address for Service *          ☐ Canada  ☑ U.S.A.  ☐ International

Street Number * 2	Street Name * Westbrook Corporate Center	Unit Number 500
City/Town * Westchester	State * Illinois	Zip Code * 60154
Country

United States

Director 3
First Name * James	Middle Name	Last Name * Kessler

Email Address

Is this director a Resident Canadian? *     ☐ Yes    ☑ No

Address for Service *          ☐ Canada  ☑ U.S.A.  ☐ International

Street Number * 2	Street Name * Westbrook Corporate Center	Unit Number 500
City/Town * Westchester	State * Illinois	Zip Code * 60154
Country

United States

Director 4
First Name * Michael	Middle Name	Last Name * Sieger

Email Address

Is this director a Resident Canadian? *     ☐ Yes    ☑ No

Address for Service *          ☐ Canada  ☑ U.S.A.  ☐ International

Street Number * 2	Street Name * Westbrook Corporate Center	Unit Number 500
City/Town * Westchester	State * Illinois	Zip Code * 60154

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112	2024 Proxy Statement

Country United States
Director 5
First Name * Deborah	Middle Name	Last Name * Stein

Email Address

Is this director a Resident Canadian? *     ☑ Yes    ☐ No

Address for Service *          ☑ Canada  ☐ U.S.A.  ☐ International

Street Number * 9500	Street Name * Glenlyon Parkway	Unit Number
City/Town * Burnaby	Province * British Columbia	Postal Code * V5J 0C6
Country

Canada

Director 6
First Name * Sarah	Middle Name	Last Name * Raiss

Email Address

Is this director a Resident Canadian? *     ☑ Yes    ☐ No

Address for Service *          ☑ Canada  ☐ U.S.A.  ☐ International

Street Number * 9500	Street Name * Glenlyon Parkway	Unit Number
City/Town * Burnaby	Province * British Columbia	Postal Code * V5J 0C6
Country

Canada

Director 7
First Name * Carol	Middle Name	Last Name * Stephenson

Email Address

Is this director a Resident Canadian? *     ☑ Yes    ☐ No

Address for Service *          ☑ Canada  ☐ U.S.A.  ☐ International

Street Number * 9500	Street Name * Glenlyon Parkway	Unit Number
City/Town * Burnaby	Province * British Columbia	Postal Code * V5J 0C6
Country

Canada

Director 8
First Name * Jeffrey	Middle Name C.	Last Name * Smith

Email Address

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113	2024 Proxy Statement

Is this director a Resident Canadian? *     ☐ Yes    ☑ No

Address for Service *          ☐ Canada  ☑ U.S.A.  ☐ International

Street Number * 2	Street Name * Westbrook Corporate Center	Unit Number 500
City/Town * Westchester	State * Illinois	Zip Code * 60154
Country

United States

Director 9
First Name * Robert	Middle Name G.	Last Name * Elton

Email Address

Is this director a Resident Canadian? *     ☑ Yes    ☐ No

Address for Service *          ☑ Canada  ☐ U.S.A.  ☐ International

Street Number * 9500	Street Name * Glenlyon Parkway	Unit Number
City/Town * Burnaby	Province * British Columbia	Postal Code * V5J 0C6
Country

Canada

Director 10
First Name * Brian	Middle Name	Last Name * Bales

Email Address

Is this director a Resident Canadian? *     ☐ Yes    ☑ No

Address for Service *          ☐ Canada  ☑ U.S.A.  ☐ International

Street Number * 2	Street Name * Westbrook Corporate Center	Unit Number 500
City/Town * Westchester	State * Illinois	Zip Code * 60154
Country

United States

Director 11
First Name * Gregory	Middle Name	Last Name * Morrison

Email Address

Is this director a Resident Canadian? *     ☐ Yes    ☑ No

Address for Service *          ☐ Canada  ☒ U.S.A.  ☐ International

Street Number * 2	Street Name * Westbrook Corporate Center	Unit Number 500
City/Town * Westchester	State * Illinois	Zip Code * 60154

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114	2024 Proxy Statement

Country United States
Add Director (+)
8. Shares and Provisions (Maximum is 900,000 characters per text box. To activate the toolbar press “Ctrl + E”)

Every corporation must be authorized to issue at least one class of shares. You must describe the classes of shares of the corporation and the maximum number of shares the corporation is authorized to issue for each class. If the corporation has more than one class of shares, you must specify the rights, privileges and conditions for each class.

Description of Classes of Shares

The classes and any maximum number of shares that the corporation is authorized to issue:

Enter the Text *

The Corporation is authorized to issue: (i) an unlimited number of Common shares; (ii) an unlimited number of Preferred shares designated as Senior Preferred shares, issuable in series, of which 485,000,000 are designated as Series A Senior Preferred shares; and (iii) an unlimited number of Preferred shares designated as Junior Preferred shares, issuable in series.

Rights, Privileges, Restrictions and Conditions

Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors’ authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter “Not Applicable”:

Enter the Text *

See attached Rights, Privileges, Restrictions and Conditions.

Restrictions on Share Transfers

The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter “None”:

Enter the Text *

N/A.

Restrictions on Business or Powers

Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter “None”:

Enter the Text *

N/A.

Other Provisions, if any

Enter other provisions, or if no other provisions enter “None”:

Enter the Text *

N/A.

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9. Required Statements

Required Statements

☑	The corporation is to be continued under the Business Corporations Act to the same extent as if it had been incorporated under this Act. *

☐	The corporation has complied with subsection 180(3) of the Business Corporations Act. *

Authorization Date

☐	The continuation of the corporation under the laws of the Province of Ontario has been properly authorized under the laws of the jurisdiction currently governing the corporation, on the following date: *

Authorization Date *

10. Authorization

☑	* I, Deborah Kay

  confirm that this form has been signed by the required person.

Caution - The Act sets out penalties, including fines, for submitting false or misleading information.

Required Signature

Name	Position	Signature

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116	2024 Proxy Statement

Rights, Privileges, Restrictions and Conditions

Common Shares

The following is a statement of the rights, privileges, restrictions and conditions attaching to the Common Shares (the “Common Shares”) in the capital of the Corporation.

(1)	Voting Rights. The Common Shares shall entitle the holders thereof to notice of, to attend and to 1 vote for each Common Share held at all meetings of the shareholders, except meetings at which only holders of a specified class or series of shares of the Corporation are entitled to vote separately as a class or series.

(2)	Dividend Rights. Subject to the prior rights of the holders of the Senior Preferred Shares, the Junior Preferred Shares and any other shares ranking senior to the Common Shares with respect to priority in the payment of dividends, the holders of the Common Shares shall be entitled to receive and the Corporation shall pay thereon dividends if, as and when declared by the board of directors of the Corporation out of moneys or assets of the Corporation properly applicable to the payment of dividends in such amount and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or with the holders of the Common Shares, the board of directors may in their sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation.

(3)	Rights upon Dissolution. Subject to the prior rights of the holders of the Senior Preferred Shares, the Junior Preferred Shares and any other shares ranking senior to the Common Shares with respect to priority in the distribution of assets, the holders of the Common Shares shall be entitled to receive the remaining property and assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, provided that such remaining property and assets shall be paid or distributed equally share for share to the holders of the Common Shares at the time outstanding without preference or priority.

Senior Preferred Shares

The following is a statement of the rights, privileges, restrictions and conditions attaching to the Senior Preferred shares (the “Senior Preferred Shares”), as a class in the capital of the Corporation.

(1)	Directors’ Authority to Issue in One or More Series. The directors of the Corporation may issue the Senior Preferred Shares at any time and from time to time in one or more series. Before any shares of a particular series are issued, the directors of the Corporation shall fix the number of shares that will form such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to be attached to the Senior Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or rates, amount or method or methods of calculation of dividends thereon, the currency or currencies of payment of dividends, the time and place of payment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any) and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the directors shall send to the Director (as defined in the Business Corporations Act (Ontario) articles of amendment containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the directors.

(2)	Ranking of Senior Preferred Shares. No rights, privileges, restrictions or conditions attached to a series of Senior Preferred Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Senior Preferred Shares. The Senior Preferred Shares shall be entitled to priority over the Junior Preferred Shares and Common Shares of the Corporation and over any other shares ranking junior to the Senior Preferred Shares with respect to priority in the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. If any cumulative dividends or amounts payable on a return of capital in respect of a series of Senior Preferred Shares are not paid in full, the Senior Preferred Shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Senior Preferred Shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Senior Preferred Shares of any series may also be given such other preferences not inconsistent with clauses (1) to (4) hereof over the Junior Preferred Shares and Common Shares and over any other shares ranking junior to the Senior Preferred Shares as may be determined in the case of such series of Senior Preferred Shares.

(3)	Voting Rights. Except as hereinafter referred to or as otherwise provided by law or in accordance with any voting rights which may from time to time be attached to any series of Senior Preferred Shares, the holders of the Senior Preferred Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.

(4)
Approval of Holdings of Senior Preferred Shares. The rights, privileges, restrictions and conditions attaching to the Senior Preferred Shares as a class may be added to, changed or removed but only with the approval of the holders of Senior Preferred Shares given as hereinafter specified.

The approval of the holders of Senior Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Senior Preferred Shares as a class or any other matter requiring the consent of the holders of the Senior Preferred Shares as a

117	2024 Proxy Statement

class or any other matter requiring the consent of the holders of the Senior Preferred Shares as a class may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of Senior Preferred Shares duly called for that purpose. The formalities to be observed in respect of the giving of notice of any such meeting or any adjourned meeting and the conduct hereof shall be those from time to time prescribed by the Business Corporations Act (Ontario) (as from time to time amended, varied or replaced) and the by-laws of the Corporations with respect to meetings of shareholders. On every poll taken at a meeting of holders of Senior Preferred Shares as a class, or at a joint meeting of the holders of two or more series of Senior Preferred Shares, each holder of Senior Preferred Shares entitled to vote thereat shall have 1 vote in respect of each Senior Preferred Share held by him/her.

Series A Senior Preferred Shares

The following is a statement of the rights, privileges, restrictions and conditions attaching to the Series A Senior Preferred shares (the “Series A Preferred Shares”) in the capital of the Corporation. Capitalized terms not defined in Sections (1) through (17) are defined in Section (18) hereof.

(1)	Designation and Amount. There shall be a series of Senior Preferred Shares of the Corporation designated as the “Series A Senior Preferred Shares” and the number of shares constituting such series shall be four hundred eighty five million (485,000,000) shares (each a “Series A Preferred Share”).

(2)	Ranking. The Series A Preferred Shares shall rank, with respect to rights as to dividends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Corporation (a) senior to all of the Junior Preferred Shares, Common Shares and any other class or series of capital shares of the Corporation, hereafter issued or authorized, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A Preferred Shares as to dividends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Corporation (such shares being referred to hereinafter collectively as “Junior Shares”), (b) on a parity basis with each other class or series of capital shares hereafter issued or authorized, the terms of which expressly provide that such class or series ranks on a parity basis with the Series A Preferred Shares as to dividends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Corporation (such shares being referred to hereinafter collectively as “Pari Passu Shares”), and (c) on a junior basis with each other class or series of capital shares hereafter issued or authorized, the terms of which expressly provide that such class or series ranks on a senior basis to the Series A Preferred Shares as to dividends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Corporation (such shares being referred to hereinafter collectively as “Senior Shares”). Notwithstanding anything to the contrary in these Articles of Continuance (these “Articles of Continuance”), the Corporation shall have the right to create and issue Series A-1 Preferred Shares and Series A-2 Preferred Shares (each as defined below) pursuant to Section (10) without the consent of the Holders.

(3)	No Maturity or Sinking Fund. The Series A Preferred Shares shall have no stated maturity and will not be subject to any sinking fund.

(4)	Liquidation. In the event of a Liquidation Event, holders of Series A Preferred Shares (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive in cash out of the assets of the Corporation legally available therefor, whether from capital or from earnings available for distribution to its shareholders (the “Liquidation Funds”) upon such Liquidation Event, before any amount shall be paid to the holders of Junior Shares, but subject to the rights of Senior Shares and Pari Passu Shares, an amount per Series A Preferred Share equal to the greater of (i) the Conversion Amount per Series A Preferred Share and accrued and unpaid Dividends thereon, if any (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c) and (ii) the amount that would have been received had such Series A Preferred Shares and accrued and unpaid Dividends thereon, if any (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c)) been converted immediately prior to such Liquidation Event at the then effective Conversion Rate (without regard to any limitations on conversion); provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Pari Passu Shares, if any, then each Holder and each holder of any such Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds that would be payable to such Holder or holder of Pari Passu Shares as a liquidation preference in accordance with their respective rights set out in the Articles from time to time, as a percentage of the full amount of Liquidation Funds that would be payable to all Holders and holders of Pari Passu Shares in accordance with their respective rights set out in the Articles from time to time.

(5)	Dividends.

(a)	Preferential Dividends.

(i)	From and after the Issuance Date, the Holders of record as they appear on the books of the Corporation on February 15, May 15, August 15 and November 15 of each calendar year following the Issuance Date (each such date, a “Preferential Dividend Record Date”) shall be entitled to receive, to the fullest extent permitted by law and out of funds lawfully available therefor, before any dividends shall be declared, set apart for or paid upon the Common Shares or any other Junior Shares, dividends per Series A Preferred Share on the applicable Preferential Dividend Date (as defined below) in arrears for the previous Calendar Quarter equal to an amount calculated at 5.50% per annum (the “Preferential Dividend Rate”) on the Issue Price of each such Series A Preferred Share computed on the basis of a 360-day year and twelve 30-day months (the “Preferential Dividends”). For the avoidance of doubt, the first Preferential Dividends to be paid by the Corporation on March 15, 2023 shall be prorated for the period starting on the Issuance Date through such Preferential Dividend Date.

(ii)	Preferential Dividends shall be payable on March 15, June 15, September 15 and December 15 of each calendar year following the Issuance Date, or, if any such date falls on a day that is not a Business Day, the next day that is a Business Day (each such date, a “Preferential Dividend Date”).

(iii)	Preferential Dividends shall be payable on each Preferential Dividend Date, to the Holders of record on the related Preferential Dividend Record Date, in whole or in part, in cash (“Cash Preferential Dividend”) or, so long as there is no Equity Conditions Failure in respect of the Preferential Dividend Shares occurring on the applicable Preferential Dividend Date (subject to waiver

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of any such Equity Conditions Failure in accordance with clause (v) below) by any Holder with respect to such Holder only, in Common Shares (the “Preferential Dividend Shares”), at the Corporation’s election, subject to any required stock exchange approval to issue such Common Shares.

(iv)	The Corporation shall give written notice (a “Preferential Dividend Election Notice”) to each Holder on or prior to the fifteenth (15th) Trading Day immediately prior to the applicable Preferential Dividend Date (the date such notice is delivered to the Holders, the “Preferential Dividend Notice Date”) indicating whether it elects to pay Preferential Dividend on any Preferential Dividend Date in Cash Preferential Dividend, in Preferential Dividend Shares or a combination thereof (and if a combination, the proportion that will be paid in Cash Preferential Dividend), which election shall be the same for all Holders. If the Corporation does not give a Preferential Election Notice in respect of a Preferential Dividend Date in accordance with the immediately preceding sentence, the Corporation will be deemed to have elected Cash Preferential Dividend in respect of the Preferential Dividends due on such Preferential Dividend Date.

(v)	If the Corporation elects the payment of applicable Preferential Dividend in Preferential Dividend Shares, in whole or in part, in respect of a Preferential Dividend Date, and an Equity Conditions Failure occurs at any time prior to such Preferential Dividend Date that the Corporation expects will last through such Preferential Dividend Date (which is not waived in writing by such Holder), the Corporation shall provide each Holder a written notice to that effect by no later than the Trading Day immediately following the date upon which the Corporation has knowledge of such Equity Conditions Failure, indicating that unless such Holder waives the Equity Conditions Failure in writing, the applicable portion of Preferential Dividend as to which such Holder did not waive the Equity Conditions Failure shall be paid as Cash Preferential Dividend.

(vi)	If any portion of Preferential Dividend for a particular Preferential Dividend Date shall be paid in Preferential Dividend Shares, then on the applicable Preferential Dividend Date, the Corporation shall issue to the Holder, such number of Common Shares equal to (a) the amount of Preferential Dividend payable on the applicable Preferential Dividend Date in Preferential Dividend Shares divided by (b) 97% of the simple average of the daily Weighted Average Prices of the Common Shares on each Trading Day during the ten (10) consecutive Trading Days immediately following the applicable Preferential Dividend Notice Date. Notwithstanding anything herein to the contrary, if the price set forth in clause (b) of the immediately preceding sentence is less than US$59.722 (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common Shares occurring after the Subscription Date) or less than the minimum price required such that the Common Shares are deemed to be issued at or above the market price or otherwise not requiring shareholder approval by the Toronto Stock Exchange (or its successor), then the Corporation shall be required to pay the applicable Preferential Dividends on the applicable Preferential Dividend Payment Date in cash as a Cash Preferential Dividend. All Preferential Dividend Shares shall be fully paid and nonassessable Common Shares (rounded in accordance with Section (6) (b)). By written notice to all Holders, the Corporation may irrevocably elect to eliminate its ability to pay Preferential Dividends with Preferential Dividend Shares (i) unless and until it receives the approval of its shareholders for the issuance of Common Shares in excess of the Exchange Cap (as defined below) or (ii) subject to no conditions.

(b)	Participating Dividends. From and after the Issuance Date, the Holders on the record date fixed for holders of Common Shares for dividends or distributions in a Calendar Quarter (or, in the event no such date is fixed in such Calendar Quarter, on the Preferential Dividend Record Date occurring in such Calendar Quarter) shall be entitled to receive, to the fullest extent permitted by law and out of funds lawfully available therefor, concurrently with the payment of regular quarterly cash dividends (or, in the event no such regular quarterly cash dividends are made, on the Preferential Dividend Date) paid to the holders of Common Shares, the greater of (A) such regular quarterly cash dividends paid to the holders of Common Shares to the same extent as if such Holders had converted the Series A Preferred Shares into Common Shares (without regard to any limitations on conversion) and had held such Common Shares on such record date (or, in the event no such date is fixed in such Calendar Quarter, on the Preferential Dividend Record Date occurring in such Calendar Quarter) and (B) US$0.27 (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common Shares occurring after the Subscription Date) per Common Share issuable upon conversion of the Series A Preferred Shares pursuant to Section (6)(a) on the applicable record date for payment of such dividend (or, in the event no such date is fixed in such Calendar Quarter, on the Preferential Dividend Record Date occurring in such Calendar Quarter) (without regard to any limitations on conversion) (the “Participating Dividends” and together with the Preferential Dividends, the “Dividends”). For the avoidance of doubt, Holders shall be entitled to receive to the fullest extent permitted by law and out of funds lawfully available therefor the Participating Dividend set forth in Section (5)(b)(B) each Calendar Quarter regardless of whether a regular quarterly cash dividend is declared on the Common Shares. Notwithstanding anything to the contrary set forth in this Section (5)(b), in no event shall the Participating Dividend include any special cash dividend payable to the holders of Common Shares, including the special cash dividend, if any, to be declared and paid in connection with the transactions contemplated by the Merger Agreement (the “IAA Special Dividend”); provided, however, for the avoidance of doubt, that special cash dividends, including, without limitation, the IAA Special Dividend, shall adjust the Conversion Rate in accordance with Section (7)(a)(iii).

(c)	General. The Dividends shall be paid by the Corporation to the fullest extent permitted by applicable law and out of funds lawfully available therefor. Dividends on the Series A Preferred Shares shall commence accruing on the Issuance Date, shall be cumulative and shall continue to accrue without interest whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of Dividends in such fiscal year, so that if in any fiscal year or years, Dividends in whole or in part are not paid upon the Series A Preferred Shares as required by this Section (5) for any reason, including, without limitation, because there are no funds legally available therefor, unpaid Dividends shall accumulate thereon. If the Corporation fails to declare and pay full Preferential Dividends on the Series A Preferred Shares on any Preferential Dividend Date as provided in this Section (5), then any Preferential Dividends payable on such Preferential Dividend Date on the Series A Preferred Shares but not paid shall accrue an additional dividend thereon at a rate equal to the Preferential Dividend Rate, computed on the basis of a 360-day

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year and twelve 30-day months, from and including the applicable Preferential Dividend Date to but excluding the day on which the Corporation shall have paid in accordance with this Section (5) all Dividends on which the Series A Preferred Shares that are then in arrears or until the conversion, redemption or repurchase of the applicable Series A Preferred Shares. The Corporation shall not (either directly or through any of its Subsidiaries) redeem or repurchase any Pari Passu Shares or Junior Shares, unless the Corporation has declared all Dividends on the Series A Preferred Shares that have accrued through the Preferential Dividend Record Date immediately preceding the date of such redemption or repurchase and paid all Dividends on the Series A Preferred Shares that are payable through the Preferential Dividend Date immediately preceding the date of such redemption or repurchase other than redemptions or repurchases of (i) Series A Preferred Shares, Series A-1 Preferred Shares or Series A-2 Preferred Shares, as applicable, (ii) Junior Shares in the ordinary course of business in connection with any employment contract, equity incentive plan, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants; provided that not more than US$10.0 million is paid by the Corporation to redeem or repurchase Junior Shares in accordance with this clause (ii) in any 12 consecutive month period; (iii) Pari Passu Shares or Junior Shares as a result of an exchange or conversion of any class or series of Pari Passu Shares or Junior Shares for any other class or series of Pari Passu Shares (in the case of Pari Passu Shares) or Junior Shares (in the case of Pari Passu Shares or Junior Shares); and (iv) fractional interests in Pari Passu Shares or Junior Shares pursuant to the conversion or exchange provisions of such Pari Passu Shares or Junior Shares or the security being converted or exchanged.
(6)	Conversion of Series A Preferred Shares into Common Shares. Series A Preferred Shares shall be convertible into Common Shares on the terms and conditions set forth in this Section (6).

(a)	Holder’s Conversion Right. Subject to the provisions of Section (6)(e), at any time or times on or after the Issuance Date, any Holder shall be entitled to convert any Series A Preferred Shares into fully paid and nonassessable Common Shares in accordance with this Section (6) at the Conversion Rate (as defined below).

(b)	Conversion. The number of Common Shares issuable upon conversion by a Holder of Series A Preferred Shares pursuant to Section (6)(a) shall be determined by multiplying (x) the Conversion Amount in respect of the Series A Preferred Shares converted by such Holder pursuant to Section (6)(a), by (y) the Conversion Rate. In addition, the Corporation will deliver, to the fullest extent permitted by law and out of funds lawfully available therefor, cash in respect of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by such Holder pursuant to Section (6)(a). In connection with any conversion request, a Holder must convert at least 1,000 Series A Preferred Shares (unless it holds fewer than 1,000 Series A Preferred Shares at the time of such request, in which case, it must convert such number of Series A Preferred Shares held). No fractional Common Shares are to be issued upon the conversion of any Series A Preferred Share, but rather the number of Common Shares to be issued shall be rounded down to the nearest whole number and the Corporation shall in lieu of delivering any fractional Common Share issuable upon conversion, to the fullest extent permitted by law and out of funds lawfully available therefor, make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Sale Price of the Common Shares on the relevant Conversion Date without interest. The applicable Conversion Rate is subject to adjustment as hereinafter provided.

(c)	Mechanics of Conversion. The conversion of Series A Preferred Shares shall be conducted in the following manner:

(i)	Holder’s Delivery Requirements. To convert Series A Preferred Shares into Common Shares on any date, a Holder shall (A) deliver to the Corporation for receipt on or prior to 5:30 p.m., New York City Time, on such date, a copy of a properly completed and duly executed notice of conversion executed by the registered Holder of the Series A Preferred Shares subject to such conversion in the form attached hereto as Exhibit 1 (a “Conversion Notice”); and (B) deliver to the Corporation funds for the payment of any applicable share transfer, documentary, stamp or similar taxes.

(ii)	Corporation’s Response. As soon as practicable after the applicable Conversion Date, but in any event within two (2) Trading Days, the Corporation shall (A) (x) provided the Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (“FAST Program”) and the Common Shares issuable upon such conversion are DTC eligible and are issuable without a restricted legend and with an unrestricted CUSIP, as reasonably determined by the Corporation, credit such aggregate number of Common Shares to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (y) if the Transfer Agent is not participating in the DTC FAST Program or the Common Shares issuable upon such conversion are not DTC eligible or are not issuable without a restricted legend and with an unrestricted CUSIP, as reasonably determined by the Corporation, make a book-entry notation registered in the name of such Holder or its designee, for the number of Common Shares to which such Holder shall be entitled and deliver to the address as specified in the applicable Conversion Notice any notice required by law and (B) deliver, to the fullest extent permitted by law and out of funds lawfully available therefor, cash in respect of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by such Holder pursuant to Section (6)(a). While any Series A Preferred Shares are outstanding, the Corporation shall use a transfer agent that participates in the FAST Program or any successor program.

(iii)	Record Holder. To the fullest extent permitted by law, the Person or Persons entitled to receive the Common Shares issuable upon a conversion of Series A Preferred Shares shall be treated for all purposes as the record holder or holders of such Common Shares on the applicable Conversion Date or Mandatory Conversion Date (as defined below), as applicable, irrespective of the date such Common Shares are credited to such Holder’s account with DTC or the date of the book-entry notations evidencing such Common Shares, as the case may be.

(iv)	Corporation’s Failure to Timely Convert. If a Holder has not received all of the Common Shares to which such Holder is entitled on or within two (2) Trading Days after the applicable share delivery date with respect to a conversion of Series A Preferred Shares for any reason other such Holder’s failure to comply with the conditions set forth herein, then such Holder,

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upon written notice to the Corporation, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any Series A Preferred Shares that have not been converted pursuant to such Holder’s Conversion Notice.

(d)	Mandatory Conversion at the Corporation’s Election. If at any time, or from time to time, during the applicable Mandatory Conversion Period (i) the applicable Mandatory Conversion Price Condition is satisfied and (ii) no Equity Conditions Failure exists on the Mandatory Conversion Date, the Corporation shall from time to time have the right to require the Holders to convert all, or any portion, of the outstanding Series A Preferred Shares, as designated in the Mandatory Conversion Notice (as defined below) relating to the applicable Mandatory Conversion on the applicable Mandatory Conversion Date into fully paid, validly issued and nonassessable Common Shares and the Corporation will deliver, to the fullest extent permitted by law and out of funds lawfully available therefor, cash in respect of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by the Corporation pursuant to this Section (6) (d) (a “Mandatory Conversion”). The number of Common Shares issuable to a Holder in connection with a Mandatory Conversion pursuant to this Section (6)(d) shall be determined by multiplying (x) the Conversion Amount in respect of the Series A Preferred Shares of such Holder converted by the Corporation pursuant to this Section (6)(d) by (y) the Conversion Rate as of the applicable Mandatory Conversion Date. No fractional Common Shares are to be issued upon the Mandatory Conversion of any Series A Preferred Share, but rather the number of Common Shares to be issued shall be rounded down to the nearest whole number and the Corporation shall in lieu of delivering any fractional Common Share issuable upon conversion make, to the fullest extent permitted by law and out of funds lawfully available therefor, a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Sale Price of the Common Shares on the relevant Mandatory Conversion Date without interest. The Corporation may exercise its right to require conversion under this Section (6)(d) by delivering not more than one (1) Trading Day following the end of any such Mandatory Conversion Measuring Period a written notice thereof to all Holders (a “Mandatory Conversion Notice” and the date the Corporation delivers such notice to all Holders is referred to as a “Mandatory Conversion Notice Date”). Each Mandatory Conversion Notice shall be irrevocable. Each Mandatory Conversion Notice shall (i) state (a) the Trading Day on which the applicable Mandatory Conversion shall occur, which Trading Day shall be the twentieth (20th) Trading Day following the applicable Mandatory Conversion Notice Date (unless an earlier date is agreed to in writing between the Corporation and a Holder, but only with respect to such Holder) (a “Mandatory Conversion Date”), (b) the aggregate Conversion Amount of the Series A Preferred Shares which the Corporation has elected to be subject to such Mandatory Conversion from such Holder and all other Holders pursuant to this Section (6)(d), (c) the amount of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares converted by the Corporation pursuant to this Section (6)(d), (d) the number of Common Shares to be issued to such Holder on the applicable Mandatory Conversion Date, (e) in the event such Mandatory Conversion cannot be consummated in full due to the limitations set forth in Section (6)(e), state whether the Corporation shall on the applicable Mandatory Conversion Date, to the fullest extent permitted by law and out of funds lawfully available therefor, redeem the Series A Preferred Shares that cannot be converted due to such limitation (such Series A Preferred Shares that the Corporation has elected to be subject to a Mandatory Conversion but which cannot be so converted due to the limitations set forth in Section (6)(e), the “Excess Mandatory Conversion Shares”) and (f) state whether the conversion of all or any portion of the Series A Preferred Shares that the Corporation has elected to be subject to a Mandatory Conversion will result in the issuance of a greater number of Common Shares than permitted under Section (6)(e)(i), and (ii) certify that the applicable Mandatory Conversion Price Condition relating to the applicable Mandatory Conversion has been satisfied and that there is no Equity Conditions Failure as of the Mandatory Conversion Notice Date. If the Corporation confirmed that there was no such Equity Conditions Failure relating to the applicable Mandatory Conversion as of the applicable Mandatory Conversion Notice Date but an Equity Conditions Failure occurs at any time between the applicable Mandatory Conversion Notice Date and the applicable Mandatory Conversion Date (a “Mandatory Conversion Interim Period”) that the Corporation expects will last through the applicable Mandatory Conversion Date, the Corporation shall provide each Holder a subsequent written notice to that effect. If there is an Equity Conditions Failure on the applicable Mandatory Conversion Date, then such Mandatory Conversion shall be null and void with respect to all or any part designated by such Holder of the unconverted Series A Preferred Shares subject to the applicable Mandatory Conversion and such Holder shall be entitled to all the rights of a holder of Series A Preferred Shares with respect to such Series A Preferred Shares; provided, however, that if a Holder waives in writing an Equity Conditions Failure during the applicable Mandatory Conversion Interim Period, then the Corporation shall be required to proceed with the applicable Mandatory Conversion with respect to such Holder. Notwithstanding anything to the contrary in this Section (6)(d), until the applicable Mandatory Conversion has occurred, the Series A Preferred Shares subject to the Mandatory Conversion may be converted, in whole or in part, by a Holder into Common Shares pursuant to Sections (6)(a)-(c). All Series A Preferred Shares converted by a Holder after a Mandatory Conversion Notice Date shall reduce the Series A Preferred Shares required to be converted on the related Mandatory Conversion Date. If a Mandatory Conversion cannot be consummated in full due to the limitations set forth in Section (6)(e), then (i) on the applicable Mandatory Conversation Date, only that portion of the applicable Mandatory Conversion that complies with the limitations set forth in Section (6)(e) shall occur, (ii) unless the Corporation has indicated in the applicable Mandatory Conversion Notice that it shall redeem the applicable Excess Mandatory Conversion Shares on the applicable Mandatory Conversion Date, such Holder must promptly deliver one or more Conversion Notice(s) to the Corporation upon disposition of any securities of the Corporation that would permit the conversion of any portion of such Excess Mandatory Conversion Shares and (iii) notwithstanding anything herein to the contrary, Preferential Dividends with respect to the Series A Preferred Shares which the Corporation has elected to be subject to such Mandatory Conversion shall cease to accrue and be payable as of the applicable Mandatory Conversion Date and all approval, consent or voting rights and any right to a Make-Whole Amount shall cease with respect to the Series A Preferred Shares not able to be so converted. If a Mandatory Conversion consummated in full would violate the limitations set forth in (i) Section (6)(e)(ii), the Corporation may indicate in the related Mandatory Conversion Notice that it shall redeem, to the fullest extent permitted by law and out of funds lawfully available therefor, the Excess Mandatory Conversion Shares on the applicable Mandatory Conversion Date in cash, without interest, at a price equal to the greater of (x) 100% of the Conversion Amount in respect of the applicable Excess Mandatory Conversion Shares

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and (y) the product of (1) the Conversion Amount of the applicable Excess Mandatory Conversion Shares and (2) the quotient determined by dividing (A) the greatest Closing Sale Price of the Common Shares during the period beginning on the Trading Day immediately preceding the applicable Mandatory Conversion Notice Date and ending on the Trading Day immediately preceding the applicable Mandatory Conversion Date, by (B) the lowest Conversion Price in effect during such period referred to in the immediately preceding clause (y)(2)(A) or (ii) Section (6)(e)(i), the Corporation may indicate in the related Mandatory Conversion Notice that it shall redeem the portion of the Series A Preferred Shares that is subject to a Mandatory Conversion that cannot be converted due to the limitations set forth in Section (6)(e)(i) on the applicable Mandatory Conversion Date in cash, without interest, at a price per Common Share that the Corporation is prohibited from issuing pursuant to Section (6)(e)(i) equal to the amount set forth in the last sentence of Section (6)(e)(i). If the Corporation elects to cause a Mandatory Conversion pursuant to this Section (6) (d), then it must simultaneously take the same action in the same proportion with respect to all Series A Preferred Shares to the extent practicable or, if the pro rata basis is not practicable for any reason, by lot or such other equitable method as the Corporation determines in good faith. On the Mandatory Conversion Date, each Series A Preferred Share to be converted pursuant to such Mandatory Conversion shall automatically be converted into fully paid, validly issued, nonassessable Common Shares as described above without any further act or deed on the part of the Corporation, any Holder or any other Person.

(e)	Limitation on Conversions.

(i)	Principal Market Regulation. The Corporation shall not be obligated to issue any Common Shares pursuant to the terms of these Articles of Continuance, and the Holders shall not have the right to receive any Common Shares pursuant to the terms of these Articles of Continuance, to the extent the issuance of such Common Shares would exceed 22,165,789 Common Shares (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common Shares occurring after the Subscription Date) (the “Exchange Cap”), except that such limitation shall not apply in the event that the Corporation obtains the approval of its shareholders as required by the applicable rules of the Principal Market and the Toronto Stock Exchange (or its successor), as applicable, for issuances of Common Shares in excess of such amount or if the Principal Market and the Toronto Stock Exchange (or its successor), as applicable, allows for a greater number of Common Shares to be issued pursuant to these Articles of Continuance. Until such approval is obtained, no Holder shall be issued in the aggregate, pursuant to the terms of these Articles of Continuance, Common Shares in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the number of Series A Preferred Shares issued to such initial Holder pursuant to the Securities Purchase Agreement on the Issuance Date and the denominator of which is the aggregate number of all Series A Preferred Shares issued to the initial Holders pursuant to the Securities Purchase Agreement on the Issuance Date (with respect to each such Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder’s Series A Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any Holder shall have converted any of such Holder’s Series A Preferred Shares into a number of Common Shares which, in the aggregate, is less than such Holder’s Exchange Cap Allocation, then the difference between such Holder’s Exchange Cap Allocation and the number of Common Shares actually issued to such Holder shall be allocated to the respective Exchange Cap Allocations of the remaining Holders on a pro rata basis in proportion to the Common Shares underlying the Series A Preferred Shares then held by each such Holder. In the event that the Corporation is prohibited from issuing any Common Shares in connection with a conversion of Series A Preferred Shares pursuant to Section (6)(a) or Section (6)(d)or in respect of Preferential Dividend Shares as a result of the operation of this Section (6)(e)(i) (the “Exchange Cap Shares”), the Corporation shall, to the fullest extent permitted by law and out of funds lawfully available therefor, pay cash on or prior to the applicable share delivery date to such Holder in exchange for the redemption of such number of Series A Preferred Shares held by the Holder that are not convertible into such Exchange Cap Shares at a price equal to the product of (x) such number of Exchange Cap Shares and (y) the Closing Sale Price of the Common Shares on the applicable Conversion Date or Mandatory Conversion Date, as the case may be, except that if the Exchange Cap Shares are Preferential Dividend Shares, the Corporation shall instead pay to such Holder Cash Preferential Dividends on the applicable Preferential Dividend Date in accordance with Section (5).

(ii)	HSR Cap. Notwithstanding anything to the contrary contained herein, until the HSR Date the Corporation shall not effect the conversion of any portion of Series A Preferred Shares held by an HSR Holder in excess of the HSR Amount, and no HSR Holder shall have the right to convert any portion of its Series A Preferred Shares in excess of the HSR Amount pursuant to the terms and conditions of these Articles of Continuance and any such conversion shall be null and void and treated as if never made.

(f)	Transfer Taxes. The Corporation shall not be required to pay any documentary stamp or similar tax that may be payable in respect of the issuance, delivery, payment or other transfer of Series A Preferred Shares, Common Shares or other securities, and shall not be required to make any such issuance, delivery, payment or other transfer unless and until the Person entitled to such issuance, delivery, payment or other transfer or any other Person liable for such tax has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation (as determined in its reasonable discretion), that such tax has been paid or is not payable.

(7)	Adjustments to Conversion Rate.

(a)	Adjustments. The Conversion Rate will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Corporation shall not make any adjustment to the Conversion Rate if each Holder of the Series A Preferred Shares participates, at the same time and upon the same terms as holders of Common Shares and solely as a result of holding Series A Preferred Shares, in any transaction described in this Section (7)(a), without having to convert its Series A Preferred Shares, as if it held a number of Common Shares equal to (x) the Conversion Rate, multiplied by (y) the Conversion Amount of Series A Preferred Shares held by such Holder (without regard to any limitations on conversion):

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(i)
The exclusive issuance of Common Shares as a dividend or distribution on all or substantially all of the Common Shares, or a subdivision or combination of Common Shares or a reclassification of Common Shares into a greater or lesser number of Common Shares, in which event the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 x (OS1 / OS0)

CR0 = the Conversion Rate in effect immediately prior to the open of business on (i) the Ex-Dividend Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification

CR1 = the new Conversion Rate in effect immediately after the open of business on (i) the Ex-Dividend Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification

OS0 = the number of Common Shares outstanding immediately prior to the open of business on (i) the Ex-Dividend Date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification

OS1 = the number of Common Shares outstanding immediately after, and solely as a result of, the completion of such event

Any adjustment made pursuant to this clause (i) shall be effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification, as applicable. If any such event is announced or declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Corporation announces that such event shall not occur, to the Conversion Rate that would then be in effect if such event had not been declared.

(ii)
The dividend, distribution or other issuance to all or substantially all holders of Common Shares of rights (other than rights, options or warrants distributed in connection with a shareholder rights plan (in which event the provisions of Section (7)(a)(vi) shall apply)), options or warrants entitling them to subscribe for or purchase Common Shares for a period expiring forty-five (45) days or less from the date of issuance thereof, at a price per share that is less than the Current Market Price as of the date such dividend, distribution or other issuance is publicly announced (the “Public Announcement Date”) for such issuance, in which event the Conversion Rate will be increased based on the following formula:

CR1 = CR0 x [(OS0+X) / (OS0+Y)]

CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend, distribution or issuance

CR1 = the new Conversion Rate in effect immediately following the open of business on the Ex-Dividend Date for such dividend, distribution or issuance

OS0 = the number of Common Shares outstanding immediately prior to the open of business on the Ex-Dividend Date for such dividend, distribution or issuance

X = the total number of Common Shares issuable pursuant to such rights, options or warrants

Y = the number of Common Shares equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Public Announcement Date for such dividend, distribution or issuance

For purposes of this clause (ii), in determining whether any rights, options or warrants entitle the holders to purchase the Common Shares at a price per share that is less than the Current Market Price as of the Public Announcement Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Corporation receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.

Any adjustment made pursuant to this clause (ii) shall become effective immediately following the open of business on the Ex-Dividend Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Corporation publicly announces its decision not to issue such rights, options or warrants, to the Conversion Rate that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or Common Shares are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of Common Shares actually delivered.

(iii)
The distribution by the Corporation to all or substantially all holders of its Common Shares (other than for cash in lieu of fractional shares), shares of any class of its share capital, evidences of its indebtedness, assets, other property, securities or special cash dividends (including, without limitation, the IAA Special Dividend, but excluding (A) regular quarterly cash dividends that are Participating Dividends in accordance with Section (5)(b)), (B) dividends or distributions referred to in Section (7)(a)(i) or Section (7)(a)(ii) hereof, (C) Distribution Transactions as to which Section (7)(a)(iv) shall apply, (D) rights, options or warrants distributed in connection with a shareholder rights plan as to which Section (7)(a)(v) shall apply and (E) distributions of Reference Property in a Corporate Event described in Section (9)(c) hereof) (any of such shares of its share capital, indebtedness, assets, property, securities or special cash dividends that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 x [SP0 / (SP0 - FMV)]

CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution

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CR1 = the new Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution

SP0 = the Current Market Price as of the Ex-Dividend Date for such dividend or distribution

FMV = the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding Common Share on the Ex-Dividend Date for such dividend or distribution; provided that in the event of a dividend or distribution of cash, FMV shall equal the amount in cash per Common Share the Corporation distributes to all or substantially all holders of its Common Shares; provided further that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Corporation shall distribute to each Holder of Series A Preferred Shares on the date the applicable Distributed Property is distributed to holders of Common Shares, but without requiring such Holder to convert its Series A Preferred Shares, in respect of each Series A Preferred Share held by such Holder, the amount of Distributed Property such holder would have received had such holder owned a number of Common Shares equal to the Conversion Rate on the Ex-Dividend Date for such dividend or distribution

Any adjustment made pursuant to this clause (iii) shall be effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Corporation announces that such dividend or distribution shall not occur, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(iv)
The Corporation effects a Distribution Transaction, in which case the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 x [(FMV + MP0) / MP0]

CR0 = the Conversion Rate in effect immediately prior to the end of the Valuation Period (as defined below)

CR1 = the new Conversion Rate in effect immediately after the end of the Valuation Period

FMV = the arithmetic average of the Weighted Average Prices for a common share or similar equity interest distributed per Common Share to holders of Common Shares over the first ten (10) consecutive Trading Day period after, and including, the Ex-Dividend Date for the Distribution Transaction (the “Valuation Period”); provided that, if there is no Weighted Average Price of the common share or similar equity interest distributed to holders of the Common Shares on such Ex-Dividend Date, the “Valuation Period” shall be the ten (10) consecutive Trading Day period after, and including, the first Trading Day such Weighted Average Price is available

MP0 = the arithmetic average of the Weighted Average Price per Common Share over the Valuation Period

Such adjustment shall become effective immediately following the close of business on the last Trading Day of the Valuation Period. If an adjustment to the Conversion Rate is required under this Section (7)(a)(iv), delivery of any additional Common Shares that may be deliverable upon conversion as a result of an adjustment required under this Section (7)(a)(iv) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section (7)(a)(iv). If any Distribution Transaction is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors of the Corporation (the “Board”) determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

(v)
If the Corporation or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Shares that is subject to the then applicable tender offer rules under the Exchange Act, other than an odd lot tender offer pursuant to Rule 13e-4(h)(5) under the Exchange Act, to the extent that the cash and value of any other consideration included in the payment per Common Share exceeds the average of the Weighted Average Prices of the Common Shares over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 x [AC+(SP1 x OS1)] / (OS0 x SP1)

CR0 = the Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires

CR1 = the Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires

AC = the aggregate value of all cash and any other consideration (as determined by the Corporation) paid or payable for Common Shares purchased in such tender or exchange offer

OS0 = the number of Common Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer)

OS1 = the number of Common Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer)

SP1 = the average of the Weighted Average Prices of the Common Shares over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires

The adjustment to the Conversion Rate under this Section (7)(a)(v) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

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If an adjustment to the Conversion Rate is required under this Section (7)(a)(v), delivery of any additional Common Shares that may be deliverable upon conversion as a result of an adjustment required under this Section (7)(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section (7)(a)(v). If the Corporation or one of its Subsidiaries is obligated to purchase Common Shares pursuant to any such tender or exchange offer described in the preceding paragraph but the Corporation is, or such Subsidiary is, permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate will be decreased to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

(vi)
If the Corporation has a shareholder rights plan in effect with respect to the Common Shares on any Conversion Date or Mandatory Conversion Date, upon conversion of any of the Series A Preferred Shares, Holders of such shares will receive, in addition to the applicable number of Common Shares, the rights under such rights plan relating to such Common Shares, unless, prior to such Conversion Date, the rights have (A) become exercisable or (B) separated from the Common Shares (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Rate will be adjusted, effective automatically at the time of such Trigger Event, as if the Corporation had made a distribution of such rights to all holders of the Common Shares as described in Section (7)(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section (7)(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such shareholder rights are exchanged by the Corporation for Common Shares or other property or securities, the Conversion Rate shall be appropriately readjusted as if such shareholder rights had not been issued, but the Corporation had instead issued such Common Shares or other property or securities as a dividend or distribution of Common Shares pursuant to Section (7)(a)(i) or Section (7)(a)(iii), as applicable.

To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of Common Shares actually issued pursuant to such rights.

Notwithstanding anything to the contrary in this Section (7)(a)(vi), no adjustment shall be required to be made to the Conversion Rate with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” (or analogous term) under such shareholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series A Preferred Shares in such transfer after the time such Holder becomes, or its affiliate or associate becomes, an “acquiring person” (or analogous term).

(b)	Calculation of Adjustments. All adjustments to the Conversion Rate shall be calculated by the Corporation to the nearest 1/10,000,000th of one Common Share (or if there is not a nearest 1/10,000,000th of a share, to the next lower 1/10,000,000th of a share). No adjustment to the Conversion Rate will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Rate; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided further that any such adjustment of less than one percent that has not been made will be made upon any conversion.

(c)	When No Adjustment Required.

(i)	Except as otherwise provided in this Section (7), the Conversion Rate will not be adjusted for the issuance of Common Shares or any securities convertible into or exchangeable for Common Shares or carrying the right to purchase any of the foregoing, or for the repurchase of Common Shares.

(ii)	Except as otherwise provided in this Section (7), the Conversion Rate will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any shareholder rights plans.

(iii)
No adjustment to the Conversion Rate will be made:

(A)  upon the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Shares under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Corporation bears the ordinary costs of administration and operation of the plan, including brokerage commissions

(B)  upon the issuance of any Common Shares or options or rights to purchase such shares pursuant to any present or future employee, director or officer benefit or equity incentive arrangement, plan or program of or assumed by the Corporation or any of its Subsidiaries or of any employee agreements or arrangements or programs;

(C)  except as otherwise provided in this Section (7) upon the issuance of any Common Shares pursuant to any option, warrant, right, or exercisable, exchangeable or any shares or securities directly or indirectly convertible into or exercisable or exchangeable for Common Shares;

(D)  for dividends or distributions declared or paid to holders of Common Shares in which Holders participate pursuant to Section (5);

(E)  for a third-party tender offer or exchange offer by any party other than a tender offer or exchange offer by one or more of the Corporation’s Subsidiaries as described in Section (7)(a)(v); or

(F) for any accrued and unpaid dividends (in accordance with Section (5)(c)) or Dividends.

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(d)	Successive Adjustments. After an adjustment to the Conversion Rate under this Section (7), any subsequent event requiring an adjustment under this Section (7) shall cause an adjustment to each such Conversion Rate as so adjusted.

(e)	Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Rate pursuant to this Section (7) under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section (7) is applicable to a single event, the subsection shall be applied that produces the highest adjusted Conversion Rate.

(f)	Notice of Adjustments. Whenever the Conversion Rate is adjusted as provided under this Section (7), the Corporation shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware) compute the adjusted applicable Conversion Rate in accordance with this Section (7) and prepare and transmit to the Holders and if the Transfer Agent maintains the register and records pursuant to Section (17), the Transfer Agent a certificate of an authorized officer of the Corporation (an “Officer’s Certificate”) setting forth the applicable Conversion Rate, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based.

(g)	Transfer Agent. The Transfer Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Conversion Rate or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Transfer Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to Section (7)(f) and any adjustment contained therein and the Transfer Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Transfer Agent shall not be responsible for any failure of the Corporation to issue, transfer or deliver any Common Shares pursuant to the conversion of Series A Preferred Shares or to comply with any of the duties, responsibilities or covenants of the Corporation contained in this Section (7).

(8)	Offer To Repurchase. If, at any time while any Series A Preferred Shares remain outstanding, the Corporation redeems or repurchases any of its Common Shares, Junior Shares, options or warrants that are convertible, exchangeable or exercisable for Common Shares after it has redeemed or repurchased from and after the Subscription Date an aggregate of US$2.0 billion of Common Shares (and/ or Common Shares underlying any Junior Shares, options or warrants that are convertible, exchangeable or exercisable for Common Shares) (an “Offer to Repurchase Event”), the Corporation shall deliver a written notice thereof (an “Offer to Repurchase Notice”) no later than five (5) Business Days following the end of the Calendar Quarter during which one or more Offer to Repurchase Events occurred to all, but not less than all, of the Holders (the date the Corporation delivers such notice to all Holders is referred to as an “Offer to Repurchase Notice Date”) and offer to repurchase (an “Offer to Repurchase”) from each Holder a number of such Holder’s Series A Preferred Shares equal to no less than such Holder’s Offer to Repurchase Pro Rata Portion of the Offer to Repurchase Percentage of the Series A Preferred Shares then issued and outstanding (such number of Series A Preferred Shares, the “Offer to Repurchase Shares”). An Offer to Repurchase shall offer to redeem each such Offer to Repurchase Share for cash at a price equal to the applicable Offer to Repurchase Price. Within twenty (20) Business Days after the receipt by the Holder of an Offer to Repurchase Notice, each Holder may require the Corporation to redeem to the fullest extent permitted by law and out of funds lawfully available therefor, at the Offer to Repurchase Price, up to the amount of such Holder’s Offer to Repurchase Shares by delivering written notice thereof (an “Acceptance Notice”) to the Corporation which Acceptance Notice shall indicate the number of Offer to Repurchase Shares that such Holder is electing to redeem and the wire instructions for the payment of the applicable Offer to Repurchase Price to such Holder. Each Offer to Repurchase shall occur on the thirtieth (30th) Business Day following the end of the Calendar Quarter during which one more Offers to Repurchase giving rise to the applicable Offer to Repurchase occurred (an “Offer to Repurchase Date”). Each Offer to Repurchase Notice shall (A) describe the applicable Offer to Repurchase Event, including, without limitation, the calculation of the Offer to Repurchase Pro Rata Portion, the Offer to Repurchase Percentage and the Offer to Repurchase Price and (B) state the maximum Offer to Repurchase Price to be paid to such Holder on such Offer to Repurchase Date. On the applicable Offer to Repurchase Date the Corporation shall deliver or shall cause to be delivered to the Holder to the fullest extent permitted by law and out of funds lawfully available therefor the Offer to Repurchase Price in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Corporation in its Acceptance Notice. Unless otherwise indicated in a Conversion Notice, all Series A Preferred Shares converted by the Holder after the Offer to Repurchase Notice Date shall reduce the Holder’s right to require redemption of the Holder’s Offer to Repurchase Shares on a one-for-one basis.

(9)	Change of Control Redemption Rights.

(a)
Holders’ Change of Control Redemption Right. No later than ten (10) days prior to the consummation of a Change of Control, or, if not practicable as promptly as reasonably practicable after the Corporation is aware of such Change of Control, the Corporation shall deliver written notice thereof to the Holders (a “Change of Control Notice”) setting forth a description of such transaction in reasonable detail and the anticipated Change of Control Redemption Date (as defined below) if then known. At any time during the period beginning after a Holder’s receipt of a Change of Control Notice and ending on the date that is twenty (20) Trading Days after the consummation of such Change of Control, such Holder may require the Corporation to redeem (a “Change of Control Redemption”), to the fullest extent permitted by law and out of funds lawfully available therefor, all or any portion of such Holder’s Series A Preferred Shares by delivering written notice thereof (“Change of Control Redemption Notice”) to the Corporation and, if the Transfer Agent maintains the register and records pursuant to Section (17), the Transfer Agent, which Change of Control Redemption Notice shall indicate the number of Series A Preferred Shares such Holder is electing to redeem (which number shall be at least one thousand (1,000) Series A Preferred Shares) (unless it holds fewer than 1,000 Series A Preferred Shares at the time of such request, in which case, it must convert such number of Series A Preferred Shares held) and include wire instructions for the payment of the applicable Change of Control Redemption Price. Any Series A Preferred Shares subject to redemption pursuant to this Section (9)(a) shall, to the fullest extent permitted by law and out of funds lawfully available therefor, be redeemed by the Corporation in cash, without interest, at a price equal to the sum of (A) the greater of (x) the Conversion Amount of the Series

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A Preferred Shares being redeemed and (y) the Change of Control As-Converted Value with respect to the Series A Preferred Shares being redeemed, (B) the Make-Whole Amount and (C) accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares being redeemed (the amount in this clause (C), the “Change of Control Accrued Dividends Payment”, the sum of the amounts in the immediately preceding clauses (A) and (B), the “Base Change of Control Redemption Price” and the sum of the amounts in the immediately preceding clauses (A), (B) and (C), the “Change of Control Redemption Price”); provided, however, that each Holder, at its option, may, instead of requiring the redemption of any Series A Preferred Shares, elect in its Change of Control Redemption Notice to require the Corporation to exchange such Series A Preferred Shares for (1) such number of Common Shares (the “Redemption Exchange Shares”) calculated by dividing (x) the applicable Base Change of Control Redemption Price, by (y) the applicable Make-Whole Share Price, and, (2) to the fullest extent permitted by law and out of funds lawfully available therefor, the applicable Change of Control Accrued Dividends Payment in cash (together with the Redemption Exchange Shares, the “Redemption Exchange Consideration”). The Corporation shall make payment of the Change of Control Redemption Price, or the exchange of Series A Preferred Shares for Redemption Exchange Consideration, concurrently with the consummation of such Change of Control if such a Change of Control Redemption Notice is received at least five (5) Trading Days prior to the consummation of such Change of Control and within five (5) Trading Days after the Corporation’s receipt of such notice otherwise (the “Change of Control Redemption Date”). Once a Change of Control Redemption Notice has been delivered, the Series A Preferred Shares submitted for redemption (or exchange) under this Section (9)(a) may not be converted, in whole or in part, pursuant to Sections (6)(a)-(c). In the event that a Holder elects to require the exchange of Series A Preferred Shares for Redemption Exchange Consideration as set forth above, the Corporation shall make appropriate provision to ensure that such Holder will have the right to receive, in exchange for the Redemption Exchange Shares included in such Redemption Exchange Consideration (or in lieu of Redemption Exchange Shares included in such Redemption Exchange Consideration, if the Change of Control is consummated before the delivery of such Redemption Exchange Shares), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, which are paid to the holders of Common Shares of the Corporation in connection with such Change of Control in accordance with Section (9)(c). Notwithstanding anything to the contrary contained in this Section (9)(a), in the event of a Change of Control Redemption, the Corporation shall only pay the Change of Control Redemption Price in cash as required by this Section (9) after paying in full in cash all obligations of the Corporation and its Subsidiaries under any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money (including the termination of all commitments to lend, to the extent required by such credit agreement, indenture or similar agreement) in excess of US$50.0 million, individually, and in existence at the time of such Change of Control Redemption (without giving effect to any amendment, supplement, restatement, replacement, refinance or other modification thereto on or after or in anticipation of such Change of Control) (collectively, the “Debt Documents”), which requires prior payment of the obligations thereunder (and termination of commitments thereunder, if applicable) as a condition to the payment of such Change of Control Redemption Price in cash (all such required payments under the Debt Documents in the event of a Change of Control are collectively referred to as the “Senior Debt Payments”; provided, however, that the Corporation shall use its commercially reasonable best efforts to pay such Senior Debt Payments without delay in accordance with the terms of the Debt Documents and shall not be allowed to circumvent any payment of a Change of Control Redemption Price by unnecessarily delaying the payment of any Senior Debt Payments.

(b)	Redemption by the Corporation Upon a Qualified Change of Control. In the case of a Change of Control as a result of which the Series A Preferred Shares are not convertible into common share capital that is quoted on or listed for trading on an Eligible Market (a “Qualified Change of Control”), any Series A Preferred Shares, may be redeemed, at the option of the Corporation (or its successor or the acquiring or surviving Person in such Qualified Change of Control), upon not less than thirty (30) days’ notice delivered to the Holders not later than ten (10) days after the consummation of such Qualified Change of Control, at a redemption price per share equal to the Change of Control Redemption Price with respect to such Qualified Change of Control. Unless the Corporation (or its successor or the acquiring or surviving Person in such Qualified Change of Control) defaults in making the redemption payment on the applicable Change of Control Redemption Date, on and after such Change of Control Redemption Date, (A) Dividends shall cease to accrue on the Series A Preferred Shares so called for redemption, (B) all Series A Preferred Shares called for redemption shall no longer be deemed outstanding and (C) all rights with respect to such Series A Preferred Shares shall on such Change of Control Redemption Date cease and terminate, except only the right of the Holders thereof to receive the amount payable in such redemption.

(c)
Corporate Events. If there shall occur any Fundamental Transaction, as a result of which the Common Shares are converted into or exchanged for securities, cash, assets or other property (a “Corporate Event”), then following any such Corporate Event, each Series A Preferred Share shall remain outstanding (subject to the last paragraph of Section (14)) and be convertible into the number, kind and amount of securities, cash, assets or other property which a Holder would have received in such Corporate Event had such Holder converted its Series A Preferred Share into the applicable number of Common Shares immediately prior to the effective date of the Corporate Event using the Conversion Rate applicable immediately prior to the effective date of such Corporate Event (the “Reference Property”); and, in such case, appropriate adjustment shall be made in the application of the provisions set forth in Section (7) and this Section (9)(c) with respect to the rights and interests thereafter of the Holders, to the extent that the provisions set forth in Section (7) and this Section (9)(c) (including provisions with respect to changes in and other adjustments of the Conversion Rate) and Section (9) shall thereafter be applicable in relation to any securities, cash, assets or other property thereafter deliverable upon the conversion of the Series A Preferred Shares. The Corporation (or any successor thereto) shall, no less than twenty (20) Business Days prior to the occurrence of any Corporate Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the securities, cash, assets or other property that each Series A Preferred Share will be convertible into under this Section (9)(c). Failure to deliver such notice shall not affect the operation of this Section (9)(c). The Corporation shall not enter into any agreement for a transaction constituting a Corporate Event unless, subject to the last paragraph of Section (14), (i) such agreement provides for, or does not interfere with or prevent (as applicable), conversion of the Series A Preferred Shares in a manner that is consistent with and gives effect to this Section (9)(c) and (ii) to the extent that the Corporation is not the surviving entity in such Corporate Event or will be dissolved in connection with such

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Corporate Event, proper provision shall be made in the agreements governing such Corporate Event for the conversion of the Series A Preferred Shares into the Reference Property and the assumption by such Person of the obligations of the Corporation under these Articles. If the Corporate Event causes the Common Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then for the purposes of this Section (9)(c), the Reference Property into which the Series A Preferred Shares shall be convertible shall be deemed to be the weighted average of the types and amounts of consideration per share actually received by holders of Common Shares. The Corporation shall notify Holders of the weighted average as soon as practicable after such determination is made. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Series A Preferred Shares.

(10)	Right of the Holders to Convert to Series A-1 and Series A-2 Preferred Shares; Corporation’s Option to Redeem Upon Such Request.

(a)	Conversion to Series A-1. Each Holder shall have the right, at such Holder’s option on or prior to the thirtieth (30th) day immediately preceding the fourth (4th) anniversary of the Issuance Date, but not prior to the date that is sixty (60) days prior to such date, subject to the conversion procedures set forth in Section (10)(e) and the Corporation’s right to effect a Corporation Dividend Increase Redemption pursuant to Section (11)(b)(iii), to convert each Series A Preferred Share of such Holder into one Series A-1 Preferred Share (as defined below) (the “Series A-1 Conversion Right”). The right of conversion may be exercised as to all or any portion of such Holder’s Series A Preferred Shares; provided that, in each case, no right of conversion may be exercised by a Holder in respect of less than one (1) Series A Preferred Share (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Series A Preferred Shares occurring after the Subscription Date). On the fourth (4th) anniversary of the Issuance Date (the “Series A-1 Conversion Date”), if the Corporation has not delivered a Corporation Dividend Increase Redemption Notice prior to such date, then the Corporation shall convert the amount of Series A Preferred Shares specified in the Dividend Increase Conversion Notice (as defined in Section (10)(e)), if any, to Series A-1 Preferred Shares as of the Series A-1 Conversion Date. For the avoidance of doubt, (i) the Conversion Amount of the Series A-1 Preferred Shares to be issued upon such conversion shall equal the Conversion Amount of the Series A Preferred Shares submitted for conversion upon exercise of the Series A-1 Conversion Right set forth herein and (ii) accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), in respect of Series A Preferred Shares converted for Series A-1 Preferred Shares pursuant to this Section (10)(a) will be converted into accrued and unpaid Dividends (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), in respect of such Series A-1 Preferred Shares.

(b)	Series A-1 Preferred Shares. Upon the Holder exercising its Series A¬1 Conversion Right pursuant to Section (10)(a), the Corporation shall on or prior to the Series A-1 Conversion Date create the Series A-1 Preferred Shares and, upon such creation, the Corporation shall at all times reserve and keep available out of its authorized and unissued Senior Preferred Shares, solely for designation as Series A-1 Senior Preferred Shares (each, a “Series A-1 Preferred Share” and collectively, the “Series A-1 Preferred Shares”) to be issued upon the conversion of the Series A Preferred Shares, such number of Senior Preferred Shares as shall from time to time be equal to the number of Series A-1 Preferred Shares issuable upon the conversion of all the Series A Preferred Shares then outstanding. Any Series A-1 Preferred Shares issued upon conversion of Series A Preferred Shares shall be duly authorized, validly issued, fully paid and nonassessable.

(c)	Conversion to Series A-2. Each Holder shall have the right, at such Holder’s option on or prior to the thirtieth (30th) day immediately preceding the ninth (9th) anniversary of the Issuance Date, but not prior to the date that is sixty (60) days prior to such date, subject to the conversion procedures set forth in Section (10)(e) and the Corporation’s right to effect a Corporation Dividend Increase Redemption pursuant to Section (11)(b)(iii), to convert each of such Holder’s Series A Preferred Share and/or Series A-1 Preferred Share into a Series A-2 Preferred Share (as defined below) (the “Series A-2 Conversion Right”). The right of conversion may be exercised as to all or any portion of such Holder’s Series A Preferred Shares and/or Series A-1 Preferred Shares; provided that, in each case, no right of conversion may be exercised by a Holder in respect of less than one (1) Series A Preferred Share (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Series A Preferred Shares occurring after the Subscription Date) and/or one (1) Series A¬1 Preferred Share (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Series A-1 Preferred Shares occurring after the Subscription Date). On the ninth (9th) anniversary of the Issuance Date (the “Series A-2 Conversion Date” and together with the Series A-1 Conversion Date a “Dividend Increase Conversion Date”), if the Corporation has not delivered a Corporation Dividend Increase Redemption Notice prior to such date, then the Corporation shall convert the amount of Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, specified in the Dividend Increase Conversion Notice to Series A-2 Preferred Shares as of the Series A-2 Conversion Date. For the avoidance of doubt, (i) the Conversion Amount of the Series A-2 Preferred Shares to be issued upon such conversion shall equal the Conversion Amount of the Series A Preferred Shares and/or the Series A-1 Preferred Shares submitted for conversion upon exercise of the Series A-2 Conversion Right set forth herein, (ii) the Series A-2 Conversion Right entitles (x) a Holder to convert all or some of such Holder’s Series A Preferred Shares into Series A-2- Preferred Shares and (y) a holder of Series A-1 Preferred Shares to convert all or some of such Holder’s Series A-1 Preferred Shares into Series A-2- Preferred Shares and (iii) accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), in respect of Series A Preferred Shares or Series A-1 Preferred Shares, as the case may be, converted for Series A-2 Preferred Shares pursuant to this Section (10)(c) will be converted into accrued and unpaid Dividends (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), in respect of such Series A-2 Preferred Shares.

(d)
Series A-2 Preferred Shares. Upon the Holder exercising its Series A¬2 Conversion Right pursuant to Section (10)(c), the Corporation shall on or prior to the Series A-2 Conversion Date create the Series A-2 Preferred Shares and, upon such creation, the Corporation shall at all times reserve and keep available out of its authorized and unissued Senior Preferred Shares, solely for designation as Series A-2 Senior Preferred Shares (each, a “Series A-2 Preferred Share” and collectively, the “Series A-2 Preferred Shares”), to be issued upon the conversion of the Series A Preferred Shares and/or Series A-1 Preferred Shares, such number of Series A-2 Preferred Shares as shall from time to time be equal to the number of Series A Preferred Shares and Series A-1 Preferred

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Shares issuable upon the conversion of all Series A Preferred Shares and Series A-1 Preferred Shares then outstanding. Any Series A-2 Preferred Shares issued upon conversion of Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, shall be duly authorized, validly issued, fully paid and nonassessable.

(e)	Notice of Intended Conversion. To exercise its Series A-1 Conversion Right or its Series A-2 Conversion Right, a Holder shall, not less than thirty (30) days prior to the fourth (4th) or ninth (9th) anniversary of the Issuance Date, as applicable, but not prior to the date that is sixty (60) days prior to such date, (A) deliver a written notice executed by the registered Holder of the Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, subject to such conversion (a “Dividend Increase Conversion Notice”) to the Corporation, which Dividend Increase Conversion Notice shall indicate the amount of Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, such Holder is electing to convert pursuant to Sections (10)(a) or (c), as applicable; and (B) deliver to the Corporation funds for the payment of any applicable share transfer, documentary, stamp or similar taxes.

(f)	Series A-1 and B-2 Articles of Amendment. If a Holder validly delivers a Dividend Increase Conversion Notice and the Corporation does not exercise its right to redeem pursuant to Section (11)(b)(iii) with respect to all Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, specified in the Holder’s Dividend Increase Conversion Notice, then the Corporation shall, prior to the Dividend Increase Conversion Date, file Articles of Amendment setting forth the designation, preferences and rights of the Series A-1 Preferred Shares or Series A-2 Preferred Shares, as applicable, which Articles of Amendment will be in the same form as these Articles of Continuance, except for changes (i) to account for the different series, different dates, including issuance dates, and changes in law, (ii) in the case of the Series A-1 Preferred Shares Articles of Amendment, to Sections (10) and (11) to, among other things, account for the right of Series A-1 Preferred Shares to convert into Series A-2 Preferred Shares, to reserve an adequate amount of Senior Preferred Shares to accommodate such conversion right and to provide a redemption right by the Corporation analogous to the rights in Section (11)(b)(iii) to provide for the Corporation’s right to redeem the Series A-1 Preferred Shares upon a Holder exercising its right to convert Series A-1 Preferred Shares into Series A-2 Preferred Shares and, in the case of the Series A-2 Preferred Shares Articles of Amendment, to eliminate this Section (10) conversion right for the Series A-2 Preferred Shares and the corresponding Corporation redemption right in Section (11)(b)(iii) and (iii) to the Preferential Dividend Rate, which with respect to the Series A-1 Preferred Shares shall replace “5.50%” with “7.50%”, and with respect to the Series A-2 Preferred Shares shall replace “5.50%” or “7.50%”, as the case may be, with the fixed percentage equal to the greater of (x) 600 bps over the Daily Simple SOFR as in effect on the first date a Holder validly delivers a Dividend Increase Conversion Notice in respect of its Series A-2 Conversion Right to the Corporation and (y) 10.50%. The Series A-1 Preferred Shares and Series A-2 Preferred Shares shall have the same preferences, rights and obligations as the Series A Preferred Shares, other than solely with respect to the Preferential Dividend Rate. For the avoidance of doubt, Dividends on the Series A-1 Preferred Shares and on the Series A-2 Preferred Shares shall start to accrue as of the applicable Dividend Increase Conversion Date.

(11)	Optional Redemptions.

(a)	General. Other than as specifically permitted by these Articles of Continuance, the Corporation may not redeem any of the outstanding Series A Preferred Shares (it being understood that the Corporation may purchase Series A Preferred Shares in the open market or in negotiated transactions).

(b)	Redemption at the Option of the Corporation.

(i)	Corporation Optional Redemption. At any time after February 1, 2032, so long as there is no Equity Conditions Failure on the applicable Corporation Optional Redemption Date (as defined below), the Corporation shall have the right to redeem all or any portion of the Series A Preferred Shares then outstanding as designated in the applicable Corporation Optional Redemption Notice (as defined below) (the “Corporation Optional Redemption Shares”) on the applicable Corporation Optional Redemption Date (a “Corporation Optional Redemption”). Each Corporation Optional Redemption Share shall be redeemed by the Corporation on the applicable Corporation Optional Redemption Date in cash, without interest, at a price equal to 100% of the Conversion Amount of such Corporation Optional Redemption Share plus accrued and unpaid Dividends thereon, if any (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c)) (the “Corporation Optional Redemption Price”). The Corporation may exercise its right to redeem the Corporation Optional Redemption Shares under this Section (11)(b)(i) by delivering a written notice thereof to all, but not less than all, of the Holders (a “Corporation Optional Redemption Notice” and the date the Corporation delivers such notice to all Holders is referred to as a “Corporation Optional Redemption Notice Date”). Each Corporation Optional Redemption Notice shall be irrevocable. Each Corporation Optional Redemption Notice shall (A) state the date on which the applicable Corporation Optional Redemption shall occur (a “Corporation Optional Redemption Date”), which date shall be the forty fifth (45th) day (or, if such date falls on a day that is not a Business Day, the next day that is a Business Day) following the applicable Corporation Optional Redemption Notice Date, (B) state the number of the Series A Preferred Shares which the Corporation has elected to redeem from the Holders on the applicable Corporation Optional Redemption Date and (C) confirm that there is no Equity Conditions Failure on the applicable Corporation Optional Redemption Notice Date.

(ii)
Corporation Merger Termination Redemption. If the Merger Agreement is terminated in accordance with its terms and all confidential information that constitutes material, nonpublic information communicated by the Corporation, any of its Subsidiaries or any of their respective Affiliates, employees, officers, representatives or agents to the Buyers (as defined in the Securities Purchase Agreement) or any of their Affiliates has been publicly disclosed, then during the ninety (90) days following the later of (x) August 7, 2023 and (y) the termination of the Merger Agreement, so long as there is no Equity Conditions Failure on the applicable Corporation Merger Termination Redemption Notice Date (as defined below), the Corporation shall have the right to redeem between fifty percent (50%) and one hundred percent (100%) of the Series A Preferred Shares then outstanding as designated in the applicable Corporation Merger Termination Redemption Notice (as defined below) (the “Corporation Merger Termination Redemption Shares”) on the applicable Corporation Merger Termination Redemption Date (a “Corporation Merger Termination Redemption”). Each Corporation Merger Termination

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Redemption Share shall be redeemed by the Corporation on the Corporation Merger Termination Redemption Date in cash, without interest, at a price equal to 102% of the sum of (x) the Conversion Amount of such Corporation Merger Termination Share and (y) accrued and unpaid Dividends thereon, if any (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c)) (the “Corporation Merger Termination Redemption Price”). The Corporation may exercise its right to redeem the Corporation Merger Termination Redemption Shares by delivering a written notice thereof to all, but not less than all, of the Holders (a “Corporation Merger Termination Redemption Notice” and the date the Corporation delivers such notice to all Holders is referred to as a “Corporation Merger Termination Redemption Notice Date”). Each Corporation Merger Termination Redemption Notice shall be irrevocable. Each Corporation Merger Termination Redemption Notice shall (A)  state the date on which the applicable Corporation Merger Termination Redemption shall occur (a “Corporation Merger Termination Redemption Date”), which date shall be the tenth (10th) day (or, if such date falls on a day that is not a Business Day, the next day that is a Business Day) following the applicable Corporation Merger Termination Redemption Notice Date, (B)  state the number of the Series A Preferred Shares which the Corporation has elected to redeem from the Holders on the Corporation Merger Termination Redemption Date, and (C) confirm that there is no Equity Conditions Failure on the applicable Corporation Merger Termination Redemption Notice Date.

(iii)	Corporation Redemption Upon Dividend Increase. If one or more Holders delivered a Dividend Increase Conversion Notice to the Corporation in compliance with Section (10), so long as there is no Equity Conditions Failure on the applicable Corporation Dividend Increase Redemption Date (as defined below), the Corporation shall have the right to redeem all or any portion of the Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, for which an increase in the Preferential Dividend Rate has been demanded, as designated in the applicable Corporation Dividend Increase Redemption Notice (as defined below) (such shares the “Corporation Dividend Increase Redemption Shares”) on the applicable Corporation Dividend Increase Redemption Date (a “Corporation Dividend Increase Redemption”). The Corporation Dividend Increase Redemption Shares shall be redeemed by the Corporation on the applicable Corporation Dividend Increase Redemption Date in cash, without interest, at a price equal to 100% of the Conversion Amount of the Corporation Dividend Increase Redemption Shares to be redeemed plus accrued and unpaid Dividends thereon, if any (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c)) (a “Corporation Dividend Increase Redemption Price”). The Corporation may exercise its right to require redemption under this Section (11)(b)(iii) by delivering a written notice thereof by no later than the forty fifth (45th) day immediately following the fourth (4th) anniversary of the Issuance Date or the ninth (9th) anniversary of the Issuance Date, as applicable (or, if such date falls on a day that is not a Business Day, the next day that is a Business Day), to all, but not less than all, of the Holders who delivered a Dividend Increase Conversion Notice to the Corporation in compliance with this Section (11)(b)(iii) (a “Corporation Dividend Increase Redemption Notice”, and the date such notice is given to all of the Holders is referred to as a “Corporation Dividend Increase Redemption Notice Date”). Each Corporation Dividend Increase Redemption Notice shall be irrevocable. Each Corporation Dividend Increase Redemption Notice shall (A) state the date on which the applicable Corporation Dividend Increase Redemption shall occur (a “Corporation Dividend Increase Redemption Date”), which date shall be the forty fifth (45th) day (or, (x) if such date falls on a day that is not a Business Day, the next day that is a Business Day or (y) if there is an Equity Conditions Failure on such day, the first Business Day thereafter upon which there is no Equity Conditions Failure; provided that such Business Day occurs no later than the forty fifth (45th) day thereafter (the “Extended Dividend Increase Redemption Date”); provided, further, that in the event of clause (y) such Holder may elect to revoke its election to convert its Series A Preferred Shares into Series A-1 Preferred Shares or Series A¬2 Preferred Shares, as applicable, and consequently revoke the Corporation’s right to effect a related Corporation Dividend Increase Redemption) following the applicable Corporation Dividend Increase Redemption Notice Date, (B) state the aggregate Conversion Amount of the Series A Preferred Shares and/or Series A-1 Preferred Shares, as applicable, which the Corporation has elected to redeem from the Holders on the applicable Corporation Dividend Increase Redemption Date, (C) state the amount of accrued and unpaid Dividends, if any (and any accrued and unpaid dividends accrued pursuant to Section (5)(c)), with respect to such Series A Preferred Shares redeemed by the Corporation pursuant to this Section (11)(b)(iii) and (D) confirm that there is no Equity Conditions Failure as of the applicable Corporation Dividend Increase Redemption Notice Date.

(iv)
Corporation Redemptions. If the Corporation confirmed that there was no Equity Conditions Failure as of the applicable Corporation Redemption Notice Date but an Equity Conditions Failure occurs between the applicable Corporation Redemption Notice Date and the applicable Corporation Redemption Date (a “Corporation Redemption Interim Period”) that the Corporation expects will last through the applicable Corporation Redemption Date, the Corporation shall provide the Holders a subsequent written notice to that effect. If there is an Equity Conditions Failure on the applicable Corporation Redemption Date (and, with respect to Section (11)(b)(iii), the Extended Dividend Redemption Date), then the applicable Corporation Redemption shall be null and void with respect to all or any part designated by such Holder of the applicable unconverted Corporation Redemption Shares and such Holder shall be entitled to all the rights of a Holder with respect to such applicable Corporation Redemption Shares; provided, however, that if a Holder waives in writing an Equity Conditions Failure during the applicable Corporation Redemption Interim Period, then the Corporation shall be required to proceed with the applicable Corporation Redemption Date with respect to such Holder. If the Corporation elects to cause a Corporation Redemption pursuant to this Section (11), then it must simultaneously take the same action in the same proportion with respect to all Corporation Redemption Shares subject to the applicable Corporation Redemption to the extent practicable, or, if the pro rata basis is not practicable for any reason, by lot or such other equitable method as the Corporation determined in good faith. If the applicable Corporation Redemption Notice shall have been duly given, the Corporation shall irrevocably deposit or set aside the aggregate Corporation Redemption Price to be paid to all Holders of the Corporation Redemption Shares entitled thereto and, from and after the applicable Corporation Redemption Date, the applicable Corporation Redemption Price shall promptly be paid to all former Holders of Corporation Redemption Shares entitled thereto in respect thereof. So long as the applicable aggregate Corporation Redemption Price shall be paid in full to such Holders or

130	2024 Proxy Statement

is irrevocably deposited or set aside with a depository for payment to the Holders, the applicable Corporation Redemption shall be effective with respect to all Corporation Redemption Shares on the applicable Corporation Redemption Date, and thereupon Dividends with respect to such Corporation Redemption Shares shall cease to accrue and all rights with respect to such Corporation Redemption Shares shall forthwith terminate. Notwithstanding anything to the contrary in these Articles of Continuance, until the applicable Corporation Redemption Price is paid in full, the Series A Preferred Shares subject to the applicable Corporation Redemption may be converted, in whole or in part, by such Holder into Common Shares pursuant to Section (6). All Series A Preferred Shares converted by a Holder after a Corporation Redemption Notice Date shall reduce the number of Series A Preferred Shares required to be redeemed on the applicable Corporation Redemption Date, unless such Holder otherwise indicates in the applicable Conversion Notice.

(c)	Void Redemption. In the event that the Corporation does not pay a Corporation Redemption Price within the applicable time period, at any time thereafter and until the Corporation pays such unpaid applicable Corporation Redemption Price in full, a Holder shall have the option to, in lieu of redemption, require the Corporation to promptly return to such Holder any or all of the Series A Preferred Shares that were submitted for redemption by such Holder and for which the applicable Corporation Redemption Price has not been paid, by sending written notice thereof to the Corporation (the “Void Optional Redemption Notice”). Upon the Corporation’s receipt of such Void Optional Redemption Notice prior to the payment of the applicable Corporation Redemption Price, (i) any applicable redemption notice of such Holder or the Corporation, as the case may be, shall be null and void with respect to those Series A Preferred Shares subject to the Void Optional Redemption Notice and (ii) the Corporation shall immediately return any Series A Preferred Shares subject to the Void Optional Redemption Notice.

(d)	Effect of Redemption. Subject to Section (11)(c), effective immediately prior to the close of business on the day before any Series A Preferred Shares are redeemed pursuant to these Articles of Continuance, Dividends shall no longer accrue or be declared on any such Series A Preferred Shares, and such Series A Preferred Shares shall cease to be outstanding.

(e)	Status of Redeemed Shares. Series A Preferred Shares redeemed in accordance with these Articles of Continuance shall return to the status of and constitute authorized but unissued Senior Preferred Shares, without classification as to series until such shares are once more classified as to a particular series by the Board pursuant to provisions of the Articles.

(12)	Reservation of Shares. The Corporation shall have sufficient authorized and unissued Common Shares for each of the Series A Preferred Shares equal to no less than the lesser of (x) the Exchange Cap and (y) 110% of the maximum number of Common Shares issuable with respect to the outstanding Series A Preferred Shares pursuant to the terms of these Articles of Continuance (assuming for purposes of this clause (y), that the Conversion Amount of the Series A Preferred Shares are convertible at the Conversion Rate and without taking into account any limitations on the conversion of the Series A Preferred Shares set forth in these Articles of Continuance) (the “Required Reserved Amount”). The Corporation shall, so long as any of the Series A Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Shares, solely for the purpose of issuing Common Shares with respect of the Series A Preferred Shares pursuant to the terms of these Articles of Continuance, no less than a number of Common Shares equal to the Required Reserved Amount.

(13)	Voting Rights. Other than in connection with Parent Shareholders Meeting (as defined in the Merger Agreement), each Holder shall be entitled to the whole number of votes equal to the number of whole Common Shares into which the aggregate of such Holder’s Series A Preferred Shares would be convertible on the record date for the vote or consent of shareholders or if no record date is established, at the date such vote or consent is taken, and shall otherwise have voting rights and consent rights equal to the voting rights and consent rights of the Common Shares to the fullest extent permitted by law provided, however, that until the HSR Date, with respect to any HSR Holder, such HSR Holder shall only be entitled to vote a number of Series A Preferred Shares in accordance with the foregoing on any matters relating to the election, designation, removal or replacement of members of the Board to the extent that such number of Series A Preferred Shares together with such HSR Holder’s Common Shares, if any, other Junior Shares, if any, Pari Passu Shares, if any, and Senior Preferred Shares of the Corporation, if any, does not exceed the HSR Amount in the aggregate; provided, further, that the Required Holders, by written notice to the Corporation, may terminate the voting rights set forth in this Section (13) effective at any time from and after the registration, if any, of the Series A Preferred Shares under the Exchange Act. Except as provided in the immediately preceding sentence, each Holder shall be entitled to receive the same prior notice of any shareholders’ meeting as is provided to the holders of Common Shares in accordance with the by-laws of the Corporation, as well as prior notice of all shareholder actions to be taken by legally available means in lieu of a meeting, and shall vote as a class with the holders of Common Shares as if they were a single class of securities upon any matter submitted to a vote of shareholders, except those matters required by law or by the terms hereof to be submitted to a class vote of the Holders, in which case the Holders only shall vote as a separate class, or those matters required by law to be submitted to a class vote of solely the holders of Common Shares, in which case such holders only shall vote as a separate class. Notwithstanding the foregoing, (i) no Holder shall be entitled, in its capacity as Holder of the Series A Preferred Shares, to vote on the Parent Share Issuance (as defined in the Merger Agreement) and (ii) in no event shall a Holder be entitled to such number of votes that is greater than the number of whole Series A Preferred Shares held by such Holder at the relevant time.

(14)	Series A Preferred Shares Approval Rights. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law, for as long as any Series A Preferred Shares remain outstanding, the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders but not of any other class of the Corporation’s securities, voting as a single class (and separately from all other classes and series of shares in the capital of the Corporation), shall be required before the Corporation may:

(a)	create (by reclassification or otherwise), or authorize the creation of, or issue or obligate itself to issue additional or other Senior Shares or securities exchangeable for or convertible or exercisable into Senior Shares;

(b)	create (by reclassification or otherwise), or authorize the creation of, or issue or obligate itself to issue additional or other Pari Passu Shares or securities exchangeable for or convertible or exercisable into Pari Passu Shares;

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(c)	except as contemplated by Section (10), amend or repeal any provision of, or add any provision to, the Articles, or file any articles of amendment, preferences, limitations and relative rights of any series of preferred shares, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions of the Series A Preferred Shares, regardless of whether any such action shall be by means of amendment to the Articles or by merger, consolidation, amalgamation, arrangement or otherwise;

(d)	increase or decrease (other than by conversion or redemption in accordance with the terms hereof) the authorized number of Series A Preferred Shares;

(e)	exchange, reclassify or cancel the Series A Preferred Shares, except as explicitly contemplated by these Articles of Continuance; or

(f)	amend or waive any provision of these Articles of Continuance that would have an adverse effect on the rights, preferences, privileges, voting power or obligation of the Series A Preferred Shares or any Holder thereof.

Notwithstanding the provisions of this Section (14), (a) in the event of a Fundamental Transaction or Corporate Event, so long as: (i) the Series A Preferred Shares remain outstanding following consummation of such Fundamental Transaction or Corporate Event with its terms materially unchanged, taking into account that, upon the occurrence of such a Fundamental Transaction or Corporate Event, the Corporation may not be the surviving entity (in which case, the Series A Preferred Shares may be converted into or exchanged for preferred shares or other preferred equity of the surviving entity or its parent having terms substantially the same as the Series A Preferred Shares) and, if applicable, with any changes to the terms of the Series A Preferred Shares required pursuant to and made in compliance with the provisions of Section (9)(c) in connection with such Fundamental Transaction or Corporate Event or as otherwise deemed reasonably necessary by the Corporation and (ii) if such transaction also constitutes a Change of Control, the provisions of Section (9)(a) and Section (9)(b) are complied with in connection with such Fundamental Transaction, then the occurrence of such Fundamental Transaction shall not be deemed to adversely affect the powers, preferences, or other special rights or privileges of the Series A Preferred Shares or its Holders and in such case such Holders shall not have any voting rights with respect to the occurrence of such Fundamental Transaction or Corporate Event pursuant to this Section (14) and (b) the authorization or creation of, or the increase in the number of authorized or issued shares of, or any securities convertible into shares of, or the reclassification of any security (in each case, other than the Series A Preferred Shares) into, or the issuance of, Junior Shares will not require the vote the holders of the Series A Preferred Shares.

(15)	General Provisions.

(a)	In addition to the above provisions with respect to Series A Preferred Shares, the Series A Preferred Shares shall be subject to and be entitled to the benefit of the provisions set forth in the Articles with respect to preferred shares of the Corporation generally; provided, however, that in the event of any conflict between such provisions, the provisions set forth in these Articles of Continuance shall control.

(b)	Any Series A Preferred Shares which are converted, repurchased or redeemed shall be automatically and immediately retired and shall not be reissued, sold or transferred.

(c)	Whenever notice is required to be given under these Articles of Continuance, unless otherwise provided herein, such notice shall be given by first-class mail to each record Holder of outstanding Series A Preferred Shares as such Holder’s address as the same appears on the books of the Corporation or the Transfer Agent. With respect to any notice to a Holder required to be provided hereunder, neither the failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, amalgamation, arrangement, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any such action. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given or delivered as of the date sent whether or not the Holder receives the notice. All notice periods referred to herein shall commence on the date of the mailing of the applicable notice.

(d)	Whenever any amount expressed to be due by the terms of these Articles of Continuance is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day without interest or penalty.

(e)	If any term of the Series A Preferred Shares set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein so long as these Articles of Continuance as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The Corporation and the Required Holders will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f)
It is the intent of the Corporation and the Required Holders that the provisions of these Articles of Continuance comply, and following the date hereof continue to comply, with the applicable rules of The New York Stock Exchange and The Toronto Stock Exchange, as the same may be amended from time to time, for as long as long as the Corporation’s Common Shares are listed and posted for trading on The New York Stock Exchange and/or The Toronto Stock Exchange, as the case may be (the “Applicable Stock Exchange Rules”). It is also the intent of the Corporation and the Required Holders that if the Corporation no longer has a class of securities registered under section 12 of the Exchange Act or is no longer required to file reports under Section 15(d) of the Exchange Act, all Exchange Act, Securities Act and other United States references herein shall be deemed to be to the Canadian equivalent, including under applicable Canadian securities laws. In furtherance of the foregoing, if any term, covenant or restriction included in these Articles of Continuance fails at any time to comply with the Applicable Stock Exchange Rules, or it is reasonably

132	2024 Proxy Statement

necessary and advisable to update the United States references to applicable Canadian references, the Corporation and the Required Holders agree to negotiate in good faith to modify these Articles of Continuance so as to comply with the Applicable Stock Exchange Rules or to update with the applicable Canadian references while retaining the original intent as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible. Any amendment, modification or alteration of the rights, preferences, privileges or voting powers of the Series A Preferred Shares shall, solely to the extent required by the Applicable Stock Exchange Rules, be subject to the approval of The New York Stock Exchange and/or The Toronto Stock Exchange, as the case may be for as long as the Common Shares are listed for trading thereon.

(g)	Tax Matters.

(i)	Tax Withholdings. The Corporation shall be entitled to withhold or deduct, from any amounts payable or otherwise deliverable under these Articles of Continuance, such amounts as the Corporation determines, acting reasonably, are required to be deducted or withheld with respect to such payment or delivery under the Internal Revenue Code of 1986, as amended, the Income Tax Act (Canada) or any provision of any other applicable laws. To the extent that such amounts are so deducted or withheld, such amounts shall be treated for all purposes as having been paid to the Holder to whom such amounts would otherwise have been paid, provided that such deducted or withheld amounts are remitted to the appropriate governmental authority. The Corporation is hereby authorized to sell or otherwise dispose of, on behalf of any Holder, such portion of any share or other security deliverable to such Holder as is necessary to provide sufficient funds to the Corporation to enable it to comply with such deduction or withholding requirement and the Corporation shall notify such Holder thereof and remit the applicable portion of the net proceeds of such sale to the appropriate governmental authority and, if applicable, any portion of such net proceeds that is not required to be so remitted shall be paid to such Holder. The Holders shall, on a joint and several basis, indemnify and hold harmless the Corporation for any losses, costs, penalties, fees, liabilities, damages and expenses incurred by the Corporation in respect of a failure to withhold, deduct, or remit any amount required to be withheld, deducted, or remitted in respect of any amounts payable pursuant to these Articles of Continuance.

(ii)	Forms. If a Holder is entitled to claim an exemption or reduction from withholding tax in accordance with applicable law, such Holder shall promptly deliver such properly completed and executed documentation (including properly completed Canada Revenue Agency forms NR301, NR 302 or NR 303, as applicable) reasonably requested by the Corporation as will permit such payments to be made without withholding or at a reduced rate of withholding. The Corporation shall, acting reasonably, take into account all such properly completed forms in determining its withholding obligations under Section (15)(g)(i). In addition, any Holder shall deliver such other tax documentation prescribed by applicable law (including any Internal Revenue Service form W-9 or form W-8, as applicable, or any forms or other documentation as may be necessary for the Corporation to comply with its obligations under the Foreign Account Tax Compliance Act or otherwise reasonably requested by the Corporation). Each Holder shall provide new documentation (or successor documentation) upon the expiration or obsolescence of any previously delivered documentation and promptly notify the Corporation of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(iii)	Specified Amount. The specified amount in respect of the Series A Preferred Shares for purposes of subsection 191(4) of the Income Tax Act (Canada) is the Canadian Dollar equivalent of US$1.00 per Series A Preferred Share as of the date of issuance of such share.

(16)	Transfer of Series A Preferred Shares. A Holder may transfer some or all of the Series A Preferred Shares and the accompanying rights hereunder held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws and the Securities Purchase Agreement.

(17)	Series A Preferred Share Register.

(a)	The Corporation or the Transfer Agent shall maintain a register for the Series A Preferred Shares, in which the Corporation or the Transfer Agent shall record the name and address of the Persons in whose name the Series A Preferred Shares have been issued, as well as the name and address of each transferee. The Corporation may treat the Person in whose name any Series A Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

(b)	The Corporation or the Transfer Agent shall maintain records showing the number of Series A Preferred Shares converted and/or redeemed and the dates of such conversions and/or redemptions. In the event of any dispute or discrepancy, such records of the Corporation establishing the number of Series A Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error.

(18)	Certain Defined Terms. For purposes of these Articles of Continuance the following terms shall have the following meanings:

(a)	“Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

(b)	“Bloomberg” means Bloomberg Financial Markets.

(c)	“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Toronto, Ontario, Canada are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York or Toronto, Ontario, Canada generally are open for use by customers on such day.

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(d)	“Calendar Quarter” means each of: the period beginning on and including December 15 and ending on and including March 14; the period beginning on and including March 15 and ending on and including June 14; the period beginning on and including June 15 and ending on and including September 14; and the period beginning on and including September 15 and ending on and including December 14.

(e)	“Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization, reclassification or change of the Common Shares or any share exchange, consolidation, amalgamation, arrangement, merger or similar transaction, in each case, in which holders of the Corporation’s voting power immediately prior to such reorganization, recapitalization, reclassification, change, share exchange, consolidation, amalgamation, arrangement, merger or similar transaction continue immediately after the consummation of such reorganization, recapitalization, reclassification, change, share exchange, consolidation, amalgamation, arrangement, merger or similar transaction to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a continuance or migratory merger, amalgamation or arrangement effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation.

(f)	“Change of Control As-Converted Value” means, with respect to any Series A Preferred Shares, the product of (i) the Conversion Amount of such Series A Preferred Shares multiplied by (ii) the Conversion Rate multiplied by (iii) the Make-Whole Share Price with respect to the applicable Change of Control.

(g)	“close of business” means 5:00 p.m. (New York City time).

(h)	“Closing Sale Price” of the Common Shares (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares (or such other security) is traded. If the Common Shares (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Closing Sale Price” shall be the last quoted bid price for the Common Shares (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Shares (or such other security) are not so quoted, the “Closing Sale Price” shall be the average of the mid-point of the last bid and ask prices for the Common Shares (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose. The “Closing Sale Price” will be determined without regard to after-hours trading or any other trading outside of the regular trading session hour.

(i)	“Common Shares” means (i) the Corporation’s shares of common shares, without par value, or (ii) any share capital into which such Common Shares shall have been converted or exchanged in a Corporate Event.

(j)	“Conversion Amount” means, for each Series A Preferred Share, the Issue Price.

(k)	“Conversion Date” means with respect to a conversion pursuant to Section (6)(a), the date on which the Holder complied with the procedures in Section (6)(c)(i) thereof.

(l)	“Conversion Price” means at any time, US$1.00, divided by the Conversion Rate at such time.

(m)	“Conversion Rate” means 0.0136986 Common Shares per US$1.00 Conversion Amount, subject to adjustment as set forth herein.

(n)	“Corporation Redemption” means, collectively, a Corporation Dividend Increase Redemption, a Corporation Optional Redemption and a Corporation Merger Termination Redemption.

(o)	“Corporation Redemption Date” means a Corporation Dividend Increase Redemption Date, a Corporation Optional Redemption Date and a Corporation Merger Termination Redemption Date, as applicable.

(p)	“Corporation Redemption Notice” means a Corporation Dividend Increase Redemption Notice, a Corporation Optional Redemption Notice and a Corporation Merger Termination Redemption Notice, as applicable.

(q)	“Corporation Redemption Notice Date” means a Corporation Dividend Increase Redemption Notice Date, a Corporation Optional Redemption Notice Date and a Corporation Merger Termination Redemption Notice Date, as applicable.

(r)	“Corporation Redemption Price” means a Corporation Dividend Increase Redemption Price, a Corporation Optional Redemption Price and a Corporation Merger Termination Redemption Price, as applicable.

(s)	“Corporation Redemption Shares” means, collectively, the Corporation Dividend Increase Redemption Shares, the Corporation Optional Redemption Shares and the Corporation Merger Termination Redemption Shares.

(t)	“Current Market Price” per Common Share, as of any date of determination, means the arithmetic average of the Weighted Average Price per Common Share for each of the ten (10) consecutive Trading Days ending on the Trading Day immediately preceding such day, adjusted to take into account the occurrence during such period of any event described in Section (7).

(u)	“Daily Simple SOFR” means the daily Secured Overnight Financing Rate provided by the FRBNY, as the administrator of the benchmark (or a successor administrator), on the FRBNY’s Website, effective as of the applicable date of determination.

(v)	“Designee” means Starboard Value and Opportunity Master Fund Ltd.

(w)	“Distribution Transaction” means any transaction by which a Subsidiary of the Corporation ceases to be a Subsidiary of the Corporation by reason of the distribution of such Subsidiary’s equity securities to holders of Common Shares, whether by means of a spin-off, split-off, redemption, reclassification, exchange, share dividend, share distribution, rights offering or similar transaction, which equity securities are, or when issued, will be, listed or admitted for trading on a U.S. national securities exchange.

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(x)	“effective date” means, for purpose of Section (7)(a), the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant subdivision, combination or reclassification, as applicable (provided that, for the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Shares under a separate ticker symbol or CUSIP number will not be considered “regular way” for purposes of this definition).

(y)	“Eligible Market” means the New York Stock Exchange, The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors).

(z)	“Equity Conditions” means each of the following conditions: (i) all Common Shares issuable pursuant to the terms of these Articles of Continuance as the result of a Mandatory Conversion Date, a Preferential Dividend Date or in respect of a conversion of Series A Preferred Shares that are subject to a Corporation Redemption, as the case may be, shall be either (x) issuable without restrictive legends and eligible for sale by such Holder without volume restrictions pursuant to Rule 144 (or any successor thereto) and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) and without the need for registration under any applicable federal or state securities laws or the need for a prospectus under applicable Canadian securities laws or (y) eligible for resale upon issuance pursuant to an effective Registration Statement contemplated by the Registration Rights Agreement that is available for use (and expected by the Corporation to be available for use for at least 30 consecutive calendar days after the applicable date of determination) to the extent provided in the Registration Rights Agreement and, for the avoidance of doubt, not subject to (or expected by the Corporation to be subject to for at least 30 consecutive calendar days after the applicable date of determination) an “Allowable Grace Period” (as defined in the Registration Rights Agreement); (ii) the Common Shares referred to in clause (i) requiring the satisfaction of the Equity Conditions when issued shall be, listed or designated for quotation on an Eligible Market and shall not have been suspended at such time from trading on such exchange or market; (iii) the Common Shares referred to in clause (i) requiring the satisfaction of the Equity Conditions, when issued, shall be duly authorized and (iv) if such Holder converted, in accordance with Section (6) (c), Series A Preferred Shares after the delivery by Corporation of a Mandatory Conversion Notice or a Corporation Redemption Notice, the Corporation shall have delivered to such Holder, subject to Section (6)(e), all Common Shares required to be delivered in respect of such conversions pursuant to Section (6)(c).

(aa)	“Equity Conditions Failure” means that as of the applicable date of determination the Equity Conditions have not each been satisfied (or waived in writing by such Holder); provided that the Corporation’s failure to satisfy the Equity Condition set forth in clause (iv) of the definition of “Equity Conditions” with respect to a particular Holder shall only be deemed an Equity Condition Failure with respect to such Holder (unless waived in writing by such Holder).

(bb)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(cc)	“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Common Shares, the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant share exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Shares under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

(dd)	“Fair Market Value” means, with (1) respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, subject to any required stock exchange approval and (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than US$50,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion (2) with respect to U.S. dollars, the face amount of such U.S. dollars.

(ee)	“First Mandatory Conversion Period” means the period described in clause (i) of the definition of “Mandatory Conversion Period” set forth in Section (18)(uu).

(ff)	“FRBNY” means the Federal Reserve Bank of New York.

(gg)	“FRBNY’s Website” means the website of the FRBNY at http://www.newyorkfed.org, or any successor source.

(hh)	“Fundamental Transaction” means (i) that the Corporation shall, (a) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, consolidate, amalgamate or merge with or into (whether or not the Corporation is the surviving corporation) another Person, or (b) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, sell, assign, transfer, convey or otherwise dispose of all or substantially all of the assets of the Corporation and its Subsidiaries on a consolidated basis to one or more Persons other than one or more of the Corporation’s Wholly-Owned Subsidiaries, or (c) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, make, or allow a Person or Group to make, or allow the Corporation to be subject to or have its Common Shares be subject to or party to any such Person or Group making, a purchase, tender or exchange offer that is accepted by the holders of such number of Common Shares such that such Person or Group making or party to, such purchase, tender or exchange offer, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the aggregate voting power of the outstanding Common Shares or at least 50% of the aggregate voting power of the Corporation, or (d) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, consummate a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with a Person or Group (within the meaning of Section 13(d) of the Exchange Act) whereby such Person or Group acquires such number of Common Shares such that such Person or Group becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the aggregate voting power of the outstanding Common Shares or at least 50% of the aggregate voting power of the Corporation, or (e) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, reorganize,

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recapitalize or reclassify the Common Shares as a result of which the Common Shares are converted into, or exchanged for, securities, cash, assets or other property or (ii) that the Corporation shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Person or Group (within the meaning of Section 13(d) of the Exchange Act) to become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the aggregate voting power of the outstanding Common Shares or at least 50% of the aggregate voting power of the Corporation. Notwithstanding anything to the contrary in the foregoing, the consummation of the transactions contemplated by the Merger Agreement shall not constitute a Fundamental Transaction.

(ii)	“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(jj)	“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.

(kk)	“HSR Amount” means the number of voting securities of the Corporation that may be obtained by an Acquiring Person (as defined by the HSR Act, including the ultimate parent entity and all entities included within it, and taking into account any applicable exemptions) prior to the HSR Date, without incurring a notification obligation under the HSR Act, with the number and class(es) of voting securities constituting the HSR Amount to be determined by the HSR Holder in consultation with its legal counsel.

(ll)	“HSR Date” means the date on which all applicable approvals, clearances or waiting periods under the HSR Act shall have been obtained, expired or been terminated.

(mm)	“HSR Holder” means a Holder that is an Acquiring Person (as defined under the HSR Act) whose ability to acquire voting securities of the Corporation in excess of the HSR Amount is restricted by the HSR Act prior to the HSR Date.

(nn)	“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is not an Affiliate of the Corporation.

(oo)	“Issuance Date” means the Closing Date (as defined in the Securities Purchase Agreement).

(pp)	“Issue Price” means, per Series A Preferred Share, US$1.00.

(qq)	“Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Corporation and its Subsidiaries taken as a whole, in a single transaction or series of transactions, or adoption of any plan for the same.

(rr)	“Make-Whole Amount” means a cash amount per US$1.00 Conversion Amount of Series A Preferred Shares being redeemed in a Change of Control Redemption determined by multiplying the Make-Whole Share Price applicable to the related Change of Control by a number of additional Common Shares (the “Additional Shares”) as described below. Such number of Additional Shares shall be determined by reference to the table below (the “Make-Whole Table”) based on the date on which the applicable Change of Control occurs or becomes effective (the “Change of Control Effective Date”) and the Make-Whole Share Price applicable to such Change of Control.

Change of Control Effective Date	US$59.722	US$65	US$70	US$75	US$80	US$85	US$90	US$100	US$125	US$175	US$250	US$350	US$450	US$550
February 1, 2023	0.0025100	0.0029600	0.0030456	0.0030456	0.0028600	0.0023300	0.0020400	0.0014000	0.0010400	0.0006400	0.0003900	0.0002400	0.0001700	0.0001200
February 1, 2024	0.0026441	0.0030456	0.0030456	0.0030456	0.0029200	0.0023700	0.0020600	0.0014400	0.0008600	0.0004900	0.0002900	0.0001900	0.0001300	0.0000900
February 1, 2025	0.0026804	0.0030456	0.0030456	0.0030456	0.0029100	0.0023700	0.0020600	0.0014100	0.0006300	0.0002900	0.0001600	0.0001000	0.0000700	0.0000500
February 1, 2026	0.0024719	0.0029200	0.0030456	0.0030456	0.0028100	0.0023000	0.0019900	0.0013200	0.0003600	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000
February 1, 2027	0.0022427	0.0027200	0.0030456	0.0030456	0.0026500	0.0021100	0.0018600	0.0012300	0.0003500	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000
February 1, 2028	0.0020285	0.0025300	0.0029600	0.0029900	0.0025400	0.0020200	0.0017900	0.0011900	0.0003300	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000
February 1, 2029	0.0017580	0.0022800	0.0027000	0.0027400	0.0023100	0.0018200	0.0015900	0.0010700	0.0003100	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000
February 1, 2030	0.0013647	0.0018700	0.0023200	0.0023800	0.0019600	0.0015000	0.0013100	0.0008600	0.0002600	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000
February 1, 2031	0.0006762	0.0011500	0.0016200	0.0017100	0.0013500	0.0010100	0.0008300	0.0005300	0.0001800	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000
February 1, 2032	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000	0.0000000

The exact Make-Whole Share Price and Change of Control Effective Date may not be set forth in the Make-Whole Table, in which case:

(1)	if the Make-Whole Share Price is between two such amounts in the Make-Whole Table or the Change of Control Effective Date is between two Change of Control Effective Dates in the Make-Whole Table, the number of Additional Shares will be determined by straight-line interpolation between the number of Additional Shares set forth for the higher and lower Make-Whole Share Prices and the earlier and later Change of Control Effective Dates, as applicable, based on a 365-day year;

(2)	if the Make-Whole Share Price is greater than $550 (subject to adjustment in the same manner as the Make-Whole Share Prices set forth in the column headings of the Make-Whole Table), the Make-Whole Amount will be $0; and

(3)	if the Make-Whole Share Price is less than $59.722 (subject to adjustment in the same manner as the Make-Whole Share Prices set forth in the column headings of the Make-Whole Table), the Make-Whole Amount will be $0.

The Make-Whole Share Prices set forth in the column headings of the Make-Whole Table shall be adjusted as of any date on which the Conversion Rate is otherwise adjusted in accordance with Section (7). The adjusted Make-Whole Share Prices shall equal the Make-Whole Share Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of

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which is the Conversion Rate immediately prior to such adjustment giving rise to the Make-Whole Share Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares set forth in the Make-Whole Table shall be adjusted in the same manner and at the same time as the Conversion Rate as set forth in Section (7).

In no event shall the Make-Whole Amount be greater than or less than the maximum and minimum values set forth in the table above and no Make-Whole Amount shall be paid with respect to a Change of Control occurring on or after February 2, 2032.

(ss)	“Make-Whole Share Price” means (i) the cash amount paid per Common Share, if the holders of Common Shares receive only cash in the applicable Change of Control or (ii) in any other situation, the simple average of the Weighted Average Price of the Common Shares over the five (5) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Change of Control Effective Date of the Change of Control.

(tt)	“Mandatory Conversion Measuring Period” means the thirty (30) consecutive Trading Day period following the first Trading Day of the applicable Mandatory Conversion Period during which the Mandatory Conversion Price Condition is satisfied.

(uu)	“Mandatory Conversion Period” means each of (i) the period commencing on February 1, 2026 and ending on February 1, 2030, exclusive and (i) the period from and after February 1, 2030.

(vv)	“Mandatory Conversion Price Condition” will be deemed satisfied for purposes of these Articles of Continuance: (i) with respect to a Mandatory Conversion for which a Mandatory Conversion Notice is delivered in accordance with Section (6)(d) during the First Mandatory Conversion Period, if the Closing Sale Price of the Common Shares has equaled or exceeded 190% of the Conversion Price as of the Issuance Date (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common Shares occurring after the Issuance Date pursuant to Section (7)) during twenty (20) Trading Days (whether or not consecutive) occurring in any thirty (30) consecutive Trading Day period occurring on or after February 1, 2026 and ending on the Trading Day immediately preceding the Mandatory Conversion Notice Date related to such Mandatory Conversion and (ii) with respect to a Mandatory Conversion for which a Mandatory Conversion Notice is delivered in accordance with Section (6)(d) during the Second Mandatory Conversion Period, if the Closing Sale Price of the Common Shares has equaled or exceeded 175% of the Conversion Price as of the Issuance Date (as adjusted for any share dividend, share split, share combination, reclassification or similar transaction relating to the Common Shares occurring after the Issuance Date pursuant to Section (7)) during twenty (20) Trading Days (whether or not consecutive) occurring in any thirty (30) consecutive Trading Day period occurring on or after February 1, 2030 and ending on the Trading Day immediately preceding the Mandatory Conversion Notice Date related to such Mandatory Conversion.

(ww)	“Merger Agreement” means that certain Agreement and Plan of Merger and Reorganization, dated as of November 7, 2022, by and among the Corporation, IAA, Inc., a Delaware corporation, and the other parties thereto, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

(xx)	“Minimum Ownership Threshold” means twenty five percent (25.0%) of the Series A Preferred Shares outstanding as of the applicable date of determination.

(yy)	“Offer to Repurchase Percentage” means such percentage of Common Shares being redeemed or repurchased by the Corporation (including Common Shares into which Junior Shares, options or warrants, which are being so redeemed or repurchased, are convertible, exchangeable or exercisable) out of the total number of Common Shares (including Common Shares into which such Junior Shares, options or warrants of the Corporation are convertible, exchangeable or exercisable, which are so being redeemed or repurchased) issued and outstanding (or in respect of any such Junior Shares, options or warrants, which are so being redeemed or repurchased, which are reserved for issuance upon conversion, exchange or exercise thereof) as of the applicable time of determination.

(zz)	“Offer to Repurchase Price” means the sum of (x) the amount of accrued and unpaid Dividends, if any, on the Series A Preferred Shares subject to the applicable Offer to Repurchase (and any accrued and unpaid dividends thereon accrued pursuant to Section (5)(c)) and (y) the greater of (1) the Conversion Amount of the Series A Preferred Shares subject to the applicable Offer to Repurchase and (2) the amount set forth in clause (1) increased by the same percentage as the premium paid to the holders of each Common Share (including Common Shares into which Junior Shares, options or warrants of the Corporation are convertible, exchangeable or exercisable) giving rise to the applicable Offer to Repurchase determined based on the purchase price relative to the Closing Sale Price of the Common Shares on the Trading Day the Corporation purchases such Common Share, Junior Share, option or warrant (unless such purchase occurs on a day that is not a Trading Day, in which case the Closing Sale Price from the immediately preceding Trading will be used in the determination of such premium). To the extent there is more than one Offer to Repurchase Event in a Calendar Quarter, the premium referred to in the immediately preceding sentence will be based on a weighted average calculation determined by the Corporation in good faith.

(aaa)	“Offer to Repurchase Pro Rata Portion” means, for each Holder, a fraction the numerator of which is the number of Series A Preferred Shares held by such Holder at the applicable time of determination and the denominator of which is the total number of Series A Preferred Shares outstanding at the applicable time of determination. In the event that a Holder shall sell or otherwise transfer any of its Series A Preferred Shares, the transferee shall be allocated a pro rata portion of the transferring Holder’s Offer to Repurchase Pro Rata Portion.

(bbb)	“open of business” means 9:00 a.m. (New York City time).

(ccc)	“Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

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(ddd)	“Principal Market” means the New York Stock Exchange (or its successor).

(eee)	“record date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Shares have the right to receive any cash, securities or other property or in which the Common Shares are exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Shares entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

(fff)	“Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Corporation and the initial holders of the Series A Preferred Shares relating to, among other things, the registration of the resale of the Common Shares issuable pursuant to the terms of these Articles of Continuance, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

(ggg)	“Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.

(hhh)	“Required Holders” means the Holders representing at least a majority of the aggregate Series A Preferred Shares then outstanding and shall include the Designee so long as the Designee and/or any of its Affiliates is a Holder who beneficially owns, in the aggregate, at least the Minimum Ownership Threshold.

(iii)	“Second Mandatory Conversion Period” means the period described in clause (ii) of the definition of “Mandatory Conversion Period” set forth in Section (18)(uu).

(jjj)	“Securities Act” means the Securities Act of 1933, as amended.

(kkk)	“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of the Subscription Date, by and among the Corporation and the initial holders of the Series A Preferred Shares, relating to, among other things, the purchase and sale of the Series A Preferred Shares, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

(lll)	“Subscription Date” means January 22, 2023.

(mmm)	“Subsidiaries” means any joint venture or entity in which the Corporation, directly or indirectly, owns more than 50% of the voting power of shares of capital or other equity or similar interest, including any subsidiaries formed or acquired after the Subscription Date.

(nnn)	“Trading Day” means any day on which (i) the Common Shares (or other security for which a Closing Sale Price or other price must be determined) are traded on the Principal Market, or, if the Principal Market is not the principal U.S. trading market for the Common Shares (or such other security) on such day, then on another Eligible Market on which the Common Shares (or such other security) are then traded or, if the Common Shares (or such other security) are not then listed on an Eligible Market, on the principal other U.S. market on which the Common Shares (or such other security) are then traded and (ii) a Closing Sale Price (or such other price) is for the Common Shares (or such other security) is available on such securities exchange or market; provided that if the Common Shares (or such other security) are not so listed or traded, “Trading Day” means a Business Day.

(ooo)	“Transfer Agent” means Computershare Investor Services Inc. or such other agent or agents of the Corporation as may be designated by the Board as the transfer agent for the Common Shares.

(ppp)	“Weighted Average Price” means per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “RBA <equity> AQR” (or its equivalent successor if such page is not available) (or the applicable Bloomberg page with respect to the common shares or other equity interests referred to in the definition “FMV” in Section (7)(a)(iv)) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one Common Share (or such other common share or equity interest referred to in the definition “FMV” in Section (7)(a) (iv)) on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Corporation). The “Weighted Average Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

(qqq)	“Wholly-Owned Subsidiary” means, with respect to any Person, any direct or indirect Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%,” the calculation of which shall exclude nominal amounts of the voting power of shares of capital stock or other interests in the relevant Subsidiary not held by such Person to the extent required to satisfy local minority interest requirements outside of the United States.

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Junior Preferred Shares

The following is a statement of the rights, privileges, restrictions and conditions attaching to the Junior Preferred shares (the “Junior Preferred Shares”), as a class in the capital of the Corporation.

(1)	Directors’ Authority to Issue in One or More Series. The directors of the Corporation may issue the Junior Preferred Shares at any time and from time to time in one or more series. Before any shares of a particular series are issued, the directors of the Corporation shall fix the number of shares that will form such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to be attached to the Junior Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or rates, amount or methods of calculation of dividends thereon, the currency or currencies of payment of dividends, the time and place of payment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any), the voting rights attached thereto (if any) and the terms and conditions of any share purchase plan or sinking fund with respect thereto. Before the issue of the first shares of a series, the directors shall send to the Director (as defined in the Business Corporations Act (Ontario)) articles of amendment containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the directors.

(2)	Ranking of Junior Preferred Shares. No rights, privileges, restrictions or conditions attached to a series of Junior Preferred Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Junior Preferred Shares. The Junior Preferred Shares shall be entitled, subject to the prior rights of the holders of the Senior Preferred Shares, to priority over the Common Shares of the Corporation and over any other shares ranking junior to the Junior Preferred Shares with respect to priority in the payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. If any cumulative dividends or amounts payable or return of capital in respect of a series of Junior Preferred Shares are not paid in full, the Junior Preferred Shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Junior Preferred Shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Junior Preferred Shares of any series may also be given such other preferences not consistent with clause (1) to (4) hereof over the Common Shares and over any other shares ranking junior to the Junior Preferred Shares as may be determined in the case of such series of Junior Preferred Shares.

(3)	Voting Rights. Except as herein referred to or as otherwise provided by law or in accordance with any voting rights which may from time to time be attached to any series of Junior Preferred Shares, the holders of the Junior Preferred Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.

(4)

Approval of Holders of Junior Preferred Shares. The rights, privileges, restrictions and conditions attaching to the Junior Preferred Shares as a class may be added to, changed or removed but only with the approval of the holders of Junior Preferred Shares given as hereinafter specified.

The approval of the holders of Junior Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Junior Preferred Shares as a class or of any other matter requiring the consent of the holders of the Junior Preferred Shares as a class may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of Junior Preferred Shares duly called for that purpose. The formalities to be observed in respect of the giving of notice of any such meeting or any adjourned meeting and the conduct thereof shall be those from time to time prescribed by the Business Corporations Act (Ontario) (as from time to time amended, varied or replaced) and the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at a meeting of holders of Junior Preferred Shares as a class, or at a joint meeting of the holders of two or more series of Junior Preferred Shares, each holder of Junior Preferred Shares entitled to vote thereat shall have 1 vote in respect of each Junior Preferred Share held by him/her.

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EXHIBIT 1

RB GLOBAL, INC.

CONVERSION NOTICE

Reference is made to the Articles of Continuance of RB Global, Inc. (the “Articles of Continuance”) creating the Series A Senior Preferred Shares. In accordance with and pursuant to the Articles of Continuance, the undersigned hereby elects to convert the number of Series A Senior Preferred Shares (the “Series A Preferred Shares”) of RB Global, Inc., a corporation continued under the laws of the Province of Ontario (the “Corporation”), indicated below into Common Shares (the “Common Shares”) of the Corporation, as of the date specified below.

Date of Conversion:

Number of Series A Preferred Shares to be converted:

Tax ID Number (If applicable):

Please confirm the following information:

Conversion Rate:

Number of Common Shares to be issued:

Please issue the Common Shares into which the Series A Preferred Shares are being converted to the Holder, or for its benefit, as follows:

☐ To the undersigned’s account on the records of the Transfer Agent

Issue to:

Address:

Telephone Number:

Tax Identification Number:

☐ If the securities are unrestricted, check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Note: Initially, the common shares issued upon conversion will include restrictive legends and will not be able to be processed through DTC.

Payment Instructions for cash payment in lieu of fractional shares:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

[NOTE TO HOLDER -- THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

ACKNOWLEDGMENT

The Corporation hereby acknowledges this Conversion Notice and hereby directs [Computershare Investor Services Inc.] [OR IF COMPUTERSHARE INVESTOR SERVICES INC. NO LONGER SERVES AS THE CORPORATION’S TRANSFER AGENT, INSERT THE NAME OF THE CORPORATION’S CURRENT TRANSFER AGENT] to issue the above indicated number of Common Shares in accordance with the Standing Transfer Agent Instructions dated XX, 20XX from the Corporation and acknowledged and agreed to by [Computershare Investor Services Inc.] [OR IF COMPUTERSHARE INVESTOR SERVICES INC. NO LONGER SERVES AS THE CORPORATION’S TRANSFER AGENT, INSERT THE NAME OF THE CORPORATION’S CURRENT TRANSFER AGENT].

RB GLOBAL, INC.

By:

Name:

Title:

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APPENDIX C: PROPOSED BY-LAWS

BY-LAW NO. 2

A by-law relating generally to the transaction of the business and affairs of

RB GLOBAL, INC.

(hereinafter referred to as the “Corporation”)

DIRECTORS

1.	Calling of and notice of meetings. Meetings of the board shall be held at such place and time and on such day as they see fit. A director may at any time convene a meeting of the board. Notice of meetings of the board shall be given to each director not less than 48 hours before the time when the meeting is to be held. Each newly elected board may without notice hold its first meeting for the purposes of organization and the appointment of officers immediately following the meeting of shareholders at which such board was elected.

2	Votes to govern. At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote.

3.	Interest of directors and officers generally in contracts. No director or officer shall be disqualified by his office from contracting with the Corporation nor shall any contract or arrangement entered into by or on behalf of the Corporation with any director or officer or in which any director or officer is in any way interested be liable to be voided nor shall any director or officer so contracting or being so interested be liable to account to the Corporation for any profit realized by any such contract or arrangement by reason of such director or officer holding that office or of the fiduciary relationship thereby established; provided that the director or officer shall have complied with the provisions of the Business Corporations Act (Ontario).

4.	Advance Notice for Nomination of Directors

(a)	Meetings of Shareholders. Subject only to the Business Corporations Act (Ontario) and the Articles of the Corporation, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, and such nomination or proposed nomination is made:

(i)	by or at the direction of the board, including pursuant to a notice of meeting;

(ii)	by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act (Ontario), or a requisition of the shareholders made in accordance with the provisions of the Business Corporations Act (Ontario); or

(iii)	by any person (a “Nominating Shareholder”): (a) who, at the close of business on the date of the giving of the notice provided for below in this paragraph 4 and at the close of business on the record date for notice of such meeting, is entered in the securities register of the Corporation as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence satisfactory to the Corporation of such beneficial ownership; and (b) who complies with the notice procedures set forth below in this paragraph 4.

(b)	Timely Notice. In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Corporation at the head office of the Corporation.

(i)	To be timely, a Nominating Shareholder’s notice to the Corporate Secretary of the Corporation must be made:

A.	in the case of an annual meeting of shareholders, not less than 30 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

B.	in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

(c)	Proper Written Form. To be in proper written form, a Nominating Shareholder’s notice to the Corporate Secretary of the Corporation must:

(i)	set forth the following information as to each person whom the Nominating Shareholder proposes to nominate for election as a director (each a “Proposed Nominee”):

A.	the name, age, business address and residential address of the Proposed Nominee;

B.	the principal occupation or employment of the Proposed Nominee for the most recent five years, and the name and principal business of any company in which such employment was carried on;

C.	the citizenship and place of residence of the Proposed Nominee;

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D.	the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the Proposed Nominee as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

E.	any other information relating to the Proposed Nominee that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act (Ontario) and Applicable Securities Laws (as defined below); and

F.	the Proposed Nominee’s written consent to being named in the notice as a nominee and to serving as a director of the Corporation if elected; and

(ii)	set forth the following information as to the Nominating Shareholder giving the notice:

A.	the name and address of such Nominating Shareholder, as they appear on the securities register of the Corporation;

B.	the number of securities of each class or series of securities of the Corporation owned of record and beneficially by, or under the control or direction of, directly or indirectly, such Nominating Shareholder;

C.	full particulars regarding any agreement, arrangement or understanding with respect to the nomination between or among such Nominating Shareholder, any of their respective affiliates or associates, and any others acting jointly or in concert with any of the foregoing, including the Proposed Nominee;

D.	full particulars regarding any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on behalf of, such Nominating Shareholder, whether or not such instrument or right shall be subject to settlement in underlying securities of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Nominating Shareholder with respect to securities of the Corporation;

E.	full particulars regarding any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote or direct the voting of any securities of the Corporation; and

F.	any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act (Ontario) and Applicable Securities Laws (as defined below); and

(iii)	include a certification by the Nominating Shareholder that the Nominating Shareholder’s notice contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made and a certification by the Proposed Nominee that the information in relation to him or her contained in the Nominating Shareholder’s Notice is true and accurate.

(d)	The Corporation may require any Proposed Nominee to furnish such other information and documents as may reasonably be required by the Corporation to (i) determine the eligibility of such Proposed Nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence and/or qualifications in respect of financial literacy, or lack thereof, of such Proposed Nominee or (ii) satisfy the requirements of the Business Corporations Act (Ontario), Applicable Securities Laws or applicable stock exchange rules. In addition, a Nominating Shareholder’s notice (including but not limited to the related certification) shall be promptly updated and supplemented if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting of shareholders.

(e)	Eligibility for Nomination. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this paragraph 4; provided, however, that nothing in this paragraph 4 shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act (Ontario) or the discretion of the Chairman. The Chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(f)	For purposes of this By-law No. 2:

(i)	“public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval + at www.sedarplus.com; and

(ii)	“Applicable Securities Laws” means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province and territory of Canada.

(g)	Notice. Notwithstanding any other provision of this By-law No. 2, a Nominating Shareholder’s notice given to the Corporate Secretary of the Corporation pursuant to this paragraph 4 may only be given by personal delivery, facsimile transmission or by email (at such email address as may be stipulated from time to time by the Corporate Secretary of the Corporation for purposes of such notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (if applicable, at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary at the address of the head office of the Corporation; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Pacific Standard Time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

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(h)	Compliance with Share Rights. Notwithstanding the foregoing, all nominations must be made in accordance with the special rights and restrictions attached to any class or series of shares from time to time.

(i)	Waiver of Requirement. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, waive any requirement in this paragraph 4.

SHAREHOLDERS’ MEETINGS

5.	Quorum.

(a)	Quorum. At any meeting of shareholders, a quorum shall be two persons present in person and each entitled to vote thereat and holding or representing by proxy not less than thirty three per cent (33%) of the votes entitled to be cast thereat.

(b)	Participation by Electronic Means. Subject to compliance with applicable requirements under the Business Corporations Act (Ontario) and regulations thereunder and applicable securities laws, any person entitled to attend and vote at a meeting of shareholders may (i) vote at the meeting in person or by proxy (and, subject to any determination made from time to time by the board, may appoint a proxy by any method permitted by law and approved by the board from time to time, including, but not limited to input of data using telephonic facilities, over certain approved secured internet facilities or other electronic facilities as deemed appropriate by the board); and (ii) participate in the meeting of shareholders by means of telephonic, electronic or other communication facilities that permit all participants to communicate adequately with each other during the meeting, in a manner as approved by the board as orderly and secured and if the Corporation makes available such communication facilities.

(c)	Meeting by Electronic Means – Subject to compliance with applicable requirements under the Business Corporations Act (Ontario) and regulations thereunder and applicable securities laws, the board may determine the manner of which meetings of shareholder shall be held (either at a specific place, or by means of telephonic, electronic or other communication facilities that permit all participants to communicate adequately with each other, or a combination of the foregoing as the board deems appropriate). When calling a meeting of shareholders, the board may determine that such meeting will be held entirely by means of such telephonic, electronic or other communication facilities, provided that the board is reasonably satisfied that all participants shall be able to communicate adequately with each other during the meeting.

(d)	Procedures in relation to Electronic Participation. Subject to compliance with applicable requirements under the Business Corporations Act (Ontario) and regulations thereunder and applicable securities laws, the board may establish, in connection with any meeting of shareholders, procedures regarding voting at the meeting by means of telephonic, electronic or other communication facilities consistent with those procedures. The board may determine from time to time that the voting at any specific meeting shall be held entirely by such means.

INDEMNIFICATION

6.	Indemnification of directors and officers. The Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives to the extent permitted by the Business Corporations Act (Ontario).

7.	Indemnity of others. Except as otherwise required by the Business Corporations Act (Ontario) and subject to paragraph 6, the Corporation may from time to time indemnify and save harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent of or participant in another body corporate, partnership, joint venture, trust or other enterprise, against expenses (including legal fees), judgments, fines and any amount actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that his conduct was lawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not, of itself, create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had no reasonable grounds for believing that his conduct was lawful.

8.	Right of indemnity not exclusive. The provisions for indemnification contained in the by-laws of the Corporation shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise, both as to action in his official capacity and as to action in another capacity, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and legal representatives of such a person.

9.	No liability of directors or officers for certain matters. To the extent permitted by law, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or body corporate with whom or which any moneys, securities or other assets belonging to the Corporation shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his failure to act honestly and in good faith with a view to the best interests of the Corporation and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. If any

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director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, the fact of his being a director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

BANKING ARRANGEMENTS, CONTRACTS, ETC.

10.	Banking arrangements. The banking business of the Corporation, or any part thereof, shall be transacted with such banks, trust companies or other financial institutions as the board may designate, appoint or authorize from time to time by resolution and all such banking business, or any part thereof, shall be transacted on the Corporation’s behalf by such one or more officers and/or other persons as the board may designate, direct or authorize from time to time by resolution and to the extent therein provided.

11.	Execution of instruments. Contracts, documents or instruments in writing requiring execution by the Corporation shall be signed by any one officer or director, and all contracts, documents or instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board is authorized from time to time by resolution to appoint any director or directors, officer or officers or any other person or persons on behalf of the Corporation to sign and deliver either contracts, documents or instruments in writing generally or to sign either manually or by facsimile signature and deliver specific contracts, documents or instruments in writing. The term “contracts, documents or instruments in writing” as used in this By-law No. 2 shall include deeds, mortgages, charges, conveyances, powers of attorney, transfers and assignments of property of all kinds including specifically but without limitation transfers and assignments of shares, warrants, bonds, debentures or other securities and all paper writings.

MISCELLANEOUS

12.	Invalidity of any provisions of this By-law No. 2. The invalidity or unenforceability of any provision of this by-law shall not affect the validity or enforceability of the remaining provisions of this By-law No.2.

13.	Omissions and errors. The accidental omission to give any notice to any shareholder, director, officer or auditor or the non-receipt of any notice by any shareholder, director, officer or auditor or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

INTERPRETATION

14.	Interpretation. In this By-law No. 2 and all other by-laws of the Corporation words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders; words importing persons shall include an individual, partnership, association, body corporate, executor, administrator or legal representative and any number or aggregate of persons; “articles” include the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement and articles of revival; “board” shall mean the board of directors of the Corporation; “Business Corporations Act (Ontario)” shall mean Business Corporations Act, R.S.O. 1990, c. B. 16 as amended from time to time or any Act that may hereafter be substituted therefor; and “meeting of shareholders” shall mean and include an annual meeting of shareholders and a special meeting of shareholders.

REPEAL

15.	Repeal. All previous by-laws of the Corporation are repealed as of the coming into force of this by-law provided that such repeal will not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal. All officers and persons acting under any by-law so repealed will continue to act as if appointed by the directors under the provisions of this by-law or the Business Corporations Act (Ontario) until their successors are appointed.

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APPENDIX D: SECTION 190 OF THE CBCA

Right to dissent

190 (1) Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a)	amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b)	amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

(c)	amalgamate otherwise than under section 184;

(d)	be continued under section 188;

(e)	sell, lease or exchange all or substantially all its property under subsection 189(3); or

(f)	carry out a going-private transaction or a squeeze-out transaction.

Further right

(2)	A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

If one class of shares

(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares.

Payment for shares

(3)	In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

No partial dissent

(4)	A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection

(5)	A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Notice of resolution

(6)	The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

Demand for payment

(7)	A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a)	the shareholder’s name and address;

(b)	the number and class of shares in respect of which the shareholder dissents; and

(c)	a demand for payment of the fair value of such shares.

Share certificate

(8)	A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Forfeiture

(9)	A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

Endorsing certificate

(10)	A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

145	2024 Proxy Statement

Suspension of rights

(11)	On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a)	the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

(b)	the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

(c)	the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.

Offer to pay

(12)	A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

(a)	a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b)	if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Same terms

(13)	Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

Payment

(14)	Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Corporation may apply to court

(15)	Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Shareholder application to court

(16)	If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Venue

(17)	An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

No security for costs

(18)	A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

Parties

(19)	On an application to a court under subsection (15) or (16),

(a)	all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

(b)	the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Powers of court

(20)	On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Appraisers

(21)	A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Final order

(22)	The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Interest

(23)	A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

146	2024 Proxy Statement

Notice that subsection (26) applies

(24)	If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Effect where subsection (26) applies

(25)	If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

(a)	withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

(b)	retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

Limitation

(26)	A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)	the corporation is or would after the payment be unable to pay its liabilities as they become due; or

(b)	the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

147	2024 Proxy Statement

**RB Global, Inc.**
Two Westbrook Corporate Center, Suite 500
Westchester, Illinois 60154, United States
USA Toll Free: +1-800-663-8457
Canada Toll Free: +1-800-663-1739

© 2024 RB Global, Inc. All rights reserved.

**rbglobal.com**

RB GLOBAL™

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:00 a.m. Central Time on May 3, 2024. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available, and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/RBA2024**

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available, and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:00 a.m. Central Time on May 3, 2024. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be effective, forms of proxy sent by mail must be received no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V31474-P99865 KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.** DETACH AND RETURN THIS PORTION ONLY

**RB GLOBAL, INC.**

**The Board of Directors recommends a vote: FOR proposals 1, 2, 3 and 4**

1. Election of Directors

| **Nominees:** | **For** | **Against** |
|---|---|---|
| 1a. Robert G. Elton | ☐ | ☐ |
| 1b. Jim Kessler | ☐ | ☐ |
| 1c. Brian Bales | ☐ | ☐ |
| 1d. Adam DeWitt | ☐ | ☐ |
| 1e. Gregory B. Morrison | ☐ | ☐ |
| 1f. Timothy O'Day | ☐ | ☐ |
| 1g. Sarah Raiss | ☐ | ☐ |
| 1h. Michael Sieger | ☐ | ☐ |
| 1i. Jeffrey C. Smith | ☐ | ☐ |
| 1j. Debbie Stein | ☐ | ☐ |
| 1k. Carol Stephenson | ☐ | ☐ |

| | **For** | **Withhold** | **Abstain** |
|---|---|---|---|
| 2. Appointment of Ernst & Young LLP as auditors of the Company until the next Annual Meeting of the Company and authorizing the Audit Committee to fix their remuneration. | ☐ | ☐ | ☐ |

| | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 3. Approval, on an advisory basis, of a non-binding resolution on the compensation of the Company's named executive officers as described in the Company's definitive proxy statement. | ☐ | ☐ | ☐ |
| 4. Approval of the Company's continuation from a corporation organized under the *Canada Business Corporations Act* to a corporation organized under the *Business Corporations Act* (Ontario). | ☐ | ☐ | ☐ |

**NOTE:** The proxies are also authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

You are cordially invited to attend our 2024 Annual and Special Meeting of Shareholders to be held on Tuesday, May 7, 2024 at 11:00 a.m. Central Time in a virtual-only format at: www.virtualshareholdermeeting.com/RBA2024

Regardless of whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.

Shareholders of record at the close of business on March 18, 2024 and holders of proxies for these shareholders may attend and vote at our Annual and Special Meeting. Shareholders will not be able to attend the meeting in person.

We will hold a virtual-only Annual and Special Meeting at which our shareholders can view our Annual and Special Meeting at www.virtualshareholdermeeting.com/RBA2024. Shareholders at the close of business on March 18, 2024 may also ask questions and vote at our Annual and Special Meeting via the Internet.

V31475-P99865

**RB GLOBAL, INC.**

**THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS**

**ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS**
**May 7, 2024**

The shareholder(s) hereby appoint(s):

(a) Robert G. Elton and Jim Kessler, or either of them; or

(b) ______________________________ (Print the name of the person you are appointing if this person is someone other than the Company nominees listed herein),

as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares and Series A Preferred Shares of RB GLOBAL, INC. that the shareholder(s) is/are entitled to vote at the Annual and Special Meeting of Shareholders to be held at 11:00 a.m. Central Time on Tuesday, May 7, 2024, in a virtual-only format at www.virtualshareholdermeeting.com/RBA2024, and any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. FOR OTHER MATTERS THAT MAY BE PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXYHOLDER.**

**PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.**

**Continued and to be signed on reverse side**

V31475-P99865